[MORGAN STANLEY LOGO]

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002


Active International Allocation Portfolio

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

Active International Allocation Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

United Kingdom      26.4%
Japan               16.9%
France               6.6%
Switzerland          6.3%
Netherlands          6.3%
Other               37.5%

TOP FIVE HOLDINGS**

                                                           PERCENT OF
SECURITY                    COUNTRY                        NET ASSETS
-----------------------------------------------------------------------
BP plc                      United Kingdom                        3.2%
GlaxoSmithKline plc         United Kingdom                        2.7
Unilever                    Netherlands / United Kingdom          2.3
Royal Dutch Petroleum Co.   Netherlands                           2.0
Vodafone Group plc          United Kingdom                        2.0

**Excludes Short-Term Investments

TOP FIVE INDUSTRIES

                                                 VALUE     PERCENT OF
INDUSTRY                                         (000)     NET ASSETS
-----------------------------------------------------------------------
Banks                                           $1,561           10.0%
Pharmaceuticals                                  1,426            9.2
Oil & Gas                                        1,342            8.6
Electric Utilities                                 892            5.7
Food Products                                      805            5.2

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
INDEX

                                            TOTAL RETURNS(2)
                              ----------------------------------------------
                                              ONE            AVERAGE ANNUAL
                                  YTD        YEAR        SINCE INCEPTION(3)
----------------------------------------------------------------------------
Portfolio -- Class I           (17.79)%    (17.79)%              (11.59)%
Portfolio -- Class II           (1.91)        N/A                   N/A
Index(1) -- Class I            (15.94)     (15.94)               (11.92)
Index(1) -- Class II            (0.66)        N/A                   N/A

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Class I shares and Class II shares commenced operations on September 20, 1999 and November 15, 2002, respectively.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
FISCAL YEAR ENDED DECEMBER 31

                                                          MSCI EAFE NET
                                    PORTFOLIO                     INDEX
9/20/1999*                            $10,000                   $10,000
12/31/1999                            $11,774                   $11,699
12/31/2000                            $10,128                    $9,990
12/31/2001                             $8,122                    $7,848
12/31/2002                             $6,677                    $6,596

* Class I shares commenced operations on September 20, 1999

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary based upon the different inception dates and fees assessed to that class.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio's Class I shares had a total return of -17.79% compared to -15.94% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the period from November 15, 2002 to December 31, 2002, the Portfolio's Class II shares had a total return of -1.91%, compared to -0.66% for the Index.

MARKET REVIEW

The first half of 2002 was a period of relative stability for the international equity markets. Then market volatility increased in late May beginning with a tremendous sell off (30% plus in local currency terms) followed by an August rally (about 15%), a September decline (about 18%) and then a 17% rally in October. From that point through the year end, international equities traded in a relatively narrow range. For the year, the U.S. dollar was notably weak losing 20% versus the Swiss franc, nearly 18% versus the Euro, and roughly 10% against both the British pound and Japanese yen.

The Portfolio lagged the Index for the year. Portfolio performance relative to the Index for the period is chiefly explained by our defensive positioning. The Portfolio was overweight in consumer staples (-0.5% for the MSCI Index in U.S. dollars), utilities (-3.8%), and energy (-2.6%) that contributed positively to our relative return. We were underweight in the more cyclical markets, such as Australia (-1.3%) and the materials sector (-1.9%), which detracted from performance. While our below Index allocation in Japan (-10.3%) hurt the Portfolio's returns, our significant underweight in Japanese financials (-19.6%), was positive for performance.

Our basic belief is that nominal gross domestic product growth in 2003 will likely be low and that globally, extended corporate and consumer balance sheets may keep both demand and pricing power low. We continue to be focused on defensives; specifically overweight consumer staples, utilities and healthcare. Although we have covered a good portion of our earlier underweights to telecommunications and technology hardware, we remain below the benchmark weight. Our above Index allocations to consumer staples and utilities are based on our belief that these holdings represent companies with generally solid cash earnings and a stable, albeit unexciting, outlook.

The Japanese market performed strongly during the first half of the year, but steadily lost value from July through December. Investors have lost faith in the pace and depth of reforms. The market is highly ranked on valuation, earnings and technicals. On an absolute valuation basis MSCI Japan is at a price to book value of 1.34 and at 0.58 relative to MSCI Kokusai. While cheap valuations signal there is little room for the market on the downside, a catalyst to spur market performance is so far absent. Like valuations, market technicals offer hope: the market is oversold and investors appear apathetic. The Portfolio has roughly 1% invested in South Korea, focused on the technology sector. Our investment rationale is based on attractive valuation for this group and the prospect for earnings growth with a global cyclical pick up.

Following weak performance for the first three quarters of the year, European markets performed strongly in the fourth quarter and led world markets with a gain of 12.3%. On an absolute valuation basis these markets are back to their 10 year average and are attractively valued on a forward yield gap basis. However earnings revisions are below 50 (upgrades as a percentage of total revisions) and the fundamental story for the coming year is less than compelling. Consumer and business confidence indicators are at low levels and the European Central Bank is reluctant to cut interest rates. For the consumer sector, fiscal pressure seems likely to result in higher taxes and lower social benefits - hardly encouraging. We are defensively positioned within the region.

MARKET OUTLOOK

Commodity prices, notably crude oil and gold, moved sharply higher into the year end. It is unclear if this is demand driven (would be positive) or supply driven and fueled by the U.S. Federal Reserve and the threat of war. We wait to see the trajectory and strength of the economic recovery.


January 2003

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (82.8%)
AUSTRALIA (1.8%)
  Alumina Ltd.                                       2,606             $       7
  Amcor Ltd.                                         1,926                     9
  AMP Diversified Property Trust                       496                     1
  AMP Ltd.                                             941                     6
  Ansell Ltd.                                          267(a)                  1
  Aristocrat Leisure Ltd.                              280                     1
  Australia and New Zealand Banking Group Ltd.         719                     7
  Australian Gas Light Co., Ltd.                       535                     3
  BHP Billiton Ltd.                                  8,318                    48
  Boral Ltd.                                         1,626                     4
  Brambles Industries Ltd.                           1,142                     3
  Coca-Cola Amatil Ltd.                              1,524                     5
  Coles Myer Ltd.                                    1,145                     4
  Commonwealth Bank of Australia                       980                    15
  Computershare Ltd.                                   331                    --@
  CSL Ltd.                                             134                     2
  CSR Ltd.                                           2,437                     9
  Foster's Group Ltd.                                2,369                     6
  General Property Trust                             1,870                     3
  Goodman Fielder Ltd.                               1,507                     2
  James Hardie Industries N.V.                       1,064                     4
  Leighton Holdings Ltd.                               346                     2
  Lend Lease Corp., Ltd.                               424                     2
  Mayne Group Ltd.                                     757                     1
  M.I.M. Holdings Ltd.                               5,426                     5
  Mirvac Group                                         764                     2
  National Australia Bank Ltd.                       1,400                    25
  Newcrest Mining Ltd.                                 673                     3
  News Corp., Ltd.                                   2,382                    15
  OneSteel Ltd.                                        220                    --@
  Orica Ltd.                                           669                     4
  PaperlinX Ltd.                                     1,183                     3
  QBE Insurance Group Ltd.                             538                     2
  Rio Tinto Ltd.                                       742                    14
  Santos Ltd.                                          733                     2
  Southcorp Ltd.                                       794                     2
  Stockland Trust Group                                523                     1
  Suncorp-Metway Ltd.                                  400                     3
  TABCORP Holdings Ltd.                                412                     2
  Telstra Corp., Ltd.                                6,021                    15
  Transurban Group                                     358                     1
  Wesfarmers Ltd.                                      348                     5
  Westfield Trust                                    2,010                     4
  Westfield Trust (New)                                 72(a)                 --@
  Westpac Banking Corp., Ltd.                        1,267                    10
  WMC Resources Ltd.                                 2,606(a)                  6
  Woolworths Ltd.                                    1,439                     9
--------------------------------------------------------------------------------
                                                                             278
================================================================================
AUSTRIA (0.1%)
  Erste Bank der Oesterreichischen
    Sparkassen AG                                       10                     1
  Oesterreichische
    Elektrizitaetswirtschafts-AG,
    Class A                                             99                     8
--------------------------------------------------------------------------------
                                                                               9
================================================================================
BELGIUM (0.5%)
  Dexia                                              1,823             $      23
  Electrabel S.A.                                       10                     2
  Fortis AG                                          2,350                    42
  KBC Bancassurance Holding N.V.                       140                     5
  Solvay S.A.                                           54                     4
  UCB S.A.                                              44                     1
  Umicore                                                9                    --@
--------------------------------------------------------------------------------
                                                                              77
================================================================================
CHINA/HONG KONG (1.6%)
  Bank of East Asia Ltd.                             4,399                     8
  Cathay Pacific Airways Ltd.                        3,000                     4
  Cheung Kong Holdings Ltd.                          5,000                    32
  CLP Holdings Ltd.                                  5,700                    23
  Esprit Holdings Ltd.                               2,000                     3
  Hang Lung Properties Ltd.                          4,000                     4
  Hang Seng Bank Ltd.                                2,500                    27
  Henderson Land Development Co., Ltd.               2,000                     6
  Hong Kong & China Gas Co., Ltd.                   11,553                    15
  Hong Kong Electric Holdings Ltd.                   4,000                    15
  Hong Kong Exchanges & Clearing Ltd.                3,000                     4
  Hutchison Whampoa Ltd.                             6,200                    39
  Johnson Electric Holdings Ltd.                     5,000                     5
  Li & Fung Ltd.                                     5,000                     5
  MTR Corp Ltd.                                      4,056                     4
  New World Development Co., Ltd.                    4,239                     2
  PCCW Ltd.                                         29,488(a)                  5
  Sun Hung Kai Properties Ltd.                       4,000                    24
  Swire Pacific Ltd., Class A                        3,000                    11
  Television Broadcasts Ltd.                         2,000                     6
  Wharf Holdings Ltd.                                4,000                     8
--------------------------------------------------------------------------------
                                                                             250
================================================================================
DENMARK (0.4%)
  Danisco A/S                                          100                     3
  Danske Bank A/S                                    1,643                    27
  Group 4 Flack A/S                                    400                     9
  ISS A/S                                              300(a)                 11
  Novozymes A/S, Class B                               100                     2
  TDC A/S                                              100                     2
--------------------------------------------------------------------------------
                                                                              54
================================================================================
FINLAND (0.7%)
  Fortum Oyj                                           672                     4
  Instrumentarium Oyj                                  413                    17
  Kesko Oyj                                            121                     1
  Kone Corp.                                           100                     3
  Metso Oyj                                            470                     5
  Nokia Oyj                                          2,754                    44
  Outokumpu Oyj                                        211                     2
  Rautaruukki Oyj                                       11                    --@
  Sampo Oyj, Class A                                    90                     1
  Stora Enso Oyj                                       749                     8
  TietoEnator Oyj, Class B                             300                     4
  UPM-Kymmene Oyj                                      442                    14
  Wartsila Oyj, Class B                                 78                     1
--------------------------------------------------------------------------------
                                                                             104
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                           VALUE
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
FRANCE (6.6%)
  Accor S.A.                                           356             $      11
  Aventis S.A.                                       1,682                    91
  Axa                                                1,810                    24
  BNP Paribas S.A.                                   1,798                    73
  Bouygues S.A.                                        857                    24
  Cap Gemini S.A.                                      115                     3
  Carrefour S.A.                                     1,177                    52
  Casino Guichard-Perrachon S.A.                       155                    11
  Cie De Saint-Gobain                                  496                    15
  Dassault Systemes S.A.                                39                     1
  Essilor International S.A.                            29                     1
  Gecina S.A.                                          101                    11
  Groupe Danone                                        577                    78
  Imerys S.A.                                           25                     3
  Klepierre                                             45                     6
  L'Air Liquide S.A.                                   113                    15
  L'Oreal S.A.                                       1,236                    94
  Lafarge S.A.                                         195                    15
  Lagardere S.C.A.                                     239                    10
  LVMH Moet Hennessy Louis Vuitton S.A.                865                    35
  Pechiney S.A.                                         79                     3
  Pernod-Ricard S.A.                                   168                    16
  Pinault-Printemps-Redoute S.A.                       232                    17
  Sanofi-Synthelabo S.A.                             1,608                    98
  Schneider Electric S.A.                              221                    10
  Silic                                                 10                     2
  Societe BIC S.A.                                     205                     7
  Societe Fonciere Lyonnaise                           381                    12
  Societe Generale, Class A                            690                    40
  Sodexho Alliance S.A.                                371                     9
  Sophia (ex-SFI)                                      175                     6
  Suez S.A.                                            213                     4
  Technip-Coflexip S.A.                                 14                     1
  Thales S.A.                                          316                     8
  Thomson                                              271(a)                  5
  TotalFinaElf S.A.                                  1,195                   171
  Unibail                                              415                    29
  Vivendi Universal S.A.                             1,286                    21
--------------------------------------------------------------------------------
                                                                           1,032
================================================================================
GERMANY (5.0%)
  Adidas-Salomon AG                                     50                     4
  Allianz AG                                           200                    19
  Altana AG                                            350                    16
  BASF AG                                            1,301                    49
  Bayer AG                                           1,701                    36
  Bayerische Hypo-und Vereinsbank AG                   150                     2
  Beiersdorf AG                                        500                    56
  DaimlerChrysler AG                                   601                    18
  Deutsche Boerse AG                                    50                     2
  Deutsche Lufthansa AG                              2,050(a)                 19
  Deutsche Post AG (Registered)                        250                     3
  Deutsche Telekom AG                                6,600                    85
  Douglas Holding AG                                   200                     3
  E.ON AG                                            4,131                   167
  Epcos AG                                             100(a)                  1
  Fresenius Medical Care AG                            200             $       8
  Gehe AG                                              150                     6
  HeidelbergCement AG                                   17                     1
  IVG Immobilien AG                                    589                     5
  KarstadtQuelle AG                                    200                     3
  Linde AG                                             350                    13
  MAN AG                                               200                     3
  Merck KGaA                                           209                     6
  Metro AG                                           1,000                    24
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)                       100                    12
  RWE AG                                               250                     6
  SAP AG                                               950                    74
  Schering AG                                          450                    20
  Siemens AG                                         2,101                    89
  Thyssen Krupp AG                                     850                    10
  TUI AG                                               400                     7
  Volkswagen AG                                        150                     5
--------------------------------------------------------------------------------
                                                                             772
================================================================================
GREECE (0.0%)
  Alpha Bank A.E.                                       69                     1
  EFG Eurobank Ergasias S.A.                            84                     1
  National Bank of Greece S.A.                          66                     1
--------------------------------------------------------------------------------
                                                                               3
================================================================================
IRELAND (0.5%)
  Allied Irish Banks plc                             2,559                    35
  Bank of Ireland plc                                2,471                    25
  CRH plc                                              910                    11
  Irish Life & Permanent plc                           316                     3
  Kerry Group plc, Class A                              44                     1
  Kerry Group plc, Class A
    (London Shares)                                    100                     1
--------------------------------------------------------------------------------
                                                                              76
================================================================================
ITALY (3.1%)
  Aedes S.p.A                                        1,690                     6
  Alleanza Assicurazioni S.p.A.                        650                     5
  Assicurazioni Generali S.p.A.                      1,377                    28
  Autogrill S.p.A.                                     294(a)                  2
  Banca Monte dei Paschi di Siena S.p.A.               390                     1
  Banca Nazionale Del Lavoro S.p.A.                    546(a)                  1
  Banca Popolare di Milano Scrl                        151(a)                  1
  Benetton Group S.p.A.                                250                     2
  Beni Stabili S.p.A.                               21,180                    10
  Enel S.p.A.                                       15,303                    80
  Eni S.p.A.                                         8,007                   128
  IntesaBci S.p.A.                                  11,417                    24
  Italcementi S.p.A.                                    88                     1
  Italgas S.p.A.                                       980                    13
  Mediaset S.p.A.                                    2,000                    15
  Mediobanca S.p.A.                                    890                     7
  Parmalat Finanziaria S.p.A.                          884                     2
  Pirelli S.p.A.                                     2,440                     2
  Riunione Adriatica di Sicurta S.p.A.                 489                     6
  Sanpaolo IMI S.p.A.                                2,019                    13
  Snia S.p.A.                                        1,098(a)                  1

    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
ITALY (CONT'D)
  Telecom Italia Mobile S.p.A.                      11,996             $      55
  Telecom Italia S.p.A.                              4,569                    35
  Telecom Italia S.p.A. (Non-voting)                   429                     2
  UniCredito Italiano S.p.A.                         9,081                    36
--------------------------------------------------------------------------------
                                                                             476
================================================================================
JAPAN (16.9%)
  Acom Co., Ltd.                                       290                    10
  Advantest Corp.                                      100                     4
  Aeon Co., Ltd.                                     1,000                    24
  Aiful Corp.                                           50                     2
  Ajinomoto Co., Inc.                                2,000                    21
  Amada Co., Ltd.                                    1,000                     3
  Asahi Breweries Ltd.                               1,000                     7
  Asahi Glass Co., Ltd.                              4,000                    25
  Asahi Kasei Corp.                                  3,000                     7
  Asatsu-DK, Inc.                                      100                     2
  Bellsystem24, Inc.                                    20                     4
  Benesse Corp.                                        300                     3
  Bridgestone Corp.                                  2,000                    25
  Canon, Inc.                                        1,000                    38
  Casio Computer Co., Ltd.                           1,000                     6
  Central Japan Railway Co.                              4                    25
  Chubu Electric Power Co., Inc.                       300                     5
  Chugai Pharmaceutical Co., Ltd.                      900                     9
  Credit Saison Co., Ltd.                              300                     5
  CSK Corp.                                            100                     2
  Dai Nippon Printing Co., Ltd.                      3,000                    33
  Daicel Chemical Industries Ltd.                    1,000                     3
  Daiichi Pharmaceutical Co., Ltd.                   1,000                    14
  Daikin Industries Ltd.                             1,000                    16
  Dainippon Ink & Chemicals, Inc.                    2,000(a)                  3
  Daito Trust Construction Co.                         400                     9
  Daiwa House Industry Co., Ltd.                     2,000                    11
  Daiwa Securities Group, Inc.                       3,000                    13
  Denki Kagaku Kogyo KK                              1,000                     2
  Denso Co., Ltd.                                    1,600                    26
  Dowa Mining Co., Ltd.                              1,000                     4
  East Japan Railway Co.                                11                    55
  Eisai Co., Ltd.                                    1,000                    22
  Fanuc Ltd.                                           800                    35
  Fuji Photo Film Co., Ltd.                          1,000                    33
  Fuji Soft ABC, Inc.                                  100                     2
  Fuji Television Network, Inc.                          1                     4
  Fujikura Ltd.                                      1,000                     2
  Fujitsu Ltd.                                       3,000                     9
  Furukawa Electric Co., Ltd. (The)                  1,000                     2
  Hirose Electric Co., Ltd.                            100                     8
  Hitachi Ltd.                                       5,000                    19
  Honda Motor Co., Ltd.                              1,550                    57
  Hoya Corp.                                           200                    14
  Ishikawajima-Harima Heavy Industries Ltd.          2,000                     2
  Ito-Yokado Co., Ltd.                               1,000                    29
  Itochu Corp.                                       4,000                     9
  Japan Airlines System Corp.                        3,000(a)                  6
  Japan Tobacco, Inc.                                    4                    27
  JFE Holdings, Inc.                                 1,100(a)          $      13
  JGC Corp.                                          1,000                     6
  Kajima Corp.                                       7,000                    16
  Kaneka Corp.                                       1,000                     5
  Kansai Electric Power Co., Ltd.                    2,700                    41
  Kao Corp.                                          1,000                    22
  Kawasaki Heavy Industries, Ltd.                    2,000(a)                  2
  Keihin Electric Express Railway Ltd.               1,000                     5
  Keio Electric Railway Co., Ltd.                    1,000                     5
  Keyence Corp.                                        100                    17
  Kinki Nippon Railway Co., Ltd.                     9,000(a)                 19
  Kirin Brewery Co., Ltd.                            3,000                    19
  Komatsu Ltd.                                       2,000                     7
  Konami Corp.                                         300                     7
  Konica Corp.                                       1,000                     7
  Kubota Corp.                                       3,000                     8
  Kuraray Co., Ltd.                                  1,000                     6
  Kyocera Corp.                                        300                    17
  Kyowa Hakko Kogyo Co., Ltd.                        1,000                     4
  Kyushu Electric Power Co., Inc.                      300                     4
  Marubeni Corp.                                     3,000(a)                  3
  Marui Co., Ltd.                                    1,000                    10
  Matsushita Electric Industrial Co., Ltd.           5,000                    49
  Matsushita Electric Works Ltd.                     1,000                     6
  Meiji Seika Kaisha Ltd.                            1,000                     3
  Meitec Corp.                                         100                     2
  Minebea Co., Ltd.                                  1,000                     3
  Mitsubishi Chemical Corp.                          5,000(a)                 10
  Mitsubishi Corp.                                   3,000                    18
  Mitsubishi Electric Corp.                          6,000(a)                 14
  Mitsubishi Estate Co., Ltd.                        4,000                    30
  Mitsubishi Heavy Industries Ltd.                  12,000                    29
  Mitsubishi Rayon Co., Ltd.                         1,000                     2
  Mitsui & Co., Ltd.                                 4,000                    19
  Mitsui Chemicals, Inc.                             1,000                     4
  Mitsui Fudosan Co., Ltd.                           2,000                    13
  Mitsui Mining & Smelting Co., Ltd.                 1,000                     2
  Mitsui Trust Holdings, Inc.                        3,502                     6
  Murata Manufacturing Co., Ltd.                       400                    16
  NEC Corp.                                          3,000                    11
  NGK Insulators Ltd.                                1,000                     5
  Nikko Cordial Corp.                                1,000                     3
  Nikon Corp.                                        1,000(a)                  8
  Nintendo Co., Ltd.                                   300                    28
  Nippon Express Co., Ltd.                           4,000                    16
  Nippon Mining Holdings, Inc.                       1,000(a)                  1
  Nippon Oil Corp.                                   6,000                    27
  Nippon Sheet Glass Co., Ltd.                       1,000                     2
  Nippon Steel Corp.                                19,000                    22
  Nippon Telegraph & Telephone Corp.                    18                    65
  Nippon Unipac Holding                                  2                     9
  Nippon Yusen Kabushiki Kaisha                      3,000                    10
  Nissan Motor Co., Ltd.                             5,000                    39
  Nisshin Flour Milling Co., Ltd.                    1,000                     7
  Nissin Food Products Co., Ltd.                       200                     4
  Nitto Denko Corp.                                    400                    11

    The accompanying notes are an integral part of the financial statements.

                                                                           VALUE
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
JAPAN (CONT'D)
  Nomura Holdings, Inc.                              5,000             $      56
  NSK Ltd.                                           2,000                     5
  NTN Corp.                                          1,000                     3
  NTT Data Corp.                                         2                     6
  NTT DoCoMo, Inc.                                      13                    24
  Obayashi Corp.                                     2,000                     4
  Oji Paper Co., Ltd.                                4,000                    17
  Olympus Optical Co., Ltd.                          1,000                    16
  Oriental Land Co., Ltd.                              200                    12
  Orix Corp.                                           200                    13
  Osaka Gas Co., Ltd.                                6,000                    15
  Pioneer Corp.                                        300                     6
  Promise Co., Ltd.                                    300                    11
  Ricoh Co., Ltd.                                    1,000                    16
  Rohm Co., Ltd.                                       200                    25
  Sankyo Co., Ltd.                                   1,000                    13
  Sanyo Electric Co., Ltd.                           5,000                    13
  Secom Co., Ltd.                                    1,000                    34
  Sekisui Chemical Co., Ltd.                         1,000                     3
  Sekisui House Ltd.                                 2,000                    14
  Seven Eleven Japan Co., Ltd.                       1,000                    30
  Sharp Corp.                                        3,000                    28
  Shimamura Co., Ltd.                                  100                     6
  Shimano, Inc.                                        200                     3
  Shimizu Corp.                                      1,000                     3
  Shin-Etsu Chemical Co., Ltd.                       1,100                    36
  Shionogi & Co., Ltd.                               1,000                    14
  Shiseido Co., Ltd.                                 1,000                    13
  Showa Shell Sekiyu KK                              1,000                     7
  SMC Corp.                                            200                    19
  Softbank Corp.                                       700                     8
  Sony Corp.                                         2,200                    92
  Sumitomo Chemical Co., Ltd.                        3,000                    12
  Sumitomo Corp.                                     2,000                     9
  Sumitomo Electric Industries Ltd.                  2,000                    13
  Sumitomo Metal Mining Co., Ltd.                    1,000                     4
  Sumitomo Trust & Banking Co., Ltd.
    (The)                                            1,000                     4
  Taisho Pharmaceutical Co., Ltd.                    1,000                    15
  Takashimaya Co.                                    1,000                     4
  Takeda Chemical Industries Ltd.                    2,000                    84
  Takefuji Corp.                                       285                    16
  TDK Corp.                                            200                     8
  Teijin Ltd.                                        2,000                     5
  Teikoku Oil Co., Ltd.                              1,000                     4
  Terumo Corp.                                         500                     7
  THK Co., Ltd.                                        100                     1
  TIS, Inc.                                             50                     1
  Tobu Railway Co., Ltd.                             2,000(a)                  5
  Toho Co., Ltd.                                     1,100                    11
  Tohoku Electric Power Co., Ltd.                    2,500                    37
  Tokyo Electric Power Co., Inc.                     3,900                    74
  Tokyo Electron Ltd.                                  300                    14
  Tokyo Gas Co.                                      6,000                    19
  Tokyu Corp.                                        3,000                    11
  Toppan Printing Co., Ltd.                          2,000             $      15
  Toray Industries, Inc.                             3,000                     6
  Toshiba Corp.                                      6,000(a)                 19
  Tosoh Corp.                                        1,000                     2
  Tostem Imax Holding Corp.                          1,000                    15
  Toto Ltd.                                          1,000                     4
  Toyota Industries Corp.                              100                     2
  Toyota Motor Corp.                                 6,100                   164
  Uni-Charm Corp.                                      100                     4
  West Japan Railway Co.                                 1                     4
  World Co., Ltd.                                      100                     2
  Yamanouchi Pharmaceutical Co., Ltd.                1,000                    29
  Yamato Transport Co., Ltd.                         1,000                    13
--------------------------------------------------------------------------------
                                                                           2,635
================================================================================
LUXEMBOURG (0.0%)
  Arcelor                                              385(a)                  5
--------------------------------------------------------------------------------
NETHERLANDS (6.3%)
  ABN AMRO Holding N.V.                              3,367                    55
  Aegon N.V.                                         1,489                    19
  Akzo Nobel N.V.                                      321                    10
  ASML Holding N.V.                                    151(a)                  1
  Buhrmann N.V.                                        562                     3
  Corio N.V.                                           421                    11
  Elsevier N.V.                                      1,542                    19
  Eurocommercial Properties N.V.                       264                     6
  Getronics N.V.                                       315(a)                 --@
  Hagemeyer N.V.                                       262                     2
  Heineken N.V.                                      2,208                    86
  ING Groep N.V.                                     4,359                    74
  Koninklijke Ahold N.V.                             1,598                    20
  Koninklijke (Royal) KPN N.V.                       1,465(a)                 10
  Koninklijke (Royal) Philips Electronics
    N.V.                                             2,987                    53
  Rodamco Europe N.V.                                  310                    13
  Royal Dutch Petroleum Co.                          6,919                   305
  TPG N.V.                                           1,131                    18
  Unilever N.V.                                      4,038                   248
  Vedior N.V.                                          683                     4
  Wereldhave N.V.                                       95                     5
  Wolters Kluwer N.V.                                  859                    15
--------------------------------------------------------------------------------
                                                                             977
================================================================================
NEW ZEALAND (0.0%)
  Carter Holt Harvey Ltd.                            1,262                     1
  Telecom Corp. of New Zealand Ltd.                    520                     1
--------------------------------------------------------------------------------
                                                                               2
================================================================================
NORWAY (0.2%)
  DnB Holding ASA                                      192                     1
  Norsk Hydro ASA                                      463                    21
  Norske Skogindustrier ASA                            100                     1
  Orkla ASA, Class A                                   200                     3
--------------------------------------------------------------------------------
                                                                              26
================================================================================
PORTUGAL (0.5%)
  Banco Comercial Portugues S.A.                     2,013                     5
  Electricidade de Portugal S.A.                    24,112                    40

    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
PORTUGAL (CONT'D)
  Portugal Telecom S.A.                              4,432             $      31
--------------------------------------------------------------------------------
                                                                              76
================================================================================
SINGAPORE (1.0%)
  Capitaland Ltd.                                    5,000                     3
  Chartered Semiconductor Manufacturing Ltd.         1,000(a)                  1
  City Developments Ltd.                             2,000                     5
  Cycle & Carriage Ltd.                                626                     1
  DBS Group Holdings Ltd.                            4,000                    25
  Fraser & Neave Ltd.                                  900                     4
  Haw Par Corp., Ltd                                   170                    --@
  Keppel Corp., Ltd.                                 2,000                     4
  Oversea-Chinese Banking Corp., Ltd.                3,200                    18
  Sembcorp Industries Ltd.                           4,000                     2
  Singapore Airlines Ltd.                            3,000                    18
  Singapore Press Holdings Ltd.                      1,000                    11
  Singapore Technologies Engineering Ltd.            7,000                     7
  Singapore Telecommunications Ltd.                 19,900                    14
  United Overseas Bank Ltd.                          4,168                    28
  United Overseas Land Ltd.                          2,000                     2
  Venture Corp., Ltd.                                1,000                     8
--------------------------------------------------------------------------------
                                                                             151
================================================================================
SPAIN (3.3%)
  Acerinox S.A.                                         56                     2
  ACESA Infraestructuras S.A.                          487                     6
  ACS, Actividades de Construccion y
    Servicios S.A.                                     125                     4
  Altadis S.A.                                         386                     9
  Amadeus Global Travel Distribution S.A.            1,438                     6
  Banco Bilbao Vizcaya Argentaria S.A.               7,276                    70
  Banco Santander Central Hispano S.A.              11,076                    76
  Endesa S.A.                                        2,638                    31
  Fomento de Construcciones y Contratas S.A.           182                     4
  Gas Natural SDG S.A.                               2,620                    50
  Grupo Dragados S.A.                                  292                     5
  Iberdrola S.A.                                     2,528                    35
  Inmobiliaria Colonial S.A.                           675                    10
  Inmobiliaria Urbis S.A.                              450                     3
  Metrovacesa S.A.                                     704                    15
  Repsol YPF S.A.                                    2,437                    32
  Sociedad General de Aguas de Barcelona
    S.A.                                               394                     4
  Telefonica S.A.                                   11,435(a)                102
  TelePizza S.A.                                       700(a)                  1
  Union Fenosa S.A.                                  2,277                    30
  Vallehermoso S.A.                                  1,949                    20
--------------------------------------------------------------------------------
                                                                             515
================================================================================
SWEDEN (1.6%)
  Atlas Copco AB, Class A                              200                     4
  Atlas Copco AB, Class B                              200                     4
  Castellum AB                                         300                     4
  Electrolux AB, Series B                              900                    14
  Hennes & Mauritz AB, Class B                       2,700                    52
  Holmen AB                                            100                     2
  JM AB, Class B                                       220                     4
  Nordea AB                                          5,562             $      25
  S.K.F. AB, Class B                                   200                     5
  Sandvik AB                                         1,122                    25
  Securitas AB, Class B                              1,800                    22
  Skandia Forsakrings AB                               669                     2
  Skandinaviska Enskilda Banken, Class A               683                     6
  Skanska AB, Class B                                  900                     5
  SSAB Svenskt Stal AB, Series A                       200                     2
  Svenska Cellulosa AB, Class B                        250                     8
  Svenska Handelsbanken, Class A                     1,633                    22
  Swedish Match AB                                   1,100                     9
  Tele2 AB, Class B                                     25(a)                  1
  Telia AB                                           3,050                    12
  TeliaSonera AB                                     3,186                    12
  Volvo AB, Class A                                    200                     3
  Volvo AB, Class B                                    700                    11
  WM - Data AB, Class B                              1,100                     1
--------------------------------------------------------------------------------
                                                                             255
================================================================================
SWITZERLAND (6.3%)
  Adecco S.A.                                          700                    27
  Centerpulse AG (Registered)                           10(a)                  2
  CIBA Speciality Chemicals AG
    (Registered)                                       100                     7
  Cie Financiere Richemont AG, Class A                 252                     5
  Clariant AG (Registered)                             200                     3
  Credit Suisse Group                                2,537(a)                 55
  Givaudan (Registered)                                 14                     6
  Holcim Ltd., Class B                                  25                     5
  Logitech International S.A.                           40(a)                  1
  Nestle S.A. (Registered)                           1,247                   264
  Novartis AG (Registered)                           5,603                   205
  PSP Swiss Property AG                                 50                     5
  Roche Holding AG                                     450                    57
  Roche Holding AG (Registered)                      1,400                    98
  SGS Societe Generale Surveillance Holding
    S.A.                                                40                    12
  STMicroelectronics N.V.                              198                     4
  Swatch Group AG (Registered)                         100                     2
  Swatch Group AG, Class B                             100                     8
  Swiss Reinsurance (Registered)                       495                    33
  Swisscom AG (Registered)                             100                    29
  Syngenta AG                                           76                     4
  UBS AG (Registered)                                2,726(a)                133
  Valora Holding AG (Registered)                        10                     2
  Zurich Financial Services AG                         207                    19
--------------------------------------------------------------------------------
                                                                             986
================================================================================
UNITED KINGDOM (26.4%)
  Amersham plc                                       2,156                    19
  ARM Holdings plc                                     851(a)                  1
  AstraZeneca plc                                    6,090                   218
  Aviva plc                                          9,399                    67
  AWG plc                                              368(a)                  3
  BAA plc                                            3,035                    25
  BAE Systems plc                                   15,465                    31
  Barclays plc                                      14,564                    90
  BG Group plc                                      10,335                    45

    The accompanying notes are an integral part of the financial statements.

                                                                           VALUE
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
  BHP Billiton plc                                   2,593             $      14
  BOC Group plc                                        578                     8
  Boots Co. plc                                      2,440                    23
  BP plc                                            71,690                   493
  BPB plc                                              579                     2
  Brambles Industries plc                            4,219                    10
  British Airways plc                                4,152(a)                  9
  British American Tobacco plc                       9,219                    92
  British Land Co. plc                               3,280                    24
  British Sky Broadcasting plc                       3,197(a)                 33
  BT Group plc                                      24,715                    78
  Bunzl plc                                          1,049                     6
  Cadbury Schweppes plc                              8,003                    50
  Canary Wharf Group plc                             4,114(a)                 16
  Capita Group plc                                   4,092                    16
  Carlton Communications plc                         1,070                     2
  Centrica plc                                      14,406                    40
  Chelsfield plc                                     1,602                     8
  Chubb plc                                          3,944                     6
  Compass Group plc                                  6,108                    32
  Corus Group plc                                    3,533(a)                  2
  De La Rue plc                                      1,231                     6
  Derwent Valley Holdings plc                          320                     3
  Diageo plc                                        14,110                   153
  Dixons Group plc                                   4,776                    11
  EMI Group plc                                      1,365                     3
  GKN plc                                            1,826                     6
  GlaxoSmithKline plc                               21,528                   413
  Granada plc                                        4,787                     6
  GUS plc                                            3,063                    28
  Hammerson plc                                        690                     5
  Hanson plc                                           833                     4
  Hays plc                                           9,864                    15
  HBOS plc                                           7,990                    84
  Hilton Group plc                                   5,912                    16
  HSBC Holdings plc                                 21,076                   233
  Imperial Chemical Industries plc                   1,318                     5
  Imperial Tobacco Group plc                         3,741                    64
  Invensys plc                                      11,665                    10
  J. Sainsbury plc                                   5,843                    26
  Johnson Matthey plc                                  269                     3
  Kelda Group plc                                    1,178                     8
  Kingfisher plc                                     3,325                    12
  Land Securities Group plc                          2,555                    32
  Legal & General Group plc                         15,480                    24
  Lloyds TSB Group plc                              11,909                    85
  Logica plc                                           736                     2
  Marks & Spencer Group plc                          6,372                    32
  Misys plc                                          1,345                     4
  National Grid Transco plc                         18,846                   139
  Next plc                                             257                     3
  P&O Princess Cruises plc                           2,070                    14
  Pearson plc                                        1,653                    15
  Peninsular & Oriental Steam Navigation Co.         1,650                     4
  Pillar Property plc                                  280                     2
  Prudential plc                                     4,704             $      33
  Reckitt Benckiser plc                              3,049                    59
  Reed Elsevier plc                                  2,590                    22
  Rentokil Initial plc                              11,405                    40
  Reuters Group plc                                  2,473                     7
  Rexam plc                                            527                     4
  Rio Tinto plc                                      1,179                    24
  RMC Group plc                                        328                     2
  Rolls-Royce plc                                    7,300                    13
  Royal & Sun Alliance Insurance Group plc           3,506                     7
  Royal Bank of Scotland Group plc                   5,938                   142
  Sage Group (The) plc                               2,469                     5
  Scottish & Newcastle plc                             356                     3
  Scottish & Southern Energy plc                     9,956                   109
  Scottish Power plc                                 8,705                    51
  Serco Group plc                                    2,745                     7
  Severn Trent plc                                   1,043                    12
  Shell Transport & Trading Co. plc                 15,533                   102
  Six Continents plc                                 3,118                    25
  Slough Estates plc                                   870                     5
  Smith & Nephew plc                                 1,438                     9
  SSL International plc                                 48                    --@
  Tate & Lyle plc                                      922                     5
  Tesco plc                                         18,293                    57
  Unilever plc                                      11,890                   113
  Vodafone Group plc                               166,501                   304
  WPP Group plc                                      1,942                    15
--------------------------------------------------------------------------------
                                                                           4,108
================================================================================
  TOTAL COMMON STOCKS (COST $15,642)                                      12,867
================================================================================
PREFERRED STOCKS (0.1%)
AUSTRALIA (0.1%)
  News Corp., Ltd. (Limited Voting)                  2,126                    11
--------------------------------------------------------------------------------
GERMANY (0.0%)
  Henkel KGaA                                           50                     3
  Volkswagen AG (Non-Voting)                            50                     2
--------------------------------------------------------------------------------
                                                                               5
================================================================================
  TOTAL PREFERRED STOCKS (COST $22)                                           16
================================================================================

                                                    NO. OF
                                                    RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
SPAIN (0.0%)
  ACESA Infraestructuras S.A., expiring
    1/10/03 (COST $--@)                                487(a,b)               --@
--------------------------------------------------------------------------------

                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (12.4%)
REPURCHASE AGREEMENT (12.4%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
    (COST $1,932)                                  $ 1,932(c)              1,932
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                      FACE
                                                    AMOUNT                 VALUE
                                                     (000)                 (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
  Australian Dollar                          AUD         3             $       2
  Danish Krone                               DKK         6                     1
  Norwegian Krone                            NOK         8                     1
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $4)                                             4
================================================================================
TOTAL INVESTMENTS (95.3%) (COST $17,600)                                  14,819
================================================================================

                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS (7.6%)
  Due from Broker                                $     883
  Receivable for Investments Sold                      123
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                        109
  Due from Adviser                                      21
  Foreign Withholding Tax Reclaim
    Receivable                                          18
  Dividends Receivable                                  14
  Receivable for Portfolio Shares Sold                   9                 1,177
================================================================================
LIABILITIES (-2.9%)
  Payable for Bank Overdraft                          (169)
  Payable for Portfolio Shares
    Redeemed                                          (123)
  Payable for Investments Purchased                   (115)
  Custodian Fees Payable                               (16)
  Shareholder Reporting Expense Payable                 (9)
  Administrative Fees Payable                           (5)
  Professional Fees Payable                             (5)                 (442)
================================================================================
NET ASSETS (100%)                                                        $15,554
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                          $22,440
Undistributed (Distributions in Excess of) Net
  Investment Income                                                           95
Accumulated Net Realized Gain (Loss)                                      (4,280)
Unrealized Appreciation (Depreciation) on Investments,
  Foreign Currency Translations and Futures Contracts                     (2,701)
--------------------------------------------------------------------------------
NET ASSETS                                                               $15,554
================================================================================
CLASS I:

NET ASSETS                                                               $15,539
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,525,009 outstanding $0.001
    par value shares (authorized
    500,000,000 shares)                                                  $  6.15
================================================================================
CLASS II:

NET ASSETS                                                               $    15
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,438 outstanding $0.001
    par value shares (authorized
    500,000,000 shares)                                                  $  6.15
================================================================================

(a) -- Non-income producing security
(b) -- Security valued at fair value -- see note A-1 to financial statements. At December 31, 2002, the Portfolio held $0 of fair valued securities, representing 0.0% of net assets.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
AUD -- Australian Dollar
CHF -- Swiss Franc
DKK -- Danish Krone
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
NOK -- Norwegian Krone
SEK -- Swedish Krona
SGD -- Singapore Dollar

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                               NET
                                                                            UNREALIZED
                                             NOTIONAL                         GAIN
                             NUMBER OF         VALUE      EXPIRATION          (LOSS)
                             CONTRACTS         (000)         DATE             (000)
------------------------------------------------------------------------------------
LONG:
  DJ Euro 50 Stoxx
    Index                         3          $    75        Mar-03            $ (2)
  FTSE 100 Index                 12              759        Mar-03              (3)
  Hang Seng Index                 1               60        Jan-03              (2)
  IBEX 35 Index                   2              126        Jan-03              (6)
  MIB 30 Index                    2              251        Mar-03             (11)
  MSCI Singapore IX Index         6              114        Jan-03              (1)
  SPI 200 Index                   4              169        Mar-03               1
  TOPIX Index                     4              281        Mar-03              (6)
------------------------------------------------------------------------------------
                                                                              $(30)
====================================================================================

    The accompanying notes are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                         IN                         NET
    TO                                          EXCHANGE                  UNREALIZED
  DELIVER         VALUE       SETTLEMENT           FOR         VALUE      GAIN (LOSS)
   (000)          (000)          DATE             (000)        (000)         (000)
--------------------------------------------------------------------------------------
AUD       4      $     2       3/13/03        US$       2     $     2       $    --@
CHF       2            2       3/13/03        US$       2           2            --@
EUR     203          213       3/13/03        US$     204         204            (9)
EUR     519          544       3/13/03        US$     523         523           (21)
EUR   1,075        1,126       3/13/03        US$   1,080       1,080           (46)
EUR   1,130        1,183       3/13/03        US$   1,143       1,143           (40)
EUR   1,338        1,400       3/13/03        US$   1,365       1,365           (35)
EUR      20           21       1/03/03        US$      21          21            --@
EUR   1,412        1,478       3/13/03        US$   1,463       1,463           (15)
EUR       8            8       1/06/03        US$       8           8            --@
EUR      44           46       3/13/03        US$      46          46            --@
GBP   2,009        3,221       3/13/03        US$   3,201       3,201           (20)
GBP     884        1,417       3/13/03        US$   1,380       1,380           (37)
GBP     415          665       3/13/03        US$     650         650           (15)
GBP     920        1,474       3/13/03        US$   1,449       1,449           (25)
JPY  59,693          504       3/13/03        US$     486         486           (18)
JPY   2,414           20       3/13/03        US$      20          20            --@
JPY 158,748        1,339       3/13/03        US$   1,299       1,299           (40)
JPY     837            7       3/13/03        US$       7           7            --@
SGD      10            6       3/13/03        US$       6           6            --@
SGD      46           26       3/13/03        US$      26          26            --@
US$      93           93       3/13/03        AUD     166          93            --@
US$      77           77       3/13/03        AUD     138          77            --@
US$       2            2       1/03/03        CHF       2           2            --@
US$       3            3       1/03/03        DKK      20           3            --@
US$       3            3       1/03/03        DKK      20           3            --@
US$      --@          --@      1/06/03        DKK       3          --@           --@
US$     426          426       3/13/03        EUR     423         443            17
US$     318          318       3/13/02        EUR     315         330            12
US$     885          885       3/13/03        EUR     881         921            36
US$   2,019        2,019       3/13/03        EUR   1,980       2,073            54
US$   2,605        2,605       3/13/03        GBP   2,574       2,695            90
US$       7            7       1/02/03        EUR       7           7            --@
US$       2            2       1/03/02        EUR       2           2            --@
US$       1            1       1/07/03        EUR       1           1            --@
US$     310          310       3/13/03        GBP     198         317             7
US$     257          257       3/13/02        GBP     164         263             6
US$   2,132        2,132       3/13/03        GBP   1,363       2,185            53
US$   2,740        2,740       3/13/03        GBP   1,733       2,777            37
US$   1,973        1,973       3/13/03        GBP   1,254       2,009            36
US$      26           26       3/13/03        JPY   3,151          27             1
US$     377          377       3/13/03        JPY  46,312         391            14
US$   1,676        1,676       3/13/03        JPY 206,321       1,741            65
US$       1            1       1/03/03        NOK       6           1            --@
US$      --@          --@      1/06/03        NOK       1          --@           --@
US$       6            6       1/03/03        SEK      50           6            --@
US$      --@          --@      1/07/03        SEK       4          --@           --@
US$     144          144       3/13/03        SGD     254         146             2
--------------------------------------------------------------------------------------
                 $30,785                                      $30,894       $   109
======================================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                      PERCENT
                                                  VALUE               OF NET
INDUSTRY                                          (000)               ASSETS
------------------------------------------------------------------------------
Automobiles                                    $        285             1.8%
Banks                                                 1,561            10.0
Beverages                                               301             1.9
Chemicals                                               271             1.7
Commercial Services & Supplies                          304             2.0
Diversified Financials                                  286             1.8
Diversified Telecommunication Services                  497             3.2
Electric Utilities                                      892             5.7
Food & Drug Retailing                                   236             1.5
Food Products                                           805             5.2
Gas Utilities                                           154             1.0
Household Durables                                      330             2.1
Insurance                                               311             2.0
Machinery                                               210             1.4
Media                                                   243             1.6
Metals & Mining                                         195             1.3
Multiline Retail                                        159             1.0
Oil & Gas                                             1,342             8.6
Personal Products                                       163             1.1
Pharmaceuticals                                       1,426             9.2
Real Estate                                             401             2.6
Road & Rail                                             148             1.0
Tobacco                                                 200             1.3
Wireless Telecommunication Services                     406             2.6
Other                                                 3,693            23.7
------------------------------------------------------------------------------
                                               $     14,819            95.3%
==============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Active International Allocation Portfolio

STATEMENT OF OPERATIONS

                                                                                           YEAR ENDED
                                                                                    DECEMBER 31, 2002
                                                                                                (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $30 foreign taxes withheld)                                               $   287
  Interest                                                                                         45
-----------------------------------------------------------------------------------------------------
    Total Income                                                                                  332
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                        131
  Custodian Fees                                                                                   79
  Administrative Fees                                                                              45
  Shareholder Reporting                                                                            36
  Professional Fees                                                                                24
  Directors' Fees and Expenses                                                                      1
  Other                                                                                             9
-----------------------------------------------------------------------------------------------------
    Total Expenses                                                                                325
-----------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                                                (131)
  Expenses Reimbursed by Adviser                                                                   (5)
-----------------------------------------------------------------------------------------------------
    Net Expenses                                                                                  189
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                      143
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                             (1,540)
  Foreign Currency Transactions                                                                   295
  Futures Contracts                                                                              (998)
-----------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                   (2,243)
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                    (608)
  Foreign Currency Translations                                                                    65
  Futures Contracts                                                                               (78)
-----------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation (Depreciation)                                             (621)
-----------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                (2,864)
-----------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $(2,721)
=====================================================================================================

     The accompanying notes are an integral part of the financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED             YEAR ENDED
                                                                                        DECEMBER 31, 2002      DECEMBER 31, 2001
                                                                                                    (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                                   $    143               $    142
  Net Realized Gain (Loss)                                                                         (2,243)                (1,432)
  Change in Unrealized Appreciation (Depreciation)                                                   (621)                (1,640)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                                (2,721)                (2,930)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                                              (325)                  (287)
  Net Realized Gain                                                                                    --                     (2)
  Class II*:
  Net Investment Income                                                                                --@                    --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                              (325)                  (289)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Class I:
  Subscriptions                                                                                    78,107                 51,486
  Distributions Reinvested                                                                            193                    150
  Redemptions                                                                                     (75,302)               (46,529)
  Class II*:
  Subscriptions                                                                                        15                     --
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                 3,013                  5,107
--------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                                           (33)                 1,888

NET ASSETS:
  Beginning of Period                                                                              15,587                 13,699
--------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of) net investment
    income of $95 and $(24), respectively)                                                       $ 15,554               $ 15,587
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------------
    Class I:
    Shares Subscribed                                                                              12,078                  6,140
    Shares Issued on Distributions Reinvested                                                          31                     20
    Shares Redeemed                                                                               (11,625)                (5,531)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                                             484                    629
    Class II*:
    Shares Subscribed                                                                                   2                     --
================================================================================================================================

*   Class II shares commenced operations on November 15, 2002
@   Amount is less than $500

     The accompanying notes are an integral part of the financial statements

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Financial Highlights

                                       Active International Allocation Portfolio

Financial Highlights

Selected Per Share Data and Ratios

                                                                                               CLASS I
                                                                    --------------------------------------------------------------
                                                                                                                      PERIOD FROM
                                                                                                               SEPTEMBER 20, 1999*
                                                                            YEAR ENDED DECEMBER 31,          TO DECEMBER 31, 1999
                                                                    --------------------------------------------------------------
                                                                       2002#         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  7.64      $  9.70       $ 11.74             $ 10.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                           0.06         0.07          0.10                0.02
  Net Realized and Unrealized Gain (Loss)                               (1.42)       (1.99)        (1.73)               1.75
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    (1.36)       (1.92)        (1.63)               1.77
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                 (0.13)       (0.14)        (0.03)              (0.03)
  Net Realized Gain                                                        --        (0.00)+       (0.38)                 --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                 (0.13)       (0.14)        (0.41)              (0.03)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $  6.15      $  7.64       $  9.70             $ 11.74
==================================================================================================================================
TOTAL RETURN                                                           (17.79)%     (19.81)%      (13.98)%             17.74%++
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                     $15,539      $15,587       $13,699             $12,316
Ratio of Expenses to Average Net Assets                                  1.15%        1.15%         1.15%               1.15%**
Ratio of Net Investment Income (Loss) to Average Net Assets              0.87%        0.97%         1.03%               0.82%**
Portfolio Turnover Rate                                                    32%          32%           65%                 19%++
----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)                 $  0.06      $  0.04       $  0.08             $  0.04
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                       1.98%        1.68%         2.06%               2.63%**
    Net Investment Income (Loss) to Average Net Assets                   0.04%        0.44%         0.14%              (0.66)%**
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                  CLASS II
                                                                                                            ----------------------
                                                                                                                    PERIOD FROM
                                                                                                              NOVEMBER 15, 2002*
                                                                                                                TO DECEMBER 31,
                                                                                                                          2002#
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                  $ 6.39
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                                                          0.01
  Net Realized and Unrealized Gain (Loss)                                                                              (0.13)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                                                   (0.12)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                                                (0.12)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                        $ 6.15
==================================================================================================================================
TOTAL RETURN                                                                                                           (1.91)%++
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                                                     $   15
Ratio of Expenses to Average Net Assets                                                                                 1.25%**
Ratio of Net Investment Income (Loss) to Average Net Assets                                                             0.77%**
Portfolio Turnover Rate                                                                                                   32%
----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)                                                                 $ 0.02
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                                                                      2.33%**
    Net Investment Income (Loss) to Average Net Assets                                                                 (0.31)%**
----------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
# Per share amounts for the year and period ended December 31, 2002 are based on average shares outstanding
+  Amount is less than $0.005 per share
++ Not annualized

     The accompanying notes are an integral part of the financial statement

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies. Effective November 15, 2002, the Portfolio began offering a second class of shares -- Class II shares. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

   denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

   At December 31, 2002, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                     FROM $500
                                   FIRST $500       MILLION TO       MORE THAN
PORTFOLIO                             MILLION       $1 BILLION      $1 BILLION
--------------------------------------------------------------------------------
Active International Allocation          0.80%            0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15% for Class I shares and 1.25% for Class II shares.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a monthly distribution fee at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive.

E. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $321 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $152 due to these fluctuations.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                                    (000)
                         ---------------------------------------------------------
                            2002 DISTRIBUTIONS                 2001 DISTRIBUTIONS
                                 PAID FROM:                         PAID FROM:
                         --------------------------      -------------------------
                          ORDINARY        LONG-TERM       ORDINARY       LONG-TERM
PORTFOLIO                   INCOME     CAPITAL GAIN         INCOME    CAPITAL GAIN
----------------------------------------------------------------------------------
Active International
  Allocation                 $325               $--           $289            $--

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                               (000)
                                 ----------------------------------
                                  UNDISTRIBUTED     UNDISTRIBUTED
                                       ORDINARY         LONG-TERM
PORTFOLIO                                INCOME      CAPITAL GAIN
-------------------------------------------------------------------
Active International Allocation         $209            $--

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                           NET
 COST         APPRECIATION      DEPRECIATION      DEPRECIATION
(000)                (000)             (000)              (000)
--------------------------------------------------------------
$17,914               $401          $(3,500)           $(3,099)

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $3,433,000, of which, $1,145,000 will expire on December 31, 2009, and $2,288,000 will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003 for U.S. Federal income tax purposes, post-October capital losses of $535,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,604,000 and $4,135,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

Report of Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

We have audited the accompanying statement of net assets of the Active International Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from September 20, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Active International Allocation Portfolio of the Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Overview

Federal Tax Information (Unaudited)

For the year ended December 31, 2002, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $30,000 and has derived gross income from sources within foreign countries in the amount of approximately $301,000.

For the year ended December 31, 2002, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 0.4%.

Director and Officer Information (Unaudited)

Independent Directors:

                                             TERM OF                                       NUMBER OF
                                             OFFICE AND                                    PORTFOLIOS IN
                                             LENGTH OF                                     FUND COMPLEX
NAME, AGE AND ADDRESS OF   POSITION(S) HELD  TIME            PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS HELD
DIRECTOR                   WITH REGISTRANT   SERVED*         DURING PAST 5 YEARS           DIRECTOR**     BY DIRECTOR
------------------------   ----------------  --------------  ---------------------------   -------------  ------------------------
John D. Barrett II (67)    Director          Director        Chairman and Director of      71             Director of the Ashforth
565 Fifth Avenue                             since 1996      Barrett Associates, Inc.                     Company (real estate).
New York, NY 10017                                           (investment counseling).

Thomas P. Gerrity (61)     Director          Director        Professor of Management,      71             Director, ICG Commerce,
219 Grays Lane                               since 2001      formerly, Dean, Wharton                      Inc.; Sunoco; Fannie
Haverford, PA 19041                                          School of Business,                          Mae; Reliance Group
                                                             University of Pennsylvania;                  Holdings, Inc., CVS
                                                             formerly, Director, IKON                     Corporation and
                                                             Office Solutions, Inc.,                      Knight-Ridder, Inc.
                                                             Fiserv, Digital Equipment
                                                             Corporation, Investor Force
                                                             Holdings, Inc. and Union
                                                             Carbide Corporation.

Gerard E. Jones (65)       Director          Director        Of Counsel, Shipman &         72             Director of Tractor
Shipman & Goodwin, LLP                       since 1996      Goodwin, LLP (law firm).                     Supply Company, Tiffany
43 Arch Street                                                                                            Foundation, Fairfield
Greenwich, CT 06830                                                                                       County Foundation and
                                                                                                          The India Magnum Fund
                                                                                                          Ltd.

Joseph J. Kearns (60)      Director          Director        Investment consultant;        71             Director, Electro Rent
6287 Via Escondido                           since 2001      formerly, CFO of The J. Paul                 Corporation and The Ford
Malibu, CA 90265                                             Getty Trust.                                 Family Foundation.

Vincent R. McLean (71)     Director          Director        Formerly, Executive Vice      71             Director, Banner Life
702 Shackamaxon Drive                        since 2001      President, Chief Financial                   Insurance Co.; William
Westfield, NJ 07090                                          Officer, Director and Member                 Penn Life Insurance
                                                             of the Executive Committee                   Company of New York.
                                                             of Sperry Corporation (now
                                                             part of Unisys Corporation).

C. Oscar Morong, Jr. (67)  Director          Director        Managing Director, Morong     71             Trustee of the mutual
1385 Outlook Drive West                      since 2001      Capital Management;                          funds in the Smith
Mountainside, NJ 07092                                       formerly, Senior Vice                        Barney/CitiFunds fund
                                                             President and Investment                     complex.
                                                             Manager for CREF, TIAA-CREF
                                                             Investment Management, Inc.
                                                             (investment management);
                                                             formerly, Director, The
                                                             Indonesia Fund (mutual
                                                             fund).

William G. Morton, Jr.     Director          Director        Chairman Emeritus and former  71             Director of Radio
  (65)                                       since 2000      Chief Executive Officer of                   Shack Corporation
304 Newbury Street, #560                                     Boston Stock Exchange.                       (electronics).
Boston, MA 02115

Michael Nugent (66)        Director          Director        General Partner, Triumph      194            Director of various
c/o Triumph Capital, L.P.                    since 2001      Capital, L.P. (private                       business organizations;
237 Park Avenue                                              investment partnership);                     Chairman of the
New York, NY 10017                                           formerly, Vice President,                    Insurance Committee and
                                                             Bankers Trust Company and BT                 Director or Trustee of
                                                             Capital Corporation.                         the retail families of
                                                                                                          funds advised by Morgan
                                                                                                          Stanley Investment
                                                                                                          Advisors Inc.

Fergus Reid (70)           Director          Director        Chairman and Chief Executive  72             Trustee and Director of
85 Charles Colman Blvd.                      since 1996      Officer of Lumelite Plastics                 approximately 30
Pawling, NY 12564                                            Corporation.                                 investment companies in
                                                                                                          the JPMorgan Funds
                                                                                                          complex managed by
                                                                                                          JPMorgan Investment
                                                                                                          Management Inc.,
                                                                                                          Director of The India
                                                                                                          Magnum Fund Ltd.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Overview

Director and Officer Information (cont'd)

Interested Directors:

                                             TERM OF                                       NUMBER OF
                                             OFFICE AND                                    PORTFOLIOS IN
                                             LENGTH OF                                     FUND COMPLEX
NAME, AGE AND ADDRESS OF   POSITION(S) HELD  TIME            PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS HELD
DIRECTOR                   WITH REGISTRANT   SERVED*         DURING PAST 5 YEARS           DIRECTOR**     BY DIRECTOR
------------------------   ----------------  --------------  ---------------------------   -------------  -------------------------
Barton M. Biggs (70)       Chairman and      Chairman and    Chairman, Director and        72             Member of the Yale
1221 Avenue of the         Director          Director since  Managing Director of Morgan                  Development Board
  Americas                                   1996            Stanley Investment
New York, NY 10020                                           Management Inc. and Chairman
                                                             and Director of Morgan
                                                             Stanley Investment
                                                             Management Limited; Managing
                                                             Director of Morgan Stanley &
                                                             Co. Incorporated; Director
                                                             and Chairman of the Board of
                                                             various U.S. registered
                                                             companies managed by Morgan
                                                             Stanley Investment
                                                             Management Inc.

Ronald E. Robison (63)     President and     President and   President and Trustee; Chief  72
1221 Avenue of the         Director          Director since  Global Operations Officer
  Americas                                   2001            and Managing Director of
New York, NY 10020                                           Morgan Stanley Investment
                                                             Management Inc.; Managing
                                                             Director of Morgan Stanley &
                                                             Co. Incorporated; formerly,
                                                             Managing Director and Chief
                                                             Operating Officer of TCW
                                                             Investment Management
                                                             Company; Director and
                                                             President of various funds
                                                             in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                                              TERM OF OFFICE
                                            POSITION(S) HELD  AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  WITH REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  ----------------  --------------   ----------------------------------------------------
Ronald E. Robison (63)                      President and     President        Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.   Director          since 2001       Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                                    Inc.; Director and President of various U.S.
New York, NY 10020                                                             registered investment companies managed by Morgan
                                                                               Stanley Investment Management Inc.; previously,
                                                                               Managing Director and Chief Operating Officer of TCW
                                                                               Investment Management Company.

Stefanie V. Chang (36)                      Vice President    Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since 1997       Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                    Management Inc.; formerly, practiced law with the
New York, NY 10020                                                             New York law firm of Rogers & Wells (now Clifford
                                                                               Chance US LLP); Vice President of certain funds in
                                                                               the Fund Complex.

Lorraine Truten (41)                        Vice President    Vice President   Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                     since 2001       Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                    Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                             President, Morgan Stanley Fund Distribution, Inc.
                                                                               formerly, President of Morgan Stanley Institutional
                                                                               Fund Trust; Vice President of certain funds in the
                                                                               Fund Complex.

Mary E. Mullin (35)                         Secretary         Secretary        Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                     since 1999       and Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                                    formerly, practiced law with the New York law firms
New York, NY 10020                                                             of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                               Meagher & Flom LLP; Secretary of certain funds in
                                                                               the Fund Complex.

James W. Garrett (34)                       Treasurer         Treasurer        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since 2002       Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                    Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                             registered investment companies managed by Morgan
                                                                               Stanley Investment Management Inc.; formerly, with
                                                                               Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                               LLP).

Belinda A. Brady (34)                       Assistant         Assistant        Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.           Treasurer         Treasurer        Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                             since 2001       Services Company); formerly Senior Auditor at Price
Boston, MA 02108-3913                                                          Waterhouse LLP (now PricewaterhouseCoopers LLP);
                                                                               Assistant Treasurer of certain funds in the Fund
                                                                               Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                  Annual Report -- December 31, 2002


Core Plus Fixed Income Portfolio

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

Core Plus Fixed Income Portfolio (unaudited)

[CHART]

ALLOCATION OF TOTAL INVESTMENTS

Agency Fixed Rate Mortgages             49.9%
Other                                   15.0%
Asset Backed Corporate                   4.4%
Finance                                  4.7%
Industrials                              6.1%
U.S. Treasury Securities                19.9%

TOP FIVE ISSUERS**

                                                                            PERCENT OF
ISSUER                                        TYPE                          NET ASSETS
--------------------------------------------------------------------------------------
Federal National Mortgage Association         Agency Fixed Rate Mortgages         45.0%
U.S. Treasury                                 U.S. Treasury Securities            26.6
Federal Home Loan Mortgage Corp.              Agency Fixed Rate Mortgages         26.5
Government National Mortgage Association      Agency Fixed Rate Mortgages          4.0
Federal National Mortgage Association         Federal Agency                       3.1

**Excludes short-term investments.

PERFORMANCE COMPARED TO THE SALOMON BROAD INVESTMENT GRADE INDEX

                                          TOTAL RETURNS(2)
                                  --------------------------------
                                           AVERAGE         AVERAGE
                                            ANNUAL          ANNUAL
                                    ONE       FIVE           SINCE
                                   YEAR      YEARS    INCEPTION(3)
------------------------------------------------------------------
Portfolio                          7.33%    6.71%        7.24%
Index(1)                          10.10     7.52         7.96

(1) The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, government-sponsored mortgages and investment grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                         SALOMON BROAD
                            PORTFOLIO                  INVESTMENT GRADE
1/2/1997                     $10,000                        $10,000
12/31/1997                   $10,993                        $11,014
12/31/1998                   $11,772                        $11,974
12/31/1999                   $11,668                        $11,872
12/31/2000                   $12,961                        $13,249
12/31/2001                   $14,169                        $14,375
12/31/2002                   $15,209                        $15,827

*Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

For the year ended December 31, 2002, the Portfolio had a total return of 7.33% compared to 10.10% for the Salomon Broad Investment Grade Index (the "Index"). The Portfolio's 30-day SEC yield at December 31, 2002, was 3.89%.

MARKET REVIEW

U.S. bond investors encountered one of the most challenging market environments in memory during 2002, as corporate and mortgage yield spreads reached new highs and U.S. Treasury yields plummeted to levels not seen in over 40 years. Our underperformance was due largely to the unfavorable impact of our decisions in the corporate credit area. Active management of interest rate risk also exerted a small drag on relative performance. In contrast, our opportunistic use of non-dollar bonds helped relative performance, while our mortgage management activities had a neutral impact on returns.

The Portfolio entered 2002 with a modest below benchmark interest rate sensitivity (IRS) position, which was eliminated early in the year and then reinstated during the third quarter as the Treasury rally gathered increasing momentum; this IRS position reached a maximum of -1.25 years versus the benchmark by late September before we trimmed it to -1.0 year in the fourth quarter following a Treasury sell off. Prevailing Treasury yields can only be justified assuming at least six more years of subpar economic growth; this implied market forecast remains highly pessimistic and unlikely to be realized, thereby supporting a defensive interest rate risk stance.

The Portfolio also entered 2002 with an above benchmark sensitivity to corporate yield spread changes, which we trimmed during the first half of the year in response to the heightened risk of the corporate market. Yield spreads eventually reached record wide levels due to a combination of accounting and economic concerns within the context of an overall decline in credit quality. So me sectors suffered more than others, and our early year overweights in the telecom and utility sectors hurt our performance. After trimming these positions, we maintained a more conservative corporate bond strategy for the balance of the year.

Significant mortgage yield spread volatility allowed for opportunities to actively manage our mortgage exposure. We took advantage of the volatility by increasing mortgage exposure when spreads widened, and vice-versa, which helped relative performance. Our emphasis on higher coupon issues offset this, however, as these securities lagged the rally in short duration Treasuries. We maintain our focus on higher coupon mortgages where actual prepayments have been slower than those expected by the market, as well as selected lower coupon issues so as to maintain an appropriate degree of sensitivity to yield spread changes.

We also maintained a small, opportunistic non-dollar bond position to take advantage of the relative attractiveness of the Euro currency and competitive real yields in Europe versus those in the U.S. We eliminated this position during the third quarter following a sharp rally in the Euro.

MARKET OUTLOOK

As we entered 2003, Treasury yields were quite low while yield spreads remained extremely wide in both the corporate and mortgage sectors. Accordingly, the Portfolio has a -1.0 year relative interest rate sensitivity position and meaningful positions in mortgages and corporates. We anticipate that we will add to our corporate holdings in a careful and well diversified manner over the coming months.


January 2003

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Core Plus Fixed Income Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets

                                                                             FACE
                                                                           AMOUNT          VALUE
                                                                            (000)          (000)
------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (129.4%)
AGENCY ADJUSTABLE RATE MORTGAGES (0.8%)
  Government National Mortgage
    Association Adjustable Rate Mortgages
    6.375%, 1/20/25 - 2/20/28                                           $   1,419       $  1,467
    6.75%, 7/20/25 - 9/20/27                                                  470            484
    7.625%, 12/20/25 - 11/20/27                                               256            265
------------------------------------------------------------------------------------------------
                                                                                           2,216
================================================================================================
AGENCY FIXED RATE MORTGAGES (70.2%)
  Federal Home Loan Mortgage Corporation
    7.00%, 5/1/28 - 4/1/32                                                  7,052          7,414
    7.50%, 2/1/30 - 8/1/32                                                  8,815          9,375
  Federal Home Loan Mortgage Corporation
    Conventional Pools
    10.00%, 10/1/10 - 12/1/19                                                  53             59
    10.50%, 1/1/10 - 5/1/19                                                    14             16
    11.50%, 10/1/15 - 5/1/19                                                   70             80
  Federal Home Loan Mortgage Corporation
    Gold Pools
    7.50%, 8/1/30 - 10/1/31                                                 3,369          3,584
    8.00%, 8/1/30 - 1/1/31                                                    758            813
    8.50%, 1/1/29 - 8/1/30                                                    441            474
    9.50%, 12/1/22                                                             41             46
    10.00%, 6/1/17                                                             42             47
  Federal Home Loan Mortgage Corporation
    Gold Pools, January TBA
    6.00%, 1/1/33                                                           3,750 (a)      3,877
    6.50%, 1/1/33                                                          16,000 (a)     16,660
  Federal Home Loan Mortgage Corporation
    Gold Pools, February TBA
    6.50%, 2/1/33                                                          10,600 (a)     11,017
    7.00%, 2/1/33                                                           8,900 (a)      9,353
  Federal Home Loan Mortgage Corporation
    Structured Pass-Through Security
    7.50%, 12/1/29 - 8/1/31                                                 1,594          1,696
  Federal National Mortgage
    Association
    5.50%, 6/25/08                                                            602            611
    7.00%, 1/1/32                                                           2,254          2,371
    7.50%, 4/1/29 - 8/1/32                                                 13,965         14,835
    8.00%, 11/1/14 - 9/1/32                                                16,507         17,756
    8.50%, 9/1/32                                                           5,430          5,837
  Federal National Mortgage
    Association, February TBA
    6.00%, 2/1/33                                                          14,500 (a)     14,931
    6.50%, 2/1/33                                                          14,050 (a)     14,599
  Federal National Mortgage Association
    Conventional Pools
    7.50%, 8/1/29 - 1/1/31                                                  1,351          1,436
    8.00%, 5/1/30 - 5/1/32                                                  7,325          7,892
    8.50%, 4/1/30 - 2/1/31                                                  2,227          2,394
    9.50%, 11/1/21 - 4/1/30                                                   811            899
    10.00%, 9/1/10 - 5/1/22                                                   239            267
    10.50%, 1/1/16                                                              5              5
    11.00%, 3/1/19 - 11/1/20                                                  553            632
    11.50%, 11/1/19                                                            14             17
    12.00%, 11/1/11                                                     $      12       $     13
    13.00%, 10/1/15                                                             7              8
  Federal National Mortgage Association
    Structured Pass-Through Security
    7.50%, 1/1/30 - 9/1/31                                                    729            774
    8.00%, 10/1/30 - 9/1/31                                                   261            281
  Federal National Mortgage
    Association, January TBA
    5.50%, 1/1/33                                                           3,875 (a)      3,951
    6.00%, 1/25/33                                                         11,000 (a)     11,368
    6.50%, 1/15/33                                                          9,775 (a)     10,175
    7.00%, 1/25/33                                                          2,675 (a)      2,813
  Federal National Mortgage
    Association, February TBA
    5.50%, 2/1/33                                                           3,875 (a)      3,935
    7.00%, 2/25/33                                                          3,200 (a)      3,362
  Federal National Mortgage Association, IO
    8.00%, 4/1/24 - 8/1/31                                                  1,632            238
  Government National Mortgage
    Association, January TBA
    5.50%, 1/15/33                                                          5,150 (a)      5,279
    6.00%, 1/15/33                                                          1,700 (a)      1,768
  Government National Mortgage
    Association Various Pools
    9.00%, 11/15/17 - 1/15/25                                                 468            524
    9.50%, 10/15/16 - 11/15/21                                              1,720          1,931
    10.00%, 11/15/09 - 6/15/22                                              1,190          1,345
    10.50%, 1/15/18 - 8/15/20                                                 237            270
    11.00%, 12/15/09 - 4/15/20                                                 84             97
    11.50%, 2/15/13 - 8/15/13                                                  11             13
    12.00%, 12/15/12 - 12/15/14                                                30             35
------------------------------------------------------------------------------------------------
                                                                                         197,173
================================================================================================
ASSET BACKED CORPORATE (6.2%)
  BMW Vehicle Owner Trust
    2.83%, 12/25/04                                                         1,044          1,049
  Capital Auto Receivables Asset Trust
    2.89%, 4/15/04                                                          1,232          1,237
  Centex Home Equity Loan Trust
    2.91%, 12/25/16                                                           454            455
  Chase Manhattan Auto Owner Trust,
    Series 2001-B
    2.44%, 6/15/04                                                            296            297
  Chase Manhattan Auto Owner Trust,
    Series 2002-A
    2.63%, 10/15/04                                                           700            702
  Chase Manhattan Auto Owner Trust,
    Series 2002-B
    2.70%, 1/18/05                                                          1,300          1,306
  Citibank Credit Card Issuance Trust
    6.875%, 11/16/09                                                          880          1,002
  Continental Airlines, Inc.
    6.90%, 1/2/18                                                             115            100
  Daimler Chrysler Auto Trust
    2.90%, 12/6/04                                                          1,367          1,375
    3.71%, 7/6/04                                                             376            378
    6.11%, 11/8/04                                                            796            808

    The accompanying notes are an integral part of the financial statements.

                                                                             FACE
                                                                           AMOUNT          VALUE
                                                                            (000)          (000)
------------------------------------------------------------------------------------------------
ASSET BACKED CORPORATE (CONT'D)
  Federal Home Loan Mortgage Corporation,
    Structured Pass Through Security
    Class A1, 4.75%, 2/25/42                                            $     535       $    536
  Ford Credit Auto Owner Trust
    2.97%, 6/15/04                                                            873            877
  Honda Auto Receivables Owner Trust
    1.67%, 6/15/05                                                          1,300          1,300
    2.55%, 4/15/04                                                            521            522
    2.91%, 9/15/04                                                          1,100          1,106
  Lehman ABS Manufactured Housing
    Contract
    3.01%, 3/15/10                                                            296            297
  MBNA Master Credit Card Trust
    5.90%, 8/15/11                                                            400            438
    7.80%, 10/15/12                                                           535            629
  Nissan Auto Receivables Owner Trust
    3.07%, 8/16/04                                                            850            855
    6.72%, 8/16/04                                                            397            402
  Toyota Auto Receivables Owner Trust
    3.77%, 7/15/04                                                            162            163
  Whole Auto Loan Trust
    1.88%, 6/15/05                                                          1,500          1,503
------------------------------------------------------------------------------------------------
                                                                                          17,337
================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS - AGENCY COLLATERAL
SERIES (1.5%)
  Federal Home Loan Mortgage
    Corporation, IO,
    6.57%, 3/15/32                                                          3,668            244
    7.00%, 4/1/30                                                             285             32
    7.50%, 12/1/29                                                            389             49
    8.00%, 1/1/28                                                             138             22
    8.00%, 7/1/31                                                             427             62
  Federal Home Loan Mortgage Corporation,
    IO, Floating Rate Security
    6.62%, 3/15/32                                                          2,786            252
    6.65%, 10/15/29                                                           431             30
  Federal National Mortgage
    Association
    4.50%, 5/25/42                                                          1,090          1,121
  Federal National Mortgage Association, IO
    5.65%, 2/17/31                                                            996             99
    6.27%, 10/25/28                                                           871             79
    6.69%, 3/18/30                                                            412             31
    6.72%, 12/25/29                                                         2,073            138
    7.00%, 3/1/32                                                           1,140            165
    7.50%, 11/1/29                                                          1,225            162
    8.00%, 5/1/30                                                             477             70
    9.00%, 11/1/26                                                             52              7
  Federal National Mortgage Association, IO,
    Floating Rate Security
    6.07%, 12/25/27                                                           608             34
  Federal National Mortgage
    Association, PO, 8/1/31                                                 1,278          1,191
  Government National Mortgage Association, IO
    5.68%, 9/16/31                                                          1,191             79
    6.06%, 9/16/27                                                      $     617       $     58
    6.65%, 12/16/29                                                           659             77
    6.70%, 8/16/29                                                          1,026            106
  Government National Mortgage Association, IO,
    Floating Rate Security
    6.57%, 9/20/30                                                          1,696            161
  Government National Mortgage Association, IO,
    Inverse Floating Rate Security
    6.30%, 8/16/31                                                            851             74
------------------------------------------------------------------------------------------------
                                                                                           4,343
================================================================================================
FEDERAL AGENCY (3.8%)
  Federal Home Loan Mortgage Corporation
    6.25%, 7/15/32                                                          1,425          1,614
    6.75%, 9/15/29                                                            275            326
  Federal National Mortgage
    Association
    6.625%, 11/15/30                                                        5,625          6,599
    7.125%, 1/15/30                                                         1,765          2,178
------------------------------------------------------------------------------------------------
                                                                                          10,717
================================================================================================
FINANCE (6.7%)
  AIG SunAmerica Global Financing
    6.30%, 5/10/11                                                            555 (b)        612
    6.90%, 3/15/32                                                            115 (b)        134
  American General Corp.
    7.50%, 7/15/25                                                             65             80
  Anthem Insurance Co., Inc.
    9.00%, 4/1/27                                                             385 (b)        464
    9.125%, 4/1/10                                                            125 (b)        150
  Bank One Corp.
    7.625%, 10/15/26                                                          185            223
    8.00%, 4/29/27                                                            235            295
  Boeing Capital Corp.
    6.10%, 3/1/11                                                             125            130
  CIGNA Corp.
    6.375%, 10/15/11                                                          260            261
  Citigroup, Inc.
    5.625%, 8/27/12                                                           390            410
    6.00%, 2/21/12                                                            520            571
  EOP Operating LP
    6.76%, 6/15/07                                                            100            108
    7.50%, 4/19/29                                                            330            344
  Equitable Cos., Inc.
    6.50%, 4/1/08                                                              85             91
  Farmers Exchange Capital
    7.05%, 7/15/28                                                            585 (b)        383
  Farmers Insurance Exchange
    8.625%, 5/1/24                                                            250 (b)        187
  Ford Motor Credit Co.
    7.25%, 10/25/11                                                           560            544
    7.375%, 10/28/09                                                          495            491
  General Electric Capital Corp.
    6.75%, 3/15/32                                                            950          1,050
  General Motors Acceptance Corp.
    6.875%, 9/15/11                                                           970            967
    8.00%, 11/1/31                                                            540            543

    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Core Plus Fixed Income Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                             FACE
                                                                           AMOUNT          VALUE
                                                                            (000)          (000)
------------------------------------------------------------------------------------------------
FINANCE (CONT'D)
  Goldman Sachs Group, Inc.
    6.60%, 1/15/12                                                      $     155       $    171
    6.875%, 1/15/11                                                           895            999
  Hartford Financial Services Group
    7.90%, 6/15/10                                                            235            267
  Hartford Life, Inc.
    7.65%, 6/15/27                                                            155            177
    7.375%, 3/1/31                                                            210            234
  Hertz Corp.
    7.625%, 8/15/07 - 6/1/12                                                  645            620
  Household Finance Corp.
    5.875%, 2/1/09                                                            385            395
    6.40%, 6/17/08                                                             80             85
    6.75%, 5/15/11                                                            235            251
    8.00%, 7/15/10                                                            195            220
  J.P. Morgan Chase & Co.
    5.35%, 3/1/07                                                             415            439
    6.625%, 3/15/12                                                           210            228
    7.00%, 11/15/09                                                           215            238
  John Hancock Financial Services
    5.625%, 12/1/08                                                            75 (b)         79
  John Hancock Surplus Note
    7.375%, 2/15/24                                                           760            792
  MBNA America Bank
    6.50%, 6/20/06                                                            215            228
    7.75%, 9/15/05                                                            180            198
  Metropolitan Life Insurance Co.
    7.45%, 11/1/23                                                            320 (b)        336
  Monsanto Co.
    7.375%, 8/15/12                                                           345            372
  Nationwide Mutual Insurance Co.
    8.25%, 12/1/31                                                            610 (b)        641
  New England Mutual Life Insurance
    7.875%, 2/15/24                                                           530 (b)        591
  Prime Property Funding II
    7.00%, 8/15/04                                                            160 (b)        171
  Prudential Holdings LLC
    7.245%, 12/18/23                                                        1,505 (b)      1,717
  Washington Mutual Bank
    5.50%, 1/15/13                                                             75             76
  Washington Mutual, Inc.
    8.25%, 4/1/10                                                             200            238
  World Financial Properties
    6.91%, 9/1/13                                                           1,076 (b)      1,148
------------------------------------------------------------------------------------------------
                                                                                          18,949
================================================================================================
INDUSTRIALS (8.5%)
  Aetna, Inc.
    7.875%, 3/1/11                                                            690            775
  Albertson's, Inc.
    7.45%, 8/1/29                                                              65             72
    7.50%, 2/15/11                                                            345            397
  AOL Time Warner, Inc.
    7.625%, 4/15/31                                                           655            673
  ArvinMeritor, Inc.
    6.625%, 6/15/07                                                           135            135
    8.75%, 3/1/12                                                       $     460       $    485
  Belo Corp.
    8.00%, 11/1/08                                                            200            229
  Boeing Capital Corp.
    5.80%, 1/15/13                                                            120            121
    6.50%, 2/15/12                                                             75             80
  Centex Corp.
    7.875%, 2/1/11                                                            270            304
  Clear Channel Communications, Inc.
    7.65%, 9/15/10                                                            320            362
  Comcast Cable Communications, Inc.
    6.75%, 1/30/11                                                            370            385
  Conoco, Inc.
    6.95%, 4/15/29                                                            460            521
  Constellation Energy Group
    7.60%, 4/1/32                                                             385            393
  Continental Airlines, Inc.
    7.46%, 10/1/16                                                             60             50
  Cox Communications, Inc.
    7.125%, 10/1/12                                                           350            389
  DaimlerChrysler NA Holding Corp.
    7.30%, 1/15/12                                                             90            101
    8.50%, 1/18/31                                                            575            708
  Dana Corp.
    7.00%, 3/1/29                                                             255            180
    9.00%, 8/15/11                                                            320            309
  Federated Department Stores, Inc.
    6.90%, 4/1/29                                                             470            489
    7.00%, 2/15/28                                                            155            163
  Florida Windstorm Underwriting Association
    7.125%, 2/25/19                                                           630 (b)        719
  Ford Motor Co.
    6.625%, 10/1/28                                                           565            450
    7.45%, 7/16/31                                                            570            496
  Harrah's Operating Co., Inc.
    8.00%, 2/1/11                                                             370            427
  HCA, Inc.
    6.30%, 10/1/12                                                            400            403
    7.19%, 11/15/15                                                           225            231
    7.50%, 12/15/23                                                           140            137
    7.69%, 6/15/25                                                            190            188
    8.70%, 2/10/10                                                             50             57
    9.00%, 12/15/14                                                            25             30
  Health Net, Inc.
    8.375%, 4/15/11                                                           480            553
  Hertz Corp.
    7.40%, 3/1/11                                                              95             90
  Hilton Hotels Corp.
    7.625%, 12/1/12                                                           380            384
  Honeywell International, Inc.
    6.125%, 11/1/11                                                           560            608
  Hyatt Equities
    6.875%, 6/15/07                                                           240 (b)        239

    The accompanying notes are an integral part of the financial statements.

                                                                             FACE
                                                                           AMOUNT          VALUE
                                                                            (000)          (000)
------------------------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
  International Paper Co.
    5.85%, 10/30/12                                                     $     250 (b)   $    262
  Kennametal, Inc.
    7.20%, 6/15/12                                                            325            345
  Kroger Co.
    7.50%, 4/1/31                                                             410            459
    7.70%, 6/1/29                                                             200            229
    8.00%, 9/15/29                                                            290            343
  Lenfest Communications, Inc.
    7.625%, 2/15/08                                                           245            254
  Lockheed Martin Corp.
    7.75%, 5/1/26                                                             310            377
  Lowe's Cos., Inc.
    6.50%, 3/15/29                                                            310            332
    6.875%, 2/15/28                                                           225            251
  Masco Corp.
    6.50%, 8/15/32                                                            140            144
  May Department Stores Co.
    6.90%, 1/15/32                                                            645            671
  MeadWestvaco Corp.
    6.85%, 4/1/12                                                             205            227
  MGM Mirage, Inc.
    8.50%, 9/15/10                                                            310            343
  Mohawk Industries, Inc.
    7.20%, 4/15/12                                                            130            146
  News America, Inc.
    7.28%, 6/30/28                                                            430            422
    7.30%, 4/30/28                                                            115            113
    7.75%, 2/1/24                                                             140            140
    8.875%, 4/26/23                                                           200            222
  Phelps Dodge Corp.
    8.75%, 6/1/11                                                             220            228
  Prudential Holdings LLC
    8.695%, 12/18/23                                                          615 (b)        712
  Pulte Homes, Inc.
    7.875%, 8/1/11                                                            595            660
  Raytheon Co.
    8.30%, 3/1/10                                                             245            291
  Safeway, Inc.
    5.80%, 8/15/12                                                            370            387
  Simon Property Group LP
    6.35%, 8/28/12                                                            310 (b)        323
    6.375%, 11/15/07                                                          310            335
  Starwood Hotels & Resorts Worldwide, Inc.
    7.375%, 5/1/07                                                             95 (b)         93
    7.875%, 5/1/12                                                            350 (b)        346
  TCI Communications, Inc.
    7.875%, 2/15/26                                                           190            193
  Tenet Healthcare Corp.
    6.875%, 11/15/31                                                          465            398
  United Technologies Corp.
    6.10%, 5/15/12                                                            360            402
  US Airways, Inc.
    7.076%, 3/20/21                                                            44             45
    8.11%, 2/20/17                                                      $     131       $    135
  Vornado Realty
    5.625%, 6/15/07                                                           205            209
  Waste Management, Inc.
    7.00%, 7/15/28                                                            635            628
    7.375%, 5/15/29                                                           235            243
  Weyerhaeuser Co.
    6.75%, 3/15/12                                                            485            529
------------------------------------------------------------------------------------------------
                                                                                          23,770
================================================================================================
TELEPHONES (1.1%)
  Alltel Corp.
    7.00%, 7/1/12                                                              95            109
  AT&T Corp.
    7.30%, 11/15/11                                                            75             82
    8.00%, 11/15/31                                                           545            601
  AT&T Wireless Group
    8.75%, 3/1/31                                                             520            510
  Comcast Cable Communications, Inc.
    8.375%, 5/1/07                                                             75             84
  GTE Corp.
    6.94%, 4/15/28                                                          1,010          1,060
  Sprint Capital Corp.
    8.375%, 3/15/12                                                           265            264
  Verizon Global Funding Corp.
    7.75%, 12/1/30                                                            120            140
  Verizon New England, Inc.
    6.50%, 9/15/11                                                            120            132
------------------------------------------------------------------------------------------------
                                                                                           2,982
================================================================================================
TRANSPORTATION (0.1%)
  Continental Airlines, Inc.
    6.545%, 2/2/19                                                            269            234
    6.65%, 3/15/19                                                            195            170
------------------------------------------------------------------------------------------------
                                                                                             404
================================================================================================
U.S. TREASURY SECURITIES (28.0%)
  U.S. Treasury Note
    3.50%, 11/15/06                                                        13,250         13,788
    6.75%, 5/15/05                                                          1,450          1,617
    7.875%, 11/15/04                                                        7,900          8,822
    8.125%, 8/15/19 - 8/15/21                                              23,600         33,070
    8.50%, 2/15/20                                                         10,500         15,136
    8.75%, 8/15/20                                                          1,600          2,362
  U.S. Treasury Strip, IO,
    9.875%, 5/15/10 - 5/15/11                                               5,400          3,931
------------------------------------------------------------------------------------------------
                                                                                          78,726
================================================================================================
UTILITIES (0.5%)
  Cincinnati Gas & Electric Co.
    5.70%, 9/15/12                                                            195            200
  Consolidated Natural Gas Co.
    6.25%, 11/1/11                                                            240            260
  Detroit Edison Co.
    6.125%, 10/1/10                                                           205            226
  Exelon Corp.
    6.75%, 5/1/11                                                             180            197

    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Core Plus Fixed Income Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                             FACE
                                                                           AMOUNT          VALUE
                                                                            (000)          (000)
------------------------------------------------------------------------------------------------
UTILITIES (CONT'D)
  Florida Power & Light
    4.85%, 2/1/13                                                       $    100        $   102
  PSEG Energy Holdings
    8.625%, 2/15/08                                                           180            150
    9.125%, 2/10/04                                                           255            252
------------------------------------------------------------------------------------------------
                                                                                           1,387
================================================================================================
YANKEE (2.0%)
  Abitibi-Consolidated, Inc.
    8.55%, 8/1/10                                                             100            111
    8.85%, 8/1/30                                                             265            285
  Bowater, Inc.
    7.95%, 11/15/11                                                           375            396
  British Telecommunications PLC
    8.625%, 12/15/30                                                          140 (c)        179
  Deutsche Telekom International Finance BV
    8.25%, 6/15/30                                                            400            462
  Glencore Nickel Property Ltd.
    9.00%, 12/1/14                                                            180 (d)         42
  Inco, Ltd.
    7.20%, 9/15/32                                                            120            119
    7.75%, 5/15/12                                                            195            217
  Pemex Project Funding Master Trust
    9.125%, 10/13/10                                                          180 (b)        206
  Petroleos Mexicanos
    8.625%, 2/1/22                                                            280 (b)        295
  Ras Laffan Liquified Natural Gas Co.
    8.294%, 3/15/14                                                           290 (b)        315
  Republic of Colombia
    10.75%, 1/15/13                                                           510            528
  Sappi Papier Holding AG
    6.75%, 6/15/12                                                            190 (b)        208
  Systems 2001 Asset Trust
    6.664%, 9/15/13                                                           941 (b)      1,014
  United Mexican States
    8.00%, 9/24/22                                                            110            114
    8.30%, 8/15/31                                                             95            100
    8.375%, 1/14/11                                                           830            938
  United Mexican States Value
    Recovery Rights, Floating Rate
    Security
    0.00%, 6/30/03                                                            476             --@
------------------------------------------------------------------------------------------------
                                                                                           5,529
================================================================================================
  TOTAL FIXED INCOME SECURITIES (COST $353,989)                                          363,533
================================================================================================
SHORT-TERM INVESTMENT (11.4%)
DISCOUNT NOTES (8.9%)
  Federal National Mortgage Association
    0.96%, 1/15/03                                                          5,000          4,997
  Federal Home Loan Mortgage Corporation
    1.16%, 1/28/03                                                         10,000          9,990
  Federal Home Loan Bank
    1.15%, 1/22/03                                                         10,000          9,992
------------------------------------------------------------------------------------------------
                                                                                          24,979
================================================================================================

                                                                            VALUE          VALUE
                                                                            (000)          (000)
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.1%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03                                         $   5,981 (e)   $  5,981
------------------------------------------------------------------------------------------------
TREASURY BILL (0.4%)
  U.S. Treasury Bill, 1.14%, 3/27/03                                          850            848
  U.S. Treasury Bill, 1.15%, 1/16/03                                          100            100
------------------------------------------------------------------------------------------------
                                                                                             948
================================================================================================
TOTAL SHORT-TERM INVESTMENTS (COST $31,908)                                               31,908
================================================================================================
TOTAL INVESTMENTS (140.8%) (COST $385,898)                                              $395,441
================================================================================================
OTHER ASSETS (26.8%)
  Receivable for Forward
    Commitments                                                         $  70,518
  Interest Receivable                                                       2,443
  Due from Broker                                                           2,073
  Receivable for Portfolio Shares Sold                                        258
  Receivable for Investments Sold                                               6
  Other                                                                         3         75,301
================================================================================================
LIABILITIES (-67.6%)
  Payable for Forward Commitments                                        (183,916)
  Net Unrealized Loss on Swap
    Agreements                                                             (5,347)
  Investment Advisory Fees Payable                                           (263)
  Payable for Portfolio Shares
    Redeemed                                                                 (104)
  Bank Overdraft Payable                                                      (91)
  Administrative Fees Payable                                                 (57)
  Shareholder Reporting Expense Payable                                       (17)
  Professional Fees Payable                                                    (9)
  Directors' Fees and Expenses
    Payable                                                                    (5)
  Custodian Fees Payable                                                       (4)      (189,813)
================================================================================================
NET ASSETS (100%)                                                                       $280,929
================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 25,258,039 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)                                                     $  11.12
================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                         $277,689
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                     (358)
Accumulated Net Realized Gain (Loss)                                                         729
Unrealized Appreciation (Depreciation) on Investments,
  Futures and Swaps                                                                        2,869
------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $280,929
================================================================================================

    The accompanying notes are an integral part of the financial statements.

(a)  -- Security is subject to delayed delivery.
(b)  -- 144A Security - certain conditions for public sale may exist.
(c) -- Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
(d)  -- Security is in default.
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
IO   -- Interest Only
PO   -- Principal Only
TBA  -- To be announced
Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on December 31, 2002.
@    -- Amount or value is less than $500.

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                           NET
                                                                       UNREALIZED
                                             NOTIONAL                     GAIN
                                NUMBER OF     VALUE      EXPIRATION      (LOSS)
                                CONTRACTS     (000)         DATE          (000)
---------------------------------------------------------------------------------
LONG:
  30 Year U.S. Treasury
    Long Bond                       30          3,381      Mar-03         $    33
SHORT:
  Eurodollar - CME                  10          2,467      Mar-03             (13)
  Eurodollar - CME                  10          2,466      Jun-03             (19)
  Eurodollar - CME                  10          2,462     Sept-03             (24)
  Eurodollar - CME                  10          2,456      Dec-03             (26)
  Eurodollar - CME                  10          2,447      Mar-04             (26)
  2 Year U.S. Treasury Note          7          1,506      Mar-03             (17)
  5 Year U.S. Treasury Note        323         36,580      Mar-03            (693)
  10 Year U.S. Treasury Note       160         18,408      Mar-03            (543)
---------------------------------------------------------------------------------
                                                                          $(1,328)
=================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Core Plus Fixed Income Portfolio

Statement of Operations

                                                                                           YEAR ENDED
                                                                                    DECEMBER 31, 2002
                                                                                                (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                   $  8,480
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                        810
  Administrative Fees                                                                             506
  Shareholder Reporting                                                                            65
  Professional Fees                                                                                44
  Custodian Fees                                                                                   18
  Directors' Fees and Expenses                                                                      7
  Other                                                                                            30
-----------------------------------------------------------------------------------------------------
    Total Expenses                                                                              1,480
-----------------------------------------------------------------------------------------------------
  Less: Fees Waived                                                                               (63)
-----------------------------------------------------------------------------------------------------
    Net Expenses                                                                                1,417
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                    7,063
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                              3,454
  Futures Contracts                                                                             1,366
  Swaps                                                                                           548
  Foreign Currency                                                                                330
-----------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                    5,698
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                   8,962
  Futures Contracts                                                                            (1,802)
  Swaps                                                                                        (5,372)
-----------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation (Depreciation)                                            1,788
-----------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                 7,486
-----------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          $ 14,549
=====================================================================================================

Statement of Changes in Net Assets

                                                                                     YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                          (000)                (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                         $  7,063             $  5,585
  Net Realized Gain (Loss)                                                                5,698                4,164
  Change in Unrealized Appreciation (Depreciation)                                        1,788                 (309)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                      14,549                9,440
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                  (9,841)              (6,168)
  Net Realized Gain                                                                      (2,276)              (2,378)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (12,117)              (8,546)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                            161,437               93,271
  Distributions Reinvested                                                               12,117                8,546
  Redeemed                                                                              (48,396)             (40,715)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital
      Share Transactions                                                                125,158               61,102
--------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                               127,590               61,996
NET ASSETS:
  Beginning of Period                                                                   153,339               91,343
--------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of)
    net investment income of $(358) and $73, respectively)                             $280,929             $153,339
--------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                    14,393                8,307
    Shares Issued on Distributions Reinvested                                             1,089                  790
    Shares Redeemed                                                                      (4,357)              (3,657)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                11,125                5,440
====================================================================================================================

     The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected Per Share Data and Ratios

                                                                                    YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                    2002#         2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  10.85     $  10.51     $ 10.05     $ 10.70     $ 10.41
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                       0.39         0.42        0.64        0.50        0.37
  Net Realized and Unrealized Gain (Loss)                            0.41         0.56        0.47       (0.67)       0.45
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 0.80         0.98        1.11       (0.17)       0.82
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                             (0.41)       (0.46)      (0.65)      (0.48)      (0.37)
  Net Realized Gain                                                 (0.12)       (0.18)         --          --       (0.16)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                             (0.53)       (0.64)      (0.65)      (0.48)      (0.53)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $  11.12     $  10.85     $ 10.51     $ 10.05     $ 10.70
==========================================================================================================================
TOTAL RETURN                                                         7.33%        9.32%      11.08%      (1.63)%      7.90%
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                $280,929     $153,339     $91,343     $69,865     $43,356
Ratio of Expenses to Average Net Assets                              0.70%        0.70%       0.70%       0.70%       0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets          3.49%        4.89%       6.52%       6.06%       5.37%
Portfolio Turnover Rate                                                90%          71%         73%        100%        117%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)            $   0.00 +   $   0.00 +   $  0.02     $  0.02     $  0.02
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                   0.73%        0.71%       0.89%       0.96%       1.04%
    Net Investment Income (Loss) to Average Net Assets               3.46%        4.88%       6.33%       5.80%       5.03%
--------------------------------------------------------------------------------------------------------------------------

# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding
+   Amount is less than $0.005 per share

     The accompanying notes are an integral part of the financial statement

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio (formerly Fixed Income Portfolio). The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

4. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in "Due from (to) Broker" on the Statement of Net Assets. The following summarizes swaps which may be entered into by the Portfolio.

   CREDIT DEFAULT SWAPS: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of swap agreements are presented in the Statement of Operations.

   Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

   At December 31, 2002, the Portfolio had open swap agreements as follows:

                                                                     UNREALIZED
NOTIONAL                                                           APPRECIATION
VALUE                                                            (DEPRECIATION)
(000)                        DESCRIPTION                                  (000)
-------------------------------------------------------------------------------
$  3,300   Agreement with Bank of America Corp. terminating
           January 31, 2003 to pay 3 month LIBOR less 60 basis
           points, and receive if positive (pay if negative),
           the total rate of return on the Banc of America
           Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                  $       74

   2,400   Agreement with Bank of America Corp. terminating
           February 14, 2003 to pay 3 month LIBOR less 60 basis
           points, and receive if positive (pay if negative),
           the total rate of return on the Banc of America
           Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                          65

   1,000   Agreement with Bank of America Corp. terminating
           March 14, 2003 to pay 3 month LIBOR, and receive if
           positive (pay if negative), the total rate of return
           on the Banc of America Securities LLC AAA 10-year
           Commercial Mortgage-Backed Securities Daily Index.               --

     525   Agreement with Bank of America Corp. terminating
           March 18, 2003 to pay at a fixed rate of 1.06%, and
           receive if positive (pay if negative), the total
           rate of return on the Banc of America Securities LLC
           AAA 10-year Commercial Mortgage-Backed Securities
           Daily Index.                                                      9

     900   Agreement with Salomon Brothers terminating March
           31, 2003 to pay 3 month LIBOR less 40 basis points,
           and receive if positive (pay if negative), the total
           rate of return on the Commercial Mortgage-Backed
           Securities AAA Custom Index.                                      9

   2,000   Agreement with Bank of America Corp. terminating
           April 30, 2003 to pay 3 month LIBOR less 40 basis
           points, and receive if positive (pay if negative),
           the total rate of return on the Banc of America
           Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                         108

   2,700   Agreement with Bank of America Corp. terminating May
           16, 2003 to pay 3 month LIBOR less 42.5 basis
           points, and receive if positive (pay if negative),
           the total rate of return on the Banc of America
           Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                          60

     550   Agreement with Lehman Brothers terminating May 30,
           2003 to pay 3 month LIBOR less 40 basis points, and
           receive if positive (pay if negative), the total
           rate of return on the Lehman Brothers CMBS Index.                19

     700   Agreement with Merrill Lynch terminating May 30,
           2003 to pay 3 month LIBOR less 45 basis points, and
           receive if positive (pay if negative), the total
           rate of return on the Commercial Mortgage- Backed
           Securities AAA Custom Index.                                     24

$    550   Agreement with Bank of America Corp. terminating
           June 13, 2003 to pay 3 month LIBOR less 40 basis
           points, and receive if positive (pay if negative),
           the total rate of return on the Banc of America
           Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                  $       21

   5,000   Agreement with Bank of America Corp. terminating
           June 13, 2003 to pay 3 month LIBOR less 40 basis
           points, and receive if positive (pay if negative),
           the total rate of return on the Banc of America
           Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                         140

     700   Agreement with Merrill Lynch terminating June 30,
           2003 to pay 3 month LIBOR less 45 basis points, and
           receive if positive (pay if negative), the total
           rate of return on the Commercial Mortgage-Backed
           Securities AAA Custom Index.                                     24

   6,300   Agreement with Bank of America Corp. terminating
           September 30, 2004 to pay a fixed rate of 2.393% and
           to receive 3 month LIBOR.                                       (68)

   5,100   Agreement with Salomon Brothers terminating March
           15, 2012 to pay at a fixed rate of 5.996% and to
           receive 3 month LIBOR.                                         (739)

   5,100   Agreement with Salomon Brothers terminating March
           19, 2012 to pay at a fixed rate of 6.043% and to
           receive 3 month LIBOR.                                         (758)

   5,200   Agreement with Goldman Sachs terminating June 27,
           2012 to pay at a fixed rate of 5.378% and to receive
           3 month LIBOR.                                                 (496)

   2,600   Agreement with Salomon Brothers terminating June 27,
           2012 to pay at a fixed rate of 5.363% and to receive
           3 month LIBOR.                                                 (245)

   5,475   Agreement with Salomon Brothers terminating June 28,
           2012 to pay at a fixed rate of 5.213% and to receive
           3 month LIBOR.                                                 (450)

   5,120   Agreement with Salomon Brothers terminating August
           16, 2012 to pay at a fixed rate of 4.55% and to
           receive 3 month LIBOR.                                         (141)

   4,000   Agreement with Bank of America Corp. terminating
           September 28, 2012 to pay a fixed rate of 4.469% and
           to receive 3 month LIBOR.                                       (79)

   3,750   Agreement with Goldman Sachs terminating October 22,
           2012 to pay at a fixed rate of 4.754% and to receive
           3 month LIBOR.                                                 (159)

     575   Agreement with Credit Suisse First Boston
           terminating October 1, 2031 to pay at a fixed rate
           of 5.922% and to receive 3 month LIBOR.                         (68)

   3,100   Agreement with Goldman Sachs terminating April 5,
           2032 to pay at a fixed rate of 6.329% and to receive
           3 month LIBOR.                                                 (564)

     850   Agreement with Goldman Sachs terminating April 25,
           2032 to pay at a fixed rate of 6.168% and to receive
           3 month LIBOR.                                                 (133)

   2,325   Agreement with Goldman Sachs terminating April 26,
           2032 to pay at a fixed rate of 6.159% and to receive
           3 month LIBOR.                                                 (361)

   2,400   Agreement with Salomon Brothers terminating May 28,
           2032 to pay at a fixed rate of 6.133% and to receive
           3 month LIBOR.                                                 (365)

     900   Agreement with Salomon Brothers terminating June 7,
           2032 to pay at a fixed rate of 6.065% and to receive
           3 month LIBOR.                                                 (127)

                                                                     UNREALIZED
NOTIONAL                                                           APPRECIATION
VALUE                                                            (DEPRECIATION)
(000)                        DESCRIPTION                                  (000)
--------------------------------------------------------------------------------
$  3,600   Agreement with Goldman Sachs terminating June 27,
           2032 to pay at a fixed rate of 5.975% and to receive
           3 month LIBOR.                                           $     (459)

     575   Agreement with Salomon Brothers terminating July 15,
           2032 to pay at a fixed rate of 5.814% and to receive
           3 month LIBOR.                                                  (59)

   3,000   Agreement with Salomon Brothers terminating July 19,
           2032 to pay at a fixed rate of 5.898% and to receive
           3 month LIBOR.                                                 (341)

   5,300   Agreement with Goldman Sachs terminating October 21,
           2032 to pay at a fixed rate of 5.504% and to receive
           3 month LIBOR.                                                 (288)
                                                                    ----------
                                                                    $   (5,347)
                                                                    ==========

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                      FROM $500
                                      FIRST $500     MILLION TO      MORE THAN
PORTFOLIO                                MILLION     $1 BILLION     $1 BILLION
--------------------------------------------------------------------------------
Core Plus Fixed Income                      0.40%          0.35%          0.30%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $3,445 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $2,233 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                                            (000)
                                    -----------------------------------------------------
                                       2002 DISTRIBUTIONS          2001 DISTRIBUTIONS
                                           PAID FROM:                  PAID FROM:
                                    ------------------------    -------------------------
                                    ORDINARY       LONG-TERM    ORDINARY        LONG-TERM
PORTFOLIO                             INCOME    CAPITAL GAIN      INCOME     CAPITAL GAIN
-----------------------------------------------------------------------------------------
Core Plus Fixed Income               $11,104          $1,013      $8,546           $--

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                              (000)
                                                 -------------------------------
                                                 UNDISTRIBUTED     UNDISTRIBUTED
                                                      ORDINARY         LONG-TERM
PORTFOLIO                                               INCOME      CAPITAL GAIN
--------------------------------------------------------------------------------
Core Plus Fixed Income                               $2,607            $--

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                   NET
    COST    APPRECIATION   DEPRECIATION   APPRECIATION
   (000)           (000)          (000)          (000)
------------------------------------------------------
$385,899         $10,998       $(1,456)         $9,542

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $282,518,000 and $193,222,000, respectively. For the year ended December 31, 2002, purchases and sales of long-term U.S. Government securities were $89,135,000 and $18,744,000, respectively.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

Report of Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
CORE PLUS FIXED INCOME PORTFOLIO

We have audited the accompanying statement of net assets of the Core Plus Fixed Income Portfolio (formerly, Fixed Income Portfolio) (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Ernst & Young LLP
Boston, Massachusetts
February 7, 2003

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Overview

Federal Tax Information (Unaudited)

The Portfolio hereby designates $1,013,000 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended December 31, 2002, the Portfolio earned 13.3% of its income from direct U.S. Treasury Obligations.

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                                NUMBER OF
                                               TERM OF                                          PORTFOLIOS
                                               OFFICE AND                                       IN
                                               LENGTH OF                                        FUND COMPLEX
NAME, AGE AND ADDRESS OF   POSITION(S) HELD    TIME             PRINCIPAL OCCUPATION(S)         OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                   WITH REGISTRANT     SERVED*          DURING PAST 5 YEARS             DIRECTOR**    HELD BY DIRECTOR
-------------------------  ------------------  ---------------  ------------------------------  ------------  ----------------------
John D. Barrett II (67)    Director            Director         Chairman and Director of        71            Director of the
565 Fifth Avenue                               since 1996       Barrett Associates, Inc.                      Ashforth Company
New York, NY 10017                                              (investment counseling).                      (real estate).

Thomas P. Gerrity (61)     Director            Director         Professor of Management,        71            Director, ICG
219 Grays Lane                                 since 2001       formerly, Dean, Wharton                       Commerce, Inc.;
Haverford, PA 19041                                             School of Business, University                Sunoco; Fannie Mae;
                                                                of Pennsylvania; formerly,                    Reliance Group
                                                                Director, IKON Office                         Holdings, Inc., CVS
                                                                Solutions, Inc., Fiserv,                      Corporation and
                                                                Digital Equipment Corporation,                Knight-Ridder, Inc.
                                                                Investor Force Holdings, Inc.
                                                                and Union Carbide Corporation.

Gerard E. Jones (65)       Director            Director         Of Counsel, Shipman & Goodwin,  72            Director of Tractor
Shipman & Goodwin, LLP                         since 1996       LLP (law firm).                               Supply Company,
43 Arch Street                                                                                                Tiffany Foundation,
Greenwich, CT 06830                                                                                           Fairfield County
                                                                                                              Foundation and The
                                                                                                              India Magnum Fund
                                                                                                              Ltd.

Joseph J. Kearns (60)      Director            Director         Investment consultant;          71            Director, Electro
6287 Via Escondido                             since 2001       formerly, CFO of The J. Paul                  Rent Corporation and
Malibu, CA 90265                                                Getty Trust.                                  The Ford Family
                                                                                                              Foundation.

Vincent R. McLean (71)     Director            Director         Formerly, Executive Vice        71            Director, Banner
702 Shackamaxon Drive                          since 2001       President, Chief Financial                    Life Insurance Co.;
Westfield, NJ 07090                                             Officer, Director and Member                  William Penn Life
                                                                of the Executive Committee of                 Insurance Company of
                                                                Sperry Corporation (now part                  New York.
                                                                of Unisys Corporation).

C. Oscar Morong, Jr. (67)  Director            Director         Managing Director, Morong       71            Trustee of the
1385 Outlook Drive West                        since 2001       Capital Management; formerly,                 mutual funds in the
Mountainside, NJ 07092                                          Senior Vice President and                     Smith Barney/CitiFunds
                                                                Investment Manager for CREF,                  fund complex.
                                                                TIAA-CREF Investment
                                                                Management, Inc. (investment
                                                                management); formerly,
                                                                Director, The Indonesia Fund
                                                                (mutual fund).

William G. Morton, Jr.     Director            Director         Chairman Emeritus and former    71            Director of Radio
(65)                                           since 2000       Chief Executive Officer of                    Shack Corporation
304 Newbury Street, #560                                        Boston Stock Exchange.                        (electronics).
Boston, MA 02115

Michael Nugent (66)        Director            Director         General Partner, Triumph        194           Director of various
c/o Triumph Capital, L.P.                      since 2001       Capital, L.P. (private                        business
237 Park Avenue                                                 investment partnership);                      organizations;
New York, NY 10017                                              formerly, Vice President,                     Chairman of the
                                                                Bankers Trust Company and BT                  Insurance Committee
                                                                Capital Corporation.                          and Director or
                                                                                                              Trustee of the
                                                                                                              retail families of
                                                                                                              funds advised by
                                                                                                              Morgan Stanley
                                                                                                              Investment Advisors
                                                                                                              Inc.

Fergus Reid (70)           Director            Director         Chairman and Chief Executive    72            Trustee and Director
85 Charles Colman Blvd.                        since 1996       Officer of Lumelite Plastics                  of approximately 30
Pawling, NY 12564                                               Corporation.                                  investment companies
                                                                                                              in the JPMorgan
                                                                                                              Funds complex
                                                                                                              managed by JPMorgan
                                                                                                              Investment
                                                                                                              Management Inc.,
                                                                                                              Director of The
                                                                                                              India Magnum Fund Ltd.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Overview

Director and Officer Information (cont'd)

Interested Directors:

                                                                                                NUMBER OF
                                               TERM OF                                          PORTFOLIOS
                                               OFFICE AND                                       IN FUND
                                               LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS OF   POSITION(S) HELD    TIME             PRINCIPAL OCCUPATION(S)         OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                   WITH REGISTRANT     SERVED*          DURING PAST 5 YEARS             DIRECTOR**    HELD BY DIRECTOR
-------------------------  ------------------  ---------------  ------------------------------  ------------  ----------------------
Barton M. Biggs (70)       Chairman and        Chairman and     Chairman, Director and          72            Member of the Yale
1221 Avenue of the         Director            Director since   Managing Director of Morgan                   Development Board
Americas                                       1996             Stanley Investment Management
New York, NY 10020                                              Inc. and Chairman and Director
                                                                of Morgan Stanley Investment
                                                                Management Limited; Managing
                                                                Director of Morgan Stanley &
                                                                Co. Incorporated; Director and
                                                                Chairman of the Board of
                                                                various U.S. registered
                                                                companies managed by Morgan
                                                                Stanley Investment Management
                                                                Inc.

Ronald E. Robison (63)     President and       President and    President and Trustee; Chief    72
1221 Avenue of the         Director            Director         Global Operations Officer and
Americas                                       since 2001       Managing Director of Morgan
New York, NY 10020                                              Stanley Investment Management
                                                                Inc.; Managing Director of
                                                                Morgan Stanley & Co.
                                                                Incorporated; formerly,
                                                                Managing Director and Chief
                                                                Operating Officer of TCW
                                                                Investment Management Company;
                                                                Director and President of
                                                                various funds in the Fund
                                                                Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                                               TERM OF OFFICE
                                            POSITION(S) HELD   AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  WITH REGISTRANT    TIME SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------------  ------------------  ------------------------------------------------
Ronald E. Robison (63)                      President and      President since     Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.   Director           2001                Director of Morgan Stanley Investment
1221 Avenue of the Americas                                                        Management Inc.; Director and President of
New York, NY 10020                                                                 various U.S. registered investment companies
                                                                                   managed by Morgan Stanley Investment Management
                                                                                   Inc.; previously, Managing Director and Chief
                                                                                   Operating Officer of TCW Investment Management
                                                                                   Company.

Stefanie V. Chang (36)                      Vice President     Vice President      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                      since 1997          Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                        Management Inc.; formerly, practiced law with
New York, NY 10020                                                                 the New York law firm of Rogers & Wells (now
                                                                                   Clifford Chance US LLP); Vice President of
                                                                                   certain funds in the Fund Complex.

Lorraine Truten (41)                        Vice President     Vice President      Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                      since 2001          Management Inc.; Head of Global Client
1221 Avenue of the Americas                                                        Services, Morgan Stanley Investment Management
New York, NY 10020                                                                 Inc.; President, Morgan Stanley Fund
                                                                                   Distribution, Inc. formerly, President of
                                                                                   Morgan Stanley Institutional Fund Trust; Vice
                                                                                   President of certain funds in the Fund Complex.

Mary E. Mullin (35)                         Secretary          Secretary since     Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                      1999                Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                        Management Inc.; formerly, practiced law with
New York, NY 10020                                                                 the New York law firms of McDermott, Will &
                                                                                   Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                   LLP; Secretary of certain funds in the Fund
                                                                                   Complex.

James W. Garrett (34)                       Treasurer          Treasurer since     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                      2002                Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                        Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                                 registered investment companies managed by
                                                                                   Morgan Stanley Investment Management Inc.;
                                                                                   formerly, with Price Waterhouse LLP (now
                                                                                   PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                       Assistant          Assistant           Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.           Treasurer          Treasurer since     Investor Services Co. (formerly, Chase Global
73 Tremont Street                                              2001                Funds Services Company); formerly Senior
Boston, MA 02108-3913                                                              Auditor at Price Waterhouse LLP (now
                                                                                   PricewaterhouseCoopers LLP); Assistant
                                                                                   Treasurer of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                    Annual Report -- December 31, 2002


Emerging Markets Debt Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2002

Emerging Markets Debt Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Mexico         19.6%
Russia         16.4%
Brazil         15.6%
Venezuela       6.6%
South Korea     5.1%
Other          36.7%

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary based upon the different inception dates and fees assessed to that class.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.

* Class I shares commenced operations on June 16, 1997.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX

                                         TOTAL RETURNS(2)
                          ---------------------------------------------
                                           AVERAGE
                                            ANNUAL
                                      ONE     FIVE       AVERAGE ANNUAL
                             YTD     YEAR    YEARS   SINCE INCEPTION(3)
-----------------------------------------------------------------------
Portfolio -- Class I        9.22%    9.22%    4.42%         4.11%
Portfolio -- Class II       0.00      N/A      N/A           N/A
Index(1) -- Class I        13.11    13.11     7.58          7.02
Index(1) -- Class II        0.32      N/A      N/A           N/A

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Class I shares and Class II shares commenced operations on June 16, 1997 and December 19, 2002, respectively.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                          JPM EMBI
                            PORTFOLIO                      INDEX
  6/16/1997                   10,000                       10,000
 12/31/1997                   10,076                       10,110
 12/30/1998                    7,216                        8,943
 12/31/1999                    9,335                       11,105
 12/31/2000                   10,399                       12,705
 12/31/2001                   11,449                       12,878
 12/31/2002                   12,505                       14,566

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio's Class I shares had a total return of 9.22% compared to 13.11% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). For the period from December 19, 2002 to December 31, 2002, the Portfolio's Class II shares had a total return of 0.00%, compared to 0.32% for the Index. The Portfolio's Class I shares and Class II shares 30-day SEC yields at December 31, 2002, were 7.17% and 7.12%, respectively.

MARKET REVIEW

The emerging markets debt (EMD) asset class has spent the better part of the last decade trying to shake its reputation for high risk and volatile return pattern. With another year of muted volatility and solid returns under its belt in 2002, it seems likely that EMD could receive some overdue attention by investors seeking higher yields in 2003.

EMD performed quite well in 2002 due to the substantial decline in U.S. Treasury yields and contracting yield spreads for most EMD issues. More importantly, a number of positive trends gained momentum over the course of the year, including a continued improvement in overall credit quality, a steady decline in inter-country correlations and continued new allocations to the EMD asset class.

Relative returns were aided by security selection decisions in Russia, security selection in Indonesian corporates undergoing restructuring and consistent underweights in both Ecuador and Uruguay. Defensive positioning in Brazil, during the fourth quarter, detracted from relative returns, as did an overweight in Venezuelan assets.

The EMD asset class got off to a very strong start in 2002 as spreads tightened by over 130 basis points during the first five months of the year. The rebound in the global economy and significant inflows into EMD were major factors driving this strong absolute performance. Motivated by evidence of a turn in the global economic cycle and low nominal interest rates in the developed world, many investors increased their EMD allocations. In addition, oil exporters such as Ecuador, Mexico, Nigeria, Russia and Venezuela performed particularly well in this environment as a result of higher than expected oil prices.

The strong start for EMD gave way to a period of heightened volatility during the late spring and summer months. A left-leaning presidential candidate in Brazil unsettled the markets, as did a pause in global economic activity and revelations of corporate accounting scandals. These events rattled investor confidence in all financial markets and caused EMD to give back all of the gains earned during the first few months of the year. During the third quarter, the intensification of market volatility and the acknowledgement that new capital flows would not be forthcoming to Latin America caused EMD bond prices to fall further; yield spreads widened more than 300 basis points between May and the end of September. Fortunately, the asset class reversed course and rallied strongly during the final quarter of the year, allowing the yield spread on the overall Index to end the year 15 basis points below its starting level. The year end EMD rally was largely a response to the improvement in other non-Treasury bond markets, the sharp turnaround in equity prices in the final few months of the year and the U.S. Federal Reserve's early November 50 basis point cut in the Federal funds target rate.

There was tremendous dispersion in the performance of EMD countries during 2002 as a number of countries posted total returns above 20% including Russia, South Africa, Turkey and Pakistan; while other countries such as Argentina, Brazil and Uruguay experienced negative returns.

MARKET OUTLOOK

As is usually the case, the high current income provided by EMD bonds may provide some protection against the potential for rising interest rates within the developed markets. Moreover, the combination of favorable liquidity conditions, a rebounding U.S. economy and the continuation of EMD inflows from new investors may provide a strong foundation supporting the EMD asset class in 2003.

January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Emerging Markets Debt Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                      FACE
                                                    AMOUNT                 VALUE
                                                     (000)                 (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (95.5%)
ALGERIA (0.4%)
SOVEREIGN (0.4%)
  Republic of Algeria, Loan Agreement,
    Tranche 1, 7.188%, 3/31/10                   $     530              $    493
--------------------------------------------------------------------------------
ARGENTINA (2.9%)
SOVEREIGN (2.9%)
  Republic of Argentina, Global Bond,
    6.00%, 3/31/23                                   3,140(a),(d)          1,444
  Republic of Argentina, Global Bond,
    11.375%, 3/15/10                                 3,200(a),(d)            704
  Republic of Argentina, Global Bond,
    11.75%, 4/7/09                                   3,330(a),(d)            749
  Republic of Argentina, Global Bond,
    11.75%, 6/15/15                                  1,580(a),(d)            362
--------------------------------------------------------------------------------
                                                                           3,259
================================================================================
BRAZIL (15.6%)
SOVEREIGN (15.6%)
  Federative Republic of Brazil,
    12.00%, 4/15/10                                  1,300                   943
  Federative Republic of Brazil,
    12.75%, 1/15/20                                    860                   602
  Federative Republic of Brazil, C
    Bond, PIK, 8.00%, 4/15/14                        9,125                 5,977
  Federative Republic of Brazil, Debt
    Conversion Bond, Series L, Registered
    (Floating Rate), 2.625%, 4/15/12                   730                   398
  Federative Republic of Brazil, Debt
    Conversion Bond, Series L,
    (Floating Rate), 2.625%, 4/15/12                 6,140                 3,315
  Federative Republic of Brazil,
    Discount Z-L, (Floating Rate),
    2.563%, 4/15/24                                  3,160                 1,904
  Federative Republic of Brazil, Global
    Bond, 8.875%, 4/15/24                            5,730                 3,095
  Federative Republic of Brazil, Global
    Bond, 12.25%, 3/6/30                               340                   236
  Federative Republic of Brazil, Series
    NMB, (Floating Rate), 2.625%,
    4/15/09                                          1,874                 1,241
--------------------------------------------------------------------------------
                                                                          17,711
================================================================================
BULGARIA (1.6%)
SOVEREIGN (1.6%)
  Republic of Bulgaria,
    8.25%, 1/15/15                                     741(b)                810
  Republic of Bulgaria, (Registered),
    8.25%, 1/15/15                                     660                   720
  Republic of Bulgaria, Front Loaded
    Interest Reduction Bond, Series A,
    (Floating Rate), 3.00%, 7/28/12                    333                   314
--------------------------------------------------------------------------------
                                                                           1,844
================================================================================
CHILE (0.8%)
CORPORATE (0.8%)
  Empresa Nacional de Petroleo,
    6.75%, 11/15/12                                    880(b)                928
--------------------------------------------------------------------------------
COLOMBIA (4.8%)
SOVEREIGN (4.8%)
  Republic of Colombia, Global Bond,
    9.75%, 4/23/09                               $     390              $    402
  Republic of Colombia, Global Bond,
    9.75%, 4/9/11                                    3,334                 3,442
  Republic of Colombia, Global Bond,
    10.50%, 7/9/10                                   1,510                 1,586
--------------------------------------------------------------------------------
                                                                           5,430
================================================================================
CROATIA (0.6%)
SOVEREIGN (0.6%)
  Croatia, Series A, (Floating Rate),
    2.688%, 7/31/10                                    633                   627
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC (0.6%)
SOVEREIGN (0.6%)
  Dominican Republic, 9.50%, 9/27/06                   620                   670
--------------------------------------------------------------------------------
EL SALVADOR (0.8%)
SOVEREIGN (0.8%)
  Republic of El Salvador, Global Bond,
    7.75%, 1/24/23                                     950(b)                945
--------------------------------------------------------------------------------
INDONESIA (0.7%)
CORPORATE (0.7%)
  Pindo Deli Finance Mauritius, (Yankee
    Bond), 10.75%, 10/1/07                           2,220(a),(d)            511
  Tjiwi Kimia International BV, Global
    Bond, 13.25%, 8/1/49                             1,030(a),(d)            252
--------------------------------------------------------------------------------
                                                                             763
================================================================================
IVORY COAST (0.5%)
SOVEREIGN (0.5%)
  Ivory Coast, PDI, Series US, 2.00%,
    3/29/18                                          2,689(a),(c),(d)        350
  Ivory Coast, Series US-1, 2.00%,
    3/29/18                                          2,080(a),(c),(d)        260
--------------------------------------------------------------------------------
                                                                             610
================================================================================
MALAYSIA (2.8%)
SOVEREIGN (2.8%)
  Malaysia, Global Bond, 7.50%,
    7/15/11                                          2,745                 3,156
--------------------------------------------------------------------------------
MAURITIUS (0.3%)
CORPORATE (0.3%)
  Tjiwi Kimia Mauritius, Yankee,
    10.00%, 8/1/04                                   1,180(a),(d)            289
--------------------------------------------------------------------------------
MEXICO (19.5%)
CORPORATE (3.6%)
  Petroleos Mexicanos, 8.625%,
    2/1/22                                             830                   876
  Petroleos Mexicanos, Global Bond,
    9.125%, 10/13/10                                 1,740                 1,983
  Petroleos Mexicanos, Yankee Bond,
    Series P, 9.50%, 9/15/27                         1,050                 1,207
--------------------------------------------------------------------------------
                                                                           4,066
================================================================================
SOVEREIGN (15.9%)
  United Mexican States, Global Bond,
    8.30%, 8/15/31                                   4,310                 4,560

    The accompanying notes are an integral part of the financial statements.

                                                      FACE
                                                    AMOUNT                 VALUE
                                                     (000)                 (000)
--------------------------------------------------------------------------------
MEXICO (CONT'D)
  United Mexican States, Global Bond,
    11.375%, 9/15/16                             $   3,935(c)           $  5,273
  United Mexican States, Series A,
    9.875%, 2/1/10                                   6,670                 8,188
--------------------------------------------------------------------------------
                                                                          18,021
================================================================================
                                                                          22,087
================================================================================
MOROCCO (2.0%)
SOVEREIGN (2.0%)
  Kingdom of Morocco, Reconstruction &
    Consolidation Agreement, Series A,
    (Floating Rate), 7.563%, 1/5/09                  2,514                 2,294
--------------------------------------------------------------------------------
NIGERIA (1.1%)
SOVEREIGN (1.1%)
  Central Bank of Nigeria, Par Bond,
    6.25%, 11/15/20                                  1,750(c)              1,189
--------------------------------------------------------------------------------
PANAMA (2.4%)
SOVEREIGN (2.4%)
  Republic of Panama,
    9.375%, 4/1/29                                   1,600                 1,716
  Republic of Panama, Global Bond,
    9.625%, 2/8/11                                     645                   705
  Republic of Panama, PDI, (Floating
    Rate), 7.75%, 7/17/16                              401                   319
--------------------------------------------------------------------------------
                                                                           2,740
================================================================================
PERU (4.1%)
SOVEREIGN (4.1%)
  Republic of Peru, 9.125%, 2/21/12                  1,840                 1,803
  Republic of Peru, Front Loaded
    Interest Reduction Bond, (Floating
    Rate), 3.75%, 3/7/17                             2,140(c)              1,519
  Republic of Peru, PDI,
    4.50%, 3/7/17                                    1,637(c)              1,277
--------------------------------------------------------------------------------
                                                                           4,599
================================================================================
PHILIPPINES (1.2%)
SOVEREIGN (1.2%)
  Republic of Philippines, Global Bond,
    9.375%, 1/18/17                                  1,320                 1,356
--------------------------------------------------------------------------------
POLAND (0.7%)
SOVEREIGN (0.7%)
  Republic of Poland, Par Bond,
    3.75%, 10/27/24                                    920                   773
--------------------------------------------------------------------------------
QATAR (0.8%)
SOVEREIGN (0.8%)
  State of Qatar, (Registered), 9.75%,
    6/15/30                                            710                   903
--------------------------------------------------------------------------------
RUSSIA (16.4%)
SOVEREIGN (16.4%)
  Russian Federation, 2.25%,
    3/31/30                                            758(b),(c)            601
  Russian Federation, 2.50%,
    3/31/30                                         12,929(c)             10,246
  Russian Federation, 8.25%,
    3/31/10                                            311                   328
  Russian Federation, 8.25%, 3/31/10             $      11(b)           $     12
  Russian Federation, 8.75%,7/24/05                  1,530                 1,658
  Russian Federation, (Registered),
    12.75%, 6/24/28                                  4,300                 5,698
--------------------------------------------------------------------------------
                                                                          18,543
================================================================================
SOUTH AFRICA (1.7%)
SOVEREIGN (1.7%)
  Republic of South Africa, Global Bond,
    7.375%, 4/25/12                                  1,810                 1,959
--------------------------------------------------------------------------------
SOUTH KOREA (5.1%)
CORPORATE (0.6%)
  Korea Electric Power Corp., Global Bond,
    7.75%, 4/1/13                                      550                   662
--------------------------------------------------------------------------------
SOVEREIGN (4.5%)
  Republic of South Korea, Global Bond,
    8.875%, 4/15/08                                  4,150                 5,151
--------------------------------------------------------------------------------
                                                                           5,813
================================================================================
TUNISIA (0.4%)
SOVEREIGN (0.4%)
  Central Bank of Tunisia, 7.375%, 4/25/12             440                   462
--------------------------------------------------------------------------------
TURKEY (0.8%)
SOVEREIGN (0.8%)
  Republic of Turkey, Global Bond,
    12.375%, 6/15/09                                   860                   934
--------------------------------------------------------------------------------
UKRAINE (0.3%)
SOVEREIGN (0.3%)
  Republic of Ukraine, (Registered),
    11.00%, 3/15/07                                    323                   333
--------------------------------------------------------------------------------
VENEZUELA (6.6%)
SOVEREIGN (6.6%)
  Republic of Venezuela, Debt Conversion
    Bond, Series DL, (Floating Rate),
    7.375%, 12/18/07                                 3,571                 2,741
  Republic of Venezuela, Global Bond,
    9.25%, 9/15/27                                   5,820                 3,936
  Republic of Venezuela, Par Bond,
    Series W-B, 6.75%, 3/31/20                         500                   399
  Republic of Venezuela, Series W-A,
    6.75%, 3/31/20                                     500                   402
--------------------------------------------------------------------------------
                                                                           7,478
================================================================================
  TOTAL DEBT INSTRUMENTS (COST $107,822)                                 108,188
================================================================================

                                                    NO. OF
                                                    RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.1%)
MEXICO (0.1%)
  United Mexican States, Value
    Recovery Rights expiring 6/30/03            11,260,000(d)                 34
  United Mexican States, Value
    Recovery Rights expiring 6/30/04             1,769,000(d)                  6
  United Mexican States, Value
    Recovery Rights expiring 6/30/05             1,769,000(d)                  1
  United Mexican States, Value
    Recovery Rights expiring 6/30/06             1,769,000(d)                 --@
--------------------------------------------------------------------------------
  TOTAL RIGHTS (COST $--@)                                                    41
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Emerging Markets Debt Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                    NO. OF                 VALUE
                                                  WARRANTS                 (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
COLOMBIA (0.0%)
  Occidente y Caribe, expiring
    3/15/04                                          9,970(b,d)         $     --@
--------------------------------------------------------------------------------
NIGERIA (0.0%)
  Central Bank of Nigeria, expiring
    11/15/20                                         2,500(d)                 --@
--------------------------------------------------------------------------------
VENEZUELA (0.0%)
  Republic of Venezuela, Oil-linked Payment
    Obligation, expiring 4/15/20                     3,750(d)                 --@
--------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $6)                                                    --@
================================================================================

                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.9%)
UNITED STATES (11.9%)
REPURCHASE AGREEMENT (11.9%)
  J.P. Morgan Securities Inc., 1.05%, dated
    12/31/02, due 1/02/03
    (COST $13,455)                               $  13,455(e)             13,455
================================================================================
FOREIGN CURRENCY (0.0%)
  Euro (COST $1)                 EUR                     1                     1
================================================================================
  TOTAL INVESTMENTS (107.5%) (COST $121,284)                             121,685
================================================================================

                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS (3.2%)
  Cash                                           $      61
  Interest Receivable                                2,239
  Receivable for Portfolio Shares Sold               1,214
  Due from Broker                                      132
  Other                                                  1                 3,647
================================================================================
LIABILITIES (-10.7%)
  Payable for Investments Purchased                (11,230)
  Payable for Portfolio Shares
    Redeemed                                          (596)
  Investment Advisory Fees Payable                    (186)
  Administrative Fees Payable                          (24)
  Shareholder Reporting Expense Payable                (14)
  Custodian Fees Payable                                (7)
  Professional Fees Payable                             (6)
  Directors' Fees and Expenses Payable                  (2)              (12,065)
================================================================================
NET ASSETS (100%)                                                       $113,267
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $126,079
Undistributed (Distributions in Excess of)
  Net Investment Income                                                     (936)
Accumulated Net Realized Gain (Loss)                                     (12,100)
Unrealized Appreciation (Depreciation) on
  Investments, Futures and Foreign Currency
  Translations                                                               224
--------------------------------------------------------------------------------
NET ASSETS                                                              $113,267
================================================================================
CLASS I:

NET ASSETS                                                              $113,267

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,011,327 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                             $   7.07
================================================================================
CLASS II:

NET ASSETS                                                              $     --@

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 60 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                                $   7.06
================================================================================

(a) -- Security is in default.
(b) -- 144A Security - certain conditions for public sale may exist.
(c) -- Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
(d) -- Non-income producing security.
(e) -- The repurchase agreement is fully collateralized by U.S. governmentand/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
PDI -- Past Due Interest
PIK -- Payment-in-Kind
EUR -- Euro

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                        NET
                                                                    UNREALIZED
                                         NOTIONAL                      GAIN
                           NUMBER OF       VALUE     EXPIRATION       (LOSS)
                           CONTRACTS       (000)        DATE           (000)
------------------------------------------------------------------------------
SHORT:
  5 Year U.S. Treasury
    Note                      97          $10,985       Mar-03       $(178)
==============================================================================

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                YEAR ENDED
                                                                         DECEMBER 31, 2002
                                                                                     (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of $57 foreign taxes withheld)                                    $  7,914
------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                             704
  Administrative Fees                                                                  227
  Shareholder Reporting                                                                 52
  Custodian Fees                                                                        32
  Professional Fees                                                                     30
  Interest Expense                                                                       8
  Directors' Fees and Expenses                                                           4
  Other                                                                                 21
------------------------------------------------------------------------------------------
    Net Expenses                                                                     1,078
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                         6,836
------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                    (558)
  Futures                                                                             (539)
------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                        (1,097)
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                          159
  Futures                                                                             (178)
------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation (Depreciation)                                   (19)
------------------------------------------------------------------------------------------
  NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            (1,116)
------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $  5,720
==========================================================================================

Statement of Changes in Net Assets

                                                                                              YEAR ENDED          YEAR ENDED
                                                                                       DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                                   (000)               (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                                 $   6,836           $   4,475
  Net Realized Gain (Loss)                                                                        (1,097)             (1,147)
  Change in Unrealized Appreciation (Depreciation)                                                   (19)              1,046
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                                5,720               4,374
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                                           (7,614)             (4,737)
  Class II*:
  Net Investment Income                                                                               --@                 --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                           (7,614)             (4,737)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Class I:
  Subscribed                                                                                     206,048             101,628
  Distributions Reinvested                                                                         7,613               4,737
  Redeemed                                                                                      (152,653)           (105,375)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions               61,008                 990
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                         59,114                 627

NET ASSETS:
  Beginning of Period                                                                             54,153              53,526
----------------------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment income of $(936)
    and $(212), respectively)                                                                  $ 113,267           $  54,153
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------
    Class I:
    Shares Subscribed                                                                             28,683              14,189
    Shares Issued on Distributions Reinvested                                                      1,077                 684
    Shares Redeemed                                                                              (21,553)            (14,815)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                          8,207                  58
============================================================================================================================

*   Class II shares commenced operations on December 19, 2002
@   Amount is less than $500

     The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Financial Highlights

                                         Emerging Markets Debt Portfolio

Financial Highlights
Selected Per Share Data and Ratios

                                                                                           CLASS I
                                                                 --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------------
                                                                    2002#        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   6.94     $  6.91     $  6.91     $  6.10     $  9.67
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                       0.56        0.64        0.85        0.97        0.85
  Net Realized and Unrealized Gain (Loss)                            0.08        0.06       (0.06)       0.80       (3.60)
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 0.64        0.70        0.79        1.77       (2.75)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                             (0.51)      (0.67)      (0.79)      (0.96)      (0.82)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $   7.07     $  6.94     $  6.91     $  6.91     $  6.10
=========================================================================================================================
TOTAL RETURN                                                         9.22%      10.10%      11.39%      29.37%     (28.38)%
=========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                $113,267     $54,153     $53,526     $31,558     $24,932
Ratio of Expenses to Average Net Assets                              1.22%       1.17%       1.40%       1.43%       1.52%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                             N/A         N/A        1.30%       1.30%       1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets          7.77%       8.92%      13.20%      13.79%      10.94%
Portfolio Turnover Rate                                               274%        378%        469%        396%        449%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)                 N/A         N/A     $  0.01     $  0.03     $  0.04
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                    N/A         N/A        1.61%       1.78%       2.05%
    Net Investment Income (Loss) to Average Net Assets                N/A         N/A       12.99%      13.43%      10.41%

                                                                                                               CLASS II
                                                                                                             ------------
                                                                                                              PERIOD FROM
                                                                                                             DECEMBER 19,
                                                                                                                 2002* TO
                                                                                                             DECEMBER 31,
                                                                                                                    2002#
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $ 7.57
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                                                       0.02
  Net Realized and Unrealized Gain (Loss)                                                                           (0.02)
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                                                   --
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                                             (0.51)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                     $ 7.06
=========================================================================================================================
TOTAL RETURN                                                                                                         0.00%++
=========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                                                  $   --@
Ratio of Expenses to Average Net Assets                                                                              1.27%**
Ratio of Net Investment Income (Loss) to Average Net Assets                                                          7.72%**
Portfolio Turnover Rate                                                                                               274%++
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)                                                                0.00+
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                                                                   1.57%**
    Net Investment Income (Loss) to Average Net Assets                                                               7.42%**
-------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations
# Per share amounts for the year and period ended December 31, 2002 are based on average shares outstanding
+   Amount is less than $0.005 per share
++  Not annualized
@   Amount is less than $500
**  Annualized

     The accompanying notes are an integral part of the financial statement

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies. Effective December 19, 2002, the Portfolio began offering a second class of shares -- Class II shares. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

   changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets.

   Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                             FROM $500
                             FIRST $500     MILLION TO     MORE THAN
PORTFOLIO                       MILLION     $1 BILLION    $1 BILLION
--------------------------------------------------------------------
Emerging Markets Debt              0.80%          0.75%         0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30% for Class I shares and 1.35% for Class II shares.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a monthly distribution fee at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive.

E. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $1,748 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $1,158 due to these fluctuations.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                                (000)
                        --------------------------------------------------
                           2002 DISTRIBUTIONS         2001 DISTRIBUTIONS
                               PAID FROM:                 PAID FROM:
                        -----------------------    -----------------------
                        ORDINARY      LONG-TERM    ORDINARY      LONG-TERM
PORTFOLIO                 INCOME   CAPITAL GAIN      INCOME   CAPITAL GAIN
--------------------------------------------------------------------------
Emerging Markets Debt     $7,614        $--          $4,737         $--

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                        NET
    COST     APPRECIATION     DEPRECIATION     DEPRECIATION
   (000)            (000)            (000)            (000)
-----------------------------------------------------------
$122,440           $3,651         $(4,407)           $(756)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $11,099,000 of which $7,367,000 will expire on December 31, 2006, $1,503,000 will expire on December 31, 2007, $1,337,000 will expire on December 31, 2009 and $892,000 will expire on December 31, 2010. To the extent that capital loss carry-forwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $286,847,000 and $230,175,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
EMERGING MARKETS DEBT PORTFOLIO

We have audited the accompanying statement of net assets of the Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                        NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                              OFFICE AND                                FUND COMPLEX
NAME, AGE AND ADDRESS OF    POSITION(S) HELD  LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    WITH REGISTRANT   TIME SERVED*  DURING PAST 5 YEARS         DIRECTOR**     DIRECTOR
-------------------------   ----------------  ------------  --------------------------  -------------  -----------------------------
John D. Barrett II (67)     Director          Director      Chairman and Director of    71             Director of the Ashforth
565 Fifth Avenue                              since 1996    Barrett Associates, Inc.                   Company (real estate).
New York, NY 10017                                          (investment counseling).

Thomas P. Gerrity (61)      Director          Director      Professor of Management,    71             Director, ICG Commerce, Inc.;
219 Grays Lane                                since 2001    formerly, Dean, Wharton                    Sunoco; Fannie Mae; Reliance
Haverford, PA 19041                                         School of Business,                        Group Holdings, Inc., CVS
                                                            University of Pennsylvania;                Corporation and
                                                            formerly, Director, IKON                   Knight-Ridder, Inc.
                                                            Office Solutions, Inc.,
                                                            Fiserv, Digital Equipment
                                                            Corporation, Investor Force
                                                            Holdings, Inc. and Union
                                                            Carbide Corporation.

Gerard E. Jones (65)        Director          Director      Of Counsel, Shipman &       72             Director of Tractor Supply
Shipman & Goodwin, LLP                        since 1996    Goodwin, LLP (law firm).                   Company, Tiffany Foundation,
43 Arch Street                                                                                         Fairfield County Foundation
Greenwich, CT 06830                                                                                    and The India Magnum Fund
                                                                                                       Ltd.

Joseph J. Kearns (60)       Director          Director      Investment consultant;      71             Director, Electro Rent
6287 Via Escondido                            since 2001    formerly, CFO of The J.                    Corporation and The Ford
Malibu, CA 90265                                            Paul Getty Trust.                          Family Foundation.

Vincent R. McLean (71)      Director          Director      Formerly, Executive Vice    71             Director, Banner Life
702 Shackamaxon Drive                         since 2001    President, Chief Financial                 Insurance Co.; William Penn
Westfield, NJ 07090                                         Officer, Director and                      Life Insurance Company of New
                                                            Member of the Executive                    York.
                                                            Committee of Sperry
                                                            Corporation (now part of
                                                            Unisys Corporation).

C. Oscar Morong, Jr. (67)   Director          Director      Managing Director, Morong   71             Trustee of the mutual funds
1385 Outlook Drive West                       since 2001    Capital Management;                        in the Smith Barney/CitiFunds
Mountainside, NJ 07092                                      formerly, Senior Vice                      fund complex.
                                                            President and Investment
                                                            Manager for CREF, TIAA-CREF
                                                            Investment Management, Inc.
                                                            (investment management);
                                                            formerly, Director, The
                                                            Indonesia Fund (mutual
                                                            fund).

William G. Morton, Jr. (65) Director          Director      Chairman Emeritus and       71             Director of Radio Shack
304 Newbury Street, #560                      since 2000    former Chief Executive                     Corporation (electronics).
Boston, MA 02115                                            Officer of Boston Stock
                                                            Exchange.

Michael Nugent (66)         Director          Director      General Partner, Triumph    194            Director of various business
c/o Triumph Capital, L.P.                     since 2001    Capital, L.P. (private                     organizations; Chairman of
237 Park Avenue                                             investment partnership);                   the Insurance Committee and
New York, NY 10017                                          formerly, Vice President,                  Director or Trustee of the
                                                            Bankers Trust Company and                  retail families of funds
                                                            BT Capital Corporation.                    advised by Morgan Stanley
                                                                                                       Investment Advisors Inc.

Fergus Reid (70)            Director          Director      Chairman and Chief          72             Trustee and Director of
85 Charles Colman Blvd.                       since 1996    Executive Officer of                       approximately 30 investment
Pawling, NY 12564                                           Lumelite Plastics                          companies in the JPMorgan
                                                            Corporation.                               Funds complex managed by
                                                                                                       JPMorgan  Investment
                                                                                                       Management Inc., Director of
                                                                                                       The India Magnum Fund Ltd.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Interested Directors:

                                                                                        NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                                              OFFICE AND                                FUND COMPLEX
NAME, AGE AND ADDRESS OF    POSITION(S) HELD  LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    WITH REGISTRANT   TIME SERVED*  DURING PAST 5 YEARS         DIRECTOR**     DIRECTOR
-------------------------   ----------------  ------------  --------------------------  -------------  -----------------------------
Barton M. Biggs (70)        Chairman and      Chairman      Chairman, Director and      72             Member of the Yale
1221 Avenue of the          Director          and           Managing Director of                       Development Board
Americas                                      Director      Morgan Stanley Investment
New York, NY 10020                            since 1996    Management Inc. and
                                                            Chairman and Director of
                                                            Morgan Stanley Investment
                                                            Management Limited;
                                                            Managing Director of
                                                            Morgan Stanley & Co.
                                                            Incorporated; Director and
                                                            Chairman of the Board of
                                                            various U.S. registered
                                                            companies managed by
                                                            Morgan Stanley Investment
                                                            Management Inc.

Ronald E. Robison (63)      President and     President     President and Trustee;      72
1221 Avenue of the          Director          and           Chief Global Operations
Americas                                      Director      Officer and Managing
New York, NY 10020                            since 2001    Director of Morgan Stanley
                                                            Investment Management Inc.;
                                                            Managing Director of Morgan
                                                            Stanley & Co. Incorporated;
                                                            formerly, Managing Director
                                                            and Chief Operating Officer
                                                            of TCW Investment
                                                            Management Company;
                                                            Director and President of
                                                            various funds in the Fund
                                                            Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                                       TERM OF OFFICE
NAME, AGE AND ADDRESS OF           POSITION(S) HELD    AND LENGTH OF
EXECUTIVE OFFICER                  WITH REGISTRANT     TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------        ----------------    ---------------   ---------------------------------------------------------
Ronald E. Robison (63)             President and       President since   Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment          Director            2001              Morgan Stanley Investment Management Inc.; Director and
Management Inc.                                                          President of various U.S. registered investment
1221 Avenue of the Americas                                              companies managed by Morgan Stanley Investment
New York, NY 10020                                                       Management Inc.; previously, Managing Director and Chief
                                                                         Operating Officer of TCW Investment Management Company.

Stefanie V. Chang (36)             Vice President      Vice President    Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment                              since 1997        and Morgan Stanley Investment Management Inc.; formerly,
Management Inc.                                                          practiced law with the New York law firm of Rogers &
1221 Avenue of the Americas                                              Wells (now Clifford Chance US LLP); Vice President of
New York, NY 10020                                                       certain funds in the Fund Complex.

Lorraine Truten (41)               Vice President      Vice President    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment                              since 2001        Management Inc.; Head of Global Client Services, Morgan
Management Inc.                                                          Stanley Investment Management Inc.; President, Morgan
1221 Avenue of the Americas                                              Stanley Fund Distribution, Inc. formerly, President of
New York, NY 10020                                                       Morgan Stanley Institutional Fund Trust; Vice President
                                                                         of certain funds in the Fund Complex.

Mary E. Mullin (35)                Secretary           Secretary since   Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment                              1999              Morgan Stanley Investment Management Inc.; formerly,
Management Inc.                                                          practiced law with the New York law firms of McDermott,
1221 Avenue of the Americas                                              Will & Emery and Skadden, Arps, Slate, Meagher & Flom
New York, NY 10020                                                       LLP; Secretary of certain funds in the Fund Complex.

James W. Garrett (34)              Treasurer           Treasurer since   Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment                              2002              and Morgan Stanley Investment Management Inc. and
Management Inc.                                                          Treasurer of various U.S. registered investment
1221 Avenue of the Americas                                              companies managed by Morgan Stanley Investment
New York, NY 10020                                                       Management Inc.; formerly, with Price Waterhouse LLP
                                                                         (now PricewaterhouseCoopers LLP).

Belinda A. Brady (34)              Assistant           Assistant         Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.  Treasurer           Treasurer since   Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                                      2001              Company); formerly Senior Auditor at Price Waterhouse
Boston, MA 02108-3913                                                    LLP (now PricewaterhouseCoopers LLP); Assistant
                                                                         Treasurer of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                          THE UNIVERSAL INSTITUTIONAL FUND, INC.

                                          Annual Report - December 31, 2002

INVESTMENT ADVISER AND ADMINISTRATOR            LEGAL COUNSEL
Morgan Stanley Asset Management                 Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas                     1675 Broadway
New York, New York 10020                        New York, New York 10019-5820

DISTRIBUTOR                                     INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated               Ernst & Young LLP
1221 Avenue of the Americas                     200 Clarendon Street
New York, New York 10020                        Boston, Massachusetts 02116-5072

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                    Annual Report -- December 31, 2002

Emerging Markets Equity Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2002

Emerging Markets Equity Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

South Korea     22.1%
Taiwan          14.1%
South Africa    13.2%
Mexico           7.9%
India            6.0%
Other           36.7%

TOP FIVE HOLDINGS**

                                                                  PERCENT OF
SECURITY                                          COUNTRY         NET ASSETS
----------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                     South Korea          8.8%
Anglo American plc                                South Africa         4.0
Taiwan Semiconductor Manufacturing Co., Ltd.      Taiwan               2.8
SK Telecom Co., Ltd.                              South Korea          2.7
Telmex                                            Mexico               2.6

** Excludes Short-Term Investments

TOP FIVE INDUSTRIES

                                             VALUE         PERCENT OF
INDUSTRY                                     (000)         NET ASSETS
---------------------------------------------------------------------
Banks                                       $ 21,121            13.5%
Semiconductor Equipment & Products            20,527            13.1
Metals & Mining                               17,902            11.4
Oil & Gas                                     13,533             8.6
Wireless Telecommunication Services           13,427             8.6

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE NET INDEX

                                           TOTAL RETURNS(2)
                              ----------------------------------------------
                                               AVERAGE               AVERAGE
                                                ANNUAL                ANNUAL
                                ONE               FIVE                 SINCE
                                YEAR             YEARS          INCEPTION(3)
----------------------------------------------------------------------------
Portfolio                      (8.90)%          (5.17)%            (4.39)%
Index(1)                       (6.17)           (4.66)             (5.77)

(1) The MSCI Emerging Markets Free Net Index is a market capitalization weighted index comprised of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. Dividends are assumed to be reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 1, 1996.

[CHART]

           COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                 MSCI EMF
                                                 GROSS/NET
                             PORTFOLIO             INDEX
10/1/1996                     $10,000            $10,000
12/31/1996                    $9,797              $9,905
12/31/1997                    $9,848              $8,756
12/31/1998                    $7,451              $6,537
12/31/1999                    $14,580            $10,883
12/31/2000                    $8,864              $7,528
12/31/2001                    $8,289              $7,331
12/31/2002                    $7,551              $6,899

* Commenced operations on October 1, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -8.90% compared to -6.17% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index.

MARKET REVIEW

Overall, country allocation contributed positively to the Portfolio's performance, while the impact of stock selection was mixed. Country allocations in Israel (primarily driven by stock selection as the country index was down 31.3%), coupled with underweights in Argentina (-50.7%) and our overweights in Indonesia (+41.9%) and South Korea (+8.3%) were strong contributors to relative performance. The Portfolio's overweight position in Turkey (-35.8%) hurt performance. The Portfolio's holdings in Israel, India and China were positive contributors to relative performance while stock selection in Russia was weak.

In 2002 overall emerging market performance was hampered by weak global economic growth, domestic concerns in select emerging markets, the continued sell off of U.S. equities and increased geopolitical risk. Nevertheless, in 2002 the asset class outperformed both the U.S. and developed international markets. The Index fell 6.2% versus a 15.9% decline in MSCI EAFE and a 22.1% decline in the S&P 500.

Emerging markets started the year in positive territory as equities in this asset class were supported by early year expectations of a U.S. led economic recovery and positive economic data from select emerging markets countries. However, after outperforming for much of the year and rebounding over 40.0% from September 2001 lows, performance in this asset class turned negative during the second and third quarters. The sharp sell-off in Latin America (down 40.5% during the two quarters ended September 30, 2002) and profit taking within cyclical markets such as South Korea and Taiwan were the primary reasons for declines. Risk aversion increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to poor political outlook) and greater uncertainty over the global backdrop. Increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geopolitical risks in the Asian sub-continent and the Middle East served to undermine investor confidence for much of the year. Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, global emerging markets rebounded given reduced political concerns in Brazil and better than expected corporate earnings and export data from select emerging markets. Global emerging markets ended the period in review with a strong 10.0% fourth quarter return.

MARKET OUTLOOK

Our long-term outlook for emerging markets remains positive. We believe the emerging markets are well positioned to continue to outperform global markets given valuations, corporate fundamentals, relative growth and leveraged exposure to the pick-up in global sentiment and economic activity. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crises in Iraq and Venezuela, and economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies to recover in the second half of this year. Emerging markets are likely to be supported by reduced fears of a U.S. double dip recession as the economy begins to show the benefits of U.S. monetary easing that has lowered rates to 1.25%, a 41 year low. Signs of fundamental improvements in Turkey, Central Europe and Russia, along with patches of decent domestic strength in Asia, continue to support overall sentiment in emerging markets. On a bottom-up basis, we continue to focus on earnings visibility as a driver of medium-term returns.

January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Emerging Markets Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                    VALUE
                                              SHARES                 (000)
-------------------------------------------------------------------------
COMMON STOCKS (99.5%)
BRAZIL (4.9%)
  Aracruz Celulose S.A.                        5,600              $   104
  Banco Bradesco S.A. ADR
    (Preferred)                               20,062                  299
  Banco Itau S.A. ADR                         30,992                  738
  Celular CRT S.A., Class A
    (Preferred)                            1,067,227                   93
  CEMIG (Preferred)                                1                   --@
  CEMIG ADR                                   35,900                  263
  Companhia de Bebidas das
    Americas ADR                              88,459                1,376
  CVRD ADR (Preferred)                        62,426                1,717
  CVRD ADR                                    11,000(a)               318
  Embraer S.A. ADR (Preferred)                38,068                  605
  Lojas Arapua (Preferred)                 2,311,000(a,b)              --@
  Lojas Arapua GDR                             1,305(a,b)              --@
  Petrobras S.A. ADR (Preferred)              77,272                1,035
  Petrobras S.A. ADR                          52,724                  788
  Votorantim Celulose e Papel
    S.A. ADR (Preferred)                      18,500                  304
-------------------------------------------------------------------------
                                                                    7,640
=========================================================================
CHINA/HONG KONG (5.8%)
  BYD Co., Ltd.                              162,000(a)               326
  China Mobile (Hong Kong) Ltd.            1,196,000(a)             2,845
  China Shipping Development Co.             484,000                  101
  China Southern Airlines Co., Ltd.        3,356,000                  904
  CNOOC Ltd.                               1,415,000                1,842
  Cosco Pacific Ltd.                         508,000                  417
  Huaneng Power International, Inc.,
    Class H                                1,197,000                  959
  Sinopec Shanghai Petrochemical Co.,
    Ltd.                                   2,339,000(a)               354
  Texwinca Holdings Ltd.                     566,000                  421
  TPV Technology Ltd.                      1,930,000                  595
  Yanzhou Coal Mining Co., Ltd.              730,000                  290
-------------------------------------------------------------------------
                                                                    9,054
=========================================================================
CZECH REPUBLIC (0.3%)
  Komercni Banka A.S.                          3,600                  249
  Komercni Banka A.S. GDR                      8,000                  183
-------------------------------------------------------------------------
                                                                      432
=========================================================================
HUNGARY (2.3%)
  Matav Rt.                                  158,554                  575
  Matav Rt. ADR                                4,995                   89
  MOL Magyar Olaj-es Gazipari Rt.             41,548                  970
  MOL Magyar Olaj-es Gazipari Rt. GDR
    (Registered)                               9,104                  213
  OTP Bank Rt.                               153,172                1,506
  OTP Bank Rt. GDR                            12,650                  249
-------------------------------------------------------------------------
                                                                    3,602
=========================================================================
INDIA (6.0%)
  Bharat Heavy Electricals Ltd.              107,500                  387
  Colgate-Palmolive (India) Ltd.              63,618                  179
  Container Corp. of India Ltd.               91,164                  436
  Gujarat Ambuja Cements                      91,000                  310
  Hero Honda Motors Ltd.                     113,975                  645
  Hindalco Industries Ltd.                    28,200              $   345
  Hindustan Lever Ltd.                       139,500                  529
  Hindustan Petroleum Corp., Ltd.             55,500                  333
  Housing Development Finance Corp.           50,980                  381
  India Info.com, PCL                         58,026(c)                --@
  Infosys Technologies Ltd.                   10,590                1,054
  Mahanagar Telephone Nigam Ltd.             136,800                  271
  Morgan Stanley India Growth Fund,
    Inc.                                   3,926,900(a,d)             774
  Oil & Natural Gas Corp., Ltd.               46,100                  336
  Ranbaxy Laboratories Ltd.                   42,880                  530
  Reliance Industries Ltd.                    60,400                  375
  State Bank of India                        193,854(b)             1,173
  Steel Authority of India Ltd.            1,164,863(a)               249
  Tata Engineering & Locomotive Co.           70,000(a)               236
  Tata Iron & Steel Co., Ltd.                139,500                  441
  Wipro Ltd.                                   5,600                  190
  Wipro Ltd. ADR                               5,300                  178
-------------------------------------------------------------------------
                                                                    9,352
=========================================================================
INDONESIA (3.4%)
  Astra International Tbk PT               4,956,500(a)             1,745
  Bank Central Asia Tbk PT                 2,619,000                  732
  Hanjaya Mandala Sampoerna Tbk PT         1,872,500                  774
  Ramayana Lestari Sentosa Tbk PT          1,543,500                  435
  Telekomunikasi Indonesia PT              3,787,500                1,629
-------------------------------------------------------------------------
                                                                    5,315
=========================================================================
ISRAEL (2.8%)
  Check Point Software Technologies Ltd.      60,470(a)               784
  ECI Telecom Ltd.                           159,511(a)               324
  Teva Pharmaceutical Industries Ltd.         15,900                  594
  Teva Pharmaceutical Industries Ltd.
    ADR                                       68,050                2,627
-------------------------------------------------------------------------
                                                                    4,329
=========================================================================
MALAYSIA (4.1%)
  AMMB Holdings Bhd                          403,000                  403
  Celcom (Malaysia) Bhd                    1,565,000(a)             1,005
  Commerce Asset Holding Bhd                 465,000(b)               396
  Gamuda Bhd                                 708,000                1,025
  Magnum Corp. Bhd                         1,119,000                  674
  Malayan Banking Bhd                        674,300                1,313
  Malaysian Pacific Industries Bhd           100,000                  366
  Public Bank Bhd                            562,375                  336
  Resorts World Bhd                          209,000                  514
  SP Setia Bhd                               641,999                  414
-------------------------------------------------------------------------
                                                                    6,446
=========================================================================
MEXICO (7.9%)
  America Movil S.A. de C.V., Class L
    ADR                                      173,565                2,493
  FEMSA ADR                                    1,980                   72
  FEMSA UBD Unit                             234,231                  853
  Grupo Aeroportuario del Sureste S.A.
    ADR                                       31,930                  375
  Grupo Aeroportuario del Sureste S.A.,
    Class B                                   46,000(a)                51

    The accompanying notes are an integral part of the financial statements.

                                                                   VALUE
                                              SHARES                 (000)
-------------------------------------------------------------------------
MEXICO (CONT'D)
  Grupo Financiero BBVA Bancomer
    ADR                                       22,500(a)           $   340
  Grupo Financiero BBVA Bancomer,
    S.A. de C.V.                           1,711,911(a)             1,306
  Grupo Modelo S.A. de C.V., Class C         307,400                  756
  Telmex ADR, Class L                        126,774                4,054
  Wal-Mart de Mexico ADR, Class V                894                   20
  Wal-Mart de Mexico, Class C                 73,446                  143
  Wal-Mart de Mexico, Class V                835,273                1,917
-------------------------------------------------------------------------
                                                                   12,380
=========================================================================
PHILIPPINES (0.1%)
  Ayala Land, Inc.                         2,519,500                  215
=========================================================================
POLAND (2.0%)
  Bank Pekao S.A.                             68,751(a)             1,697
  Bank Pekao S.A. GDR                          7,126(a)               174
  Polski Koncern Naftowy Orlen S.A.           81,269                  376
  Polski Koncern Naftowy Orlen S.A.
    GDR                                       27,800                  256
  Telekomunikacja Polska S.A.                 28,188(a)                94
  Telekomunikacja Polska S.A. GDR            185,375(a)               621
-------------------------------------------------------------------------
                                                                    3,218
=========================================================================
RUSSIA (5.0%)
  AO VimpelCom ADR                            15,300(a)               490
  Gazprom ADR                                 20,400                  241
  GMK Norilsk Nickel ADR                      27,400(a)               554
  Lukoil Holding ADR                          42,079                2,585
  Mobile Telesystems ADR                      30,900(a)             1,148
  Mustcom Ltd.                               985,428(b)               153
  Surgutneftegaz ADR (Preferred)              16,529                  385
  Surgutneftegaz ADR                          71,604                1,137
  Yukos ADR                                    8,339                1,175
-------------------------------------------------------------------------
                                                                    7,868
=========================================================================
SOUTH AFRICA (13.2%)
  Anglo American Platinum Corp., Ltd.         34,218                1,262
  Anglo American plc                         283,519                4,185
  Anglo American plc (London Shares)         139,303                2,070
  AngloGold Ltd.                               4,600                  156
  AngloGold Ltd. ADR                          11,693                  401
  Bidvest Group Ltd.                         113,837                  598
  FirstRand Ltd.                           1,452,700                1,247
  Gold Fields Ltd.                           131,260                1,836
  Gold Fields Ltd. ADR                         6,800                   95
  Impala Platinum Holdings Ltd.               10,201                  649
  Liberty Group Ltd.                          33,440                  213
  MTN Group Ltd.                             185,590(a)               265
  Nedcor Ltd.                                 22,700                  294
  Old Mutual plc                             282,500                  397
  Old Mutual plc GBP                       1,023,757                1,451
  Sanlam Ltd.                                578,100                  513
  Sappi Ltd.                                  58,950                  787
  Sappi Ltd. ADR                               7,510                   99
  Sasol Ltd.                                 169,383                2,075
  Standard Bank Investment Corp., Ltd.       604,890                2,128
-------------------------------------------------------------------------
                                                                   20,721
=========================================================================
SOUTH KOREA (22.1%)
  CJ Home Shopping                            20,768              $   741
  Daishin Securities Co.                      61,150                  737
  Humax Co., Ltd.                             37,830                  464
  Hyundai Marine & Fire Insurance
    Co., Ltd.                                 18,700                  399
  Hyundai Mobis                               67,990                1,250
  Hyundai Motor Co., Ltd.                     25,510                  597
  Hyundai Motor Co., Ltd. (Preferred)         43,330                  508
  Kookmin Bank                                10,213                  362
  LG Chemical Ltd.                            30,930                1,059
  LG Electronics, Inc.                        43,691(a)             1,521
  LG Household & Health Care
    Ltd.                                      16,350                  518
  LG Investment & Securities Co., Ltd.        70,480                  790
  Pantech Co. Ltd.                            44,550(a)               537
  Pohang Iron & Steel Co., Ltd.               30,172                3,002
  Samsung Electronics Co., Ltd.               44,881               11,882
  Samsung Electronics Co., Ltd.
    (Preferred)                               15,270                1,931
  Samsung Securities Co.                      51,080(a)             1,234
  Seoul Securities Co., Ltd.                 123,210                  440
  Shinhan Financial Group Co.,
    Ltd.                                     141,220                1,476
  Shinsegae Co., Ltd.                          4,090                  515
  SK Telecom Co., Ltd.                        21,560                4,163
  Tong Yang Confectionery Corp.               12,240                  599
-------------------------------------------------------------------------
                                                                   34,725
=========================================================================
TAIWAN (14.1%)
  Accton Technology Corp.                  1,128,550(a)             1,156
  ASE Test Ltd.                               45,000(a)               180
  Asustek Computer, Inc.                     355,090                  625
  Cathay Financial Holding Co.,
    Ltd                                      542,000                  577
  Chinatrust Financial Holding Co., Ltd.   2,858,754(a)             2,335
  CTCI Corp.                                 454,000                  242
  Eva Airways Corp.                        2,199,588(a)               930
  Formosa Chemicals & Fibre Corp.            393,334                  418
  Formosa Plastics Corp.                     700,000                  921
  Hon Hai Precision Industry Co., Ltd.       527,100                1,825
  Largan Precision Co., Ltd.                  88,900                  498
  Lite-On Technology Corp.                   281,000                  317
  Novatek Microelectronics Corp., Ltd.       245,400                  464
  Phoenixtec Power Co., Ltd.                 661,000                  502
  Polaris Securities Co., Ltd.             1,216,000(a)               425
  Premier Image Technology Corp.             598,000                  923
  Quanta Computer, Inc.                      756,912                1,245
  Quanta Storage, Inc.                        50,000(a)               336
  Siliconware Precision Industries Co.     1,316,307(a)               642
  Sinopac Holdings Co.                     2,921,997(a)             1,227
  Taishin Financial Holdings Co., Ltd.     2,639,000(a)             1,356
  Taiwan Semiconductor Manufacturing
    Co., Ltd.                              3,607,245(a)             4,435
  United Microelectronics Corp., Ltd.        944,437(a)               575
-------------------------------------------------------------------------
                                                                   22,154
=========================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Emerging Markets Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                    VALUE
                                              SHARES                 (000)
-------------------------------------------------------------------------
THAILAND (2.6%)
  Advanced Info. Service PCL (Foreign)       456,500               $  379
  Bangkok Bank PCL                           973,200(a,b)           1,354
  BEC World PCL (Foreign)                     65,200(b)               308
  Land & Houses PCL                          206,400                  385
  Siam Cement PCL                             43,600(a)             1,185
  Thai Farmers Bank PCL (Foreign)            780,800(a,b)             543
-------------------------------------------------------------------------
                                                                    4,154
=========================================================================
TURKEY (2.6%)
  Akbank T.A.S.                          190,734,660(a)               632
  Akcansa Cimento A.S.                    35,543,000                  208
  Arcelik                                 41,650,000(a)               326
  Enka Insaat ve Sanayi A.S.              11,081,580(a)               274
  Hurriyet Gazetecilik Ve Matbaacilik
    A.S.                                 176,950,080(a)               463
  Koc Holding A.S.                        71,115,000(a)               739
  Turkcell Iletisim Hizmetleri A.S.      133,731,000(a)               781
  Turkiye Garanti Bankasi                324,085,000(a)               420
  Turkiye IS Bankasi, Class C             91,917,000(a)               241
-------------------------------------------------------------------------
                                                                    4,084
=========================================================================
VENEZUELA (0.3%)
  CANTV, Class D ADR                          39,993                  504
=========================================================================
  TOTAL COMMON STOCKS (COST $166,795)                             156,193
=========================================================================

                                               FACE
                                              AMOUNT
                                                (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.4%)
REPURCHASE AGREEMENT (2.4%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
    (COST $3,678)                        $     3,678(e)             3,678
=========================================================================
FOREIGN CURRENCY (0.5%)
  Brazilian Real                       BRL        66                   19
  Euro                                 EUR        26                   27
  Polish Zloty                         PLN       158                   42
  Hong Kong Dollar                     HKD         1                   --@
  Hungarian Forint                     HUF        95                   --@
  Indian Rupee                         INR    15,590                  325
  South Korean Won                     KRW       331                   --@
  Taiwan Dollar                        TWD    11,712                  338
-------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $743)                                  751
=========================================================================
TOTAL INVESTMENTS (102.4%)
  (COST $171,216)                                                 160,622
=========================================================================

                                              AMOUNT
                                                (000)
-------------------------------------------------------------------------
OTHER ASSETS (2.2%)
  Receivable for Investments
    Sold                                 $     2,848
  Foreign Withholding Tax Reclaim
    Receivable                                   223
  Dividends Receivable                           214
  Receivable for Portfolio Shares
    Sold                                         130
  Other                                            3                3,418
=========================================================================

                                              AMOUNT               AMOUNT
                                                (000)                (000)
-------------------------------------------------------------------------
LIABILITIES (-4.6%)
  Payable for Portfolio Shares
    Redeemed                             $    (5,523)
  Payable for Investments
    Purchased                                   (933)
  Investment Advisory Fees
    Payable                                     (398)
  Custodian Fees Payable                        (135)
  Administrative Fees Payable                    (40)
  Bank Overdraft Payable                         (34)
  Shareholder Reporting Expense
    Payable                                      (33)
  Professional Fees Payable                      (13)
  Directors' Fees and Expenses
    Payable                                       (7)
  Deferred Foreign Taxes Payable                  (6)
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts                   (3)           $  (7,125)
=========================================================================
NET ASSETS (100%)                                               $ 156,915
=========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 25,987,643 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                         $    6.04
=========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $ 268,233
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                  (208)
Accumulated Net Realized Gain (Loss)                             (100,513)
Unrealized Appreciation (Depreciation)
  on Investments and Foreign Currency
  Translations                                                    (10,597)
-------------------------------------------------------------------------
NET ASSETS                                                      $ 156,915
=========================================================================

The accompanying notes are an integral part of the financial statements.

(a) -- Non-income producing security.
(b) -- Security valued at fair value -- see note A-1 to financial statements. At December 31, 2002, the Portfolio held $3,927,000 of fair valued securities, representing 2.5% of net assets.
(c) -- Restricted security not registered under the Securities Act of 1933. Acquired 3/00 at a cost of $256,000. At December 31, 2002, this security had a market value $0, representing 0.0% of net assets.
(d) -- Fund is advised by an affiliate.
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
BRL -- Brazilian Real
EUR -- Euro
GBP -- British Pound
GDR -- Global Depositary Receipt
HKD -- Hong Kong Dollar
HUF -- Hungarian Forint
IDR -- Indonesian Rupiah
INR -- Indian Rupee
KRW -- South Korean Won
MXN -- Mexican Peso
PCL -- Public Company Limited
PLN -- Polish Zloty
TRL -- Turkish Lira
TWD -- Taiwan Dollar
ZAR -- South African Rand

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                  IN                   NET
      TO                                   EXCHANGE            UNREALIZED
    DELIVER        VALUE   SETTLEMENT        FOR       VALUE   GAIN (LOSS)
     (000)         (000)      DATE          (000)      (000)      (000)
==========================================================================
GBP          25   $    40     1/02/03   US$       40  $    40        $ --@
HUF      47,573       212     1/06/03   US$      212      212          --@
MXN         765        74     1/02/03   US$       73       73          (1)
TRL 565,405,031       341     1/03/03   US$      340      340          (1)
ZAR       3,050       355     1/08/03   US$      354      354          (1)
US$          65        65     1/02/03   IDR  583,660       65          --@
US$          28        28     1/07/03   ZAR      239       28          --@
US$          32        32     1/02/03   HKD      249       32          --@
US$          96        96     1/03/03   HKD      748       96          --@
US$          43        43     1/03/03   ZAR      372       43          --@
--------------------------------------------------------------------------
                  $ 1,286                             $ 1,283        $ (3)
==========================================================================

                   SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                      CLASSIFICATION -- DECEMBER 31, 2002
                                  (UNAUDITED)

                                                                       PERCENT
                                                             VALUE      OF NET
INDUSTRY                                                     (000)      ASSETS
---------------------------------------------------------------------------------
Airlines                                                     $1,863        1.2%
Automobiles                                                   3,730        2.4
Banks                                                        21,121       13.5
Beverages                                                     3,057        1.9
Chemicals                                                     3,271        2.1
Computers & Peripherals                                       2,913        1.9
Construction Materials                                        1,702        1.1
Diversified Financials                                        9,547        6.1
Diversified Telecommunication Services                        9,071        5.8
Electronic Equipment & Instruments                            2,152        1.4
Household Durables                                            2,747        1.8
Insurance                                                     3,516        2.2
Media                                                         1,584        1.0
Metals & Mining                                              17,902       11.4
Multiline Retail                                              3,031        1.9
Oil & Gas                                                    13,533        8.6
Pharmaceuticals                                               3,752        2.4
Semiconductor Equipment & Products                           20,527       13.1
Wireless Telecommunication Services                          13,427        8.6
Other                                                        22,176       14.0
---------------------------------------------------------------------------------
                                                           $160,622      102.4%
=================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Emerging Markets Equity Portfolio

Statement of Operations

                                                                                        YEAR ENDED
                                                                                 DECEMBER 31, 2002
                                                                                              (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $500 foreign taxes withheld)                                         $   2,473
  Interest                                                                                     219
---------------------------------------------------------------------------------------------------
    Total Income                                                                             2,692
---------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                   2,384
  Custodian Fees                                                                               527
  Administrative Fees                                                                          490
  Foreign Tax Expense                                                                          104
  Shareholder Reporting                                                                         71
  Professional Fees                                                                             70
  Directors' Fees and Expenses                                                                   9
  Interest Expense                                                                               5
  Other                                                                                         30
---------------------------------------------------------------------------------------------------
    Total Expenses                                                                           3,690
---------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                                             (244)
---------------------------------------------------------------------------------------------------
    Net Expenses                                                                             3,446
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                  (754)
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                          (8,969)
  Foreign Currency Transactions                                                               (452)
---------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                (9,421)
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                               (9,828)
  Foreign Currency Translations                                                                718
---------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation (Depreciation)                                        (9,110)
---------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            (18,531)
---------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $ (19,285)
===================================================================================================

Statement of Changes in Net Assets

                                                                             YEAR ENDED             YEAR ENDED
                                                                      DECEMBER 31, 2002      DECEMBER 31, 2001
                                                                                   (000)                  (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                $    (754)             $     375
  Net Realized Gain (Loss)                                                       (9,421)               (73,433)
  Change in Unrealized Appreciation (Depreciation)                               (9,110)                64,832
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations             (19,285)                (8,226)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                 988,846                519,436
  Redemptions                                                                  (965,503)              (519,907)
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                                            23,343                   (471)
---------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                         4,058                 (8,697)
NET ASSETS:
  Beginning of Period                                                           152,857                161,554
---------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment
    income (accumulated net investment loss) of $(208)
    and $126, respectively)                                                   $ 156,915              $ 152,857
---------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------
  Shares Subscribed                                                             149,134                 80,671
  Shares Redeemed                                                              (146,204)               (80,402)
---------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Shares Outstanding                           2,930                    269
===============================================================================================================

     The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected Per Share Data and Ratios

                                                                                   YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                  2002#         2001          2000        1999           1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   6.63      $   7.09      $  13.91      $   7.11      $  9.45
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   (0.03)         0.02         (0.08)        (0.01)        0.06
  Net Realized and Unrealized Gain (Loss)                        (0.56)        (0.48)        (5.32)         6.81        (2.36)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (0.59)        (0.46)        (5.40)         6.80        (2.30)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                             --            --            --         (0.00)+      (0.04)
  Net Realized Gain                                                 --            --         (1.38)           --           --
  Paid-In Capital                                                   --            --         (0.04)           --           --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                             --            --         (1.42)        (0.00)+      (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $   6.04      $   6.63      $   7.09      $  13.91      $  7.11
===============================================================================================================================
TOTAL RETURN                                                     (8.90)%       (6.49)%      (39.21)%       95.68%      (24.34)%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                             $156,915      $152,857      $161,554      $187,124      $36,313
Ratio of Expenses to Average Net Assets                           1.81%         1.85%         1.80%         1.79%        1.95%
Ratio of Expenses to Average Net Assets Excluding Foreign
  Tax Expense                                                     1.75%         1.75%         1.75%         1.75%        1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.40)%        0.24%        (0.81)%       (0.37)%       0.83%
Portfolio Turnover Rate                                            134%          132%           94%          113%         100%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)         $   0.01      $   0.02      $   0.02      $   0.05      $  0.11
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                1.93%         2.12%         1.96%         2.62%        3.45%
    Net Investment Income (Loss) to Average Net Assets           (0.53)%       (0.03)%       (0.96)%       (1.21)%      (0.66)%
-------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding

     The accompanying notes are an integral part of the financial statement

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   At December 31, 2002, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                      FROM $500
                                        FIRST $500   MILLION TO     MORE THAN
PORTFOLIO                                  MILLION      BILLION    $1 BILLION
--------------------------------------------------------------------------------
Emerging Markets Equity                       1.25%        1.20%         1.15%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest, certain foreign taxes

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements(cont'd)

and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $5,468 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $4,296 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by certain of the countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The Portfolio had no distributions during 2002 or 2001.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                         NET
     COST             APPRECIATION         DEPRECIATION         DEPRECIATION
     (000)                    (000)                (000)                (000)
----------------------------------------------------------------------------
 $180,631                 $2,780             $(23,540)            $(20,760)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $87,036,000, of which, $68,138,000 will expire on December 31, 2009, and $18,898,000 will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $3,318,000, and post-October currency losses of $138,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $262,024,000 and $233,323,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002. During the year ended December 31, 2002, the Portfolio incurred $117,888 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
EMERGING MARKETS EQUITY PORTFOLIO

We have audited the accompanying statement of net assets of the Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernest & Young LLP

Boston, Massachusetts
February 7, 2003

Director and Officer Information (Unaudited)

Independent Directors:

                                              TERM OF                                         NUMBER OF
                                              OFFICE AND                                      PORTFOLIOS IN
                                              LENGTH OF                                       FUND COMPLEX
NAME, AGE AND ADDRESS OF   POSITION(S) HELD   TIME         PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS
DIRECTOR                   WITH REGISTRANT    SERVED*      PAST 5 YEARS                       DIRECTOR**      HELD BY DIRECTOR
-------------------------- -----------------  -----------  ---------------------------------- --------------  ---------------------
John D. Barrett II (67)    Director           Director     Chairman and Director of Barrett   71              Director of the
565 Fifth Avenue                              since 1996   Associates, Inc. (investment                       Ashforth Company
New York, NY 10017                                         counseling).                                       (real estate).

Thomas P. Gerrity (61)     Director           Director     Professor of Management, formerly, 71              Director, ICG
219 Grays Lane                                since 2001   Dean, Wharton School of Business,                  Commerce, Inc.;
Haverford, PA 19041                                        University of Pennsylvania;                        Sunoco; Fannie Mae;
                                                           formerly, Director, IKON Office                    Reliance Group
                                                           Solutions, Inc., Fiserv, Digital                   Holdings, Inc., CVS
                                                           Equipment Corporation, Investor                    Corporation and
                                                           Force Holdings, Inc. and Union                     Knight-Ridder, Inc.
                                                           Carbide Corporation.

Gerard E. Jones (65)       Director           Director     Of Counsel, Shipman & Goodwin,     72              Director of Tractor
Shipman & Goodwin, LLP                        since 1996   LLP (law firm).                                    Supply Company,
43 Arch Street                                                                                                Tiffany Foundation,
Greenwich, CT 06830                                                                                           Fairfield County
                                                                                                              Foundation and The
                                                                                                              India Magnum Fund
                                                                                                              Ltd.

Joseph J. Kearns (60)      Director           Director     Investment consultant; formerly,   71              Director, Electro
6287 Via Escondido                            since 2001   CFO of The J. Paul Getty Trust.                    Rent Corporation and
Malibu, CA 90265                                                                                              The Ford Family
                                                                                                              Foundation.

Vincent R. McLean (71)     Director           Director     Formerly, Executive Vice           71              Director, Banner
702 Shackamaxon Drive                         since 2001   President, Chief Financial                         Life Insurance Co.;
Westfield, NJ 07090                                        Officer, Director and Member of                    William Penn Life
                                                           the Executive Committee of Sperry                  Insurance Company of
                                                           Corporation (now part of Unisys                    New York.
                                                           Corporation).

C. Oscar Morong, Jr.(67)   Director           Director     Managing Director, Morong Capital  71              Trustee of the
1385 Outlook Drive West                       since 2001   Management; formerly, Senior Vice                  mutual funds in the
Mountainside, NJ 07092                                     President and Investment Manager                   Smith
                                                           for CREF, TIAA-CREF Investment                     Barney/CitiFunds
                                                           Management, Inc. (investment                       fund complex.
                                                           management); formerly, Director,
                                                           The Indonesia Fund (mutual fund).

William G. Morton, Jr.(65) Director           Director     Chairman Emeritus and former Chief 71              Director of Radio
304 Newbury Street, #560                      since 2000   Executive Officer of Boston Stock                  Shack Corporation
Boston, MA 02115                                           Exchange.                                          (electronics).

Michael Nugent (66)        Director           Director     General Partner, Triumph Capital,  194             Director of various
c/o Triumph Capital, L.P.                     since 2001   L.P. (private investment                           business
237 Park Avenue                                            partnership); formerly, Vice                       organizations;
New York, NY 10017                                         President, Bankers Trust Company                   Chairman of the
                                                           and BT Capital Corporation.                        Insurance Committee
                                                                                                              and Director or
                                                                                                              Trustee of the retail
                                                                                                              families of funds
                                                                                                              advised by Morgan
                                                                                                              Stanley Investment
                                                                                                              Advisors Inc.

Fergus Reid (70)           Director           Director     Chairman and Chief Executive       72              Trustee and Director
85 Charles Colman Blvd.                       since 1996   Officer of Lumelite Plastics                       of approximately 30
Pawling, NY 12564                                          Corporation.                                       investment companies
                                                                                                              in the JPMorgan Funds
                                                                                                              complex managed by
                                                                                                              JPMorgan Investment
                                                                                                              Management Inc.,
                                                                                                              Director of The India
                                                                                                              Magnum Fund Ltd.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Interested Directors:

                                              TERM OF                                         NUMBER OF
                                              OFFICE AND                                      PORTFOLIOS IN
                                              LENGTH OF                                       FUND COMPLEX
NAME, AGE AND ADDRESS OF   POSITION(S) HELD   TIME         PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS
DIRECTOR                   WITH REGISTRANT    SERVED*      PAST 5 YEARS                       DIRECTOR**      HELD BY DIRECTOR
-------------------------- -----------------  -----------  ---------------------------------- --------------  ---------------------
Barton M. Biggs (70)       Chairman and       Chairman and Chairman, Director and Managing    72              Member of the Yale
1221 Avenue of the         Director           Director     Director of Morgan Stanley                         Development Board
Americas                                      since 1996   Investment Management Inc. and
New York, NY 10020                                         Chairman and Director of Morgan
                                                           Stanley Investment Management
                                                           Limited; Managing Director of
                                                           Morgan Stanley & Co. Incorporated;
                                                           Director and Chairman of the Board
                                                           of various U.S. registered
                                                           companies managed by Morgan
                                                           Stanley Investment Management Inc.

Ronald E. Robison (63)     President and      President    President and Trustee; Chief       72
1221 Avenue of the         Director           and Director Global Operations Officer and
Americas                                      since 2001   Managing Director of Morgan
New York, NY 10020                                         Stanley Investment Management
                                                           Inc.; Managing Director of Morgan
                                                           Stanley & Co. Incorporated;
                                                           formerly, Managing Director and
                                                           Chief Operating Officer of TCW
                                                           Investment Management Company;
                                                           Director and President of various
                                                           funds in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                                                TERM OF OFFICE
                                             POSITION(S) HELD   AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT    TIME SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   -----------------  -----------------  ---------------------------------------------
Ronald E. Robison (63)                       President and      President since    Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    Director           2001               Director of Morgan Stanley Investment
1221 Avenue of the Americas                                                        Management Inc.; Director and President of
New York, NY 10020                                                                 various U.S. registered investment companies
                                                                                   managed by Morgan Stanley Investment
                                                                                   Management Inc.; previously, Managing
                                                                                   Director and Chief Operating Officer of TCW
                                                                                   Investment Management Company.

Stefanie V. Chang (36)                       Vice President     Vice President     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       since 1997         Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                        Management Inc.; formerly, practiced law with
New York, NY 10020                                                                 the New York law firm of Rogers & Wells (now
                                                                                   Clifford Chance US LLP); Vice President of
                                                                                   certain funds in the Fund Complex.

Lorraine Truten (41)                         Vice President     Vice President     Executive Director of Morgan Stanley
Morgan Stanley Investment Management Inc.                       since 2001         Investment Management Inc.; Head of Global
1221 Avenue of the Americas                                                        Client Services, Morgan Stanley Investment
New York, NY 10020                                                                 Management Inc.; President, Morgan Stanley
                                                                                   Fund Distribution, Inc. formerly, President
                                                                                   of Morgan Stanley Institutional Fund Trust;
                                                                                   Vice President of certain funds in the Fund
                                                                                   Complex.

Mary E. Mullin (35)                          Secretary          Secretary since    Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       1999               Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                        Management Inc.; formerly, practiced law with
New York, NY 10020                                                                 the New York law firms of McDermott, Will &
                                                                                   Emery and Skadden, Arps, Slate, Meagher &
                                                                                   Flom LLP; Secretary of certain funds in the
                                                                                   Fund Complex.

James W. Garrett (34)                        Treasurer          Treasurer since    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       2002               Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                        Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                                 registered investment companies managed by
                                                                                   Morgan Stanley Investment Management Inc.;
                                                                                   formerly, with Price Waterhouse LLP (now
                                                                                   PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                        Assistant          Assistant          Fund Administration Senior Manager, J.P.
J.P. Morgan Investor Services Co.            Treasurer          Treasurer since    Morgan Investor Services Co. (formerly, Chase
73 Tremont Street                                               2001               Global Funds Services Company); formerly
Boston, MA 02108-3913                                                              Senior Auditor at Price Waterhouse LLP (now
                                                                                   PricewaterhouseCoopers LLP); Assistant
                                                                                   Treasurer of certain funds in the Fund
                                                                                   Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                          THE UNIVERSAL INSTITUTIONAL FUND, INC.

                                          Annual Report - December 31, 2002

INVESTMENT ADVISER AND ADMINISTRATOR   LEGAL COUNSEL
Morgan Stanley Asset Management        Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas            1675 Broadway
New York, New York 10020               New York, New York 10019-5820

DISTRIBUTOR                            INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated      Ernst & Young LLP
1221 Avenue of the Americas            200 Clarendon Street
New York, New York 10020               Boston, Massachusetts 02116-5072

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                    Annual Report -- December 31, 2002



Equity Growth Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Equity Growth Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Other                           55.5%
Pharmaceuticals                 15.9%
Diversified Financials           9.0%
Software                         8.3%
Industrial Conglomerates         6.2%
Multiline Retail                 5.1%

TOP FIVE HOLDINGS**

                                                      PERCENT OF
SECURITY                   INDUSTRY                   NET ASSETS
------------------------------------------------------------------
Microsoft Corp.            Software                          6.2%
General Electric Co.       Industrial Conglomerates          5.0
Pfizer, Inc.               Pharmaceuticals                   4.4
Freddie Mac                Diversified Financials            4.0
Johnson & Johnson          Pharmaceuticals                   4.0

** Excludes Short-Term Investments

PERFORMANCE COMPARED TO THE S&P 500 INDEX

                                               TOTAL RETURNS(2)
                                -----------------------------------------------
                                               AVERAGE               AVERAGE
                                                ANNUAL                ANNUAL
                                   ONE            FIVE                 SINCE
                                  YEAR           YEARS          INCEPTION(3)
-------------------------------------------------------------------------------
Portfolio                       (27.81)%       (2.11)%                 3.04%
Index(1)                        (22.09)        (0.58)                  4.49

(1) The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                               S&P 500
                     PORTFOLIO                  INDEX
1/2/1997             $ 10,000                 $ 10,000
12/31/1997             13,305                   13,402
12/31/1998             15,872                   17,231
12/31/1999             22,133                   20,856
12/31/2000             19,533                   18,954
12/31/2001             16,570                   16,702
12/31/2002             11,961                   13,015

* Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the year ended December 31, 2002, the Portfolio had a total return of -27.81% compared to -22.09% for the S&P 500 Index (the "Index").

MARKET REVIEW

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. Despite a rally during the fourth quarter, the Index finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

Although the Portfolio under performed the Index for the year, it exceeded both the Russell 1000 Growth Index and the Lipper peer group median. Security selection was weak in consumer discretionary and industrials. Some major retailers turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by major companies. One company is an industrial conglomerate that was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the Portfolio's position during January when company management was considering spin-offs of the individual businesses. We viewed the diversified business as attractive. Spin-offs, in our opinion, would only dilute shareholder value. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. We favor diversified financial companies, however, an underweight to financials detracted from performance. A diversified financial company experienced an exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance. The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. A large percentage of technology investments has positioned the Portfolio to benefit from a possible recovery in technology. Our overweight to health care was positive; however, security selection detracted from relative performance.

MARKET OUTLOOK

We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, and in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the Portfolio in anticipation of a recovery.

January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Equity Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                                                    VALUE
                                                                                    SHARES          (000)
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.2%)
CONSUMER DISCRETIONARY (12.0%)
AUTOMOBILES (0.5%)
  Harley-Davidson, Inc.                                                              9,940       $    459
---------------------------------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE (0.6%)
  Wendy's International, Inc.                                                        5,540            150
  Yum! Brands, Inc.                                                                 14,965(a)         363
---------------------------------------------------------------------------------------------------------
                                                                                                      513
=========================================================================================================
MEDIA (2.7%)
  Clear Channel Communications, Inc.                                                 7,600(a)         284
  Gannett Co., Inc.                                                                  7,540            541
  Univision Communications, Inc.                                                    27,210(a)         667
  Viacom, Inc.                                                                      18,570(a)         757
---------------------------------------------------------------------------------------------------------
                                                                                                    2,249
=========================================================================================================
MULTILINE RETAIL (5.1%)
  Costco Wholesale Corp.                                                             5,430(a)         152
  Dollar General Corp.                                                              21,055            252
  Dollar Tree Stores, Inc.                                                           8,900(a)         219
  Kohl's Corp.                                                                       9,115(a)         510
  Target Corp.                                                                       8,570            257
  Wal-Mart Stores, Inc.                                                             57,445          2,901
---------------------------------------------------------------------------------------------------------
                                                                                                    4,291
=========================================================================================================
SPECIALTY RETAIL (3.1%)
  Bed Bath & Beyond, Inc.                                                           11,290(a)         390
  Home Depot, Inc.                                                                  36,465            874
  Limited Brands                                                                    16,525            230
  Lowes Cos., Inc.                                                                  14,450            542
  Tiffany & Co.                                                                      9,230            220
  TJX Cos., Inc.                                                                    17,520            342
---------------------------------------------------------------------------------------------------------
                                                                                                    2,598
=========================================================================================================
TOTAL CONSUMER DISCRETIONARY                                                                       10,110
=========================================================================================================
CONSUMER STAPLES (11.5%)
BEVERAGES (4.6%)
  Anheuser-Busch Co., Inc.                                                          14,295            692
  Coca-Cola Co.                                                                     39,723          1,741
  Coca-Cola Enterprises, Inc.                                                        4,200             91
  PepsiCo, Inc.                                                                     32,638          1,378
---------------------------------------------------------------------------------------------------------
                                                                                                    3,902
=========================================================================================================
FOOD & DRUG RETAILING (1.1%)
  Sysco Corp.                                                                       14,250            425
  Walgreen Co.                                                                      18,790            548
---------------------------------------------------------------------------------------------------------
                                                                                                      973
=========================================================================================================
FOOD PRODUCTS (0.9%)
  Kraft Foods, Inc.                                                                 19,680            766
---------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.2%)
  Colgate Palmolive Co.                                                             10,115            530
  Procter & Gamble Co.                                                              25,443          2,187
---------------------------------------------------------------------------------------------------------
                                                                                                    2,717
=========================================================================================================
PERSONAL PRODUCTS (0.9%)
  Alberto-Culver Co., Class B                                                        7,090            357
  Gillette Co. (The)                                                                12,150            369
---------------------------------------------------------------------------------------------------------
                                                                                                      726
=========================================================================================================
TOBACCO (0.8%)
  Philip Morris Cos., Inc.                                                          15,668       $    635
---------------------------------------------------------------------------------------------------------
TOTAL CONSUMER STAPLES                                                                              9,719
=========================================================================================================
ENERGY (4.7%)
ENERGY EQUIPMENT & SERVICES (2.1%)
  Baker Hughes, Inc.                                                                32,432          1,044
  BJ Services Co.                                                                   17,080(a)         552
  Smith International, Inc.                                                          5,200(a)         169
---------------------------------------------------------------------------------------------------------
                                                                                                    1,765
=========================================================================================================
OIL & GAS (2.6%)
  Exxon Mobil Corp.                                                                 61,700          2,156
---------------------------------------------------------------------------------------------------------
TOTAL ENERGY                                                                                        3,921
=========================================================================================================
FINANCIALS (13.2%)
BANKS (1.5%)
  Bank of New York Co., Inc.                                                         9,790            234
  Fifth Third Bancorp                                                                9,925            581
  Wells Fargo & Co.                                                                  9,000            422
---------------------------------------------------------------------------------------------------------
                                                                                                    1,237
=========================================================================================================
DIVERSIFIED FINANCIALS (9.0%)
  American Express Co.                                                              25,810            912
  Charles Schwab Corp. (The)                                                        15,750            171
  Citigroup, Inc.                                                                   67,133          2,363
  Freddie Mac                                                                       57,355          3,387
  Goldman Sachs Group, Inc.                                                         11,602            790
---------------------------------------------------------------------------------------------------------
                                                                                                    7,623
=========================================================================================================
INSURANCE (2.7%)
  American International Group, Inc.                                                39,323          2,275
---------------------------------------------------------------------------------------------------------
TOTAL FINANCIALS                                                                                   11,135
=========================================================================================================
HEALTH CARE (23.0%)
BIOTECHNOLOGY (2.1%)
  Amgen, Inc.                                                                       31,798(a)       1,537
  Celgene Corp.                                                                      5,615(a)         120
  Gilead Sciences, Inc.                                                              3,991(a)         136
---------------------------------------------------------------------------------------------------------
                                                                                                    1,793
=========================================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
  Medtronic, Inc.                                                                   30,073          1,371
---------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (3.4%)
  AmerisourceBergen Corp.                                                            9,350            508
  Cardinal Health, Inc.                                                              5,353            317
  HCA, Inc.                                                                         15,340            636
  UnitedHealth Group, Inc.                                                          16,800          1,403
---------------------------------------------------------------------------------------------------------
                                                                                                    2,864
=========================================================================================================
PHARMACEUTICALS (15.9%)
  Abbott Laboratories                                                               27,495          1,100
  Bristol-Myers Squibb Co.                                                          19,000            440
  Eli Lilly & Co.                                                                   17,370          1,103
  Johnson & Johnson                                                                 62,600          3,362
  Merck & Co., Inc.                                                                 27,818          1,575
  Pfizer, Inc.                                                                     122,378          3,741
  Pharmacia Corp.                                                                   26,135          1,093

    The accompanying notes are an integral part of the financial statements.

                                                                                                    VALUE
                                                                                    SHARES          (000)
---------------------------------------------------------------------------------------------------------
HEALTH CARE (CONT'D)
  Wyeth                                                                             26,238       $    981
---------------------------------------------------------------------------------------------------------
                                                                                                   13,395
=========================================================================================================
TOTAL HEALTH CARE                                                                                  19,423
=========================================================================================================
INDUSTRIALS (10.7%)
AEROSPACE & DEFENSE (2.4%)
  General Dynamics Corp.                                                             6,053            481
  Lockheed Martin Corp.                                                             16,370            945
  United Technologies Corp.                                                         10,530            652
---------------------------------------------------------------------------------------------------------
                                                                                                    2,078
=========================================================================================================
COMMERCIAL SERVICES & SUPPLIES (2.1%)
  Apollo Group, Inc., Class A                                                        6,550(a)         288
  Automatic Data Processing, Inc.                                                   11,740            461
  First Data Corp.                                                                  14,926            528
  Weight Watchers International, Inc.                                               10,740(a)         494
---------------------------------------------------------------------------------------------------------
                                                                                                    1,771
=========================================================================================================
INDUSTRIAL CONGLOMERATES (6.2%)
  3M Co.                                                                             8,290          1,022
  General Electric Co.                                                             171,783          4,183
---------------------------------------------------------------------------------------------------------
                                                                                                    5,205
=========================================================================================================
TOTAL INDUSTRIALS                                                                                   9,054
=========================================================================================================
INFORMATION TECHNOLOGY (20.6%)
COMMUNICATIONS EQUIPMENT (2.7%)
  Cisco Systems, Inc.                                                              121,765(a)       1,595
  Motorola, Inc.                                                                    16,705            145
  Qualcomm, Inc.                                                                    14,000(a)         509
---------------------------------------------------------------------------------------------------------
                                                                                                    2,249
=========================================================================================================
COMPUTERS & PERIPHERALS (4.0%)
  Adobe Systems, Inc.                                                                6,800            169
  Dell Computer Corp.                                                               52,910(a)       1,415
  EMC Corp.                                                                         26,358(a)         162
  Hewlett-Packard Co.                                                               21,900            380
  International Business Machines Corp.                                             16,650          1,290
  Seagate Technology, Inc.                                                          26,700             --@
---------------------------------------------------------------------------------------------------------
                                                                                                    3,416
=========================================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
  Jabil Circuit, Inc.                                                               13,610(a)         244
---------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES (0.3%)
  SunGard Data Systems, Inc.                                                         9,220(a)         217
---------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.0%)
  Applied Materials, Inc.                                                           35,756(a)         466
  Intel Corp.                                                                      116,208          1,809
  Linear Technology Corp.                                                           12,190            314
  Maxim Intergrated Products, Inc.                                                   9,430            312
  Microchip Technology, Inc.                                                        11,180            273
  Novellus Systems, Inc.                                                             9,050(a)         254
  Texas Instruments, Inc.                                                           34,470            518
  Xilinx, Inc.                                                                      13,805(a)         284
---------------------------------------------------------------------------------------------------------
                                                                                                    4,230
=========================================================================================================
SOFTWARE (8.3%)
  Electronic Arts, Inc.                                                              5,550(a)         276
  Microsoft Corp.                                                                  101,683(a)    $  5,257
  Oracle Corp.                                                                      90,870(a)         982
  PeopleSoft, Inc.                                                                   5,250(a)          96
  Symantec Corp.                                                                     4,600(a)         186
  Veritas Software Corp.                                                            14,000(a)         219
---------------------------------------------------------------------------------------------------------
                                                                                                    7,016
=========================================================================================================
TOTAL INFORMATION TECHNOLOGY                                                                       17,372
=========================================================================================================
TELECOMMUNICATION SERVICES (1.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
  Verizon Communications, Inc.                                                      27,174          1,053
---------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
  AT&T Wireless Services, Inc.                                                      17,750(a)         100
  Nextel Communications, Inc., Class A                                              10,800(a)         125
---------------------------------------------------------------------------------------------------------
                                                                                                      225
=========================================================================================================
TOTAL TELECOMMUNICATION SERVICES                                                                    1,278
=========================================================================================================
  TOTAL COMMON STOCKS (COST $86,811)                                                               82,012
=========================================================================================================

                                                                                      FACE
                                                                                    AMOUNT
                                                                                     (000)
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
REPURCHASE AGREEMENT (3.3%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
   (COST $2,818)                                                                   $ 2,818(b)       2,818
=========================================================================================================
TOTAL INVESTMENTS (100.5%) (COST $89,629)                                                          84,830
=========================================================================================================

                                                                                    AMOUNT
                                                                                    (000)
---------------------------------------------------------------------------------------------------------
OTHER ASSETS (2.3%)
  Receivable for Investments Sold                                                  $ 1,865
  Dividends Receivable                                                                  92
  Receivable for Portfolio Shares Sold                                                   3
  Other                                                                                  1          1,961
=========================================================================================================
LIABILITIES (-2.8%)
  Payable for Investments Purchased                                                 (1,852)
  Payable for Portfolio Shares
    Redeemed                                                                          (332)
  Investment Advisory Fees Payable                                                    (113)
  Administrative Fees Payable                                                          (22)
  Shareholder Reporting Expense Payable                                                (19)
  Professional Fees Payable                                                            (10)
  Custodian Fees Payable                                                                (9)
  Directors' Fees and Expenses Payable                                                  (5)        (2,362)
=========================================================================================================
NET ASSETS (100%)                                                                                $ 84,429
=========================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 8,252,940 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)                                                              $  10.23
=========================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Equity Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (Cont'd)

                                                                                    AMOUNT
                                                                                     (000)
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                                   $152,164
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                     (4)
Accumulated Net Realized Gain (Loss)                                               (62,932)
Unrealized Appreciation (Depreciation) on Investments                               (4,799)
------------------------------------------------------------------------------------------
NET ASSETS                                                                        $ 84,429
==========================================================================================

(a) -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.

   The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                                       YEAR ENDED
                                                                                                DECEMBER 31, 2002
                                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                              $    992
  Interest                                                                                                     90
-----------------------------------------------------------------------------------------------------------------
    Total Income                                                                                            1,082
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                    580
  Administrative Fees                                                                                         274
  Shareholder Reporting                                                                                        48
  Custodian Fees                                                                                               39
  Professional Fees                                                                                            32
  Directors' Fees and Expenses                                                                                  3
  Other                                                                                                        21
-----------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                            997
-----------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                                                            (101)
-----------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                              896
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                  186
-----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                        (32,114)
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                              (3,855)
-----------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           (35,969)
-----------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $(35,783)
=================================================================================================================

Statement of Changes in Net Assets

                                                                                  YEAR ENDED           YEAR ENDED
                                                                           DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                       (000)                (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                      $    186             $    (22)
  Net Realized Gain (Loss)                                                           (32,114)             (27,686)
  Change in Unrealized Appreciation (Depreciation)                                    (3,855)               1,696
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                  (35,783)             (26,012)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                 (169)                  --
  Net Realized Gain                                                                       --                 (177)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (169)                (177)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
  Subscribed                                                                          13,317               42,451
  Distributions Reinvested                                                               169                  177
  Redeemed                                                                           (21,880)             (62,094)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share
      Transactions                                                                    (8,394)             (19,466)
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                            (44,346)             (45,655)
NET ASSETS:
  Beginning of Period                                                                128,775              174,430
-----------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of) net
    investment income of $(4) and $(13), respectively)                              $ 84,429             $128,775
-----------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                  1,079                2,854
    Shares Issued on Distributions Reinvested                                             16                   12
    Shares Redeemed                                                                   (1,908)              (4,205)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                               (813)              (1,339)
=================================================================================================================

     The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Financial Highlights

                                         Equity Growth Portfolio

Financial Highlights
Selected Per Share Data and Ratios

                                                                                  YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------
                                                                2002#         2001          2000         1999          1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 14.20      $  16.76      $  20.31     $  15.10       $ 12.74
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.02         (0.00)+       (0.02)       (0.02)         0.02
  Net Realized and Unrealized Gain (Loss)                       (3.97)        (2.54)        (2.28)        5.93          2.43
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            (3.95)        (2.54)        (2.30)        5.91          2.45
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.02)           --            --        (0.02)           --
  Net Realized Gain                                                --         (0.02)        (1.25)       (0.68)        (0.09)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.02)        (0.02)        (1.25)       (0.70)        (0.09)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 10.23      $  14.20      $  16.76     $  20.31       $ 15.10
============================================================================================================================
TOTAL RETURN                                                   (27.81)%      (15.17)%      (11.75)%      39.45%        19.29%
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                             $84,429      $128,775      $174,430     $138,575       $56,215
Ratio of Expenses to Average Net Assets                          0.85%         0.85%         0.85%        0.85%         0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets      0.18%        (0.01)%       (0.10)%      (0.11)%        0.28%
Portfolio Turnover Rate                                           142%           96%           70%          87%          149%
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)         $  0.01      $   0.01      $   0.02     $   0.05       $  0.04
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                               0.95%         0.91%         0.92%        1.11%         1.31%
    Net Investment Income (Loss) to Average Net Assets           0.08%        (0.07)%       (0.17)%      (0.37)%       (0.18)%
----------------------------------------------------------------------------------------------------------------------------

+ Amount is less than $0.005 per share
# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding

     The accompanying notes are an integral part of the financial statement

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                 FROM $500
                  FIRST $500    MILLION TO    MORE THAN
PORTFOLIO            MILLION   $1  BILLION   $1 BILLION
---------------------------------------------------------
Equity Growth           0.55%         0.50%        0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $4,504 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were decreased by $212 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                       (000)
                  ------------------------------------------------
                     2002 DISTRIBUTIONS      2001 DISTRIBUTIONS
                         PAID FROM:              PAID FROM:
                  ------------------------------------------------
                  ORDINARY      LONG-TERM  ORDINARY      LONG-TERM
PORTFOLIO           INCOME   CAPITAL GAIN    INCOME   CAPITAL GAIN
------------------------------------------------------------------
Equity Growth        $169         $--         $--         $177

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                   NET
    COST   APPRECIATION  DEPRECIATION     DEPRECIATION
   (000)          (000)         (000)            (000)
--------------------------------------------------------
$ 99,873            $--      $(15,043)        $(15,043)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $48,500,000, of which, $21,409,000 will expire on December 31, 2009, and $27,091,000 will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $4,188,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $144,702,000 and $153,185,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

During the year ended December 31, 2002, the Portfolio incurred $6,771 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
EQUITY GROWTH PORTFOLIO

We have audited the accompanying statement of net assets of the Equity Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Ernst & Young LLP


Boston, Massachusetts
February 7, 2003

Federal Tax Information (Unaudited)

For the year ended December 31, 2002, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 100.0%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                           TERM OF                                        NUMBER OF
                                           OFFICE AND                                     PORTFOLIOS IN
                                           LENGTH OF                                      FUND COMPLEX
NAME, AGE AND ADDRESS OF  POSITION(S)HELD  TIME       PRINCIPAL OCCUPATION(S)             OVERSEEN BY    OTHER DIRECTORSHIPS HELD
DIRECTOR                  WITH REGISTRANT  SERVED*    DURING PAST 5 YEARS                 DIRECTOR**     BY DIRECTOR
------------------------  ---------------- ---------- ---------------------------         -------------  -------------------------
John D. Barrett II (67)   Director         Director   Chairman and Director of Barrett    71             Director of the Ashforth
565 Fifth Avenue                           since 1996 Associates, Inc. (investment                       Company (real estate).
New York, NY 10017                                    counseling).

Thomas P. Gerrity (61)    Director         Director   Professor of Management, formerly,  71             Director, ICG Commerce,
219 Grays Lane                             since 2001 Dean, Wharton School of Business,                  Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                                   University of Pennsylvania;                        Reliance Group Holdings,
                                                      formerly, Director, IKON Office                    Inc., CVS Corporation and
                                                      Solutions, Inc., Fiserv, Digital                   Knight-Ridder, Inc.
                                                      Equipment Corporation, Investor
                                                      Force Holdings, Inc. and Union
                                                      Carbide Corporation.

Gerard E. Jones (65)      Director         Director   Of Counsel, Shipman & Goodwin, LLP  72             Director of Tractor Supply
Shipman & Goodwin, LLP                     since 1996 (law firm).                                        Company, Tiffany
43 Arch Street                                                                                           Foundation, Fairfield
Greenwich, CT 06830                                                                                      County Foundation and The
                                                                                                         India Magnum Fund Ltd.

Joseph J. Kearns (60)     Director         Director   Investment consultant; formerly,    71             Director, Electro Rent
6287 Via Escondido                         since 2001 CFO of The J. Paul Getty Trust.                    Corporation and The Ford
Malibu, CA 90265                                                                                         Family Foundation.

Vincent R. McLean (71)    Director         Director   Formerly, Executive Vice President, 71             Director, Banner Life
702 Shackamaxon Drive                      since 2001 Chief Financial Officer, Director                  Insurance Co.; William Penn
Westfield, NJ 07090                                   and Member of the Executive                        Life Insurance Company of
                                                      Committee of Sperry Corporation                    New York.
                                                      (now part of Unisys Corporation).

C. Oscar Morong, Jr. (67) Director         Director   Managing Director, Morong Capital   71             Trustee of the mutual funds
1385 Outlook Drive West                    since 2001 Management; formerly, Senior Vice                  in the Smith
Mountainside, NJ 07092                                President and Investment Manager                   Barney/CitiFunds fund
                                                      for CREF, TIAA-CREF Investment                     complex.
                                                      Management, Inc. (investment
                                                      management); formerly, Director,
                                                      The Indonesia Fund (mutual fund).

William G. Morton, Jr.    Director         Director   Chairman Emeritus and former Chief  71             Director of Radio Shack
(65)                                       since 2000 Executive  Officer of Boston Stock                 Corporation (electronics).
304 Newbury Street, #560                              Exchange.
Boston, MA 02115

Michael Nugent (66)       Director         Director   General Partner, Triumph Capital,   194            Director of various
c/o Triumph Capital, L.P.                  since 2001 L.P. (private investment                           business organizations;
237 Park Avenue                                       partnership); formerly, Vice                       Chairman of the  Insurance
New York, NY 10017                                    President, Bankers Trust Company                   Committee and Director or
                                                      and BT Capital Corporation.                        Trustee of the retail
                                                                                                         families of funds  advised
                                                                                                         by Morgan Stanley
                                                                                                         Investment Advisors Inc.

Fergus Reid (70)          Director         Director   Chairman and Chief Executive        72             Trustee and Director of
85 Charles Colman Blvd.                    since 1996 Officer of Lumelite Plastics                       approximately 30 investment
Pawling, NY 12564                                     Corporation.                                       companies in the JPMorgan
                                                                                                         Funds complex managed by
                                                                                                         JPMorgan Investment
                                                                                                         Management Inc., Director
                                                                                                         of The India Magnum Fund
                                                                                                         Ltd.

Interested Directors:

                                          TERM OF                                         NUMBER OF
                                          OFFICE AND                                      PORTFOLIOS IN
                                          LENGTH OF                                       FUND COMPLEX
NAME, AGE AND ADDRESS OF POSITION(S)HELD  TIME       PRINCIPAL OCCUPATION(S)              OVERSEEN BY    OTHER DIRECTORSHIPS HELD
DIRECTOR                 WITH REGISTRANT  SERVED*    DURING PAST 5 YEARS                  DIRECTOR**     BY DIRECTOR
------------------------ ---------------- ---------- ---------------------------          -------------  -------------------------
Barton M. Biggs (70)     Chairman and     Chairman   Chairman, Director and Managing      72             Member of the Yale
1221 Avenue of the       Director         and        Director of Morgan Stanley                          Development Board
Americas                                  Director   Investment Management Inc. and
New York, NY 10020                        since 1996 Chairman and Director of Morgan
                                                     Stanley Investment Management
                                                     Limited; Managing Director of
                                                     Morgan Stanley & Co. Incorporated;
                                                     Director and Chairman of the Board
                                                     of various U.S. registered
                                                     companies managed by Morgan Stanley
                                                     Investment Management Inc.

Ronald E. Robison (63)   President and    President  President and Trustee; Chief Global  72
1221 Avenue of the       Director         and        Operations Officer and Managing
Americas                                  Director   Director of Morgan Stanley
New York, NY 10020                        since 2001 Investment Management Inc.;
                                                     Managing Director of Morgan Stanley
                                                     & Co. Incorporated; formerly,
                                                     Managing Director and Chief
                                                     Operating Officer of TCW Investment
                                                     Management Company; Director and
                                                     President of various funds in the
                                                     Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Officers:

                                                                TERM OF OFFICE
                                             POSITION(S) HELD   AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT    TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ----------------   ---------------   --------------------------------------------------
Ronald E. Robison (63)                       President and      President since   Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    Director           2001              Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                                       Inc.; Director and President of various U.S.
New York, NY 10020                                                                registered investment companies managed by
                                                                                  Morgan Stanley Investment Management Inc.;
                                                                                  previously, Managing Director and Chief
                                                                                  Operating Officer of TCW Investment Management
                                                                                  Company.

Stefanie V. Chang (36)                       Vice President     Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       since 1997        Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                       Management Inc.; formerly, practiced law with
New York, NY 10020                                                                the New York law firm of Rogers & Wells (now
                                                                                  Clifford Chance US LLP); Vice President of
                                                                                  certain funds in the Fund Complex.

Lorraine Truten (41)                         Vice President     Vice President    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                       since 2001        Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                       Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                                President, Morgan Stanley Fund Distribution,
                                                                                  Inc. formerly, President of Morgan Stanley
                                                                                  Institutional Fund Trust; Vice President of
                                                                                  certain funds in the Fund Complex.

Mary E. Mullin (35)                          Secretary          Secretary since   Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       1999              Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                       Management Inc.; formerly, practiced law with
New York, NY 10020                                                                the New York law firms of McDermott, Will &
                                                                                  Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                  LLP; Secretary of certain funds in the Fund
                                                                                  Complex.

James W. Garrett (34)                        Treasurer          Treasurer since   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       2002              Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                       Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                                registered investment companies managed by
                                                                                  Morgan Stanley Investment Management Inc.;
                                                                                  formerly, with Price Waterhouse LLP (now
                                                                                  PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                        Assistant          Assistant         Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.            Treasurer          Treasurer since   Investor Services Co. (formerly, Chase Global
73 Tremont Street                                               2001              Funds Services Company); formerly Senior Auditor
Boston, MA 02108-3913                                                             at Price Waterhouse LLP (now
                                                                                  PricewaterhouseCoopers LLP); Assistant Treasurer
                                                                                  of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                    Annual Report -- December 31, 2002



Global Value Equity Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2002


Global Value Equity Portfolio (unaudited)


[CHART]

COMPOSITION OF NET ASSETS

United States           41.3%
United Kingdom          17.6%
France                   8.8%
Japan                    8.8%
Switzerland              7.4%
Other                   16.1%
                       100.0

TOP FIVE HOLDINGS**

                                                                    PERCENT OF
SECURITY                                     COUNTRY                NET ASSETS
------------------------------------------------------------------------------
Nestle S.A.                                  Switzerland                   2.4%
Aventis S.A.                                 France                        2.4
Philip Morris Cos., Inc.                     United States                 2.1
International Business Machines Corp.        United States                 2.1
Allied Domecq plc                            United Kingdom                2.1

** Excludes short-term investments.

TOP FIVE INDUSTRIES

                                    VALUE             PERCENT OF
INDUSTRY                            (000)             NET ASSETS
----------------------------------------------------------------
Insurance                           $ 7,369                  9.7%
Pharmaceuticals                       5,942                  7.8
Banks                                 5,509                  7.2
Food Products                         4,781                  6.3
Media                                 4,346                  5.7


PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX

                                      TOTAL RETURNS(2)
                      --------------------------------------------------
                                     AVERAGE
                                      ANNUAL
                           ONE          FIVE          AVERAGE ANNUAL
                          YEAR         YEARS       SINCE INCEPTION(3)
------------------------------------------------------------------------
Portfolio               (16.87)%        0.35%             3.39%
Index(1)                (19.89)        (2.11)             0.79

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 20 developed market countries in North America, Europe and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                                 MSCI World Net
                                             Portfolio                Index
1/2/97*                                       $10,000                $10,000
12/31/97                                       12,004                 11,666
12/31/1998                                     13,621                 14,506
12/31/1999                                     14,179                 18,124
12/31/2000                                     15,804                 15,735
12/31/2001                                     14,691                 13,088
12/31/2002                                     12,213                 10,485

* Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future Investment return and performance. principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -16.87% compared to -19.89% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

MARKET REVIEW

The year 2002 may be remembered for its contrast to the equity returns of years 2000 and 2001 as much as anything else. Markets lost nearly 20% of their value (in U.S. dollar terms) over the course of the year. Those sectors of the markets which had previously been most bloated, both in terms of valuations and excess capital expenditure, were those which suffered the most. Fortunately, early October was a nadir during the period and markets, led by the U.S., have posted a modest recovery since.

We have been fortunate to have managed maintaining a margin of outperformance versus the Index since the beginning of the year. The Portfolio's performance through the year was driven largely by its underweight position and stock selection in information technology and by its overweight position in consumer staples. Our long held view that the information technology sector was overvalued served the Portfolio well over the year and the largest companies in this sector continued to suffer the effects of the correction of excessive valuations previously ascribed to them. Our stock selection in the telecommunication sector, favoring the regional U.S. operators, and our underweighting and stock selection in the utilities sector also made notable contributions.

The positioning of the Portfolio has changed only modestly over the period. Recognizing value in a number of the more economically sensitive sectors, we have gradually increased our holdings in the insurance, materials, and technology sectors, while reducing our holdings in the utilities and energy sectors. We have also selectively trimmed positions in consumer staples as companies in this sector have reached their fair value targets. The Portfolio remains underweight in technology and overweight in consumer staples and materials.

MARKET OUTLOOK

In our view, the global geo-political situation is likely to remain precarious for some time as the world's major powers accelerate preparations for military conflict in the Middle East. Investors are likely to remain nervous and hopes of a consumer led recovery are presently in doubt. However, there are reasons for optimism, not the least of these being the economic stimulus being applied in both the U.S. and the major European economies.

In this environment, we remain intently focused on our key quality criteria when picking stocks for the Portfolio. As we seek opportunities to invest in stocks which are trading at more attractive discounts to their fair values, we anticipate continuing the measured and steady rotation of our sector allocation away from the more defensive sectors.

January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Global Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                 VALUE
                                                   SHARES        (000)
----------------------------------------------------------------------
COMMON STOCKS (96.7%)
DENMARK (0.8%)
  Danisco A/S                                      17,710      $   602
----------------------------------------------------------------------
FINLAND (0.6%)
  Sampo Oyj, Class A                               56,700          432
----------------------------------------------------------------------
FRANCE (8.8%)
  Aventis S.A.                                     32,925        1,791
  BNP Paribas S.A.                                 20,200          823
  Cie De Saint-Gobain                              23,423          688
  Credit Agricole S.A.                             21,820          329
  Groupe Danone                                     6,510          876
  Lafarge S.A.                                     11,158          841
  Pernod-Ricard S.A.                                6,259          607
  TotalFinaElf S.A.                                 5,340          763
----------------------------------------------------------------------
                                                                 6,718
======================================================================
GERMANY (1.2%)
  BASF AG                                          17,189          648
  Muenchener Rueckversicherungs-Gesellschaft
    AG (Registered)                                 2,347          281
----------------------------------------------------------------------
                                                                   929
======================================================================
ITALY (2.1%)
  Eni S.p.A.                                       65,375        1,040
  Telecom Italia S.p.A. (Non-voting)              112,300          567
----------------------------------------------------------------------
                                                                 1,607
======================================================================
JAPAN (8.8%)
  Canon, Inc.                                      36,000        1,355
  Daiwa Securities Group, Inc.                     87,000          386
  Fuji Photo Film Co., Ltd.                        29,000          945
  Fuji Television Network, Inc.                        51          205
  Fujitsu Ltd.                                    165,000          471
  Hitachi Ltd.                                     71,000          272
  Mitsubishi Electric Corp.                       133,000(a)       307
  Mitsubishi Estate Co., Ltd.                      54,000          411
  Mitsui Sumitomo Insurance Co., Ltd.             108,000          497
  Nippon Telegraph & Telephone Corp.                  231          838
  Sankyo Co., Ltd.                                 58,000          727
  Sumitomo Electric Industries Ltd.                41,000          265
----------------------------------------------------------------------
                                                                 6,679
======================================================================
NETHERLANDS (4.7%)
  Akzo Nobel N.V.                                  21,170          672
  Heineken N.V.                                    20,500          801
  ING Groep N.V.                                   45,448          770
  Koninklijke (Royal) Philips Electronics
    N.V.                                           36,553          641
  Royal Dutch Petroleum Co.                        15,560          685
----------------------------------------------------------------------
                                                                 3,569
======================================================================
NORWAY (0.8%)
  Statoil ASA                                      70,900          599
----------------------------------------------------------------------
SINGAPORE (0.6%)
  United Overseas Bank Ltd.                        73,000          497
----------------------------------------------------------------------
SOUTH KOREA (0.7%)
  Samsung Electronics Co., Ltd. GDR                 4,000          533
----------------------------------------------------------------------
SPAIN (0.5%)
  Telefonica S.A.                                  45,025(a)       403
----------------------------------------------------------------------
SWEDEN (1.2%)
  Nordea AB                                       204,270      $   904
----------------------------------------------------------------------
SWITZERLAND (7.4%)
  Cie Financiere Richemont AG, Class A             29,630          553
  Converium Holding AG                             21,930(a)     1,064
  Credit Suisse Group                              18,015(a)       391
  Holcim Ltd., Class B                              2,424          440
  Nestle S.A. (Registered)                          8,480        1,799
  Syngenta AG                                      10,861          629
  UBS AG (Registered)                               9,330(a)       454
  Zurich  Financial Services AG                     3,182          297
----------------------------------------------------------------------
                                                                 5,627
======================================================================
UNITED KINGDOM (17.6%)
  Allied Domecq plc                               246,800        1,578
  Aviva plc                                        60,702          433
  BAA plc                                          48,500          394
  BAE Systems plc                                 434,289          867
  Cadbury Schweppes plc                           234,750        1,463
  Diageo plc                                       68,085          740
  GlaxoSmithKline plc                              66,073        1,269
  Hays plc                                        188,970          282
  Imperial Tobacco Group plc                       52,715          896
  J. Sainsbury plc                                117,000          525
  Lloyds TSB Group plc                            127,815          918
  Prudential plc                                   48,298          341
  Reed Elsevier plc                               142,700        1,223
  Rolls-Royce plc                                 188,900          326
  Vodafone Group plc                              649,700        1,185
  WPP Group plc                                   125,776          961
----------------------------------------------------------------------
                                                                13,401
======================================================================
UNITED STATES (40.9%)
  Albertson's, Inc.                                38,191          850
  Alcoa, Inc.                                      52,750        1,202
  AT&T Wireless Services, Inc.                     57,900(a)       327
  BJ's Wholesale Club, Inc.                        36,750(a)       672
  Boeing Co. (The)                                  6,900          228
  Boise Cascade Corp.                              32,035          808
  Bristol-Myers Squibb Co.                         30,440          705
  Cadiz, Inc.                                      74,575(a)        41
  ChevronTexaco Corp.                               4,700          312
  Deere & Co.                                      15,810          725
  Delphi Corp.                                     31,500          253
  Exelon Corp.                                      7,455          393
  First Data Corp.                                 11,080          392
  Gap, Inc.                                        13,200          205
  General Dynamics Corp.                            7,070          561
  Georgia-Pacific Corp.                            23,937          387
  Hewlett-Packard Co.                              34,250          595
  International Business Machines Corp.            20,568        1,594
  Interpublic Group of Cos., Inc. (The)            29,500          415
  J.P. Morgan Chase & Co.                          43,276        1,039
  Kimberly-Clark Corp.                             20,800          987
  Kroger Co.                                       31,300(a)       484
  Loews Corp. - Carolina Group                     19,500          395
  MBIA, Inc.                                       20,450          897

    The accompanying notes are an integral part of the financial statements.

                                                                 VALUE
                                                   SHARES        (000)
----------------------------------------------------------------------
UNITED STATES (CONT'D)
  McDonald's Corp.                                 42,475      $   683
  McGraw-Hill Cos., Inc.                           18,100        1,094
  Mellon Financial Corp.                           35,460          926
  Merrill Lynch & Co., Inc.                        22,700          861
  Metlife, Inc.                                    28,500          771
  Motorola, Inc.                                  127,000        1,100
  NCR Corp.                                        18,290(a)       434
  New York Times Co., Class A                       9,780          447
  Northrop Grumman Corp.                           11,090        1,076
  Philip Morris Cos., Inc.                         40,140        1,627
  Principal Financial Group, Inc.                  24,000          723
  Prudential Financial, Inc.                       19,500          619
  Sabre Holdings Corp.                              9,200(a)       167
  SBC Communications, Inc.                         36,950        1,002
  Sears Roebuck & Co.                              13,370          320
  St. Paul Cos., Inc.                              25,300          861
  Travelers Property Casualty Corp.                59,840(a)       877
  Tupperware Corp.                                 24,380          368
  Verizon Communications, Inc.                     25,595          992
  Wells Fargo & Co.                                 5,700          267
  Wyeth                                            38,800        1,451
----------------------------------------------------------------------
                                                                31,133
----------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $88,867)                            73,633
======================================================================
PREFERRED STOCK (0.4%)
UNITED STATES (0.4%)
  Ford Motor Co. Capital Trust II (COST $411)       7,900          323
======================================================================

                                                     FACE
                                                   AMOUNT
                                                    (000)
----------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.1%)
REPURCHASE AGREEMENT (3.1%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
    (COST $2,339)                                $  2,339(b)     2,339
======================================================================
FOREIGN CURRENCY (0.0%)
  Canadian Dollar                              CAD      2            1
  Euro                                         EUR     19           20
  Japanese Yen                                 JPY  1,666           14
----------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $35)                                 35
======================================================================
TOTAL INVESTMENTS (100.2%) (COST
$ 91,652)                                                       76,330
======================================================================

                                                   AMOUNT
                                                    (000)
----------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Cash                                           $      1
  Dividends Receivable                                131
  Foreign Withholding Tax Reclaim
    Receivable                                         74
  Receivable for Portfolio Shares Sold                 19
  Receivable for Investments Sold                       6
  Other                                                 1          232
======================================================================
LIABILITIES (-0.5%)
  Payable for Portfolio Shares Redeemed          $   (116)
  Investment Advisory Fees Payable                   (106)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                (62)
  Payable for Investments Purchased                   (28)
  Shareholder Reporting Expense Payable               (24)
  Administrative Fees Payable                         (19)
  Custodian Fees Payable                              (15)
  Professional Fees Payable                            (9)
  Directors' Fees and Expenses Payable                 (3)    $   (382)
======================================================================
NET ASSETS (100%)                                             $ 76,180
======================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,742,039 outstanding
    $0.001 par value shares
    (authorized 500,000,000 shares)                           $   9.84
======================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                               $ 94,942
Undistributed (Distributions in Excess of) Net
  Investment Income                                                (28)
Accumulated Net Realized Gain (Loss)                            (3,361)
Unrealized Appreciation (Depreciation)
  on Investments and Foreign Currency
  Translations                                                 (15,373)
----------------------------------------------------------------------
NET ASSETS                                                    $ 76,180
======================================================================

(a) -- Non-income producing security.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
CAD -- Canadian Dollar
GBP -- British Pound
GDR -- Global Depositary Receipt
EUR -- Euro
JPY -- Japanese Yen
SGD -- Singapore Dollar

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Global Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                 IN                             NET
     TO                                  EXCHANGE                      UNREALIZED
  DELIVER         VALUE    SETTLEMENT      FOR             VALUE       GAIN (LOSS)
   (000)          (000)       DATE        (000)            (000)         (000)
--------------------------------------------------------------------------------
US$       12     $    12    1/02/03     GBP     7         $    12       $    --@
US$       17          17    1/03/03     GBP    10              17            --@
EUR       19          20    1/03/03     US$    20              20            --@
JPY  370,000       3,124    3/20/03     US$ 3,062           3,062           (62)
JPY    1,666          14    1/06/03     US$    14              14            --@
SGD       10           6    1/03/03     US$     6               6            --@
--------------------------------------------------------------------------------
                 $ 3,193                                  $ 3,131       $   (62)
================================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002
                                   (UNAUDITED)

                                                    PERCENT
                                           VALUE     OF NET
INDUSTRY                                   (000)     ASSETS
------------------------------------------------------------------
Aerospace & Defense                       $3,057        4.0%
Banks                                      5,509        7.2
Beverages                                  3,726        4.9
Chemicals                                  1,949        2.6
Commercial Services & Supplies               821        1.1
Communications Equipment                   1,100        1.4
Computers & Peripherals                    2,660        3.5
Construction Materials                     1,282        1.7
Diversified Financials                     3,779        4.9
Diversified Telecommunication Services     3,802        5.0
Food & Drug Retailing                      1,859        2.4
Food Products                              4,781        6.3
Household Durables                         1,009        1.3
Household Products                           987        1.3
Insurance                                  7,369        9.7
Leisure Equipment & Products                 945        1.2
Media                                      4,346        5.7
Metals & Mining                            1,202        1.6
Multiline Retail                             993        1.3
Office Electronics                         1,355        1.8
Oil & Gas                                  3,399        4.5
Paper & Forest Products                    1,195        1.6
Pharmaceuticals                            5,942        7.8
Tobacco                                    2,918        3.8
Wireless Telecommunication Services        1,512        2.0
Other                                      8,833       11.6
------------------------------------------------------------------
                                         $76,330      100.2%
==================================================================

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                                     YEAR ENDED
                                                                                              DECEMBER 31, 2002
                                                                                                          (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $79 foreign taxes withheld)                                                        $  1,541
  Interest                                                                                                   74
----------------------------------------------------------------------------------------------------------------
    Total Income                                                                                          1,615
----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                  615
  Administrative Fees                                                                                       199
  Custodian Fees                                                                                             68
  Shareholder Reporting                                                                                      47
  Professional Fees                                                                                          32
  Directors' Fees and Expenses                                                                                4
  Other                                                                                                      15
----------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                          980
----------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                                                           (96)
----------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                            884
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                731
----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                       (1,699)
  Foreign Currency Transactions                                                                             104
----------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                             (1,595)
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                           (13,525)
  Foreign Currency Translations                                                                            (220)
----------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation (Depreciation)                                                    (13,745)
----------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         (15,340)
----------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    $(14,609)
================================================================================================================

Statement of Changes in Net Assets

                                                                                                   YEAR ENDED            YEAR ENDED
                                                                                            DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                                                        (000)                 (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                                       $    731              $    559
  Net Realized Gain (Loss)                                                                             (1,595)                 (218)
  Change in Unrealized Appreciation (Depreciation)                                                    (13,745)               (5,236)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                                   (14,609)               (4,895)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                                  (978)                 (750)
  Net Realized Gain                                                                                      (869)                   --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                (1,847)                 (750)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
  Subscriptions                                                                                        73,352                35,803
  Distributions Reinvested                                                                              1,848                   750
  Redemptions                                                                                         (52,986)              (18,150)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                    22,214                18,403
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                               5,758                12,758

NET ASSETS:
  Beginning of Period                                                                                  70,422                57,664
------------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributuions in excess of) net investment
    income of $(28) and $115, respectively)                                                          $ 76,180              $ 70,422
------------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                                   6,503                 2,839
    Shares Issued on Distributions Reinvested                                                             185                    62
    Shares Redeemed                                                                                    (4,752)               (1,468)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                               1,936                 1,433
====================================================================================================================================

     The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Financial Highlights

                                         Global Value Equity Portfolio

Financial Highlights

Selected Per Share Data and Ratios

                                                                                        YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                  2002#         2001          2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 12.13      $ 13.19       $ 12.88      $ 13.14      $ 11.74
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     0.10         0.10          0.18         0.14         0.10
  Net Realized and Unrealized Gain (Loss)                         (2.15)       (1.03)         1.27         0.38         1.48
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              (2.05)       (0.93)         1.45         0.52         1.58
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                           (0.13)       (0.13)        (0.27)       (0.16)       (0.09)
  Net Realized Gain                                               (0.11)          --         (0.87)       (0.62)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.24)       (0.13)        (1.14)       (0.78)       (0.18)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  9.84      $ 12.13       $ 13.19      $ 12.88      $ 13.14
====================================================================================================================================
TOTAL RETURN                                                     (16.87)%      (7.04)%       11.46%        4.10%       13.47%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $76,180      $70,422       $57,664      $48,891      $43,553
Ratio of Expenses to Average Net Assets                            1.15%        1.15%         1.15%        1.15%        1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets        0.95%        0.87%         1.35%        1.10%        1.03%
Portfolio Turnover Rate                                              35%          35%           58%          40%          22%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)           $  0.01      $  0.02       $  0.04      $  0.04      $  0.04
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                 1.27%        1.28%         1.43%        1.48%        1.63%
    Net Investment Income (Loss) to Average Net Assets             0.83%        0.74%         1.07%        0.77%        0.56%
------------------------------------------------------------------------------------------------------------------------------------

# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding

     The accompanying notes are an integral part of the financial statement

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Value Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

   settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on Foreign Currency Translations on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   At December 31, 2002, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

   4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                      FROM $500
                                    FIRST $500          MILLION     MORE THAN
PORTFOLIO                              MILLION       $1 BILLION    $1 BILLION
-------------------------------------------------------------------------------
Global Value Equity                       0.80%            0.75%         0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J. P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the

Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $2,088 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $1,585 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                                        (000)
                            -----------------------------------------------------------
                                 2002 DISTRIBUTIONS              2001 DISTRIBUTIONS
                                      PAID FROM:                     PAID FROM:
                            ----------------------------    ---------------------------
                             ORDINARY          LONG-TERM     ORDINARY         LONG-TERM
PORTFOLIO                      INCOME       CAPITAL GAIN       INCOME      CAPITAL GAIN
---------------------------------------------------------------------------------------
Global Value Equity             $978            $869            $750            $ --

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, there were no distributable earnings on a tax basis.

At December 31, 2002, cost and gross unrealized appreciation and (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                           NET
   COST       APPRECIATION      DEPRECIATION      DEPRECIATION
  (000)              (000)              (000)             (000)
-----------------------------------------------------------------
$94,620         $1,576               $(19,901)         $(18,325)

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders. For the year ended December 31, 2002, the Portfolio utilized capital loss carryforward of approximately $618,000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $358,000, and post-October currency losses of $88,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $48,703,000 and $26,171,000,

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002. During the year ended December 31, 2002, the portfolio incurred $5,142 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

Report of Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
GLOBAL VALUE EQUITY PORTFOLIO

We have audited the accompanying statement of net assets of the Global Value Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Value Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Federal Tax Information (Unaudited)

The Portfolio hereby designates $869,000 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended December 31, 2002, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 79.9%.

For the year ended December 31, 2002, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $79,000 and has derived gross income from sources within foreign countries in the amount of approximately $907,000.

Director and Officer Information (Unaudited)

Independent Directors:

                                          TERM OF                                           NUMBER OF
                                          OFFICE AND                                        PORTFOLIOS IN
                           POSITIONS(S)   LENGTH OF                                         FUND COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME         PRINCIPAL OCCUPATION(S)              OVERSEEN BY      OTHER DIRECTORSHIPS
DIRECTOR                   REGISTRANT     SERVED*      DURING PAST 5 YEARS                  DIRECTOR**       HELD BY DIRECTOR
-------------------------  -----------    ---------    ---------------------------------    -------------     ----------------------
John D. Barrett II         Director       Director     Chairman and Director of             71               Director of the
(67)                                      since 1996   Barrett Associates, Inc.                              Ashforth Company
565 Fifth Avenue                                       (investment counseling).                              (real estate).
New York, NY 10017

Thomas P. Gerrity (61)     Director       Director     Professor of Management, formerly,   71               Director, ICG
219 Grays Lane                            since 2001   Dean, Wharton School of Business,                     Commerce, Inc.;
Haverford, PA 19041                                    University of Pennsylvania;                           Sunoco; Fannie Mae;
                                                       formerly, Director, IKON Office                       Reliance Group
                                                       Solutions, Inc., Fiserv, Digital                      Holdings, Inc., CVS
                                                       Equipment Corporation, Investor                       Corporation and
                                                       Force Holdings, Inc. and                              Knight-Ridder, Inc.
                                                       Union Carbide Corporation.

Gerard E. Jones (65)       Director       Director     Of Counsel, Shipman & Goodwin,       72               Director of Tractor
Shipman & Goodwin, LLP                    since 1996   LLP (law firm)                                        Supply Company,
43 Arch Street                                                                                               Tiffany Foundation,
Greenwich, CT 06830                                                                                          Fairfield County
                                                                                                             Foundation and The
                                                                                                             India Magnum Fund
                                                                                                             Ltd.

Joseph J. Kearns (60)      Director       Director     Investment consultant;               71               Director, Electro
6287 Via Escondido                        since 2001   formerly, CFO of The J.                               Rent Corporation and
Malibu, CA 90265                                       Paul Getty Trust.                                     The Ford Family
                                                                                                             Foundation.

Vincent R. McLean (71)     Director       Director     Formerly, Executive Vice             71               Director, Banner
702 Shackamaxon Drive                     since 2001   President, Chief                                      Life Insurance Co.;
Westfield, NJ 07090                                    Financial Officer,                                    William Penn Life
                                                       Director and Member of                                Insurance Company of
                                                       the Executive Committee                               New York.
                                                       of Sperry Corporation (now
                                                       part of Unisys
                                                       Corporation).

C. Oscar Morong, Jr. (67)  Director       Director     Managing Director, Morong            71               Trustee of the
1385 Outlook Drive West                   since 2001   Capital Management;                                   mutual funds in the
Mountainside, NJ 07092                                 formerly, Senior Vice                                 Smith
                                                       President and Investment                              Barney/CitiFunds
                                                       Manager for CREF,                                     fund complex.
                                                       TIAA-CREF Investment
                                                       Management, Inc.
                                                       (investment management);
                                                       formerly, Director, The
                                                       Indonesia Fund (mutual
                                                       fund).

William G. Morton,
 Jr. (65)                  Director       Director     Chairman Emeritus and                71               Director of Radio
304 Newbury Street, #560                  since 2000   former Chief Executive                                Shack Corporation
Boston, MA 02115                                       Officer of Boston Stock                               (electronics).
                                                       Exchange.

Michael Nugent (66)        Director       Director     General Partner, Triumph             194              Director of various
c/o Triumph Capital, L.P.                 since 2001   Capital, L.P. (private                                business
237 Park Avenue                                        investment partnership);                              organizations;
New York, NY 10017                                     formerly, Vice President,                             Chairman of the
                                                       Bankers Trust Company and                             Insurance Committee
                                                       BT Capital Corporation.                               and Director or
                                                                                                             Trustee of the
                                                                                                             retail families of
                                                                                                             funds advised by
                                                                                                             Morgan Stanley
                                                                                                             Investment Advisors
                                                                                                             Inc.

Fergus Reid (70)           Director       Director     Chairman and Chief                   72               Trustee and Director
85 Charles Colman Blvd.                   since 1996   Executive Officer of                                  of approximately 30
Pawling, NY 12564                                      Lumelite Plastics                                     investment companies in
                                                       Corporation.                                          the JPMorgan Funds
                                                                                                             complex managed by
                                                                                                             JPMorgan Investment
                                                                                                             Management Inc.,
                                                                                                             Director of The
                                                                                                             India Magnum Fund
                                                                                                             Ltd.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Interested Directors:


                                                   TERM OF                                             NUMBER OF
                                  POSITION(S)      OFFICE AND                                          PORTFOLIOS IN   OTHER
                                  HELD             LENGTH OF                                           FUND COMPLEX    DIRECTORSHIPS
NAME, AGE AND ADDRESS OF          WITH             TIME         PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY     HELD BY
DIRECTOR                          REGISTRANT       SERVED*      5 YEARS                                DIRECTOR**      DIRECTOR
------------------------          ----------       ----------   -----------------------------------    --------------  -------------
Barton M. Biggs (70)              Chairman and     Chairman     Chairman, Director and Managing        72              Member of
1221 Avenue of the Americas       Director         and          Director of Morgan Stanley                             the Yale
New York, NY 10020                                 Director     Investment Management Inc. and                         Development
                                                   since 1996   Chairman and Director of Morgan                        Board
                                                                Stanley Investment Management
                                                                Limited; Managing Director of
                                                                Morgan Stanley & Co. Incorporated;
                                                                Director and Chairman of the Board
                                                                of various U.S. registered
                                                                companies managed by Morgan Stanley
                                                                Investment Management Inc.

Ronald E. Robison (63)            President and    President    President and Trustee; Chief Global    72
1221 Avenue of the Americas       Director         and          Operations Officer and Managing
New York, NY 10020                                 Director     Director of Morgan Stanley
                                                   since 2001   Investment Management Inc.;
                                                                Managing Director of Morgan Stanley
                                                                & Co. Incorporated; formerly,
                                                                Managing Director and Chief
                                                                Operating Officer of TCW Investment
                                                                Management Company;  Director and
                                                                President of various funds in the
                                                                Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at You may also retrieve this information on-line at the Securities and Exchange To aid you in 1-800-281-2715. Commission's web site at "http://www.sec.gov". obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                        POSITION(S)      TERM OF OFFICE
NAME, AGE AND ADDRESS OF EXECUTIVE      HELD WITH        AND LENGTH OF
OFFICER                                 REGISTRANT       TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------      ----------       ------------    -------------------------------------------
Ronald E. Robison (63)                  President and    President       Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment               Director         since 2001      Morgan Stanley Investment Management Inc.; Director and
Management Inc.                                                          President of various U.S. registered investment companies
1221 Avenue of the Americas                                              managed by Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                       previously, Managing Director and Chief Operating Officer
                                                                         of TCW Investment Management Company.

Stefanie V. Chang (36)                  Vice President   Vice            Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment                                President       and Morgan Stanley Investment Management Inc.; formerly,
Management Inc.                                          since 1997      practiced law with the New York law firm of Rogers & Wells
1221 Avenue of the Americas                                              (now Clifford Chance US LLP); Vice President of certain
New York, NY 10020                                                       funds in the Fund Complex.

Lorraine Truten (41)                    Vice President   Vice            Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment                                President       Inc.; Head of Global Client Services, Morgan Stanley
Management Inc.                                          since 2001      Investment Management Inc.; President, Morgan Stanley Fund
1221 Avenue of the Americas                                              Distribution, Inc. formerly, President of Morgan Stanley
New York, NY 10020                                                       Institutional Fund Trust; Vice President of certain funds
                                                                         in the Fund Complex.

Mary E. Mullin (35)                     Secretary        Secretary       Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment                                since 1999      Morgan Stanley Investment Management Inc.; formerly,
Management Inc.                                                          practiced law with the New York law firms of McDermott,
1221 Avenue of the Americas                                              Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
New York, NY 10020                                                       Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                   Treasurer        Treasurer       Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment                                since 2002      and Morgan Stanley Investment Management Inc. and Treasurer
Management Inc.                                                          of various U.S. registered investment companies managed by
1221 Avenue of the Americas                                              Morgan Stanley Investment Management Inc.; formerly, with
New York, NY 10020                                                       Price Waterhouse LLP (now PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                   Assistant        Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.       Treasurer        Treasurer       Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                                        since           Company); formerly Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                                    2001            (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                                                         certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                          THE UNIVERSAL INSTITUTIONAL FUND, INC.

                                          Annual Report - December 31, 2002

INVESTMENT ADVISER AND ADMINISTRATOR            LEGAL COUNSEL
Morgan Stanley Asset Management                 Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas                     1675 Broadway
New York, New York 10020                        New York, New York 10019-5820

DISTRIBUTOR                                     INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated               Ernst & Young LLP
1221 Avenue of the Americas                     200 Clarendon Street
New York, New York 10020                        Boston, Massachusetts 02116-5072

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                    Annual Report -- December 31, 2002


High Yield Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

High Yield Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Gaming/Leisure                  11.4%
Forest Products                  8.3%
Energy                           7.2%
Chemicals                        6.4%
Media - Diversified Media        6.1%
Other                           60.6%
                               100.0

TOP FIVE HOLDINGS**

                                                   PERCENT OF
ISSUE                           INDUSTRY           NET ASSETS
---------------------------------------------------------------
Waste Management, Inc.
  7.125%, 10/1/07               Services              2.5%
Allied Waste North America,
  Series B 8.875%, 4/1/08       Services              1.4
Nextel Communications, Inc.
  10.65%, 9/15/07               Wireless              1.4
Harrah's Operating Co., Inc.
  8.00%, 2/1/11                 Gaming/Leisure        1.3
HMH Properties, Series A
  7.875%, 8/1/05                Gaming/Leisure        1.2

**Excludes short-term investments.

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX

                              TOTAL RETURNS(2)
                    ---------------------------------------
                                  AVERAGE         AVERAGE
                                   ANNUAL          ANNUAL
                        ONE          FIVE           SINCE
                       YEAR         YEARS    INCEPTION(3)
-----------------------------------------------------------
Portfolio             (7.13)%       (2.33)%          0.15%
Index(1)               3.10          1.44            3.21

(1) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Monthly Comparative Yields

                                                       PORTFOLIO            CS FIRST BOSTON
                                                                                  INDEX
1/2/1997                                                $10,000                   $10,000
12/31/1997                                              $11,353                   $11,265
12/31/1998                                              $16,802                   $11,330
12/31/1999                                              $12,744                   $11,702
12/31/2000                                              $11,394                   $11,092
12/31/2001                                              $10,869                   $11,772
12/31/2002                                              $10,093                   $12,087

* Commenced operations on January 2, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.


The High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

For the year ended December 31, 2002, the Portfolio had a total return of -7.13% compared to 3.10% for the CS First Boston High Yield Index (the "Index"). The Portfolio's 30-day SEC yield at December 31, 2002, was 10.34%.

MARKET REVIEW

The high yield market experienced another disappointing year during 2002 with low returns, continued high default rates and increased volatility. After a favorable start to the year as a consequence of stronger than expected economic growth, rising equity prices and asset class inflows, the market turned down strongly during the second and third quarters. Well publicized accounting scandals at WorldCom, Adelphia and other notable companies devastated investor confidence and led to huge declines in equity markets and significant underperformance for most corporate bonds. The tide turned during the fourth quarter, however as the equity market rallied, investor confidence improved and the economy showed signs of stabilizing. With high yield bonds looking much more attractive, asset flows turned positive for the market as the year came to a close. The spread of the Index reflected the volatile nature of the asset class during the year; the Index's yield spread versus U.S. Treasuries was at 868 basis points at the start of 2002, reached an all time peak of 1,116 basis points during October and then tightened to 947 basis points by year end.

Last year was characterized by a wide dispersion of returns between the various industry sectors. Industries that performed well included gaming/leisure, consumer products, broadcasting, media and forest products, all of which returned above 10%. The worst sector was the airline industry, which was devastated due to the bankruptcy filings of two major airlines along with the continued low demand for both business and leisure travel. In addition, the cable industry was hit hard by many defaults in European cable companies along with falling asset valuations that began with the accounting fraud and the bankruptcy filing at Adelphia. Other industries that experienced steep declines were telecommunications, utilities and wireless communications.

Certain security selections in utilities, cable, telecommunications and broadcasting along with our overweight allocations to cable and telecom were the main reasons for our underperformance during the year. As mentioned earlier, telecommunications and cable issues had disastrous years due to deteriorating industry fundamentals and high default rates. In utilities, our security selection suffered from a focus on investment-grade issues which, as it turned out, actually underperformed most lower-rated issues in the same sector. On the positive side, our underweight positions in utilities and airlines and an overweight position in broadcasting helped relative performance, as did favorable security selection decisions within the financial sector.

Over the course of the year, we decreased our exposure to both the cable and telecommunications sectors and no longer have overweight allocations relative to the Index. In addition, we increased our exposure to some of the cyclical sectors including manufacturing, transportation and chemicals. As we enter 2003, our main sector overweights include media, manufacturing, chemicals and energy, while our main underweights include consumer products, retailing, utilities and services sectors. We believe the utility sector will continue to face challenges as a result of declining credit fundamentals. Our underweights in consumer products and retailing are due to the lack of competitive companies that can survive in the current environment.

MARKET OUTLOOK

Despite the year end 2002 rally, high yield spreads are trading near historically wide levels. These yield spreads offer very attractive value relative to underlying fundamentals. After a period of rising defaults, there is some evidence that default rates have started to decline. Corporate America's renewed focus on repairing balance sheets provides support for the view that the credit cycle might be turning more positive. Recent improvement in most economic data and an extremely accommodative monetary policy are helping to bolster investor confidence, and could prompt a continuation of the recent positive trend in asset class flows. Together, these factors could provide the spark for improved performance within the high yield asset class in the coming year.

January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         High Yield Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                            FACE
                                                          AMOUNT                VALUE
                                                           (000)                (000)
-------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (93.2%)
AEROSPACE (0.5%)
  Air Canada
    10.25%, 3/15/11                                    $     373             $    209
=====================================================================================
CABLE (4.7%)
  British Sky Broadcasting plc
    6.875%, 2/23/09                                          213                  217
    8.20%, 7/15/09                                           460                  497
  Callahan Nordrhein-Westfalen
    14.00%, 7/15/10                                          580(a)                22
  Charter Communications Holdings
    0.00%, 1/15/11                                           203(b)                53
    10.25%, 1/15/10                                          319                  142
    11.75%, 5/15/11                                           75                   19
  EchoStar DBS Corp.
    9.375%, 2/1/09                                           455                  481
  Pegasus Communications Corp., Series B
    9.75%, 12/1/06                                            62                   33
    11.125%, 7/15/11                                         117                  107
    12.50%, 8/1/07                                            42                   22
  Quebcor Media, Inc.
    13.75%, 7/15/11                                          129                   73
  Satelites Mexicanos S.A., Series B
    10.13%, 11/1/04                                          465                  178
  Telewest Communications plc
    9.875%, 4/15/09                                  GBP     495                  113
-------------------------------------------------------------------------------------
                                                                                1,957
=====================================================================================
CHEMICALS (6.4%)
  Acetex Corp.
    10.875%, 8/1/09                                    $     167                  176
  Avecia Group plc
    11.00%, 7/1/09                                           170                  133
  Equistar Chemicals LP/Equistar Funding Corp.
    10.125%, 9/1/08                                          242                  220
    FMC Corp.
    10.25%, 11/1/09                                          128(c)               138
  Huntsman ICI Chemicals
    10.125%, 7/1/09                                          418                  347
    10.125%, 7/1/09                                  EUR     200                  161
  ISP Chemco, Inc.
    10.25%, 7/1/11                                     $     155                  160
  ISP Holdings
    10.625%, 12/15/09                                        402                  350
  Lyondell Chemical Co.
    9.50%, 12/15/08                                          158                  147
  Lyondell Chemical Co., Series A
    9.625%, 5/1/07                                           165                  158
  Messer Griesheim GmbH
    10.375%, 6/1/11                                  EUR     320                  356
  Millennium America, Inc.
    7.00%, 11/15/06                                    $     125                  120
    9.25%, 6/15/08                                           180                  187
-------------------------------------------------------------------------------------
                                                                                2,653
=====================================================================================
ENERGY (7.2%)
  BRL Universal Equipment Co.
    8.875%, 2/15/08                                    $     295             $    307
  Chesapeake Energy Corp.
    8.125%, 4/1/11                                           385                  396
  El Paso Energy Partners Finance Corp.
    10.625%, 12/1/12                                         193(c)               198
  Hanover Equipment Trust 2001 A
    8.50%, 9/1/08                                            205(c)               200
  Hanover Equipment Trust 2001 B
    8.75%, 9/1/11                                            150(c)               145
  Husky Oil Ltd.
    8.90%, 8/15/28                                           454(b)               501
  Magnum Hunter Resources, Inc.
    9.60%, 3/15/12                                           147                  157
  Pemex Project Funding Master Trust
    9.125%, 10/13/10                                         125                  143
  Stone Energy Corp.
    8.25%, 12/15/11                                          160                  166
  Tesoro Petroleum Corp.
    9.625%, 4/1/12                                           429                  279
  Vintage Petroleum, Inc.
    7.875%, 5/15/11                                           75                   73
    9.75%, 6/30/09                                           315                  328
  Westport Resources Corp.
    8.25%, 11/1/11                                            60(c)                63
-------------------------------------------------------------------------------------
                                                                                2,956
=====================================================================================
FINANCIAL (2.6%)
  Aetna, Inc.
    7.875%, 3/1/11                                           275                  309
  Anthem Insurance Co., Inc.
    9.125%, 4/1/10                                           165(c)               198
  Health Net, Inc.
    8.375%, 4/15/11                                          215                  248
  iStar Financial, Inc.
    8.75%, 8/15/08                                           290                  309
-------------------------------------------------------------------------------------
                                                                                1,064
=====================================================================================
FOOD & DRUG (0.5%)
  CA FM Lease Trust
    8.50%, 7/15/17                                           207(c)               226
=====================================================================================
FOOD/TOBACCO (1.8%)
  Michael Foods, Inc., Series B
    11.75%, 4/1/11                                           227                  254
  Smithfield Foods, Inc.
    7.625%, 2/15/08                                          500                  488
-------------------------------------------------------------------------------------
                                                                                  742
=====================================================================================
FOREST PRODUCTS (8.3%)
  Abitibi-Consolidated, Inc.
    8.55%, 8/1/10                                            155                  172
    8.85%, 8/1/30                                             70                   75
  Indah Kiat Finance Mauritius
    10.00%, 7/1/07                                           335(a)                85

    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                          AMOUNT                VALUE
                                                           (000)                (000)
-------------------------------------------------------------------------------------
FOREST PRODUCTS (CONT'D)
  MDP Acquisitions plc
    10.125%, 10/1/12                                 EUR     312             $    337
  Norampac, Inc.
    9.50%, 2/1/08                                      $     376                  395
  Owens-Illinois, Inc.
    7.35%, 5/15/08                                           210                  195
    7.50%, 5/15/10                                           380                  350
  Pacifica Papers, Inc.
    10.00%, 3/15/09                                          391                  413
  Pindo Deli Finance Mauritius
    10.75%, 10/1/07                                          240(a)                55
  Pliant Corp.
    13.00%, 6/1/10                                           206                  188
  Riverwood International Corp.
    10.875%, 4/1/08                                          248                  249
  Tekni-plex, Inc.
    12.75%, 6/15/10                                          123(c)               115
  Tekni-plex, Inc., Series B
    12.75%, 6/15/10                                           97                   91
  Tembec Industries, Inc.
    7.75%, 3/15/12                                           200                  194
    8.50%, 2/1/11                                            495                  499
-------------------------------------------------------------------------------------
                                                                                3,413
=====================================================================================
GAMING/LEISURE (11.4%)
  Harrah's Operating Co., Inc.
    7.875%, 12/15/05                                         315                  334
    8.00%, 2/1/11                                            475                  547
  Hilton Hotels Corp.
    7.95%, 4/15/07                                           243                  253
  HMH Properties, Series A
    7.875%, 8/1/05                                           520                  512
  HMH Properties, Series B
    7.875%, 8/1/08                                            16                   15
  Horseshoe Gaming Holding, Series B
    8.625%, 5/15/09                                          444                  472
  International Game Technology
    8.375%, 5/15/09                                          445                  494
  Park Place Entertainment
    7.875%, 12/15/05                                         115                  117
    8.50%, 11/15/06                                          195                  207
    9.375%, 2/15/07                                          233                  248
  Prime Hospitality Corp.
    8.375%, 5/1/12                                           316                  307
  Starwood Hotels & Resorts Worldwide, Inc.
    7.375%, 5/1/07                                            85(c)                84
    7.875%, 5/1/12                                           427(c)               423
  Station Casinos, Inc.
    8.375%, 2/15/08                                          110                  117
    8.875%, 12/1/08                                          320                  333
    9.875%, 7/1/10                                            15                   16
  Venetian Casino Resort
    11.00%, 6/15/10                                          209(c)               218
-------------------------------------------------------------------------------------
                                                                                4,697
=====================================================================================
HEALTH CARE (6.1%)
  AmerisourceBergen Corp.
    8.125%, 9/1/08                                     $     318             $    339
  Fisher Scientific International, Inc.
    7.125%, 12/15/05                                         185                  188
    9.00%, 2/1/08                                             88                   92
  Fresenius Medical Capital Trust II
    7.875%, 2/1/08                                           353                  348
    HCA, Inc.
    6.91%, 6/15/05                                           450                  473
    7.69%, 6/15/25                                            90                   89
    8.75%, 9/1/10                                            271                  312
HEALTHSOUTH Corp.
    7.625%, 6/1/12                                            97                   80
  Manor Care, Inc.
    8.00%, 3/1/08                                             81                   86
  Omnicare, Inc., Series B
    8.125%, 3/15/11                                          219                  235
  Tenet Healthcare Corp.
    6.50%, 6/1/12                                            333                  301
-------------------------------------------------------------------------------------
                                                                                2,543
=====================================================================================
HOUSING (4.8%)
  CB Richard Ellis Services, Inc.
    11.25%, 6/15/11                                          295                  272
  Louisana-Pacific Corp.
    8.875%, 8/15/10                                           45                   48
    10.875%, 11/15/08                                        361                  388
  Nortek, Inc.
    9.25%, 3/15/07                                            56                   58
  Schuler Homes, Inc.
    9.375%, 7/15/09                                          340                  347
  Technical Olympic USA, Inc.
    9.00%, 7/1/10                                            211(c)               204
    10.375%, 7/1/12                                          206(c)               195
  Toll Brothers, Inc.
    8.25%, 2/1/11                                            485                  487
-------------------------------------------------------------------------------------
                                                                                1,999
=====================================================================================
INFORMATION TECHNOLOGY (1.9%)
  Fairchild Semiconductor International, Inc.
    10.375%, 10/1/07                                         109                  114
    10.50%, 2/1/09                                           150                  162
  Flextronics International Ltd.
    9.875%, 7/1/10                                           165                  178
  Flextronics International Ltd., Series B
    8.75%, 10/15/07                                           25                   26
  Iron Mountain, Inc.
    7.75%, 1/15/15                                            85                   85
  Solectron Corp.
  Zero Coupon, 11/20/20                                      415                  210
-------------------------------------------------------------------------------------
                                                                                  775
=====================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         High Yield Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                            FACE
                                                          AMOUNT                VALUE
                                                           (000)                (000)
-------------------------------------------------------------------------------------
MANUFACTURING (5.4%)
  Brand Services, Inc.
    12.00%, 10/15/12                                   $     122(c)          $    128
  Case Corp., Series B
    6.25%, 12/1/03                                           130                  126
  Case Credit Corp.
    6.125%, 2/15/03                                          130                  129
  Eagle - Picher Industries, Inc.
    9.375%, 3/1/08                                           235                  166
  Flowserve Corp.
    12.25%, 8/15/10                                          233                  253
  Foamex International, Inc.
    10.75%, 4/1/09                                           296(c)               207
  Johnsondiversey, Inc.
    9.625%, 5/15/12                                  EUR      62(c)                66
    9.625%, 5/15/12                                    $     189(c)               199
  Manitowoc Co., Inc. (The)
    10.375%, 5/15/11                                 EUR     264                  274
    10.50%, 8/1/12                                     $      75(c)                78
  NMHG Holding Co.
    10.00%, 5/15/09                                          154                  154
  Trimas Corp.
    9.875%, 6/15/12                                          276(c)               273
  Tyco International Group SA
    6.75%, 2/15/11                                           178                  168
-------------------------------------------------------------------------------------
                                                                                2,221
=====================================================================================
MEDIA - BROADCAST (3.0%)
  Interep National Radio Sales
    10.00%, 7/1/08                                           224                  175
  Nextmedia Operating, Inc.
    10.75%, 7/1/11                                           315                  331
  Salem Communications Holding Corp., Series B
    9.00%, 7/1/11                                            320                  335
  TV Azteca S.A. de C.V., Series B
    10.50%, 2/15/07                                          440                  398
-------------------------------------------------------------------------------------
                                                                                1,239
=====================================================================================
MEDIA - DIVERSIFIED MEDIA (5.9%)
  Alliance Atlantis Communications, Inc.
    13.00%, 12/15/09                                         362                  395
  AOL Time Warner, Inc.
    6.875%, 5/1/12                                           380                  401
  Corus Entertainment, Inc.
    8.75%, 3/1/12                                             28                   30
  Donnelley (R.H) Finance Corp.
    8.875%, 12/15/10                                          63(c)                67
    10.875%, 12/15/12                                        150(c)               163
  Hollinger Participation Trust, PIK
    12.125%, 11/15/10                                        316(b,c)             297
  Mail-Well, Inc.
    9.625%, 3/15/12                                          322                  286
  Muzak LLC
    9.875%, 3/15/09                                          203                  166
  News America, Inc.
    7.75%, 1/20/24                                     $     105             $    105
  Primedia, Inc.
    8.875%, 5/15/11                                          345                  312
  Six Flags, Inc.
    8.875%, 2/1/10                                           245                  230
-------------------------------------------------------------------------------------
                                                                                2,452
=====================================================================================
METALS (2.8%)
  Glencore Nickel Property Ltd.
    9.00%, 12/1/14                                           110(a)                26
  Murrin Murrin Holdings Ltd.
    9.375%, 8/31/07                                          730(a)               175
  National Steel Corp., Series D
    9.875%, 3/1/09                                           630(a)               245
  Oregon Steel Mills, Inc.
    10.00%, 7/15/09                                          200(c)               203
  Phelps Dodge
    8.75%, 6/1/11                                            272                  281
  Republic Engineered Steel
    10.00%, 8/16/09                                           59(d)                15
  Republic Technology International
    13.75%, 7/15/09                                          315(a,d)               7
  Ucar Finance, Inc.
    10.25%, 2/15/12                                          267                  213
-------------------------------------------------------------------------------------
                                                                                1,165
=====================================================================================
RETAIL (0.8%)
  Gap, Inc.
    8.80%, 12/15/08                                          128                  139
  Penney (JC) Co., Inc.
    6.875%, 10/15/15                                          30                   26
    7.60%, 4/1/07                                             40                   41
    9.00%, 8/1/12                                            127(c)               129
-------------------------------------------------------------------------------------
                                                                                  335
=====================================================================================
SERVICES (4.2%)
  Allied Waste North America, Series B
    8.875%, 4/1/08                                           577                  585
  Encompass Services Corp.
    10.50%, 5/1/09                                           165(a)                 3
  Waste Management, Inc.
    6.875%, 5/15/09                                            5                    5
    7.125%, 10/1/07                                          930                1,015
    7.125%, 12/15/17                                         125                  128
    7.65%, 3/15/11                                             5                    6
-------------------------------------------------------------------------------------
                                                                                1,742
=====================================================================================
SOVEREIGN (1.9%)
  Federative Republic of Brazil
    11.00%, 1/11/12                                          180                  120
  Federative Republic of Brazil, C Bond, PIK
    8.00%, 4/15/14                                           123                   81
  Republic of Colombia
    9.75%, 4/23/09                                           235                  242

    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                          AMOUNT                VALUE
                                                           (000)                (000)
-------------------------------------------------------------------------------------
SOVEREIGN (CONT'D)

  United Mexican States
    8.375%, 1/14/11                                    $     305             $    344
-------------------------------------------------------------------------------------
                                                                                  787
=====================================================================================
TELECOMMUNICATIONS (2.2%)
  Esprit Telecom Group
    11.00%, 6/15/08                                  DEM     307(a,d)              --@
  Exodus Communications, Inc.
    11.625%, 7/15/10                                   $     499(a,d)              30
  Focal Communications Corp., Series B
    11.875%, 1/15/10                                         506(a)                10
    12.125%, 2/15/08                                         118(a)                 2
  Global Crossing Holdings Ltd.
    8.70%, 8/1/07                                            630(a)                19
    9.50%, 11/15/09                                          155(a)                 5
    9.625%, 5/15/08                                          305(a)                 9
  Globix Corp., PIK
    11.00%, 5/1/08                                           116(c)                83
  KPNQwest, Convertible, PIK
    10.00%, 3/15/12                                  EUR      --@(a)               --@
  Maxcom Telecomunicaciones
    10.00%, 3/1/07                                     $     255(d)                76
  Metromedia Fiber Network
    10.00%, 12/15/09                                         645(a,d)               2
  Primus Telecommunications Group, Inc.
    11.25%, 1/15/09                                          275                  162
  PSINet, Inc.
    11.00%, 8/1/09                                           147(a)                 4
  PSINet, Inc., Series B
    10.00%, 2/15/05                                          759(a)                23
  RCN Corp.
    9.80%, 2/15/08                                           233(b)                43
    11.125%, 10/15/07                                        681(b)               150
  Rhythms NetConnections, Inc., Series B
    0.00%, 5/15/08                                           857(a,b,d)            --@
    14.00%, 2/15/10                                          525(a,d)              --@
  Song Networks NV
    11.875%, 12/1/09                                 EUR     110(a)                17
    12.375%, 2/1/08                                          120(a)                19
    13.00%, 5/15/09                                          310(a)                47
  Viatel, Inc.
    0.00%, 4/15/08                                     $     715(a,b,d)             2
  WorldCom, Inc.
    6.95%, 8/15/28                                            85(a)                20
    8.25%, 5/15/31                                           705(a)               166
  XO Communications, Inc.
    0.00%, 4/15/08                                           525(a,b)               1
    10.75%, 11/15/08                                         260(a)                --@
    0.00%, 6/1/09                                            200(a,b)              --@
-------------------------------------------------------------------------------------
                                                                                  890
=====================================================================================
TRANSPORTATION (6.1%)
  ArvinMeritor, Inc.
    8.75%, 3/1/12                                            204                  215
  Autonation, Inc.
    9.00%, 8/1/08                                            246                  248
  Collins & Aikman Corp.
    10.75%, 12/31/11                                   $     310             $    296
    11.50%, 4/15/06                                           93                   78
  Dana Corp.
    9.00%, 8/15/11                                           205                  198
    9.00%, 8/15/11                                   EUR     120                  112
  Dura Operaing Corp.
    8.625%, 4/15/12                                    $     250                  252
  Ford Motor Credit Co.
    7.25%, 10/25/11                                          295                  287
  Intermet Corp.
    9.75%, 6/15/09                                           362                  325
  Lear Corp., Series B
    8.11%, 5/15/09                                           311                  329
  Metaldyne Corp.
    11.00%, 6/15/12                                          241                  197
-------------------------------------------------------------------------------------
                                                                                2,537
=====================================================================================
UTILITIES (1.6%)
  Calpine Corp.
    8.50%, 2/15/11                                           291                  126
  Dynegy Holdings, Inc.
    6.875%, 4/1/11                                           285                   97
  Monongahela Power Co.
    5.00%, 10/1/06                                           240                  232
  PSEG Energy Holdings
    8.625%, 2/15/08                                          233                  194
-------------------------------------------------------------------------------------
                                                                                  649
=====================================================================================
WIRELESS (3.1%)
  American Cellular Corp.
    9.50%, 10/15/09                                          397                   75
  Centennial Cellular Corp.
    10.75%, 12/15/08                                         153                   83
  Nextel Communications, Inc.
    10.65%, 9/15/07                                          585                  559
  PTC International Finance II B.V.
    11.25%, 12/1/09                                  EUR     205                  228
  SBA Communications Corp.
    10.25%, 2/1/09                                     $      92                   49
    0.00%, 3/1/08                                            286(b)               152
  Triton PCS, Inc.
    8.75%, 11/15/11                                          179                  145
-------------------------------------------------------------------------------------
                                                                                1,291
=====================================================================================
    TOTAL FIXED INCOME SECURITIES (COST $48,661)                               38,542
=====================================================================================

                                                          SHARES
COMMON STOCKS (0.3%)
TELEPHONE SERVICES (0.3%)
    Globix Corp.                                          12,959(e)                26
    Motient Corp.                                         31,592(e)                96
    Song Networks Holding AB ADR                           8,496(d,e)              --@
    Viatel Holding (Bermuda) Ltd.                          2,199(d,e)              --@
-------------------------------------------------------------------------------------
    TOTAL COMMON STOCKS (COST $347)                                               122
=====================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         High Yield Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                                VALUE
                                                          SHARES                (000)
-------------------------------------------------------------------------------------
PREFERRED STOCKS (2.8%)
MEDIA - BROADCAST (0.5%)
  Paxson Communications Corp., PIK, 9.75%                      6(c)          $     23
  Paxson Communications Corp., PIK, 13.25%                    32                  166
-------------------------------------------------------------------------------------
                                                                                  189
=====================================================================================
MEDIA - DIVERSIFIED MEDIA (0.2%)
  Primedia, Inc. 9.20%                                       741                   46
  Primedia, Inc., Series D, 10.00%                           783                   51
-------------------------------------------------------------------------------------
                                                                                   97
=====================================================================================
TELECOMMUNICATIONS (0.2%)
  Broadwing Communications, Inc.,
    Series B, 12.50%                                         598                   53
  Intermedia Communications, Inc.,
    Series B, PIK, 13.50%                                    112                    5
  Maxcom Telecomunicaciones
    Class A                                               40,800(d,e)              --@
    Class B1                                               2,515(d,e)              --@
    Class N1                                              52,620(d,e)               1
  McLeod USA, Inc., Class A, 2.50%                         3,153                   13
  XO Communications, Inc., 14.00%                          5,455(e)                --@
  XO Communications, Inc., Series F, 13.50%                  461(e)                --@
-------------------------------------------------------------------------------------
                                                                                   72
=====================================================================================
UTILITIES (0.8%)
  TNP Enterprises, Inc., Series D, PIK, 14.50%               525                  341
=====================================================================================
WIRELESS (1.1%)
  Crown Castle International Corp. PIK 12.75%                  1                   --@
  Dobson Communications PIK, 13.00%                          368                  177
  Nextel Communications, Inc., Series D,
  PIK, 13.00%                                                305                  289
-------------------------------------------------------------------------------------
                                                                                  466
=====================================================================================
  TOTAL PREFERRED STOCKS (COST $2,580)                                          1,165
=====================================================================================

                                                          NO. OF
                                                        WARRANTS
-------------------------------------------------------------------------------------
WARRANTS (0.1%)
MEDIA - BROADCAST (0.0%)
  Paxson Communications Corp.,
    expiring 6/30/03                                       1,280(c,e)              --@
  XM Satellite Radio, Inc.,
    expiring 3/15/10                                         346(e)                --@
-------------------------------------------------------------------------------------
                                                                                   --@
=====================================================================================
METALS (0.0%)
  Republic Technology International,
    expiring 7/15/09                                       3,150(c,e)              --@
=====================================================================================
TELECOMMUNICATIONS (0.0%)
  Maxcom Telecomunicaciones S.A. de
    CV, expiring 4/01/07                                   4,000(d,e)              --@
  McLeod USA, Inc., expiring 4/16/07                       6,966(e)                 3
-------------------------------------------------------------------------------------
                                                                                    3
=====================================================================================
UTILITIES (0.1%)
  SW Acquisition, expiring 4/01/11                           570(c,e)              14
=====================================================================================
WIRELESS (0.0%)
  Occidente y Caribe, expiring 3/15/04                    36,050(c,e)              --@
=====================================================================================
  TOTAL WARRANTS (COST $33)                                                        17
=====================================================================================

                                                            FACE
                                                          AMOUNT                VALUE
                                                           (000)                (000)
SHORT - TERM INVESTMENTS (1.9%)
REPURCHASE AGREEMENT (1.6%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03                        $     665(f)          $    665
=====================================================================================
U.S. TREASURY SECURITIES (0.3%)
  U.S. Treasury Bill 1.19%, 1/16/03                          130                  130
=====================================================================================
  TOTAL SHORT - TERM INVESTMENTS (COST $795)                                      795
=====================================================================================
TOTAL INVESTMENTS (98.3%) (COST $52,416)                                       40,641
=====================================================================================

                                                          AMOUNT
                                                           (000)
-------------------------------------------------------------------------------------
OTHER ASSETS (2.3%)
    Interest Receivable                                $     950
    Due From Broker                                            8
    Receivable for Fund Shares Sold                            3
    Other                                                      1                  962
=====================================================================================
LIABILITIES (-0.6%)
    Net Unrealized Loss on Forward Foreign
      Currency Contracts                                    (124)
    Payable For Fund Shares Redeemed                         (42)
    Investment Advisory Fees Payable                         (29)
    Bank Overdraft Payable                                   (18)
    Shareholder Reporting Expense Payable                    (18)
    Administrative Fees Payable                              (10)
    Professional Fees Payable                                 (6)
    Custodian Fees Payable                                    (2)
    Directors' Fees and Expenses Payable                      (2)                (251)
=====================================================================================
NET ASSETS (100%)                                                            $ 41,352
=====================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 7,335,607 outstanding $0.001
      par value shares
      (authorized 500,000,000 shares)                                        $   5.64
=====================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                              $ 72,707
Undistributed (Distributions in Excess of) Net
  Investment Income                                                              (334)
Accumulated Net Realized Gain (Loss)                                          (18,942)
Unrealized Appreciation (Depreciation) on Investments,
  Foreign Currency Translations and Futures Contracts                         (12,079)
-------------------------------------------------------------------------------------
NET ASSETS                                                                   $ 41,352
=====================================================================================

    The accompanying notes are an integral part of the financial statements.

(a)  -- Security is in default.
(b) -- Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
(c)  -- 144A Security - certain conditions for public sale may exist.
(d) -- Security valued at fair value - see note A-1 to financial statements. At December 31, 2002, the Portfolio held $133,000 of fair valued securities, representing 0.3% of net assets.
(e)  -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    -- Face amount or Value is less than $500.
ADR  -- American Depositary Receipt
DEM  -- German Mark
EUR  -- Euro
GBP  -- British Pound
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                            NET
                                                                         UNREALIZED
                                                NOTIONAL                    GAIN
                                   NUMBER OF     VALUE      EXPIRATION     (LOSS)
                                   CONTRACTS     (000)         DATE         (000)
-----------------------------------------------------------------------------------
SHORT:

 5 Year U.S. Treasury Note              67      $  7,588     Mar-03      $     (131)

 10 Year U.S. Treasury Note             15         1,725     Mar-03             (51)
-----------------------------------------------------------------------------------
                                                                         $     (182)
===================================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                         NET
 CURRENCY                                     IN                      UNREALIZED
    TO                                     EXCHANGE                      GAIN
 DELIVER         VALUE      SETTLEMENT       FOR           VALUE        (LOSS)
  (000)          (000)         DATE         (000)          (000)         (000)
--------------------------------------------------------------------------------
 EUR 1,500     $  1,573       1/24/03     US$  1,455    $  1,455      $     (118)
 GBP    85          137       1/21/03     US$    131         131              (6)
--------------------------------------------------------------------------------
               $  1,710                                 $  1,586      $     (124)
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         High Yield Portfolio

Statement of Operations

                                                                      YEAR ENDED
                                                               DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                              $  4,287
  Dividends                                                                  119
--------------------------------------------------------------------------------
    Total Income                                                           4,406
--------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                   226
  Administrative Fees                                                        114
  Shareholder Reporting                                                       44
  Professional Fees                                                           30
  Custodian Fees                                                               6
  Directors' Fees and Expenses                                                 2
  Other                                                                       28
--------------------------------------------------------------------------------
    Total Expenses                                                           450
--------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                            (88)
--------------------------------------------------------------------------------
    Net Expenses                                                             362
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               4,044
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                       (16,128)
  Foreign Currency Transactions                                             (375)
  Futures Contracts                                                         (164)
--------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                             (16,667)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                              9,434
  Foreign Currency Translations                                             (138)
  Futures Contracts                                                         (181)
--------------------------------------------------------------------------------
    Change in Unrealized Appreciation (Depreciation)                       9,115
--------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
    APPRECIATION (DEPRECIATION)                                           (7,552)
--------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS                                                        $ (3,508)
================================================================================

Statement of Changes in Net Assets

                                                                    YEAR ENDED          YEAR ENDED
                                                             DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                         (000)               (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $  4,044            $  6,004
  Net Realized Gain (Loss)                                             (16,667)             (1,230)
  Change in Unrealized Appreciation (Depreciation)                       9,115              (7,495)
---------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                                   (3,508)             (2,721)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                 (3,962)             (5,946)
  Return of Capital                                                        (79)                 --
---------------------------------------------------------------------------------------------------
    Total Distributions                                                 (4,041)             (5,946)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                            20,354              22,378
  Distributions Reinvested                                               4,041               5,946
  Redeemed                                                             (27,916)            (20,905)
---------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                                   (3,521)              7,419
---------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              (11,070)             (1,248)
---------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of Period                                                   52,422              53,670
---------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions
    in excess of) net investment income of $(334)
    and $(85), respectively)                                          $ 41,352            $ 52,422
---------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------
    Shares Subscribed                                                    3,146               2,786
    Shares Issued on Distributions Reinvested                              717                 885
    Shares Redeemed                                                     (4,317)             (2,627)
---------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                 (454)              1,044
===================================================================================================

     The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected Per Share Data and Ratios

                                                                                        YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  2002#          2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  6.73       $  7.96        $ 10.24        $ 10.35        $ 10.59
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     0.57          0.87           1.10           0.80           0.63
  Net Realized and Unrealized Gain (Loss)                         (1.05)        (1.24)         (2.18)         (0.07)         (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              (0.48)        (0.37)         (1.08)          0.73           0.50
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                           (0.60)        (0.86)         (1.20)         (0.84)         (0.62)
  Net Realized Gain                                                  --            --             --             --          (0.12)
  Return of Capital                                               (0.01)           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.61)        (0.86)         (1.20)         (0.84)         (0.74)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  5.64       $  6.73        $  7.96        $ 10.24        $ 10.35
===================================================================================================================================
TOTAL RETURN                                                      (7.13)%       (4.61)%       (10.59)%         7.10%          4.80%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $41,352       $52,422        $53,670        $59,840        $33,059
Ratio of Expenses to Average Net Assets                            0.80%         0.80%          0.80%          0.80%          0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets        8.95%        10.78%         11.10%          8.70%          8.42%
Portfolio Turnover Rate                                              73%           47%            37%            28%            48%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)           $  0.01       $  0.00+       $  0.02        $  0.03        $  0.03
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                 0.99%         0.83%          1.04%          1.11%          1.15%
    Net Investment Income (Loss) to Average Net Assets             8.76%        10.75%         10.86%          8.40%          8.07%
-----------------------------------------------------------------------------------------------------------------------------------

+   Amount is less than $0.005 per share
# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding

     The accompanying notes are an integral part of the financial statement

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   At December 31, 2002 the net assets of the Portfolio were partially comprised of foreign denominated securities. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                               FROM $500
               FIRST $500     MILLION TO       MORE THAN
PORTFOLIO         MILLION     $1 BILLION      $1 BILLION
---------------------------------------------------------
High Yield           0.50%          0.45%           0.40%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $1,889 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $582 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                     (000)
                  ----------------------------------------------
                   2002 DISTRIBUTIONS       2001 DISTRIBUTIONS
                       PAID FROM:                PAID FROM:
                  ----------------------  ----------------------
                  ORDINARY    RETURN OF    ORDINARY    RETURN OF
PORTFOLIO           INCOME      CAPITAL      INCOME      CAPITAL
----------------------------------------------------------------
High Yield         $3,962       $ 79         $5,946      $--

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                    NET
   COST   APPRECIATION    DEPRECIATION     DEPRECIATION
  (000)          (000)           (000)            (000)
--------------------------------------------------------
$52,525         $1,962        $(13,846)        $(11,884)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $12,378,000 of which $357,000 will expire on December 31, 2007, $918,000 will expire on December 31, 2008, $1,274,000 will expire on December 31, 2009, and $9,829,000 will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carry-forward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003 for U.S. Federal income tax purposes, post-October capital losses of $6,484,000, and post-October currency losses of $159,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $31,143,000 and $34,361,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2002.

At December 31, 2002, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
HIGH YIELD PORTFOLIO

We have audited the accompanying statement of net assets of the High Yield Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

Federal Tax Information (Unaudited)

For the year ended December 31, 2002, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 3.0%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                              TERM OF                                    NUMBER OF
                                POSITION(S)   OFFICE AND                                 PORTFOLIOS IN
                                HELD          LENGTH OF                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF        WITH          TIME           PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER DIRECTORSHIPS HELD
DIRECTOR                        REGISTRANT    SERVED*        DURING PAST 5 YEARS         DIRECTOR**       BY DIRECTOR
------------------------------  ------------  -------------  --------------------------  ---------------  -------------------------
John D. Barrett II (67)         Director      Director       Chairman and Director of    71               Director of the Ashforth
565 Fifth Avenue                              since 1996     Barrett Associates, Inc.                     Company (real estate).
New York, NY 10017                                           (investment counseling).

Thomas P. Gerrity (61)          Director      Director       Professor of Management,    71               Director, ICG Commerce,
219 Grays Lane                                since 2001     formerly, Dean, Wharton                      Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                                          School of Business,                          Reliance Group Holdings,
                                                             University of                                Inc., CVS Corporation and
                                                             Pennsylvania; formerly,                      Knight-Ridder, Inc.
                                                             Director, IKON Office
                                                             Solutions, Inc., Fiserv,
                                                             Digital Equipment
                                                             Corporation, Investor
                                                             Force Holdings, Inc. and
                                                             Union Carbide Corporation.

Gerard E. Jones (65)            Director      Director       Of Counsel, Shipman &       72               Director of Tractor
Shipman & Goodwin, LLP                        since 1996     Goodwin, LLP (law firm).                     Supply Company, Tiffany
43 Arch Street                                                                                            Foundation, Fairfield
Greenwich, CT 06830                                                                                       County Foundation and The
                                                                                                          India Magnum Fund Ltd.

Joseph J. Kearns (60)           Director      Director       Investment consultant;      71               Director, Electro Rent
6287 Via Escondido                            since 2001     formerly, CFO of                             Corporation and The Ford
Malibu, CA 90265                                             The J. Paul Getty Trust.                     Family Foundation.

Vincent R. McLean (71)          Director      Director       Formerly, Executive Vice    71               Director, Banner Life
702 Shackamaxon Drive                         since 2001     President, Chief                             Insurance Co.; William
Westfield, NJ 07090                                          Financial Officer,                           Penn Life Insurance
                                                             Director and Member of                       Company of New York.
                                                             the Executive Committee
                                                             of Sperry Corporation
                                                             (now part of Unisys
                                                             Corporation).

C. Oscar Morong, Jr. (67)       Director      Director       Managing Director,          71               Trustee of the mutual
1385 Outlook Drive West                       since 2001     Morong Capital                               funds in the
Mountainside, NJ 07092                                       Management; formerly,                        Smith Barney/CitiFunds
                                                             Senior Vice President                        fund complex.
                                                             and Investment
                                                             Manager for CREF,
                                                             TIAA-CREF Investment
                                                             Management, Inc.
                                                             (investment management);
                                                             formerly, Director, The
                                                             Indonesia Fund (mutual
                                                             fund).

William G. Morton, Jr. (65)     Director      Director       Chairman Emeritus and       71               Director of Radio Shack
304 Newbury Street, #560                      since 2000     former Chief Executive                       Corporation (electronics).
Boston, MA 02115                                             Officer of Boston Stock
                                                             Exchange.

Michael Nugent (66)             Director      Director       General Partner, Triumph    194              Director of various
c/o Triumph Capital, L.P.                     since 2001     Capital, L.P. (private                       business organizations;
237 Park Avenue                                              investment partnership);                     Chairman of the Insurance
New York, NY 10017                                           formerly, Vice President,                    Committee and Director
                                                             Bankers Trust Company                        or Trustee of the retail
                                                             and BT Capital Corporation.                  families of funds advised
                                                                                                          by Morgan Stanley
                                                                                                          Investment Advisors Inc.

Fergus Reid (70)                Director      Director       Chairman and Chief          72               Trustee and Director of
85 Charles Colman Blvd.                       since 1996     Executive Officer of                         approximately 30
Pawling, NY 12564                                            Lumelite Plastics                            investment companies in
                                                             Corporation.                                 the JPMorgan Funds
                                                                                                          complex managed by
                                                                                                          JPMorgan Investment
                                                                                                          Management Inc.,
                                                                                                          Director of The India
                                                                                                          Magnum Fund Ltd.

Interested Directors:

                                              TERM OF                                    NUMBER OF
                                POSITION(S)   OFFICE AND                                 PORTFOLIOS IN
                                HELD          LENGTH OF                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF        WITH          TIME           PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER DIRECTORSHIPS HELD
DIRECTOR                        REGISTRANT    SERVED*        DURING PAST 5 YEARS         DIRECTOR**       BY DIRECTOR
------------------------------  ------------  -------------  --------------------------  ---------------  -------------------------
Barton M. Biggs (70)            Chairman      Chairman       Chairman, Director and      72               Member of the Yale
1221 Avenue of the Americas     and           and            Managing Director of                         Development
New York, NY 10020              Director      Director       Morgan Stanley Investment                    Board
                                              since 1996     Management Inc. and
                                                             Chairman and Director of
                                                             Morgan Stanley Investment
                                                             Management Limited;
                                                             Managing Director of
                                                             Morgan Stanley & Co.
                                                             Incorporated; Director and
                                                             Chairman of the Board of
                                                             various U.S. registered
                                                             companies managed by Morgan
                                                             Stanley Investment
                                                             Management Inc.

Ronald E. Robison (63)          President     President      President and Trustee;      72
1221 Avenue of the Americas     and           and            Chief Global Operations
New York, NY 10020              Director      Director       Officer and Managing
                                              since 2001     Director of Morgan Stanley
                                                             Investment Management Inc.;
                                                             Managing Director of
                                                             Morgan Stanley & Co.
                                                             Incorporated; formerly,
                                                             Managing Director and
                                                             Chief Operating Officer of
                                                             TCW Investment Management
                                                             Company; Director and
                                                             President of various funds
                                                             in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Officers:

                                                                        TERM OF OFFICE
                                                  POSITION(S) HELD      AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER        WITH REGISTRANT       TIME SERVED*        YEARS
----------------------------------------------    ------------------    -----------------   --------------------------------------
Ronald E. Robison (63)                            President and         President since     Chief Global Operations Officer and
Morgan Stanley Investment Management Inc.         Director              2001                Managing Director of Morgan Stanley
1221 Avenue of the Americas                                                                 Investment Management Inc.; Director
New York, NY 10020                                                                          and President of various U.S.
                                                                                            registered investment companies
                                                                                            managed by Morgan Stanley Investment
                                                                                            Management Inc.; previously, Managing
                                                                                            Director and Chief Operating Officer
                                                                                            of TCW Investment Management Company.

Stefanie V. Chang (36)                            Vice President        Vice President      Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.                               since 1997          Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas                                                                 Investment Management Inc.; formerly,
New York, NY 10020                                                                          practiced law with the New York law
                                                                                            firm of Rogers & Wells (now Clifford
                                                                                            Chance US LLP); Vice President of
                                                                                            certain funds in the Fund Complex.

Lorraine Truten (41)                              Vice President        Vice President      Executive Director of Morgan Stanley
Morgan Stanley Investment Management Inc.                               since 2001          Investment Management Inc.; Head of
1221 Avenue of the Americas                                                                 Global Client Services, Morgan Stanley
New York, NY 10020                                                                          Investment Management Inc.; President,
                                                                                            Morgan Stanley Fund Distribution, Inc.
                                                                                            formerly, President of Morgan Stanley
                                                                                            Institutional Fund Trust; Vice
                                                                                            President of certain funds in the
                                                                                            Fund Complex.

Mary E. Mullin (35)                               Secretary             Secretary since     Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                               1999                Incorporated and Morgan Stanley
1221 Avenue of the Americas                                                                 Investment Management Inc.; formerly,
New York, NY 10020                                                                          practiced law with the New York law
                                                                                            firms of McDermott, Will & Emery and
                                                                                            Skadden, Arps, Slate, Meagher &
                                                                                            Flom LLP; Secretary of certain funds
                                                                                            in the Fund Complex.

James W. Garrett (34)                             Treasurer             Treasurer since     Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.                               2002                Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas                                                                 Investment Management Inc. and
New York, NY 10020                                                                          Treasurer of various U.S. registered
                                                                                            investment companies managed by Morgan
                                                                                            Stanley Investment Management Inc.;
                                                                                            formerly, with Price Waterhouse LLP
                                                                                            (now PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                             Assistant             Assistant           Fund Administration Senior Manager,
J.P. Morgan Investor Services Co.                 Treasurer             Treasurer since     J.P. Morgan Investor Services Co.
73 Tremont Street                                                       2001                (formerly, Chase Global Funds Services
Boston, MA 02108-3913                                                                       Company); formerly Senior Auditor at
                                                                                            Price Waterhouse LLP (now
                                                                                            PricewaterhouseCoopers LLP); Assistant
                                                                                            Treasurer of certain funds in the
                                                                                            Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                         Annual Report -- December 31, 2002

International Magnum Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                               Annual Report - December 31, 2002

International Magnum Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Other                     35.2%
United Kingdom            23.6%
Japan                     18.3%
Switzerland                9.6%
France                     8.5%
Netherlands                4.8%

TOP FIVE HOLDINGS**

                                                     PERCENT OF
SECURITY                            COUNTRY          NET ASSETS
---------------------------------------------------------------
GlaxoSmithKline plc                 United Kingdom          3.2%
Vodafone Group plc                  United Kingdom          2.7
Nestle S.A.                         Switzerland             2.5
TotalFinaElf S.A.                   France                  2.3
Aventis S.A.                        France                  1.9

** Excludes short-term investments.

TOP FIVE INDUSTRIES

                                    VALUE            PERCENT OF
INDUSTRY                            (000)            NET ASSETS
---------------------------------------------------------------
Pharmaceuticals                   $ 7,475                  10.7%
Banks                               6,416                   9.2
Oil & Gas                           5,239                   7.5
Food Products                       3,324                   4.8
Chemicals                           2,669                   3.8

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX

                                           TOTAL RETURNS(2)
                              -------------------------------------------
                                            AVERAGE
                                             ANNUAL
                                  ONE          FIVE      AVERAGE ANNUAL
                                 YEAR         YEARS    SINCE INCEPTION(3)
-------------------------------------------------------------------------
Portfolio                      (16.81)%       (4.32)%        (2.47)%
Index(1)                       (15.94)        (2.89)         (1.97)

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3) Commenced operations on January 2, 1997.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                       PORTFOLIO                INDEX
1/2/1997                                $10,000                $10,000
12/31/1997                              $10,731                $10,280
12/31/1998                              $11,694                $12,336
12/31/1999                              $14,640                $15,662
12/31/2000                              $12,817                $13,443
12/31/2001                              $10,345                $10,561
12/31/2002                               $8,605                 $8,877


* Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -16.81% compared to -15.94% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

This past year was the third consecutive year of negative returns for equity markets. Nearly every market in the Index saw double-digit declines, over the course of the year, as investors worried about the state of the global economy as well as revelations of corporate malfeasance and bankruptcies, which dominated the headlines. Aside from an end of year fourth quarter cyclical rally, defensive sectors again proved to be relative safe havens for most of the year. Household & personal products (+9.0% USD) and food, beverage & tobacco (+5.1% USD) were the sole positive performers within the Index for the year. Telecommunication, media and technology stocks were again the laggards, followed closely by insurance companies, which fell on ongoing concerns about their solvency levels. For the year, information technology stocks were the clear losers (-39.1% USD), followed closely by insurance (-38.4% USD), media (-32.1%
USD) and telecommunication services (-22.9% USD).

International markets outperformed those of the U.S. during the year, with the S&P 500 Index return of -22.1%. The severe market performance of 2002 has been particularly surprising given a benign environment in which global gross domestic product growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity cast a cloud over risky assets and induced further flights to quality.

During most of the year, the Portfolio was positioned defensively in order to minimize losses incurred from the volatility of the markets. We began the year with an underweighting to Europe and Pacific ex-Japan and a neutral positioning in Japan. By midyear, we had increased the Portfolio's exposure to Japan to be overweight relative to the Index as that market had among the most attractive valuations within the EAFE universe. At the start of the fourth quarter, we realigned the Portfolio to incorporateour more bullish outlook for the cyclically sensitive sectors. At this time, we scaled back the Portfolio's exposure to Japan, which had enjoyed substantial appreciation over the course of the year. Assets were redeployed to Europe, with the focus on cyclical sec tors and companies that we felt were attractively valued. At year end, the Portfolio was approximately market weight in Europe, slightly underweight to Japan and Pacific ex-Japan, and maintained a small cash position. The Portfolio's allocation posture over the course of the year contributed to the overall return. Adding exposure to Japan, during the first part of the year, contributed to overall returns as Japan was the top performing EAFE region for the year. Likewise, adding to Europe while scaling back from Japan during the fourth quarter benefited the Portfolio as Europe gained steam and outperformed all EAFE regions, while Japan was the relative underperformer. Stock selection contributed to performance over the course of the year. Specifically, remaining underweight to European information technology companies was the single largest contributor to performance. Likewise, an overweight to and stock selection within European consumer staples, stock selection in European financials and information technology companies, and stock selection in Japanese consumer discretionary, materials and industrial companies added to returns. The main detractors from performance were the substantial flows of cash experienced by the Portfolio, particularly during the fourth quarter when markets began to rebound. Additionally, the Portfolio's stock selection within European health care as well as stock selection and an overweight to Japanese information technology companies detracted from results.

MARKET OUTLOOK

A positive fourth quarter was a welcome relief from what has been a difficult year for equity investors. The global economic outlook, however, remains mixed. Japan's economic policy makers remain lethargic and are showing few signs of true stimulus or reform, while within Europe the German economy continues to weaken and there remains the possibility of a housing price bubble bursting in the UK. However, a stimulative monetary policy spearheaded by the U.S. Federal Reserve shows commitment to avoiding global deflation and the Bush administration's economic stimulus plans should bolster both U.S. and global growth. We continue to believe that a cyclical recovery will gain steam in 2003. We believe that investor fears of global deflation and a possible "triple-dip" are overrated and valuations, especially in the telecommunications and pharmaceuticals sectors are very compelling. Finally, international investments for dollar-based investors may benefit in the coming months from a likely appreciation of non-U.S. currencies relative to the dollar.

January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         International Magnum Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                                    VALUE
                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------
COMMON STOCKS (82.7%)
AUSTRALIA (2.2%)
  Australia and New Zealand Banking Group
    Ltd.                                                            9,700      $       94
  BHP Billiton Ltd.                                                35,043             199
  Commonwealth Bank of Australia                                    9,700             147
  Foster's Group Ltd.                                              48,000             121
  M.I.M. Holdings Ltd.                                            199,900             169
  National Australia Bank Ltd.                                      9,580             171
  News Corp., Ltd.                                                 29,000             187
  Qantas Airways Ltd.                                              45,000              97
  Rio Tinto Ltd.                                                    9,850             188
  Westpac Banking Corp., Ltd.                                      16,700             129
-----------------------------------------------------------------------------------------
                                                                                    1,502
=========================================================================================
BELGIUM (0.9%)
  Fortis                                                           21,943             384
  Solvay S.A.                                                       3,898             269
-----------------------------------------------------------------------------------------
                                                                                      653
=========================================================================================
CHINA/HONG KONG (2.1%)
  Cathay Pacific Airways Ltd.                                      54,000              74
  Cheung Kong Holdings Ltd.                                        21,400             139
  China Mobile (Hong Kong) Ltd.                                    41,600(a)           99
  Esprit Holdings Ltd.                                             58,000              98
  Henderson Land Development Co., Ltd.                             52,000             156
  Hutchison Whampoa Ltd.                                           32,870             206
  Johnson Electric Holdings Ltd.                                  186,000             204
  Li & Fung Ltd.                                                  122,400             116
  SmarTone Telecommunications Holdings Ltd.                       127,800             142
  Sun Hung Kai Properties Ltd.                                     25,300             150
  Television Broadcasts Ltd.                                       26,000              82
-----------------------------------------------------------------------------------------
                                                                                    1,466
=========================================================================================
DENMARK (0.4%)
  Danisco A/S                                                       3,318             113
  Danske Bank A/S                                                   7,900             131
-----------------------------------------------------------------------------------------
                                                                                      244
=========================================================================================
FINLAND (2.1%)
  Nokia Oyj                                                        49,479             787
  Sampo Oyj, Class A                                               51,167             390
  Stora Enso Oyj                                                   24,290             256
-----------------------------------------------------------------------------------------
                                                                                    1,433
=========================================================================================
FRANCE (8.5%)
  Alcatel S.A.                                                     36,776             161
  Aventis S.A.                                                     24,375           1,326
  BNP Paribas S.A.                                                 16,632             678
  Cie De Saint-Gobain                                              12,857             377
  Groupe Danone                                                     2,879             388
  JC Decaux S.A.                                                      229(a)            3
  L'Oreal S.A.                                                      1,715             131
  LVMH Moet Hennessy Louis Vuitton S.A.                             3,089             127
  Neopost S.A.                                                      3,447(a)          111
  Sanofi-Synthelabo S.A.                                            3,144             192
  Schneider Electric S.A.                                           8,378             397
  Societe Generale, Class A                                         5,240             305
  TotalFinaElf S.A.                                                11,323      $    1,618
  Unibail                                                           1,862             133
-----------------------------------------------------------------------------------------
                                                                                    5,947
=========================================================================================
GERMANY (2.0%)
  Deutsche Bank AG                                                  8,332             384
  Deutsche Telekom AG                                              24,200             311
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)                                    2,110             252
  Schering AG                                                       1,745              76
  Siemens AG                                                        5,991             255
  Volkswagen AG                                                     3,212             116
-----------------------------------------------------------------------------------------
                                                                                    1,394
=========================================================================================
ITALY (2.9%)
  Eni S.p.A.                                                       22,642             360
  Mediaset S.p.A.                                                  17,534             134
  Parmalat Finanziaria S.p.A.                                      47,985             114
  Snam Rete Gas S.p.A.                                            100,673             343
  Telecom Italia Mobile S.p.A.                                     48,740             223
  Telecom Italia S.p.A.                                            22,556             171
  Telecom Italia S.p.A. (Non-voting)                               67,727             342
  UniCredito Italiano S.p.A.                                       82,953             332
-----------------------------------------------------------------------------------------
                                                                                    2,019
=========================================================================================
JAPAN (18.3%)
  Amada Co., Ltd.                                                  46,000             125
  Canon, Inc.                                                      10,000             376
  Casio Computer Co., Ltd.                                         35,000             195
  Dai Nippon Printing Co., Ltd.                                    19,000             210
  Daicel Chemical Industries Ltd.                                  70,000             197
  Daifuku Co., Ltd.                                                55,000             165
  Daikin Industries Ltd.                                           20,000             317
  Denki Kagaku Kogyo KK                                            76,000             166
  East Japan Railway Co.                                               55             273
  FamilyMart Co., Ltd.                                             12,100             237
  Fuji Machine Manufacturing Co.                                   11,400             108
  Fuji Photo Film Co., Ltd.                                        12,000             391
  Fujitec Co., Ltd.                                                17,000              88
  Fujitsu Ltd.                                                     51,000             146
  Furukawa Electric Co., Ltd. (The)                                36,000              75
  Hitachi Capital Corp.                                            21,600             259
  Hitachi High-Technologies Corp.                                   6,000              74
  Hitachi Ltd.                                                     54,000             207
  House Foods Corp.                                                14,000             132
  Kaneka Corp.                                                     46,000             246
  Kurita Water Industries Ltd.                                     23,000             231
  Kyocera Corp.                                                     4,400             256
  Kyudenko Corp.                                                   16,000              60
  Lintec Corp.                                                     17,000             133
  Matsushita Electric Industrial Co., Ltd.                         31,000             305
  Minebea Co., Ltd.                                                40,000             139
  Mitsubishi Chemical Corp.                                        75,000(a)          150
  Mitsubishi Corp.                                                 40,000             244
  Mitsubishi Estate Co., Ltd.                                      34,000             259
  Mitsubishi Heavy Industries Ltd.                                 89,000             217
  Mitsubishi Logistics Corp.                                       13,000              63
  Mitsubishi Tokyo Financial Group, Inc.                                3              16

    The accompanying notes are an integral part of the financial statements.

                                                                                    VALUE
                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------
JAPAN (CONT'D)
  Mitsumi Electric Co., Ltd.                                       18,200      $      166
  Nagase & Co., Ltd.                                               21,000              94
  NEC Corp.                                                        40,000             150
  Nifco, Inc.                                                      16,000             174
  Nintendo Co., Ltd.                                                3,700             345
  Nippon Meat Packers, Inc.                                        15,000             150
  Nippon Telegraph & Telephone Corp.                                   75             272
  Nissan Motor Co., Ltd.                                           52,000             405
  Nissha Printing Co., Ltd.                                         8,000              50
  Nisshinbo Industries, Inc.                                       25,000              87
  Obayashi Corp.                                                   68,000             151
  Ono Pharmaceutical Co., Ltd.                                      9,000             272
  Ricoh Co., Ltd.                                                  22,000             361
  Rinnai Corp.                                                      5,800             132
  Rohm Co., Ltd.                                                    1,300             165
  Ryosan Co., Ltd.                                                 12,800             129
  Sangetsu Co., Ltd.                                                3,000              49
  Sanki Engineering Co, Ltd.                                        6,000              29
  Sankyo Co., Ltd.                                                 21,000             263
  Sanwa Shutter Corp.                                              43,000             116
  Sekisui Chemical Co., Ltd.                                       41,000             106
  Sekisui House Ltd.                                               32,000             226
  Shin-Etsu Polymer Co., Ltd.                                      33,000             139
  Sony Corp.                                                        8,400             351
  Suzuki Motor Corp.                                               23,000             250
  TDK Corp.                                                         6,100             246
  Toho Co., Ltd.                                                    6,800              65
  Tokyo Electric Power Co., Inc.                                   14,500             275
  Toshiba Corp.                                                    96,000(a)          301
  Toyota Motor Corp.                                               15,000             403
  Tsubakimoto Chain Co.                                            69,000             163
  Yamaha Corp.                                                     25,000             231
  Yamanouchi Pharmaceutical Co., Ltd.                              14,000             406
-----------------------------------------------------------------------------------------
                                                                                   12,782
=========================================================================================
NETHERLANDS (4.8%)
  Akzo Nobel N.V.                                                  11,809             375
  Gucci Group N.V.                                                  1,027              94
  Heineken N.V.                                                    13,719             536
  ING Groep N.V.                                                   21,921             371
  Koninklijke (Royal) KPN N.V.                                     37,133(a)          242
  Koninklijke (Royal) Philips Electronics N.V.                     29,731             521
  Royal Dutch Petroleum Co.                                        22,160             976
  Unilever N.V.                                                     3,883             239
-----------------------------------------------------------------------------------------
                                                                                    3,354
=========================================================================================
NORWAY (0.8%)
  Gjensidige NOR ASA                                                3,927             129
  Statoil ASA                                                      38,117             322
  Telenor ASA                                                      36,984             141
-----------------------------------------------------------------------------------------
                                                                                      592
=========================================================================================
PORTUGAL (0.4%)
  Brisa Auto-Estradas de Portugal S.A.                             24,560             136
  Portugal Telecom S.A.                                            22,205             153
-----------------------------------------------------------------------------------------
                                                                                      289
=========================================================================================
SINGAPORE (1.6%)
  CapitaLand Ltd.                                                 105,000      $       67
  City Developments Ltd.                                           31,000              74
  DBS Group Holdings Ltd.                                          14,793              94
  Neptune Orient Lines Ltd.                                       179,000(a)           95
  Sembcorp Industries Ltd.                                        120,000              54
  Sembcorp Logistics Ltd.                                          53,000              48
  Singapore Airlines Ltd.                                          29,000             171
  United Overseas Bank Ltd.                                        21,082             143
  Venture Corp., Ltd.                                              43,000             345
-----------------------------------------------------------------------------------------
                                                                                    1,091
=========================================================================================
SPAIN (1.6%)
  Amadeus Global Travel Distribution S.A.                          78,649             324
  Banco Popular Espanol S.A.                                        1,780              73
  Gas Natural SDG S.A.                                              7,365             140
  Telefonica S.A.                                                  66,743(a)          598
-----------------------------------------------------------------------------------------
                                                                                    1,135
=========================================================================================
SWEDEN (0.9%)
  Assa Abloy AB, Class B                                           14,028             161
  Nordea AB                                                        61,008             270
  Securitas AB, Class B                                             8,516             102
  Swedish Match AB                                                 15,508             122
-----------------------------------------------------------------------------------------
                                                                                      655
=========================================================================================
SWITZERLAND (9.6%)
  Adecco S.A.                                                       3,099             121
  Converium Holding AG                                              6,105(a)          296
  Credit Suisse Group                                              15,219(a)          330
  Holcim Ltd., Class B                                              2,165             393
  Kaba Holdings AG                                                    413              77
  Nestle S.A. (Registered)                                          8,198           1,739
  Novartis AG (Registered)                                         34,860           1,273
  Roche Holding AG (Registered)                                     6,750             471
  Schindler Holding AG (Registered)                                 1,338             252
  Syngenta AG                                                       9,930             575
  UBS AG (Registered)                                              20,266(a)          986
  Zurich Financial Services AG                                      1,506             141
-----------------------------------------------------------------------------------------
                                                                                    6,654
=========================================================================================
UNITED KINGDOM (23.6%)
  Allied Domecq plc                                               106,841             683
  Amvescap plc                                                     28,146             180
  AstraZeneca plc                                                  27,365             979
  Aviva plc                                                        50,794             362
  BAE Systems plc                                                 103,346             206
  Barclays plc                                                    106,515             661
  BOC Group plc                                                    17,160             245
  BP plc                                                          107,620             740
  British American Tobacco plc                                     49,814             498
  Cadbury Schweppes plc                                            72,215             450
  Compass Group plc                                                40,503             215
  Diageo plc                                                       32,944             358
  GlaxoSmithKline plc                                             115,520           2,218
  GUS plc                                                          15,470             144
  Hays plc                                                        352,561             527
  HMV Group plc                                                    44,309(a)           85
  HSBC Holdings plc                                                69,701             771

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         International Magnum Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                                    VALUE
                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
  Invensys plc                                                    519,404      $      441
  J. Sainsbury plc                                                 38,126             171
  Lloyds TSB Group plc                                             79,690             573
  National Grid Transco plc                                        19,582             144
  Reed Elsevier plc                                                84,301             722
  Rentokil Initial plc                                            211,945             751
  Rolls-Royce plc                                                 147,535             254
  Shell Transport & Trading Co. plc                               185,598           1,223
  Smiths Group plc                                                 23,012             258
  Vodafone Group plc                                            1,026,418           1,872
  William Hill plc                                                 48,700             178
  WPP Group plc                                                    68,333             522
-----------------------------------------------------------------------------------------
                                                                                   16,431
=========================================================================================
  TOTAL COMMON STOCKS (COST $67,055)                                               57,641
=========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (13.4%)
REPURCHASE AGREEMENT (13.4%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
    (COST $9,316)                                              $    9,316(b)        9,316
=========================================================================================
FOREIGN CURRENCY (0.3%)
  Australian Dollar                    AUD                             22              12
  British Pound                        GBP                             71             114
  Euro                                 EUR                              7               7
  Japanese Yen                         JPY                          5,884              50
  Norwegian Krone                      NOK                              1              --@
  Singapore Dollar                     SGD                             18              11
  Swedish Krona                        SEK                             11               1
  Swiss Franc                          CHF                              2               2
-----------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $195)                                                  197
=========================================================================================
TOTAL INVESTMENTS (96.4%) (COST $76,566)                                           67,154
=========================================================================================

                                                                   AMOUNT
                                                                    (000)
-----------------------------------------------------------------------------------------
OTHER ASSETS (5.0%)
  Receivable for Portfolio Shares Sold                         $    1,770
  Due from Broker                                                   1,282
  Net Unrealized Gain on Foreign Currency Exchange Contracts          279
  Foreign Withholding Tax Reclaim Receivable                           83
  Dividends Receivable                                                 58
  Receivable for Investments Sold                                      46
  Other                                                                 1           3,519
=========================================================================================

                                                                   AMOUNT          AMOUNT
                                                                    (000)           (000)
-----------------------------------------------------------------------------------------
LIABILITIES (-1.4%)
  Payable for Portfolio Shares Redeemed                        $     (760)
  Investment Advisory Fees Payable                                    (95)
  Payable for Investments Purchased                                   (48)
  Bank Overdraft Payable                                              (28)
  Custodian Fees Payable                                              (26)
  Administrative Fees Payable                                         (16)
  Shareholder Reporting Expense Payable                               (15)
  Professional Fees Payable                                            (8)
  Directors' Fees and Expenses Payable                                 (3)     $     (999)
=========================================================================================
NET ASSETS (100%)                                                              $   69,674
=========================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 8,950,145 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                     $     7.78
=========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                $   90,675
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                  (140)
Accumulated Net Realized Gain (Loss)                                              (11,774)
Unrealized Appreciation (Depreciation) on Investments,
  Futures and Foreign Currency Translations                                        (9,087)
-----------------------------------------------------------------------------------------
NET ASSETS                                                                     $   69,674
=========================================================================================

(a) -- Non-income producing security.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
AUD -- Australian Dollar
CHF -- Swiss Franc
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
NOK -- Norwegian Krone
SEK -- Swedish Krona
SGD -- Singapore Dollar

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                      NET
                                NUMBER    NOTIONAL                 UNREALIZED
                                  OF        VALUE    EXPIRATION   GAIN (LOSS)
                               CONTRACTS    (000)       DATE         (000)
-----------------------------------------------------------------------------
LONG:
  DJ Euro Stoxx Index              97       $2,439       Mar-03          $(46)
  FTSE 100 Index                   56        3,528       Mar-03            83
  Hang Seng Index                   6          357       Jan-03           (12)
  TOPIX Index                       7          492       Mar-03           (11)
-----------------------------------------------------------------------------
                                                                          $14
=============================================================================

    The accompanying notes are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                  IN                       NET
     TO                                  EXCHANGE                 UNREALIZED
   DELIVER        VALUE    SETTLEMENT      FOR          VALUE     GAIN (LOSS)
    (000)         (000)       DATE        (000)         (000)       (000)
------------------------------------------------------------------------------
AUD         79   $     44   1/13/03   US$         44   $     44      $     --@
CHF          1          1   1/13/03   US$          1          1            --@
EUR      6,932      7,258   3/13/03   US$      6,992      6,992          (266)
EUR        828        867   3/13/03   US$        843        843           (24)
EUR        629        658   3/13/03   US$        646        646           (12)
GBP        619        992   3/13/03   US$        978        978           (14)
GBP        400        641   3/13/03   US$        632        632            (9)
GBP      4,501      7,214   3/13/03   US$      7,048      7,048          (166)
GBP        395        633   3/13/03   US$        628        628            (5)
JPY      5,517         47   3/13/03   US$         45         45            (2)
JPY     88,605        748   3/13/03   US$        721        721           (27)
JPY    303,665      2,563   3/13/03   US$      2,470      2,470           (93)
JPY    155,117      1,309   3/13/03   US$      1,262      1,262           (47)
JPY     83,250        703   3/13/03   US$        694        694            (9)
US$      1,151      1,151   3/13/03   EUR      1,143      1,196            45
US$      5,579      5,579   3/13/03   EUR      5,546      5,806           227
US$      2,292      2,292   3/13/03   EUR      2,278      2,385            93
US$      1,732      1,732   3/13/03   EUR      1,713      1,793            61
US$      2,422      2,422   3/13/03   GBP      1,547      2,479            57
US$      4,229      4,229   3/13/03   GBP      2,704      4,334           105
US$      3,661      3,661   3/13/03   GBP      2,341      3,752            91
US$      2,469      2,468   3/13/03   GBP      1,577      2,527            59
US$      1,236      1,236   3/13/03   JPY    153,181      1,293            57
US$      2,984      2,984   3/13/03   JPY    366,577      3,094           110
US$        207        207   3/13/03   JPY     25,412        215             8
US$      1,187      1,187   3/13/03   JPY    145,350      1,227            40
US$         19         19   1/02/03   SGD         34         19            --@
US$         29         29   1/03/03   SGD         50         29            --@
------------------------------------------------------------------------------
                 $ 52,874                              $ 53,153      $    279
==============================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                      CLASSIFICATION -- DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                 PERCENT
                                                         VALUE    OF NET
INDUSTRY                                                 (000)    ASSETS
-------------------------------------------------------------------------
Automobiles                                          $   1,174       1.7%
Banks-@                                                  6,416       9.2
Beverages                                                1,698       2.4
Building Products                                          971       1.4
Chemicals                                                2,669       3.8
Commercial Services & Supplies                           2,163       3.1
Communications Equipment                                   948       1.4
Computers & Peripherals                                    761       1.1
Diversified Financials                                   1,194       1.7
Diversified Telecommunication Services                   2,230       3.2
Electronic Equipment & Instruments                       1,256       1.8
Food Products                                            3,324       4.8
Household Durables                                       2,231       3.2
Industrial Conglomerates                                   773       1.1
Insurance                                                1,441       2.1
Machinery                                                1,930       2.8
Media                                                    1,715       2.5
Office Electronics                                         848       1.2
Oil & Gas                                                5,239       7.5
Pharmaceuticals                                          7,475      10.7
Real Estate                                                978       1.4
Wireless Telecommunication Services                      2,336       3.3
Other                                                   17,384      25.0
-------------------------------------------------------------------------
                                                     $  67,154      96.4%
=========================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         International Magnum Portfolio

Statement of Operations

                                                                                                       YEAR ENDED
                                                                                                DECEMBER 31, 2002
                                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $112 foreign taxes withheld)                                                        $   1,171
  Interest                                                                                                    171
-----------------------------------------------------------------------------------------------------------------
    Total Income                                                                                            1,342
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                    559
  Administrative Fees                                                                                         181
  Custodian Fees                                                                                              146
  Shareholder Reporting                                                                                        36
  Professional Fees                                                                                            30
  Directors' Fees and Expenses                                                                                  4
  Other                                                                                                        18
-----------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                            974
-----------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                                                           (170)
-----------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                              804
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                  538
-----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                        (4,050)
  Futures                                                                                                 (1,655)
  Foreign Currency Transactions                                                                               234
-----------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                              (5,471)
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                             (5,010)
  Foreign Currency Translations                                                                               332
  Futures Contracts                                                                                          (38)
-----------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation (Depreciation)                                                      (4,716)
-----------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          (10,187)
-----------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     $ (9,649)
=================================================================================================================

Statement of Changes in Net Assets

                                                                                  YEAR ENDED           YEAR ENDED
                                                                           DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                       (000)                (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                     $     538            $     605
  Net Realized Gain (Loss)                                                            (5,471)             (4,803)
  Change in Unrealized Appreciation (Depreciation)                                    (4,716)             (7,634)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                   (9,649)            (11,832)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                 (756)               (302)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                      403,558              264,334
  Distributions Reinvested                                                               756                  302
  Redemptions                                                                       (383,042)           (261,283)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share
      Transactions                                                                    21,272                3,353
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                             10,867              (8,781)
NET ASSETS:
  Beginning of Period                                                                 58,807               67,588
-----------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of)
    net investment income of $(140) and $(157), respectively)                      $  69,674            $  58,807
-----------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                 46,410               25,566
    Shares Issued on Distributions Reinvested                                             99                   31
    Shares Redeemed                                                                  (43,777)            (25,116)
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                              2,732                  481
=================================================================================================================

     The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected Per Share Data and Ratios

                                                                                       YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  2002#           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  9.46        $ 11.78        $ 13.89        $ 11.23        $ 10.38
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     0.07           0.10           0.10           0.12           0.12
  Net Realized and Unrealized Gain (Loss)                         (1.66)         (2.37)         (1.81)          2.70           0.81
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              (1.59)         (2.27)         (1.71)          2.82           0.93
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                           (0.09)         (0.05)         (0.09)         (0.10)         (0.04)
  Net Realized Gain                                               --             --             (0.31)         (0.06)         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.09)         (0.05)         (0.40)         (0.16)         (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  7.78        $  9.46        $ 11.78        $ 13.89        $ 11.23
===================================================================================================================================
TOTAL RETURN                                                     (16.81)%       (19.29)%       (12.45)%        25.19%          8.97%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $69,674        $58,807        $67,588        $63,332        $44,062
Ratio of Expenses to Average Net Assets                            1.15%          1.16%          1.18%          1.16%          1.15%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                           N/A           1.15%          1.15%          1.15%           N/A
Ratio of Net Investment Income (Loss) to Average Net Assets        0.77%          0.97%          0.80%          1.10%          1.22%
Portfolio Turnover Rate                                              54%            48%            52%            59%            36%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)           $  0.02        $  0.02        $  0.04        $  0.05        $  0.06
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                 1.39%          1.34%          1.48%          1.67%          1.80%
    Net Investment Income (Loss) to Average Net Assets             0.53%          0.79%          0.50%          0.59%          0.58%
-----------------------------------------------------------------------------------------------------------------------------------

# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding

     The accompanying notes are an integral part of the financial statement

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and for-eign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   At December 31, 2002, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

   securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                            FROM $500
                             FIRST $500    MILLION TO       MORE THAN
PORTFOLIO                       MILLION    $1 BILLION      $1 BILLION
---------------------------------------------------------------------
International Magnum               0.80%         0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $2,224 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $1,830 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                              (000)
                       -----------------------------------------------------
                          2002 DISTRIBUTIONS           2001 DISTRIBUTIONS
                              PAID FROM:                   PAID FROM:
                       -------------------------   -------------------------
                       ORDINARY        LONG-TERM    ORDINARY       LONG-TERM
PORTFOLIO                INCOME     CAPITAL GAIN      INCOME    CAPITAL GAIN
----------------------------------------------------------------------------
International  Magnum    $756            $--           $302         $--

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                         (000)
                             ------------------------------
                             UNDISTRIBUTED    UNDISTRIBUTED
                                  ORDINARY        LONG-TERM
PORTFOLIO                           INCOME     CAPITAL GAIN
-----------------------------------------------------------
International Magnum             $142              $--

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                     NET
  COST        APPRECIATION   DEPRECIATION   DEPRECIATION
 (000)               (000)          (000)          (000)
--------------------------------------------------------
$78,235             $1,220       $(12,498)      $(11,278)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $9,021,000, of which, $5,279,000 will expire on December 31, 2009, and $3,742,000 will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $888,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $48,163,000 and $31,393,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002. During the year ended
December 31, 2002, the Portfolio incurred $497 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.-
INTERNATIONAL MAGNUM PORTFOLIO

We have audited the accompanying statement of net assets of the International Magnum Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Magnum Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

Federal Tax Information (Unaudited)

For the year ended December 31, 2002, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $112,000 and has derived gross income from sources within foreign countries in the amount of approximately $1,268,000.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                             TERM OF                                      NUMBER OF
                                             OFFICE AND                                   PORTFOLIOS IN
                                             LENGTH OF                                    FUND COMPLEX
NAME, AGE AND ADDRESS OF    POSITION(S) HELD TIME        PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    WITH REGISTRANT  SERVED*     PAST 5 YEARS                     DIRECTOR**    DIRECTOR
------------------------    ---------------  ----------  ------------------------------   ------------- ---------------------------
John D. Barrett II (67)     Director         Director    Chairman and Director of         71            Director of the Ashforth
565 Fifth Avenue                             since       Barrett Associates, Inc.                       Company (real estate).
New York, NY 10017                           1996        (investment counseling).

Thomas P. Gerrity (61)      Director         Director    Professor of Management,         71            Director, ICG Commerce,
219 Grays Lane                               since       formerly, Dean, Wharton                        Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                          2001        School of Business,                            Reliance Group Holdings,
                                                         University of Pennsylvania;                    Inc., CVS Corporation and
                                                         formerly, Director, IKON                       Knight-Ridder, Inc.
                                                         Office Solutions, Inc.,
                                                         Fiserv, Digital Equipment
                                                         Corporation, Investor Force
                                                         Holdings, Inc. and Union
                                                         Carbide Corporation.

Gerard E. Jones (65)        Director         Director    Of Counsel, Shipman &            72            Director of Tractor Supply
Shipman & Goodwin, LLP                       since       Goodwin, LLP (law firm).                       Company, Tiffany
43 Arch Street                               1996                                                       Foundation, Fairfield
Greenwich, CT 06830                                                                                     County Foundation and The
                                                                                                        India Magnum Fund Ltd.

Joseph J. Kearns (60)       Director         Director    Investment consultant;           71            Director, Electro Rent
6287 Via Escondido                           since       formerly, CFO of The J. Paul                   Corporation and The Ford
Malibu, CA 90265                             2001        Getty Trust.                                   Family Foundation.

Vincent R. McLean (71)      Director         Director    Formerly, Executive Vice         71            Director, Banner Life
702 Shackamaxon Drive                        since       President, Chief Financial                     Insurance Co.; William Penn
Westfield, NJ 07090                          2001        Officer, Director and Member                   Life Insurance Company of
                                                         of the Executive Committee                     New York.
                                                         of Sperry Corporation (now
                                                         part of Unisys Corporation).

C. Oscar Morong, Jr. (67)   Director          Director   Managing Director, Morong        71            Trustee of the mutual funds
1385 Outlook Drive West                       since      Capital Management;                            in the Smith
Mountainside, NJ 07092                        2001       formerly, Senior Vice                          Barney/CitiFunds fund
                                                         President and Investment                       complex.
                                                         Manager for CREF, TIAA-CREF
                                                         Investment Management, Inc.
                                                         (investment management);
                                                         formerly, Director, The
                                                         Indonesia Fund (mutual fund).

William G. Morton, Jr. (65) Director         Director    Chairman Emeritus and former     71            Director of Radio Shack
304 Newbury Street, #560                     since       Chief Executive Officer of                     Corporation (electronics).
Boston, MA 02115                             2000        Boston Stock Exchange.

Michael Nugent (66)         Director         Director    General Partner, Triumph         194           Director of various
c/o Triumph Capital, L.P.                    since       Capital, L.P. (private                         business organizations;
237 Park Avenue                              2001        investment partnership);                       Chairman of the Insurance
New York, NY 10017                                       formerly, Vice President,                      Committee and Director or
                                                         Bankers Trust Company and BT                   Trustee of the retail
                                                         Capital Corporation.                           families of funds advised
                                                                                                        by Morgan Stanley
                                                                                                        Investment Advisors Inc.

Fergus Reid (70)            Director         Director    Chairman and Chief Executive     72            Trustee and Director of
85 Charles Colman Blvd.                      since       Officer of Lumelite Plastics                   approximately 30 investment
Pawling, NY 12564                            1996        Corporation.                                   companies in the JPMorgan
                                                                                                        Funds complex managed by
                                                                                                        JPMorgan Investment
                                                                                                        Management Inc., Director
                                                                                                        of The India Magnum Fund
                                                                                                        Ltd.

Interested Directors:

                                             TERM OF                                      NUMBER OF
                                             OFFICE AND                                   PORTFOLIOS IN
                                             LENGTH OF                                    FUND COMPLEX
NAME, AGE AND ADDRESS OF    POSITION(S) HELD TIME        PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    WITH REGISTRANT  SERVED*     PAST 5 YEARS                     DIRECTOR**    DIRECTOR
------------------------    ---------------  ----------  ------------------------------   ------------- ---------------------------
Barton M. Biggs (70)        Chairman         Chairman    Chairman, Director and           72            Member of the Yale
1221 Avenue of the          and              and         Managing Director of Morgan                    Development Board
Americas                    Director         Director    Stanley Investment Management
New York, NY 10020                           since       Inc. and Chairman and
                                             1996        Director of Morgan Stanley
                                                         Investment Management
                                                         Limited; Managing Director of
                                                         Morgan Stanley & Co.
                                                         Incorporated; Director and
                                                         Chairman of the Board of
                                                         various U.S. registered
                                                         companies managed by Morgan
                                                         Stanley Investment Management
                                                         Inc.

Ronald E. Robison (63)      President        President   President and Trustee; Chief     72
1221 Avenue of the          and              and         Global Operations Officer and
Americas                    Director         Director    Managing Director of Morgan
New York, NY 10020                           since       Stanley Investment Management
                                             2001        Inc.; Managing Director of
                                                         Morgan Stanley & Co.
                                                         Incorporated; formerly,
                                                         Managing Director and Chief
                                                         Operating Officer of TCW
                                                         Investment Management
                                                         Company; Director and
                                                         President of various funds in
                                                         the Fund Complex.

---------------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at You may also retrieve this information on-line at the Securities and Exchange Commission's web site at 1-800-281-2715. "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Officers:

                                                            TERM OF OFFICE
NAME, AGE AND ADDRESS OF                POSITION(S) HELD    AND LENGTH OF
EXECUTIVE OFFICER                       WITH REGISTRANT     TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------        ----------------    --------------    -----------------------------------------------------
Ronald E. Robison (63)                  President and       President         Chief Global Operations Officer and Managing Director
Morgan Stanley Investment               Director            since             of Morgan Stanley Investment Management Inc.;
Management Inc.                                             2001              Director and President of various U.S. registered
1221 Avenue of the Americas                                                   investment companies managed by Morgan Stanley
New York, NY 10020                                                            Investment Management Inc.; previously, Managing
                                                                              Director and Chief Operating Officer of TCW
                                                                              Investment Management Company.

Stefanie V. Chang (36)                  Vice                Vice              Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment               President           President         Incorporated and Morgan Stanley Investment Management
Management Inc.                                             since 1997        Inc.; formerly, practiced law with the New York law
1221 Avenue of the Americas                                                   firm of Rogers & Wells (now Clifford Chance US LLP);
New York, NY 10020                                                            Vice President of certain funds in the Fund Complex.

Lorraine Truten (41)                    Vice                Vice              Executive Director of Morgan Stanley Investment
Morgan Stanley Investment               President           President         Management Inc.; Head of Global Client Services,
Management Inc.                                             since 2001        Morgan Stanley Investment Management Inc.; President,
1221 Avenue of the Americas                                                   Morgan Stanley Fund Distribution, Inc. formerly,
New York, NY 10020                                                            President of Morgan Stanley Institutional Fund Trust;
                                                                              Vice President of certain funds in the Fund Complex.

Mary E. Mullin (35)                     Secretary           Secretary         Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment                                   since             and Morgan Stanley Investment Management Inc.;
Management Inc.                                             1999              formerly, practiced law with the New York law firms
1221 Avenue of the Americas                                                   of McDermott, Will & Emery and Skadden, Arps, Slate,
New York, NY 10020                                                            Meagher & Flom LLP; Secretary of certain funds in the
                                                                              Fund Complex.

James W. Garrett (34)                   Treasurer           Treasurer         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment                                   since             Incorporated and Morgan Stanley Investment Management
Management Inc.                                             2002              Inc. and Treasurer of various U.S. registered
1221 Avenue of the Americas                                                   investment companies managed by Morgan Stanley
New York, NY 10020                                                            Investment Management Inc.; formerly, with Price
                                                                              Waterhouse LLP (now PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                   Assistant           Assistant         Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.       Treasurer           Treasurer         Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                           since             Services Company); formerly Senior Auditor at Price
Boston, MA 02108-3913                                       2001              Waterhouse LLP (now PricewaterhouseCoopers LLP);
                                                                              Assistant Treasurer of certain funds in the Fund
                                                                              Complex.

---------------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR           LEGAL COUNSEL
Morgan Stanley Asset Management                Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas                    1675 Broadway
New York, New York 10020                       New York, New York 10019-5820

DISTRIBUTOR                                    INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated              Ernst & Young LLP
1221 Avenue of the Americas                    200 Clarendon Street
New York, New York 10020                       Boston, Massachusetts 02116-5072

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]
                                         Annual Report -- December 31, 2002



Mid Cap Growth Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Mid Cap Growth Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Other                                   60.7%
Computer Services
 Software & Systems                     13.9%
Retail                                  11.6%
Financial Miscellaneous                  4.8%
Health Care Services                     4.6%
Electronics:
 Semi-Conductors/Components              4.4%

TOP FIVE HOLDINGS**

                                                                         PERCENT OF
SECURITY                         INDUSTRY                                NET ASSETS
------------------------------------------------------------------------------------
GTech Holdings Corp.             Casinos & Gambling                             2.8%
Varian Medical Systems, Inc.     Medical & Dental Instruments & Supplies        2.1
Pioneer Natural Resources Co.    Energy Miscellaneous                           1.7
Abercrombie & Fitch Co.          Retail                                         1.7
Medimmune, Inc.                  Drugs & Pharmaceuticals                        1.4

** Excludes short-term investments

PERFORMANCE COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX

                                          TOTAL RETURNS(3)
                                --------------------------------
                                     ONE         AVERAGE ANNUAL
                                    YEAR      SINCE INCEPTION(4)
----------------------------------------------------------------
Portfolio                       (31.16)%                (13.69)%
Russell Midcap Growth Index(1)  (27.41)                  (8.86)
S&P MidCap 400 Index(2)         (14.50)                   5.98

(1) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000 Growth Index.
(2) The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4) Commenced operations on October 18, 1999.

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                          RUSSELL MIDCAP       S&P MIDCAP 400
                        PORTFOLIO          GROWTH INDEX            INDEX
10/18/99*                $10,000             $10,000             $10,000
12/31/1999               $13,840             $14,525             $12,059
12/31/2000               $12,825             $12,818             $14,169
12/31/2001                $9,066             $10,235             $14,087
12/31/2002                $6,241              $7,430             $12,044

* Commenced operations on October 18, 1999.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2002, the Portfolio had a total return of -31.16% compared to -27.41% for the Russell Midcap Growth Index (the "Index") and -14.50% for the S&P MidCap 400 Index.

MARKET REVIEW

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. The new year began on a strong note, as investors were hopeful about the prospects for an economic recovery, but that optimism quickly dissipated amid a growing number of headline accounting and corporate governance scandals. The viability of many companies and even entire industry groups also came into question, as seven of the twelve largest U.S. bankruptcies ever took place during the year. Weak corporate profits, a slew of earnings warnings and misses, and a lack of encouraging forward guidance also contributed to market pessimism, as did investor concern about geo-political issues overseas, particularly in the Middle East. The macroeconomic picture did show some signs of improvement, as evidenced by four consecutive quarters of gross domestic product growth, and interest rates fell to their lowest levels in 40 years. However, concerns remained about the psychology of the consumer, especially in light of unemployment levels which hit an 8-year high of 6% and a sharp rise in energy prices.

The Portfolio's underperformance versus the Index was driven by stock selection. During the year, consumer discretionary represented the Portfolio's largest sector weighting and largest overweight versus the Index. Although stock selection slightly lagged that of this Index sector, the positive impact of the Portfolio's sector overweight more than compensated for it. Media, advertising and travel were particularly hard hit, and a number of the Portfolio's notable detractors fell within these areas. On a positive note, a number of individual holdings within areas such as gaming, discount and specialty retail, education and consumer services showed solid business momentum, which became reflected in their stock prices. The second half of the year represented a difficult environment for consumer oriented companies, and we have attempted to purchase for the Portfolio less economically sensitive stocks within the sector.

Stock selection was favorable within health care, which represented the Portfolio's second largest sector weighting during the year. There were a large number of poor performers within the sector, especially within biotechnology and pharmaceuticals, and the Portfolio generally benefited from its underweights in these areas during the first half of the year. In general, the Portfolio's better performing holdings were more stable growth companies. We added somewhat to biotechnology during the second half of the year, as valuations became more compelling, and news flow for a number of companies became more positive. At year end, the Portfolio maintained a slight sector underweight, and its exposure was diversified among biotech, health care services, and medical devices.

Technology was the worst performing sector for the year for both the Index and the Portfolio. Stock selection lagged the Index sector by a small extent, although the Portfolio's modest underweight had a slight offsetting positive impact. The sector was hurt by expectations at the beginning of the year for a strong second half recovery in information technology spending, which did not materialize. With few exceptions, end demand did not pick up, and companies missed earnings and lowered guidance throughout the year. As the year progressed, our strategy was to focus on companies' earnings quality and balance sheet strength, as we sought companies that would be able to withstand the difficult environment. We added to technology during the latter half of the year, as valuations became more compelling. At year end, the Portfolio was overweight software and services, somewhat positive on storage and semiconductors, and underweight in telecommunication and semiconductor capital equipment. In other sectors, stock selection within financial services, energy, and autos & transportation detracted from performance. Stock selection was favorable within utilities and consumer staples.

MARKET OUTLOOK

We see signs of stabilization and are cautiously optimistic that the economic recovery will continue. Recent data on purchasing activity are encouraging, and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, but not drastically, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general. We continue to invest in a mix of stable and cyclical growth companies, and at the margin will look to add beta to the Portfolio in anticipation of recovery.

January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Mid Cap Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.2%)
AUTO & TRANSPORTATION (1.6%)
AIR TRANSPORT (0.8%)
  Expeditors International of Washington, Inc.            8,000       $      261
--------------------------------------------------------------------------------
TRANSPORTATION MISCELLANEOUS (0.8%)
  C.H. Robinson Worldwide, Inc.                           8,950              279
--------------------------------------------------------------------------------
TOTAL AUTO & TRANSPORTATION                                                  540
================================================================================
CONSUMER DISCRETIONARY (31.9%)
ADVERTISING AGENCIES (0.5%)
  Lamar Advertising Co.                                   5,600(a)           188
--------------------------------------------------------------------------------
CASINOS & GAMBLING (3.9%)
  GTech Holdings Corp.                                   34,700(a)           967
  International Game Technology                           4,750(a)           360
--------------------------------------------------------------------------------
                                                                           1,327
================================================================================
COMMUNICATIONS & MEDIA (2.4%)
  Univision Communications, Inc.                         14,675(a)           359
  Westwood One, Inc.                                     12,175(a)           455
--------------------------------------------------------------------------------
                                                                             814
================================================================================
CONSUMER ELECTRONICS (1.3%)
  Electronic Arts, Inc.                                   6,700(a)           334
  Yahoo!, Inc.                                            7,600(a)           124
--------------------------------------------------------------------------------
                                                                             458
================================================================================
COSMETICS (0.5%)
  Alberto-Culver Co.                                      3,650              184
--------------------------------------------------------------------------------
EDUCATION SERVICES (1.2%)
  Apollo Group, Inc., Class A                             9,150(a)           403
--------------------------------------------------------------------------------
ENTERTAINMENT (0.6%)
  Pixar, Inc.                                             3,600(a)           191
--------------------------------------------------------------------------------
HOUSEHOLD EQUIPMENT & PRODUCTS (1.1%)
  Newell Rubbermaid, Inc.                                12,550              381
--------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (2.6%)
  Radio One, Inc.                                        31,600(a)           456
  USA Interactive                                        18,800(a)           431
--------------------------------------------------------------------------------
                                                                             887
================================================================================
RESTAURANTS (0.8%)
  CBRL Group, Inc.                                        9,150              276
--------------------------------------------------------------------------------
RETAIL (11.6%)
  Abercrombie & Fitch Co., Class A                       28,150(a)           576
  Autozone, Inc.                                          6,650(a)           470
  CDW Computer Centers, Inc.                              3,660(a)           161
  Chico's FAS, Inc.                                      14,100(a)           267
  Dollar General Corp.                                   19,850              237
  Dollar Tree Stores, Inc.                               15,750(a)           387
  Krispy Kreme Doughnuts, Inc.                            5,400(a)           182
  Limited Brands                                         17,600              245
  Michaels Stores, Inc.                                   2,650(a)            83
  Outback Steakhouse, Inc.                               13,050              449
  Ross Stores, Inc.                                       7,950              337
  Wendy's International, Inc.                            10,900              295
  Yum! Brands, Inc.                                      13,200(a)           320
--------------------------------------------------------------------------------
                                                                           4,009
================================================================================
SERVICES: COMMERCIAL (3.1%)
  ChoicePoint, Inc.                                       5,316(a)           210
  Cintas Corp.                                            3,900       $      178
  Iron Mountain, Inc.                                     6,925(a)           229
  Weight Watchers International, Inc.                    10,100(a)           464
--------------------------------------------------------------------------------
                                                                           1,081
================================================================================
TEXTILE APPAREL MANUFACTURERS (1.0%)
  Coach, Inc.                                            10,600(a)           349
--------------------------------------------------------------------------------
TOYS (1.3%)
  Mattel, Inc.                                           22,900              438
--------------------------------------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                                              10,986
================================================================================
CONSUMER STAPLES (0.8%)
FOODS (0.8%)
  Hershey Foods Corp.                                     4,250              287
--------------------------------------------------------------------------------
FINANCIAL SERVICES (6.7%)
BANKS: OUTSIDE NEW YORK CITY (1.1%)
  Doral Financial Corp.                                  13,600              389
--------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (4.8%)
  Concord EFS, Inc.                                      11,500(a)           181
  Everest Re Group Ltd.                                   5,950              329
  H & R Block, Inc.                                      10,000              402
  Moody's Corp.                                           8,700              359
  SLM Corp.                                               3,725              387
--------------------------------------------------------------------------------
                                                                           1,658
================================================================================
INVESTMENT MANAGEMENT COMPANIES (0.8%)
  Affiliated Managers Group, Inc.                         5,100(a)           257
--------------------------------------------------------------------------------
TOTAL FINANCIAL SERVICES                                                   2,304
================================================================================
HEALTH CARE (21.0%)
BIOTECHNOLOGY RESEARCH & PRODUCTION (3.2%)
  Biogen, Inc.                                           10,550(a)           423
  Celgene Corp.                                          12,550(a)           269
  Idec Pharmaceuticals Corp.                              9,425(a)           313
  InterMune, Inc.                                         3,450(a)            88
--------------------------------------------------------------------------------
                                                                           1,093
================================================================================
DRUGS & PHARMACEUTICALS (3.8%)
  AmerisourceBergen Corp.                                 3,200              174
  Genzyme Corp.                                           8,500(a)           251
  Gilead Sciences, Inc.                                   7,450(a)           253
  Medimmune, Inc.                                        18,000(a)           489
  Scios, Inc.                                             4,400(a)           144
--------------------------------------------------------------------------------
                                                                           1,311
================================================================================
ELECTRONICS: MEDICAL SYSTEMS (0.2%)
  Affymetrix, Inc.                                        3,800(a)            87
--------------------------------------------------------------------------------
HEALTH CARE FACILITIES (1.7%)
  Triad Hospitals, Inc.                                   8,650(a)           258
  Universal Health Services, Inc.                         7,150(a)           322
--------------------------------------------------------------------------------
                                                                             580
================================================================================
HEALTH CARE SERVICES (4.6%)
  Accredo Health, Inc.                                    8,000(a)           282
  Lincare Holdings, Inc.                                 15,050(a)           476
  Stericycle, Inc.                                       11,750(a)           380
  Wellpoint Health Networks, Inc.                         6,125(a)           436
--------------------------------------------------------------------------------
                                                                           1,574
================================================================================

   The accompanying notes are an integral part of the financial statements.

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
HEALTH CARE (CONT'D)
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.3%)
  St. Jude Medical, Inc.                                  8,800(a)    $      350
  Varian Medical Systems, Inc.                           14,300(a)           709
  Zimmer Holdings, Inc.                                  10,750(a)           446
--------------------------------------------------------------------------------
                                                                           1,505
================================================================================
MEDICAL SERVICES (0.8%)
  Laboratory Corp. of America
    Holdings                                             11,700(a)           272
--------------------------------------------------------------------------------
MISCELLANEOUS HEALTH CARE (2.4%)
  Caremark Rx, Inc.                                      25,650(a)           417
  NPS Pharmaceuticals, Inc.                              12,150(a)           306
  Trimeris, Inc.                                          2,400(a)           103
--------------------------------------------------------------------------------
                                                                             826
================================================================================
TOTAL HEALTH CARE                                                          7,248
================================================================================
MATERIALS & PROCESSING (3.3%)
CHEMICALS (1.8%)
  Ecolab, Inc.                                            8,550              423
  Sigma-Aldrich Corp.                                     4,100              200
--------------------------------------------------------------------------------
                                                                             623
================================================================================
CONTAINERS & PACKAGING: PAPER & PLASTIC (0.5%)
  Sealed Air Corp.                                        5,050(a)           188
--------------------------------------------------------------------------------
TEXTILE PRODUCTS (1.0%)
  Mohawk Industries, Inc.                                 5,946(a)           339
--------------------------------------------------------------------------------
TOTAL MATERIALS & PROCESSING                                               1,150
================================================================================
OTHER ENERGY (5.9%)
ENERGY EQUIPMENT (2.8%)
  Baker Hughes, Inc.                                      5,950              192
  BJ Services Co.                                        14,700(a)           475
  Weatherford International Ltd.                          6,950(a)           277
--------------------------------------------------------------------------------
                                                                             944
================================================================================
ENERGY MISCELLANEOUS (1.7%)
  Pioneer Natural Resources Co.                          23,400(a)           591
--------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES (1.4%)
  Smith International, Inc.                              14,800(a)           483
--------------------------------------------------------------------------------
TOTAL OTHER ENERGY                                                         2,018
================================================================================
PRODUCER DURABLES (5.5%)
AEROSPACE (0.8%)
  Alliant Techsystems, Inc.                               4,350(a)           271
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS (0.3%)
  RF Micro Devices, Inc.                                 12,250(a)            90
--------------------------------------------------------------------------------
HOMEBUILDING (1.1%)
  NVR, Inc.                                               1,150(a)           374
--------------------------------------------------------------------------------
MACHINERY & ENGINEERING (1.1%)
  Agco Corp.                                             17,000(a)           376
--------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (2.2%)
  Cymer, Inc.                                             3,300(a)           106
  KLA-Tencor Corp.                                        9,150(a)           324
  Lam Research Corp.                                      4,900(a)            53
  Novellus Systems, Inc.                                  7,400(a)           208
  Teradyne, Inc.                                          6,000(a)            78
--------------------------------------------------------------------------------
                                                                             769
================================================================================
TOTAL PRODUCER DURABLES                                                    1,880
================================================================================
TECHNOLOGY (20.8%)
COMMUNICATIONS TECHNOLOGY (1.0%)
  CIENA Corp.                                            13,400(a)    $       69
  Comverse Technology, Inc.                               6,650(a)            66
  Network Associates, Inc.                               12,250(a)           197
--------------------------------------------------------------------------------
                                                                             332
================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (13.9%)
  Adobe Systems, Inc.                                    13,400              332
  Affiliated Computer Services, Inc., Class A             4,400(a)           232
  BEA Systems, Inc.                                      28,100(a)           322
  BISYS Group, Inc. (The)                                 9,400(a)           149
  Business Objects S.A. ADR                               7,900(a)           118
  Cadence Design Systems, Inc.                           12,250(a)           144
  DST Systems, Inc.                                       2,500(a)            89
  Fair, Issac & Co., Inc.                                 4,650              199
  Global Payments, Inc.                                  13,550              434
  Intuit, Inc.                                            5,150(a)           242
  Juniper Networks, Inc.                                 14,100(a)            96
  Lexmark International, Inc.                             4,900(a)           296
  Mercury Interactive Corp.                               6,800(a)           202
  PeopleSoft, Inc.                                       18,200(a)           333
  QLogic Corp.                                            6,100(a)           211
  Quest Software, Inc.                                    6,950(a)            72
  Rational Software Corp.                                15,000(a)           156
  Siebel Systems, Inc.                                   24,600(a)           184
  SunGard Data Systems, Inc.                             12,250(a)           289
  Symantec Corp.                                          8,200(a)           332
  TIBCO Software, Inc.                                   10,550(a)            65
  VERITAS Software Corp.                                 18,400(a)           287
--------------------------------------------------------------------------------
                                                                           4,784
================================================================================
COMPUTER TECHNOLOGY (1.2%)
  Emulex Corp.                                            5,300(a)            98
  Network Appliance, Inc.                                17,300(a)           173
  Synopsys, Inc.                                          3,250(a)           150
--------------------------------------------------------------------------------
                                                                             421
================================================================================
ELECTRONICS (0.3%)
  Sanmina-SCI Corp.                                      23,750(a)           107
--------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (4.4%)
  Agere Systems, Inc., Class A                          122,850(a)           177
  Altera Corp.                                           21,100(a)           260
  Broadcom Corp., Class A                                12,450(a)           187
  Fairchild Semiconductor International, Inc.             9,400(a)           101
  Intersil Corp.                                          8,050(a)           112
  Jabil Circuit, Inc.                                     2,750(a)            49
  Marvell Technology Group Ltd.                           6,500(a)           123
  Microchip Technology, Inc.                             10,950              268
  National Semiconductor Corp.                            5,550(a)            83
  Skyworks Solutions, Inc.                               18,400(a)           159
--------------------------------------------------------------------------------
                                                                           1,519
================================================================================
TOTAL TECHNOLOGY                                                           7,163
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                        Mid Cap Growth Portfolio

                                        FINANCIAL STATEMENTS
                                        December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
UTILITIES (0.7%)
UTILITIES: TELECOMMUNICATIONS (0.7%)
  Nextel Communications, Inc., Class A                   21,150(a)      $    244
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $34,952)                                      33,820
================================================================================

                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.2%)
REPURCHASE AGREEMENT (2.2%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
    (COST $774)                                         $   774(b)           774
================================================================================
TOTAL INVESTMENTS (100.4%) (COST $35,726)                                 34,594
================================================================================

                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.1%)
  Cash                                                  $     1
  Receivable for Portfolio Shares Sold                       26
  Dividends Receivable                                        5
  Interest Receivable                                         1               33
================================================================================
LIABILITIES (-0.5%)
  Payable for Investments Purchased                         (99)
  Investment Advisory Fees Payable                          (57)
  Shareholder Reporting Expense Payable                      (8)
  Administrative Fees Payable                                (8)
  Custodian Fees Payable                                     (7)
  Professional Fees Payable                                  (6)
  Payable for Portfolio Shares
    Redeemed                                                 (1)
  Directors' Fees and Expenses Payable                       (1)            (187)
================================================================================
NET ASSETS (100%)                                                       $ 34,440
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,733,155 outstanding $0.001
    par value shares (authorized 500,000,000 shares)                    $   6.01
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $ 55,081
Accumulated Net Realized Gain (Loss)                                     (19,509)
Unrealized Appreciation (Depreciation) on Investments                     (1,132)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 34,440
================================================================================

(a)-- Non-income producing security
(b)-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR -- American Depositary Receipt


    The accompanying notes are an integral part of the financial statements.

                                                                                 YEAR ENDED
                                                                          DECEMBER 31, 2002
STATEMENT OF OPERATIONS                                                               (000)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                        $     80
  Interest                                                                               24
--------------------------------------------------------------------------------------------
    Total Income                                                                        104
--------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                              247
  Administrative Fees                                                                    82
  Custodian Fees                                                                         32
  Professional Fees                                                                      23
  Shareholder Reporting                                                                  25
  Directors' Fees and Expenses                                                            1
  Other                                                                                  12
--------------------------------------------------------------------------------------------
    Total Expenses                                                                      422
--------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                                       (76)
--------------------------------------------------------------------------------------------
    Net Expenses                                                                        346
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                           (242)
--------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                   (8,255)
--------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                        (3,849)
--------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)     (12,104)
--------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $(12,346)
============================================================================================

                                                                                      YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 2002   DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                         (000)               (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                          $   (242)           $   (142)
  Net Realized Gain (Loss)                                                                (8,255)             (9,975)
  Change in Unrealized Appreciation (Depreciation)                                        (3,849)              3,042
---------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                      (12,346)             (7,075)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
  Subscribed                                                                              39,838              40,007
  Redeemed                                                                               (26,281)            (17,089)
---------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions       13,557              22,918
---------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                  1,211              15,843
NET ASSETS:
  Beginning of Period                                                                     33,229              17,386
---------------------------------------------------------------------------------------------------------------------
  End of Period                                                                         $ 34,440            $ 33,229
---------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                      5,913               4,139
    Shares Redeemed                                                                       (3,987)             (1,739)
---------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                  1,926               2,400
=====================================================================================================================

     The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Financial Highlights

                                         Mid Cap Growth Portfolio

Financial Highlights

Selected Per Share Data and Ratios

                                                                         YEAR ENDED DECEMBER 31,                   PERIOD FROM
                                                                 ---------------------------------------      OCTOBER 18, 1999*
                                                                   2002#           2001           2000    TO DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  8.73        $ 12.35        $ 13.84            $10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     (0.05)         (0.04)         (0.03)            (0.01)
  Net Realized and Unrealized Gain (Loss)                          (2.67)         (3.58)         (0.93)             3.85
--------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                              (2.72)         (3.62)         (0.96)             3.84
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                   --             --          (0.53)               --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $  6.01        $  8.73        $ 12.35            $13.84
================================================================================================================================
TOTAL RETURN                                                      (31.16)%       (29.31)%        (7.33)%           38.40%++
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                $34,440        $33,229        $17,386            $2,859
Ratio of Expenses to Average Net Assets                             1.05%          1.05%          1.05%             1.05%**
Ratio of Net Investment Income (Loss) to Average Net Assets        (0.73)%        (0.61)%        (0.52)%           (0.61)%**
Portfolio Turnover Rate                                              269%           168%           171%               52%++
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income(Loss)             $  0.02        $  0.03        $  0.07            $ 0.15
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                  1.28%          1.39%          2.29%             8.06%**
    Net Investment Income (Loss) to Average Net Assets             (0.96)%        (0.95)%        (1.76)%           (7.62)%**
--------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
++ Not Annualized
# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding

     The accompanying notes are an integral part of the financial statement

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                    FROM $500
                                   FIRST $500      MILLION TO       MORE THAN
PORTFOLIO                             MILLION      $1 BILLION      $1 BILLION
--------------------------------------------------------------------------------
Mid Cap Growth                           0.75%           0.70%           0.65%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $517 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $248 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during 2002 or 2001.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                        NET
   COST           APPRECIATION          DEPRECIATION           DEPRECIATION
  (000)                  (000)                  (000)                  (000)
----------------------------------------------------------------------------
$36,950                  $ 868               $(3,224)               $(2,356)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $17,255,000, of which, $9,743,000 will expire on December 31, 2009, and $7,512,000 will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $1,030,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $100,730,000 and $85,258,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

During the year ended December 31, 2002, the Portfolio incurred $5,238 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

Report of Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
MID CAP GROWTH PORTFOLIO

We have audited the accompanying statement of net assets of the Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from October 18, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP


Boston, Massachusetts
February 7, 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                               TERM OF                                    NUMBER OF
                              POSITION(S)      OFFICE AND                                 PORTFOLIOS IN
                              HELD             LENGTH OF                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF      WITH             TIME          PRINCIPAL OCCUPATION(S)      OVERSEEN BY         OTHER DIRECTORSHIPS
DIRECTOR                      REGISTRANT       SERVED*       DURING PAST 5 YEARS          DIRECTOR**          HELD BY DIRECTOR
------------------------      -----------      ----------    ------------------------     --------------      --------------------
John D. Barrett II (67)       Director         Director      Chairman and Director of     71                  Director of the
565 Fifth Avenue                               since 1996    Barrett Associates, Inc.                         Ashforth Company
New York, NY 10017                                           (investment counseling).                         (real estate).

Thomas P. Gerrity (61)        Director         Director      Professor of Management,     71                  Director, ICG
219 Grays Lane                                 since 2001    formerly, Dean, Wharton                          Commerce, Inc.;
Haverford, PA 19041                                          School of Business,                              Sunoco; Fannie Mae;
                                                             University of                                    Reliance Group
                                                             Pennsylvania; formerly,                          Holdings, Inc., CVS
                                                             Director, IKON Office                            Corporation and
                                                             Solutions, Inc., Fiserv,                         Knight-Ridder, Inc.
                                                             Digital Equipment
                                                             Corporation, Investor
                                                             Force Holdings, Inc. and
                                                             Union Carbide Corporation.

Gerard E. Jones (65)          Director         Director      Of Counsel, Shipman &        72                  Director of Tractor
Shipman & Goodwin, LLP                         since 1996    Goodwin, LLP (law firm).                         Supply Company,
43 Arch Street                                                                                                Tiffany Foundation,
Greenwich, CT 06830                                                                                           Fairfield County
                                                                                                              Foundation and The
                                                                                                              India Magnum Fund
                                                                                                              Ltd.

Joseph J. Kearns (60)         Director         Director      Investment consultant;       71                  Director, Electro
6287 Via Escondido                             since 2001    formerly, CFO of The J.                          Rent Corporation
Malibu, CA 90265                                             Paul Getty Trust.                                and The Ford Family
                                                                                                              Foundation.

Vincent R. McLean (71)        Director         Director      Formerly, Executive Vice     71                  Director, Banner
702 Shackamaxon Drive                          since 2001    President, Chief                                 Life Insurance Co.;
Westfield, NJ 07090                                          Financial Officer,                               William Penn Life
                                                             Director and Member of                           Insurance Company
                                                             the Executive Committee                          of New York.
                                                             of Sperry Corporation
                                                             (now part of Unisys
                                                             Corporation).

C. Oscar Morong, Jr. (67)     Director         Director      Managing Director,           71                  Trustee of the
1385 Outlook Drive West                        since 2001    Morong Capital                                   mutual funds in the
Mountainside, NJ 07092                                       Management; formerly,                            Smith
                                                             Senior Vice President                            Barney/CitiFunds
                                                             and Investment Manager                           fund complex.
                                                             for CREF, TIAA-CREF
                                                             Investment Management,
                                                             Inc. (investment
                                                             management); formerly,
                                                             Director, The Indonesia
                                                             Fund (mutual fund).

William G. Morton, Jr. (65)   Director         Director      Chairman Emeritus and        71                  Director of Radio
304 Newbury Street, #560                       since 2000    former Chief Executive                           Shack Corporation
Boston, MA 02115                                             Officer of Boston Stock                          (electronics).
                                                             Exchange.

Michael Nugent (66)           Director         Director      General Partner, Triumph     194                 Director of various
c/o Triumph Capital, L.P.                      since 2001    Capital, L.P. (private                           business
237 Park Avenue                                              investment partnership);                         organizations;
New York, NY 10017                                           formerly, Vice President,                        Chairman of the
                                                             Bankers Trust Company                            Insurance Committee
                                                             and BT Capital                                   and Director or
                                                             Corporation.                                     Trustee of the
                                                                                                              retail families of
                                                                                                              funds advised by
                                                                                                              Morgan Stanley
                                                                                                              Investment Advisors
                                                                                                              Inc.

Fergus Reid (70)              Director         Director      Chairman and Chief           72                  Trustee  and
85 Charles Colman Blvd.                        since 1996    Executive Officer of                             Director of
Pawling, NY 12564                                            Lumelite Plastics                                approximately 30
                                                             Corporation.                                     investment companies
                                                                                                              in the JPMorgan Funds
                                                                                                              complex managed by
                                                                                                              JPMorgan Investment
                                                                                                              Management Inc.,
                                                                                                              Director of The
                                                                                                              India Magnum Fund Ltd.

Interested Directors:

                                             TERM OF                                        NUMBER OF
                           POSITION(S)       OFFICE AND                                     PORTFOLIOS IN
NAME, AGE AND              HELD              LENGTH OF      PRINCIPAL OCCUPATION(S)         FUND COMPLEX
ADDRESS OF                 HITH              TIME           DURING PAST                     OVERSEEN BY       OTHER DIRECTORSHIPS
DIRECTOR                   REGISTRANT        SERVED*        5 YEARS                         DIRECTOR**        HELD BY DIRECTOR
----------------------     -------------     -----------    -----------------------------   --------------    --------------------
Barton M. Biggs (70)       Chairman and      Chairman       Chairman, Director and          72                Member  of the Yale
1221 Avenue of the         Director          and            Managing Director of Morgan                       Development
Americas                                     Director       Stanley Investment Management                     Board
New York, NY 10020                           since 1996     Inc. and Chairman and
                                                            Director of Morgan Stanley
                                                            Investment Management
                                                            Limited; Managing Director of
                                                            Morgan Stanley & Co.
                                                            Incorporated; Director and
                                                            Chairman of the Board of
                                                            various U.S. registered
                                                            companies managed by Morgan
                                                            Stanley Investment Management
                                                            Inc.

Ronald E. Robison (63)     President and     President      President and Trustee; Chief    72
1221 Avenue of the         Director          and            Global Operations Officer and
Americas                                     Director       Managing Director of Morgan
New York, NY 10020                           since 2001     Stanley Investment Management
                                                            Inc.; Managing Director of
                                                            Morgan Stanley & Co.
                                                            Incorporated; formerly,
                                                            Managing Director and Chief
                                                            Operating Officer of
                                                            TCW Investment Management
                                                            Company; Director and
                                                            President of various funds in
                                                            the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Officers:

                                                    TERM OF OFFICE
NAME, AGE AND ADDRESS OF          POSITION(S) HELD  AND LENGTH OF
EXECUTIVE OFFICER                 WITH REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------       ----------------  --------------- -------------------------------------------------------
Ronald E. Robison (63)            President and     President since  Chief Global Operations Officer and Managing
Morgan Stanley Investment         Director          2001             Director of Morgan Stanley Investment Management
Management Inc.                                                      Inc.; Director and President of various U.S.
1221 Avenue of the Americas                                          registered investment companies managed by Morgan
New York, NY 10020                                                   Stanley Investment Management Inc.; previously,
                                                                     Managing Director and Chief Operating Officer of TCW
                                                                     Investment Management Company.

Stefanie V. Chang (36)            Vice President    Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment                           since 1997       Incorporated and Morgan Stanley Investment
Management Inc.                                                      Management Inc.; formerly, practiced law with the
1221 Avenue of the Americas                                          New York law firm of Rogers & Wells (now Clifford
New York, NY 10020                                                   Chance US LLP); Vice President of certain funds in
                                                                     the Fund Complex.

Lorraine Truten (41)              Vice President    Vice President   Executive Director of Morgan Stanley Investment
Morgan Stanley Investment                           since 2001       Management Inc.; Head of Global Client Services,
Management Inc.                                                      Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                          President, Morgan Stanley Fund Distribution, Inc.
New York, NY 10020                                                   formerly, President of Morgan Stanley Institutional
                                                                     Fund Trust; Vice President of certain funds in the
                                                                     Fund Complex.

Mary E. Mullin (35)               Secretary         Secretary since  Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment                           1999             and Morgan Stanley Investment Management Inc.;
Management Inc.                                                      formerly, practiced law with the New York law firms
1221 Avenue of the Americas                                          of McDermott, Will & Emery and Skadden, Arps, Slate,
New York, NY 10020                                                   Meagher & Flom LLP; Secretary of certain funds in
                                                                     the Fund Complex.

James W. Garrett (34)             Treasurer         Treasurer since  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment                           2002             Incorporated and Morgan Stanley Investment
Management Inc.                                                      Management Inc. and Treasurer of various U.S.
1221 Avenue of the Americas                                          registered investment companies managed by Morgan
New York, NY 10020                                                   Stanley Investment Management Inc.; formerly, with
                                                                     Price Waterhouse LLP (now PricewaterhouseCoopers LLP).

Belinda A. Brady (34)             Assistant         Assistant        Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co. Treasurer         Treasurer since  Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                   2001             Services Company); formerly Senior Auditor at Price
Boston, MA 02108-3913                                                Waterhouse LLP (now PricewaterhouseCoopers LLP);
                                                                     Assistant Treasurer of certain funds in the Fund
                                                                     Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR          LEGAL COUNSEL
Morgan Stanley Asset Management               Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas                   1675 Broadway
New York, New York 10020                      New York, New York 10019-5820


DISTRIBUTOR                                   INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated             Ernst & Young LLP
1221 Avenue of the Americas                   200 Clarendon Street
New York, New York 10020                      Boston, Massachusetts 02116-5072


CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245



This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                    Annual Report -- December 31, 2002


Mid Cap Value Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Mid Cap Value Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Banks                         9.1%
Software & Services           7.6%
Electric Power                6.5%
Drugs                         6.4%
Insurance                     6.2%
Other                        64.2%

TOP FIVE HOLDINGS**

                                                                 PERCENT OF
SECURITY                           INDUSTRY                      NET ASSETS
---------------------------------------------------------------------------
Concord EFS, Inc.                  Business Services                    1.7%
Allegheny Energy, Inc.             Electric Power                       1.7
DST Systems, Inc.                  Software & Services                  1.5
Avnet, Inc.                        Electronics                          1.4
Mellon Financial Corp.             Banks                                1.3

** Excludes Short-Term Investments

PERFORMANCE COMPARED TO THE S&P MIDCAP 400 INDEX

                                            TOTAL RETURNS(2)
                             ------------------------------------------------
                                                AVERAGE               AVERAGE
                                                 ANNUAL                ANNUAL
                                ONE                FIVE                 SINCE
                               YEAR               YEARS          INCEPTION(3)
-----------------------------------------------------------------------------
Portfolio                    (27.95)%              1.48%                 7.20%
Index(1)                     (14.50)               6.42                 10.60

(1) The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                       PORTFOLIO                INDEX
1/2/1997                                $10,000                $10,000
12/31/1997                              $14,093                $13,405
12/31/1998                              $16,337                $15,968
12/31/1999                              $19,623                $18,318
12/31/2000                              $21,733                $21,524
12/31/2001                              $21,049                $21,399
12/31/2002                              $15,165                $18,297

* Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. Investments in medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2002, the Portfolio had a total return of -27.95% compared to -14.50% for the S&P MidCap 400 Index (the "Index").

MARKET REVIEW

Calendar year 2002 was a challenging one for the Portfolio. The past twelve months represented the third straight year of decline for domestic equities, the first time that has occurred since 1939-1941. Despite a rally during the fourth quarter, the Index finished the year down more than 14%, its worst year ever since its inception in 1981. Weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services. Accounting and corporate governance scandals dominated headlines for a large part of the year and seven of the twelve largest U.S. bankruptcies ever took place during the year. Investor concerns about geo-political issues overseas, particularly in the Middle East, weighed on equity markets as well. The macroeconomic picture did show some signs of improvement, however, as evidenced by four consecutive quarters of gross domestic product growth, and interest rates fell to their lowest levels in 40 years.

Two key issues, which led to disappointing performance during the year, were corporate fraud and liquidity concerns. These problems materialized in the Portfolio within the technology, energy, utilities, and consumer services sectors. Corporate frau d became an issue with three companies that were larger holdings of the Portfolio. As the details of their respective situations became clear, each of these positions was reduced, and when possible, completely sold out of the Portfolio. Two additional stocks held by the Portfolio declined during the year primarily due to liquidity concerns, which we believed were exaggerated. However, in order to limit the Portfolio's exposure to these risks, these positions were reduced as well. These five companies accounted for nearly ten percentage points of the Portfolio's underperformance or approximately 70% of the Portfolio's total relative underperformance. Positives for the year included stock selection within basic resources, an overweight to consumer services and a slight underweight to telephone services.

We have taken a number of steps to address underperformance. We have added several balance sheet factors into our quantitative models and have done extensive back testing to verify their usefulness. We continue to work closely with our corporate fixed income and high yield teams, in order to gain additional insight into liquidity issues that might affect the value of the equities that we own.

We are encouraged by the Portfolio's outperformance during the fourth quarter and continue to adhere to our investment discipline and maintain a well diversified portfolio. We anticipate that corporate spending will take the lead at this point in the current cycle and contributions by the consumer will tend to be somewhat muted. As such, we favor companies with financial and operating leverage, particularly those in the business-to-business area, and remain underweight consumer related sectors at the margin. We have positioned the Portfolio to take advantage of these themes by overweighting the technology, utilities, and health care sectors, and underweighting consumer durables, consumer services, and retail.

MARKET OUTLOOK

We expect this recovery to be slower and potentially more fragile than those in the past. We are becoming more constructive on the economy as a weak dollar, accommodative fiscal and monetary policies begin to support better economic activity. Issues such as geo-political concerns, rising energy prices, and a weak global economy could stall the recovery.


January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Mid Cap Value Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                          VALUE
                                                     SHARES               (000)
-------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
BASIC RESOURCES (5.3%)
BASIC CHEMICALS (1.5%)
  Eastman Chemical Co.                               17,000            $    625
  Hercules, Inc.                                      5,700(a)               50
  Olin Corp.                                         56,400                 877
  RPM International, Inc.                            53,400                 816
-------------------------------------------------------------------------------
                                                                          2,368
===============================================================================
CONTAINERS (1.4%)
  Packaging Corp. of America                         18,300(a)              334
  Pactiv Corp.                                       34,796(a)              761
  Sonoco Products Co.                                32,498                 745
  Temple-Inland, Inc.                                10,200                 457
-------------------------------------------------------------------------------
                                                                          2,297
===============================================================================
NON-FERROUS METALS (0.7%)
  Harsco Corp.                                       32,747               1,044
-------------------------------------------------------------------------------
PAPER (0.5%)
  Bowater, Inc.                                      18,447                 774
  Longview Fibre Co.                                  1,400(a)               10
-------------------------------------------------------------------------------
                                                                            784
===============================================================================
SPECIALTY CHEMICALS (0.8%)
  Cabot Corp.                                        30,400                 807
  Pall Corp.                                         24,000                 400
  W.R. Grace & Co.                                   39,493(a)               77
-------------------------------------------------------------------------------
                                                                          1,284
===============================================================================
STEEL (0.4%)
  AK Steel Holding Corp.                             30,245(a)              242
  GrafTech International Ltd.                        80,000(a)              477
-------------------------------------------------------------------------------
                                                                            719
===============================================================================
TOTAL BASIC RESOURCES                                                     8,496
===============================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (1.0%)
BEVERAGE (0.4%)
  Pepsi Bottling Group, Inc. (The)                   22,900                 589
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.6%)
  Energizer Holdings, Inc.                           10,800(a)              301
  International Flavors & Fragrances, Inc.           19,300                 677
-------------------------------------------------------------------------------
                                                                            978
-------------------------------------------------------------------------------
TOTAL BEVERAGES & HOUSEHOLD PRODUCTS                                      1,567
===============================================================================
CONSUMER DURABLES (3.3%)
AUTOMOTIVE RELATED (2.0%)
  Arvinmeritor, Inc.                                 28,000                 467
  Lear Corp.                                         29,247(a)              973
  SPX Corp.                                          46,796(a)            1,753
-------------------------------------------------------------------------------
                                                                          3,193
===============================================================================
BUILDING & HOUSING (0.2%)
  Ryland Group, Inc.                                 10,800                 360
-------------------------------------------------------------------------------
RECREATION & TOYS (1.1%)
  Activision, Inc.                                   40,900(a)              597
  Hasbro, Inc.                                       98,791               1,141
-------------------------------------------------------------------------------
                                                                          1,738
===============================================================================
TOTAL CONSUMER DURABLES                                                   5,291
===============================================================================
CONSUMER SERVICES (5.7%)
ENTERTAINMENT & LEISURE (1.8%)
  Bally Total Fitness Holding Corp.                 144,888(a)         $  1,027
  GTech Holdings Corp.                               62,293(a)            1,736
-------------------------------------------------------------------------------
                                                                          2,763
===============================================================================
LODGING (0.1%)
  Park Place Entertainment Corp.                     22,500(a)              189
-------------------------------------------------------------------------------
OTHER (0.4%)
  Network Associates, Inc.                           39,547(a)              636
-------------------------------------------------------------------------------
OTHER CONSUMER SERVICES (0.9%)
  Aramark Corp., Class B                             28,347(a)              666
  BJ's Wholesale Club, Inc.                          44,496(a)              814
-------------------------------------------------------------------------------
                                                                          1,480
===============================================================================
PUBLISHING & BROADCASTING (2.5%)
  Adelphia Communications Corp.                     138,300(a)               11
  Cablevision Systems Corp.                          41,295(a)              691
  DoubleClick, Inc.                                  82,500(a)              467
  Harte-Hanks, Inc.                                   4,800                  90
  Media General, Inc.                                 5,199                 312
  Readers Digest Association, Inc., Class A          89,292               1,348
  Scholastic Corp.                                   22,700(a)              816
  Valassis Communications, Inc.                       7,600(a)              224
-------------------------------------------------------------------------------
                                                                          3,959
===============================================================================
TOTAL CONSUMER SERVICES                                                   9,027
===============================================================================
ENERGY (6.5%)
NATURAL GAS (0.8%)
  Equitable Resources, Inc.                          37,300               1,307
-------------------------------------------------------------------------------
OIL - DOMESTIC & CRUDE (1.9%)
  Murphy Oil Corp.                                    6,400                 274
  Ocean Energy, Inc.                                 37,796                 755
  Sunoco, Inc.                                        5,599                 186
  Valero Energy Corp.                                 5,800                 214
  XTO Energy, Inc.                                   66,794               1,650
-------------------------------------------------------------------------------
                                                                          3,079
===============================================================================
OIL - OFFSHORE DRILLING (2.3%)
  GlobalSantaFe Corp.                                73,655               1,791
  Nabors Industries Ltd.                              8,500(a)              300
  Noble Corp.                                        36,896(a)            1,297
  Pride International, Inc.                          18,596(a)              277
-------------------------------------------------------------------------------
                                                                          3,665
===============================================================================
OIL - WELL EQUIPMENT & SERVICES (1.5%)
  Cooper Cameron Corp.                               23,800(a)            1,186
  FMC Technologies, Inc.                             19,000(a)              388
  Weatherford International Ltd.                     21,200(a)              846
-------------------------------------------------------------------------------
                                                                          2,420
===============================================================================
TOTAL ENERGY                                                             10,471
===============================================================================
FINANCIAL SERVICES (20.0%)
BANKS (9.1%)
  Banknorth Group, Inc.                              62,045               1,402
  Charter One Financial, Inc.                        39,527               1,136
  Comerica, Inc.                                     41,996               1,816
  Compass Bancshares, Inc.                           28,747                 899
  Cullen/Frost Bankers, Inc.                          8,100                 265

    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                     SHARES               (000)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
  Hibernia Corp., Class A                            20,500            $    395
  Independence Community Bank Corp.                  11,300                 287
  M & T Bank Corp.                                    6,199                 492
  Marshall & Ilsley Corp.                            14,700                 402
  Mellon Financial Corp.                             81,500               2,128
  Mercantile Bankshares Corp.                        18,300                 706
  National Commerce Financial Corp.                  42,796               1,021
  PNC Financial Services Group                       34,598               1,450
  Provident Financial Group, Inc.                     9,700                 252
  Sky Financial Group, Inc.                          19,400                 386
  Zions Bancorp.                                     40,696               1,601
-------------------------------------------------------------------------------
                                                                         14,638
===============================================================================
CREDIT & FINANCE (2.4%)
  AmeriCredit Corp.                                  80,493(a)              623
  Downey Financial Corp.                             12,000                 468
  GATX Corp.                                         28,347                 647
  Radian Group, Inc.                                 56,600               2,103
-------------------------------------------------------------------------------
                                                                          3,841
===============================================================================
INSURANCE (6.2%)
  Allmerica Financial Corp.                          80,193(a)              810
  American Financial Group, Inc.                     26,297                 607
  Aon Corp.                                          42,547                 804
  Everest Re Group Ltd.                              25,000               1,382
  Gallagher (Arthur J.) & Co.                         8,600                 253
  Hartford Financial Services Group, Inc.            27,300               1,240
  Loews Corp.                                        17,200                 765
  MBIA, Inc.                                          8,000                 351
  Metlife, Inc.                                      18,100                 489
  Ohio Casualty Corp.                                32,500(a)              421
  Old Republic International Corp.                   34,800                 974
  Platinum Underwriters Holdings Ltd.                30,247(a)              797
  PMI Group, Inc. (The)                              32,200                 967
-------------------------------------------------------------------------------
                                                                          9,860
===============================================================================
INVESTMENT COMPANIES (1.9%)
  Affiliated Managers Group, Inc.                    10,600(a)              533
  E*Trade Group, Inc.                                16,200(a)               79
  Investment Technology Group, Inc.                  26,700(a)              597
  Lehman Brothers Holdings, Inc.                     22,700               1,210
  SEI Investments Co.                                15,300                 416
  Waddell & Reed Financial, Inc.                      8,700                 171
-------------------------------------------------------------------------------
                                                                          3,006
===============================================================================
OTHER (0.4%)
  BISYS Group, Inc. (The)                            43,600(a)              693
-------------------------------------------------------------------------------
TOTAL FINANCIAL SERVICES                                                 32,038
===============================================================================
FOOD & TOBACCO (1.8%)
FOOD PRODUCTS (1.0%)
  Del Monte Corp.                                     9,813(a)               76
  H.J. Heinz Co.                                     22,000                 723
  Smithfield Foods, Inc.                             19,800(a)              393
  Tyson Foods, Inc., Class A                         31,018                 348
-------------------------------------------------------------------------------
                                                                          1,540
===============================================================================
TOBACCO (0.8%)
  Loews Corp. - Carolina Group                       38,895                 788
  R.J. Reynolds Tobacco Holdings, Inc.               10,300            $    434
-------------------------------------------------------------------------------
                                                                          1,222
===============================================================================
TOTAL FOOD & TOBACCO                                                      2,762
===============================================================================
HEALTH CARE (13.5%)
DRUGS (6.4%)
  Barr Laboratories, Inc.                            16,000(a)            1,041
  Cephalon, Inc.                                     15,200(a)              740
  Gilead Sciences, Inc.                              44,796(a)            1,523
  Icos Corp.                                         43,396(a)            1,016
  Idec Pharmaceuticals Corp.                         47,145(a)            1,564
  InterMune, Inc.                                    21,100(a)              538
  Isis Pharmaceuticals, Inc.                         45,293(a)              298
  Scios, Inc.                                        50,000(a)            1,629
  Telik, Inc.                                        58,895(a)              687
  Trimeris, Inc.                                      8,800(a)              379
  Vertex Pharmaceuticals, Inc.                       47,296(a)              750
-------------------------------------------------------------------------------
                                                                         10,165
===============================================================================
HEALTH SERVICES (5.0%)
  Anthem, Inc.                                       28,897(a)            1,818
  Apria Healthcare Group, Inc.                       35,446(a)              788
  Caremark Rx, Inc.                                  75,200(a)            1,222
  Covance, Inc.                                      21,100(a)              519
  Health Net, Inc.                                   17,600(a)              465
  Laboratory Corp. of America Holdings               42,000(a)              976
  LifePoint Hospitals, Inc.                          29,447(a)              881
  Quest Diagnostics, Inc.                             6,000(a)              341
  Universal Health Services, Inc.                    23,300(a)            1,051
-------------------------------------------------------------------------------
                                                                          8,061
===============================================================================
HEALTH TECHNOLOGY (1.4%)
  St. Jude Medical, Inc.                             45,296(a)            1,799
  Varian Medical Systems, Inc.                       10,200(a)              506
-------------------------------------------------------------------------------
                                                                          2,305
===============================================================================
HOSPITAL SUPPLIES (0.7%)
  Steris Corp.                                       45,996(a)            1,116
-------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                        21,647
===============================================================================
HEAVY INDUSTRY / TRANSPORT (10.6%)
AEROSPACE (1.6%)
  Goodrich Corp.                                     59,895               1,097
  Lockheed Martin Corp.                                   1                  --@
  Raytheon Co.                                       13,900                 427
  Titan Corp. (The)                                 102,844(a)            1,070
-------------------------------------------------------------------------------
                                                                          2,594
===============================================================================
AIR TRANSPORT (0.2%)
  Swift Transportation Co., Inc.                     19,600(a)              393
-------------------------------------------------------------------------------
BUSINESS SERVICES (3.4%)
  Allied Waste Industries, Inc.                      55,193(a)              552
  BearingPoint, Inc.                                 41,700(a)              288
  Concord EFS, Inc.                                 168,900(a)            2,659
  CSG Systems International, Inc.                     9,300(a)              127
  Manpower, Inc.                                     23,900                 762
  United Rentals, Inc.                               91,492(a)              984
-------------------------------------------------------------------------------
                                                                          5,372
===============================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Mid Cap Value Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                          VALUE
                                                     SHARES               (000)
-------------------------------------------------------------------------------
HEAVY INDUSTRY / TRANSPORT (CONT'D)
ELECTRICAL EQUIPMENT (0.9%)
  Cooper Industries Ltd.                             25,797            $    940
  Honeywell International, Inc.                      20,500                 492
-------------------------------------------------------------------------------
                                                                          1,432
===============================================================================
MACHINERY (1.1%)
  Flowserve Corp.                                    12,900(a)              191
  Navistar International Corp.                       61,894(a)            1,504
  Tecumseh Products Co., Class A                        900                  40
-------------------------------------------------------------------------------
                                                                          1,735
===============================================================================
MISCELLANEOUS INDUSTRIALS (2.2%)
  Federal Signal Corp.                               50,345                 978
  Kennametal, Inc.                                   23,800                 821
  Martin Marietta Materials, Inc.                     9,800                 300
  Pentair, Inc.                                       8,800                 304
  Pittston Brinks Group                              56,700               1,048
  Teleflex, Inc.                                        900                  38
-------------------------------------------------------------------------------
                                                                          3,489
===============================================================================
RAILROADS (0.8%)
  Canadian National Railway Co.                       1,500                  63
  CSX Corp.                                          22,000                 623
  Norfolk Southern Corp.                             30,700                 614
-------------------------------------------------------------------------------
                                                                          1,300
===============================================================================
SHIPPING & FREIGHT (0.4%)
  CNF, Inc.                                          21,200                 705
-------------------------------------------------------------------------------
TOTAL HEAVY INDUSTRY / TRANSPORT                                         17,020
===============================================================================
RETAIL (6.4%)
APPAREL (0.5%)
  Abercrombie & Fitch Co., Class A                   40,796(a)              835
-------------------------------------------------------------------------------
DEPARTMENT STORES (1.0%)
  Dollar Tree Stores, Inc.                           32,847(a)              807
  Federated Department Stores, Inc.                  27,900(a)              802
-------------------------------------------------------------------------------
                                                                          1,609
===============================================================================
DISCOUNTERS (0.7%)
  Dollar General Corp.                               78,293                 936
  Ross Stores, Inc.                                   3,800                 161
-------------------------------------------------------------------------------
                                                                          1,097
===============================================================================
FOOD RETAILERS (0.5%)
  Kroger Co.                                         46,896(a)              724
-------------------------------------------------------------------------------
RESTAURANTS (0.4%)
  CBRL Group, Inc.                                   10,000                 301
  Outback Steakhouse, Inc.                            7,300                 252
-------------------------------------------------------------------------------
                                                                            553
===============================================================================
SPECIALTY STORES (3.3%)
  Barnes & Noble, Inc.                               42,395(a)              766
  Borders Group, Inc.                                47,545(a)              765
  CDW Computer Centers, Inc.                         11,900(a)              522
  Circuit City Stores, Inc.                          90,800                 674
  Foot Locker, Inc.                                  53,400(a)              561
  Linens `n Things, Inc.                             41,496(a)              938
  Toys 'R' Us, Inc.                                  47,045(a)              470
  Williams-Sonoma, Inc.                              22,900(a)         $    622
-------------------------------------------------------------------------------
                                                                          5,318
===============================================================================
TOTAL RETAIL                                                             10,136
===============================================================================
TECHNOLOGY (14.9%)
COMPUTERS & OFFICE EQUIPMENT (0.9%)
  3Com Corp.                                         64,694(a)              299
  Extreme Networks, Inc.                             82,892(a)              271
  Gateway, Inc.                                     106,091(a)              333
  Tech Data Corp.                                    21,200(a)              572
-------------------------------------------------------------------------------
                                                                          1,475
===============================================================================
ELECTRONICS (6.0%)
  Atmel Corp.                                       153,200(a)              342
  Avnet, Inc.                                       210,800(a)            2,283
  Fairchild Semiconductor International, Inc.       128,100(a)            1,372
  Integrated Device Technology, Inc.                184,700(a)            1,546
  Intersil Corp.                                     68,394(a)              953
  Microchip Technology, Inc.                         19,800                 484
  Micron Technology, Inc.                            33,397(a)              325
  Solectron Corp.                                   217,700(a)              773
  Teradyne, Inc.                                     54,394(a)              708
  Vishay Intertechnology, Inc.                       75,593(a)              845
-------------------------------------------------------------------------------
                                                                          9,631
===============================================================================
SOFTWARE & SERVICES (7.6%)
  Accenture Ltd.                                     39,900(a)              718
  Adobe Systems, Inc.                                19,200                 476
  Affiliated Computer Services, Inc., Class A        15,700(a)              827
  Business Objects S.A. ADR                          34,500(a)              518
  Cadence Design Systems, Inc.                       50,045(a)              590
  Certegy, Inc.                                      19,400(a)              476
  DST Systems, Inc.                                  69,394(a)            2,467
  Legato Systems, Inc.                               30,094(a)              151
  PeopleSoft, Inc.                                   77,400(a)            1,416
  Peregrine Systems, Inc.                           495,000(a)               39
  Siebel Systems, Inc.                              198,900(a)            1,488
  SunGard Data Systems, Inc.                         26,100(a)              615
  Synopsys, Inc.                                     11,100(a)              512
  VERITAS Software Corp.                            119,800(a)            1,871
-------------------------------------------------------------------------------
                                                                         12,164
===============================================================================
TELECOM EQUIPMENT (0.4%)
  Polycom, Inc.                                      44,000(a)              419
  Powerwave Technologies, Inc.                       24,900(a)              134
-------------------------------------------------------------------------------
                                                                            553
===============================================================================
TOTAL TECHNOLOGY                                                         23,823
===============================================================================
UTILITIES (7.9%)
ELECTRIC POWER (6.5%)
  Allegheny Energy, Inc.                            351,100               2,654
  Ameren Corp.                                       16,600                 690
  Black Hills Corp.                                   2,000                  53
  Calpine Corp.                                     451,700(a)            1,473
  DQE, Inc.                                          54,200                 826
  DTE Energy Co.                                          1                  --@
  Edison International                               78,593(a)              931

    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                     SHARES               (000)
-------------------------------------------------------------------------------
UTILITIES (CONT'D)
  Energy East Corp.                                  48,945            $  1,081
  Exelon Corp.                                       23,500               1,240
  Mirant Corp.                                       45,996(a)               87
  Pepco Holdings, Inc.                                  400                   8
  Pinnacle West Capital Corp.                        13,700                 467
  Progress Energy, Inc.                               3,400                 147
  Public Service Enterprise Group, Inc.              25,200                 809
-------------------------------------------------------------------------------
                                                                         10,466
===============================================================================
NATURAL GAS PIPELINES (1.1%)
  Enbridge Energy Management, LLC                     8,101                 304
  Kinder Morgan Management, LLC                      25,327(a)              800
  Sempra Energy                                      26,600                 629
-------------------------------------------------------------------------------
                                                                          1,733
===============================================================================
TELEPHONE SERVICES (0.3%)
  Broadwing, Inc.                                    22,500(a)               79
  Triton PCS Holdings, Inc.                          91,492(a)              360
-------------------------------------------------------------------------------
                                                                            439
===============================================================================
TOTAL UTILITIES                                                          12,638
===============================================================================
  TOTAL COMMON STOCKS (COST $170,416)                                   154,916
===============================================================================

                                                       FACE
                                                     AMOUNT
                                                      (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.3%)
REPURCHASE AGREEMENT (4.3%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
    (COST $6,904)                                   $ 6,904(b)            6,904
===============================================================================
TOTAL INVESTMENTS (101.2%) (COST $177,320)                              161,820
===============================================================================

                                                     AMOUNT
                                                      (000)
-------------------------------------------------------------------------------
OTHER ASSETS (2.7%)
  Cash                                              $     1
  Receivable for Investments Sold                     3,937
  Receivable for Portfolio Shares Sold                  292
  Dividends Receivable                                  146
  Other                                                   2               4,378
===============================================================================

                                                     AMOUNT              AMOUNT
                                                      (000)               (000)
--------------------------------------------------------------------------------
LIABILITIES (-3.9%)
  Payable for Investments Purchased                $ (5,778)
  Investment Advisory Fees Payable                     (295)
  Payable for Portfolio Shares Redeemed                (134)
  Administrative Fees Payable                           (35)
  Shareholder Reporting Expense Payable                 (16)
  Custodian Fees Payable                                (11)
  Professional Fees Payable                              (7)
  Directors' Fees and Expenses Payable                   (4)          $ (6,280)
===============================================================================
NET ASSETS (100%)                                                     $ 159,918
===============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 15,251,864 outstanding $0.001
    par value shares
    (authorized 500,000,000 shares)                                   $   10.49
===============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $ 217,818
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                         (3)
Accumulated Net Realized Gain (Loss)                                   (42,397)
Unrealized Appreciation (Depreciation)
  on Investments                                                       (15,500)
-------------------------------------------------------------------------------
NET ASSETS                                                            $ 159,918
===============================================================================

(a) -- Non-income producing security

(b) -- The repurchase agreement is fully collateralized by U.S. governmentand/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

  @ -- Amount or value is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Mid Cap Value Portfolio

Statement of Operations

                                                                                        YEAR ENDED
                                                                                 DECEMBER 31, 2002
                                                                                             (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                              $   1,355
  Interest                                                                                     132
--------------------------------------------------------------------------------------------------
    Total Income                                                                             1,487
--------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                   1,267
  Administrative Fees                                                                          423
  Shareholder Reporting                                                                         64
  Custodian Fees                                                                                52
  Professional Fees                                                                             41
  Directors' Fees and Expenses                                                                   6
  Other                                                                                         29
--------------------------------------------------------------------------------------------------
    Total Expenses                                                                           1,882
--------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                                            (111)
--------------------------------------------------------------------------------------------------
    Net Expenses                                                                             1,771
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                 (284)
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                        (27,405)
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                             (30,469)
--------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           (57,874)
--------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $(58,158)
==================================================================================================

Statement of Changes in Net Assets

                                                                                YEAR ENDED           YEAR ENDED
                                                                         DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                     (000)                (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                   $   (284)            $    (50)
  Net Realized Gain (Loss)                                                        (27,405)             (13,353)
  Change in Unrealized Appreciation (Depreciation)                                (30,469)               11,893
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations               (58,158)              (1,510)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                                     --                (141)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                       112,539              125,529
  Distributions Reinvested                                                              --                  141
  Redeemed                                                                        (63,443)             (41,272)
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital
      Share Transactions                                                            49,096               84,398
---------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                          (9,062)               82,747

NET ASSETS:
  Beginning of Period                                                              168,980               86,233
---------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income
    (accumulated net investment loss) of $(3) and $0, respectively)              $ 159,918            $ 168,980
---------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                8,998                8,754
    Shares Issued on Distributions Reinvested                                           --                    9
    Shares Redeemed                                                                (5,349)              (2,892)
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                            3,649                5,871
===============================================================================================================

     The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected Per Share Data and Ratios

                                                                                     YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                   2002#          2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  14.56      $  15.05       $ 15.62       $ 14.92       $ 13.32
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     (0.02)        (0.00)+        0.02          0.03          0.04
  Net Realized and Unrealized Gain (Loss)                          (4.05)        (0.47)         1.62          2.81          2.04
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (4.07)        (0.47)         1.64          2.84          2.08
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                               --            --         (0.02)        (0.03)        (0.03)
  Net Realized Gain                                                   --         (0.02)        (2.19)        (2.11)        (0.45)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               --         (0.02)        (2.21)        (2.14)        (0.48)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  10.49      $  14.56       $ 15.05       $ 15.62       $ 14.92
================================================================================================================================
TOTAL RETURN                                                      (27.95)%       (3.15)%       10.75%        20.19%        15.85%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $159,918      $168,980       $86,233       $54,107       $31,381
Ratio of Expenses to Average Net Assets                             1.05%         1.05%         1.05%         1.05%         1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets        (0.17)%       (0.04)%        0.15%         0.21%         0.42%
Portfolio Turnover Rate                                              145%          173%          234%          248%          228%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)           $   0.01      $   0.01       $  0.03       $  0.04       $  0.05
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                  1.12%         1.10%         1.27%         1.37%         1.57%
    Net Investment Income (Loss) to Average Net Assets             (0.24)%       (0.09)%       (0.07)%       (0.11)%       (0.10)%
--------------------------------------------------------------------------------------------------------------------------------

+   Amount is less than $0.005 per share

# Per share amounts for the year ended December 31, 2002 are based on average shares outstanding

     The accompanying notes are an integral part of the financial statement

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                 FROM $500
                  FIRST $500    MILLION TO     MORE THAN
PORTFOLIO            MILLION    $1 BILLION    $1 BILLION
--------------------------------------------------------
Mid Cap Value           0.75%         0.70%         0.65%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of

JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $3,211 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by approximately $1,850 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                          (000)
                   ----------------------------------------------------
                      2002 DISTRIBUTIONS          2001 DISTRIBUTIONS
                          PAID FROM:                  PAID FROM:
                   ------------------------    ------------------------
                   ORDINARY       LONG-TERM    ORDINARY       LONG-TERM
PORTFOLIO            INCOME    CAPITAL GAIN      INCOME    CAPITAL GAIN
-----------------------------------------------------------------------
Mid Cap Value         $ --       $ --             $ --       $141

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, there were no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                      NET
    COST     APPRECIATION    DEPRECIATION    DEPRECIATION
   (000)            (000)           (000)           (000)
---------------------------------------------------------
$188,975          $ 6,340       $(33,495)       $(27,155)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $30,739,000, of which, $8,641,000 will expire on December 31, 2009, and $22,098,000 will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $2,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $287,362,000 and $236,821,000,

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

Report of Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
MID CAP VALUE PORTFOLIO

We have audited the accompanying statement of net assets of the Mid Cap Value Portfolio (one of the portfolios constituting the Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Value Portfolio of the Universal Institutional Funds, Inc. at
December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP


Boston, Massachusetts
February 7, 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                                 TERM OF
                                                 OFFICE AND
                                                 LENGTH OF
NAME, AGE AND ADDRESS OF      POSITION(S) HELD   TIME
DIRECTOR                      WITH REGISTRANT    SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------   ----------------   ----------   --------------------------------------------------
John D. Barrett II (67)       Director           Director     Chairman and Director of Barrett Associates, Inc.
565 Fifth Avenue                                 since 1996   (investment counseling).
New York, NY 10017

Thomas P. Gerrity (61)        Director           Director     Professor of Management, formerly, Dean,
219 Grays Lane                                   since 2001   Wharton School of Business, University of
Haverford, PA 19041                                           Pennsylvania; formerly, Director, IKON Office
                                                              Solutions, Inc., Fiserv, Digital Equipment
                                                              Corporation, Investor Force Holdings, Inc. and
                                                              Union Carbide Corporation.

Gerard E. Jones (65)          Director           Director     Of Counsel, Shipman & Goodwin, LLP (law firm).
Shipman & Goodwin, LLP                           since 1996
43 Arch Street
Greenwich, CT 06830

Joseph J. Kearns (60)         Director           Director     Investment consultant; formerly, CFO of The J.
6287 Via Escondido                               since 2001   Paul Getty Trust.
Malibu, CA 90265

Vincent R. McLean (71)        Director           Director     Formerly, Executive Vice President, Chief
702 Shackamaxon Drive                            since 2001   Financial Officer, Director and Member of the
Westfield, NJ 07090                                           Executive Committee of Sperry Corporation (now
                                                              part of Unisys Corporation).

C. Oscar Morong, Jr. (67)     Director           Director     Managing Director, Morong Capital Management;
1385 Outlook Drive West                          since 2001   formerly, Senior Vice President and Investment
Mountainside, NJ 07092                                        Manager for CREF, TIAA-CREF Investment
                                                              Management, Inc. (investment management);
                                                              formerly, Director, The Indonesia Fund (mutual
                                                              fund).

William G. Morton, Jr. (65)   Director           Director     Chairman Emeritus and former Chief Executive
304 Newbury Street, #560                         since 2000   Officer of Boston Stock Exchange.
Boston, MA 02115

Michael Nugent (66)           Director           Director     General Partner, Triumph Capital, L.P. (private
c/o Triumph Capital, L.P.                        since 2001   investment partnership); formerly, Vice President,
237 Park Avenue                                               Bankers Trust Company and BT Capital
New York, NY 10017                                            Corporation.

Fergus Reid (70)              Director           Director     Chairman and Chief Executive Officer of Lumelite
85 Charles Colman Blvd.                          since 1996   Plastics Corporation.
Pawling, NY 12564

                              NUMBER OF
                              PORTFOLIOS IN
                              FUND COMPLEX
NAME, AGE AND ADDRESS OF      OVERSEEN BY
DIRECTOR                      DIRECTOR**      OTHER DIRECTORSHIPS HELD BY DIRECTOR
---------------------------   -------------   ---------------------------------------
John D. Barrett II (67)       71              Director of the Ashforth Company (real
565 Fifth Avenue                              estate).
New York, NY 10017

Thomas P. Gerrity (61)        71              Director, ICG Commerce, Inc.; Sunoco;
219 Grays Lane                                Fannie Mae; Reliance Group Holdings,
Haverford, PA 19041                           Inc., CVS Corporation and
                                              Knight-Ridder, Inc.

Gerard E. Jones (65)          72              Director of Tractor Supply Company,
Shipman & Goodwin, LLP                        Tiffany Foundation, Fairfield County
43 Arch Street                                Foundation and The India Magnum Fund
Greenwich, CT 06830                           Ltd.

Joseph J. Kearns (60)         71              Director, Electro Rent Corporation and
6287 Via Escondido                            The Ford Family Foundation.
Malibu, CA 90265

Vincent R. McLean (71)        71              Director, Banner Life Insurance Co.;
702 Shackamaxon Drive                         William Penn Life Insurance Company of
Westfield, NJ 07090                           New York.

C. Oscar Morong, Jr. (67)     71              Trustee of the mutual funds in the
1385 Outlook Drive West                       Smith Barney/CitiFunds fund complex.
Mountainside, NJ 07092

William G. Morton, Jr. (65)   71              Director of Radio Shack Corporation
304 Newbury Street, #560                      (electronics).
Boston, MA 02115

Michael Nugent (66)           194             Director of various business
c/o Triumph Capital, L.P.                     organizations; Chairman of the
237 Park Avenue                               Insurance Committee and Director or
New York, NY 10017                            Trustee of the retail families of funds
                                              advised by Morgan Stanley Investment
                                              Advisors Inc.

Fergus Reid (70)              72              Trustee and Director of approximately
85 Charles Colman Blvd.                       30 investment companies in the JPMorgan
Pawling, NY 12564                             Funds complex managed by JPMorgan
                                              Investment Management Inc., Director of
                                              The India Magnum Fund Ltd.

Interested Directors:

                                                 TERM OF
                                                 OFFICE AND
                                                 LENGTH OF
NAME, AGE AND ADDRESS OF      POSITION(S) HELD   TIME
DIRECTOR                      WITH REGISTRANT    SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------   ----------------   ----------   --------------------------------------------------
Barton M. Biggs (70)          Chairman and       Chairman     Chairman, Director and Managing Director of
1221 Avenue of the Americas   Director           and          Morgan Stanley Investment Management Inc. and
New York, NY 10020                               Director     Chairman and Director of Morgan Stanley
                                                 since 1996   Investment Management Limited; Managing
                                                              Director of Morgan Stanley & Co. Incorporated;
                                                              Director and Chairman of the Board of various
                                                              U.S. registered companies managed by Morgan
                                                              Stanley Investment Management Inc.

Ronald E. Robison (63)        President and      President    President and Trustee; Chief Global Operations
1221 Avenue of the Americas   Director           and          Officer and Managing Director of Morgan Stanley
New York, NY 10020                               Director     Investment Management Inc.; Managing Director
                                                 since 2001   of Morgan Stanley & Co. Incorporated; formerly,
                                                              Managing Director and Chief Operating Officer of
                                                              TCW Investment Management Company; Director and
                                                              President of various funds in the Fund Complex.

                              NUMBER OF
                              PORTFOLIOS IN
                              FUND COMPLEX
NAME, AGE AND ADDRESS OF      OVERSEEN BY
DIRECTOR                      DIRECTOR**      OTHER DIRECTORSHIPS HELD BY DIRECTOR
---------------------------   -------------   ---------------------------------------
Barton M. Biggs (70)          72              Member of the Yale Development Board
1221 Avenue of the Americas
New York, NY 10020

Ronald E. Robison (63)        72
1221 Avenue of the Americas
New York, NY 10020

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Officers:

                                                                TERM OF OFFICE
                                             POSITION(S) HELD   AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT    TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ----------------   ---------------   ------------------------------------------------
Ronald E. Robison (63)                       President and      President since   Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    Director           2001              Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                                       Inc.; Director and President of various U.S.
New York, NY 10020                                                                registered investment companies managed by
                                                                                  Morgan Stanley Investment Management Inc.;
                                                                                  previously, Managing Director and Chief
                                                                                  Operating Officer of TCW Investment Management
                                                                                  Company.

Stefanie V. Chang (36)                       Vice President     Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       since 1997        Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                       Management Inc.; formerly, practiced law with
New York, NY 10020                                                                the New York law firm of Rogers & Wells (now
                                                                                  Clifford Chance US LLP); Vice President of
                                                                                  certain funds in the Fund Complex.

Lorraine Truten (41)                         Vice President     Vice President    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                       since 2001        Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                       Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                                President, Morgan Stanley Fund Distribution,
                                                                                  Inc. formerly, President of Morgan Stanley
                                                                                  Institutional Fund Trust; Vice President of
                                                                                  certain funds in the Fund Complex.

Mary E. Mullin (35)                          Secretary          Secretary since   Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       1999              Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                       Management Inc.; formerly, practiced law with
New York, NY 10020                                                                the New York law firms of McDermott, Will &
                                                                                  Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                  LLP; Secretary of certain funds in the Fund
                                                                                  Complex.

James W. Garrett (34)                        Treasurer          Treasurer since   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       2002              Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                       Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                                registered investment companies managed by
                                                                                  Morgan Stanley Investment Management Inc.;
                                                                                  formerly, with Price Waterhouse LLP (now
                                                                                  PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                        Assistant          Assistant         Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.            Treasurer          Treasurer since   Investor Services Co. (formerly, Chase Global
73 Tremont Street                                               2001              Funds Services Company); formerly Senior Auditor
Boston, MA 02108-3913                                                             at Price Waterhouse LLP (now
                                                                                  PricewaterhouseCoopers LLP); Assistant Treasurer
                                                                                  of certain funds in the Fund Complex.

----------------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR            LEGAL COUNSEL
Morgan Stanley Asset Management                 Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas                     1675 Broadway
New York, New York 10020                        New York, New York 10019-5820

DISTRIBUTOR                                     INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated               Ernst & Young LLP
1221 Avenue of the Americas                     200 Clarendon Street
New York, New York 10020                        Boston, Massachusetts 02116-5072

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2002


Money Market Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2002

Money Market Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

U.S. Gov't Agency Securities    79.8%
Other                           20.2%
                               100.0

TOP HOLDINGS*

                                                                  PERCENT OF
SECURITY                             INDUSTRY                     NET ASSETS
------------------------------------------------------------------------------
Federal Farm Credit Banks            U.S. Government Agency
                                         Securities                     26.6%
Student Loan Marketing Association   U.S. Government Agency
                                         Securities                     20.0
Federal Home Loan Banks              U.S. Government Agency
                                         Securities                     16.6
Federal National Mortgage            U.S. Government Agency
    Association                          Securities                     16.6

* Excludes repurchase agreement.

[CHART]

COMPARATIVE MONTHLY AVERAGE YIELDS

MONTHLY COMPARATIVE YIELDS

                MONTH                   30 DAY YIELD
                                                     iMONEYNET MONEY FUND COMPARABLE YIELDS
               ENDING         PORTFOLIO                       INDEX
January                           1.52%                        1.49%
February                          1.27                         1.41
March                             1.22                         1.37
April                             1.36                         1.33
May                               1.45                         1.33
June                              1.46                         1.32
July                              1.46                         1.29
August                            1.35                         1.26
September                         1.17                         1.24
October                           1.17                         1.21
November                          1.07                         1.07
December                          0.78                         0.92

Past performance is not predictive of future performance and assumes that all dividends and distributions, if any, were reinvested. Yields will fluctuate as market conditions change.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The annualized seven-day and thirty-day yields for the Portfolio as of December 31, 2002 were 0.74% and 0.73%, respectively. As with all money market portfolios, the seven-day and thirty-day yields are not necessarily indicative of future performance. The yield quotation more closely reflects the current earnings of the Portfolio than the total return.

MARKET REVIEW

The Federal Open Market Committee, having lowered its federal funds target to 1.75% on December 11, 2001, maintained that level for almost eleven months until November 6, 2002 when it reduced its target to 1.25%, a 41 year low. The Federal Reserve Bank has taken this accommodative posture as it tries to moderate the slowing pace of economic activity until greater confidence is achieved. Against this backdrop, money market yield levels have fallen to record lows.

With the fed funds target rate at such low levels for 2002, the economy appears to be firming. Gross Domestic Product growth rebounded to 4% in the third quarter of 2002, up from just 1.3% in the second quarter. However, early fourth quarter data has been mixed. The Institute for Supply Management Manufacturing Index rose in both November and December. The December level of 54.7 was well above expected, and the first reading above 50 since August. After declining for all of the third quarter, the Index of Leading Economic Indicators rose in both October and November. However, non-farm payrolls contracted in three of the final four months of 2002, and durable goods orders unexpectedly fell 1.4% in November, after a 1.7% gain in October.

Throughout the year, we maintained our high credit standards in the Portfolio by continuing to use a significant proportion of Federal agency obligations and overnight repurchase agreements. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Portfolio continues to serve as a useful investment for liquidity and preservation of capital while providing a yield that reflects prevailing money market conditions.

On December 31, 2002, approximately 80% of the Portfolio was invested in Federal agency obligations and 20% in an overnight repurchase agreement. The average maturity of the Portfolio was 8 days with 100% of its holdings due to mature in less than two months. Consequently, we believe that the Portfolio is well positioned for stability of value with a high degree of liquidity.

MARKET OUTLOOK

We expect the pace of economic activity during the first six months of 2003 to begin to reflect some improvement as the economy responds to stimulative monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity, consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an environment normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2003.


January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Money Market Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                              FACE     AMORTIZED
                                                            AMOUNT          COST
                                                             (000)         (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (79.8%)
  Federal Farm Credit Banks
    1.03%, 01/06/03                                       $ 16,000      $ 15,997
  Federal Home Loan Banks
    0.63%, 01/02/03                                         10,000        10,000
  Federal National Mortgage Association
    1.24%, 01/27/03                                         10,000         9,991
  Student Loan Marketing Association
    1.08%, 01/07/03                                         12,000        11,997
--------------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT & AGENCY
    SECURITIES (COST $47,985)                                             47,985
================================================================================
REPURCHASE AGREEMENT (20.3%)
  Bear Stearns Co., Inc., 1.25%, dated
    12/31/02, due 1/02/03
  (COST $12,200)                                            12,200(a)     12,200
================================================================================
TOTAL INVESTMENTS (100.1%) (COST $60,185)                                 60,185
================================================================================

                                                            AMOUNT        AMOUNT
                                                             (000)         (000)
OTHER ASSETS (0.1%)
  Cash                                                    $     29
  Other                                                          2            31
================================================================================
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable                             (51)
  Payable for Dividends Declared                               (19)
  Administrative Fees Payable                                  (15)
  Shareholder Reporting Expense Payable                         (7)
  Professional Fees Payable                                     (7)
  Directors' Fees and Expenses Payable                          (3)
  Custodian Fees Payable                                        (2)         (104)
================================================================================
NET ASSETS (100%)                                                       $ 60,112
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 60,113,964 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                        $   1.00
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $ 60,112
================================================================================

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                                     YEAR ENDED
                                                                                              DECEMBER 31, 2002
                                                                                                           (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                           $    1,041
---------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                  186
  Administrative Fees                                                                                       163
  Professional Fees                                                                                          23
  Shareholder Reporting                                                                                      17
  Custodian Fees                                                                                              7
  Directors' Fees and Expenses                                                                                4
  Other                                                                                                       9
---------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                          409
---------------------------------------------------------------------------------------------------------------
  Less: Fees Waived                                                                                         (69)
---------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                            340
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                         $      701
---------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                YEAR ENDED           YEAR ENDED
                                                                         DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                      (000)                (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                  $      701           $    3,070
  Net Realized Gain (Loss)                                                              --                   76
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                    701                3,146
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                               (763)              (3,084)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                     24,512               73,952
  Distributions Reinvested                                                             761                3,019
  Redemptions                                                                      (23,745)            (125,365)
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share
      Transactions                                                                   1,528              (48,394)
---------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                            1,466              (48,332)
NET ASSETS:
  Beginning of Period                                                               58,646              106,978
---------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of)
    net investment income of $9 in 2001)                                        $   60,112           $   58,646
---------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                               24,512               73,952
    Shares Issued on Distributions Reinvested                                          761                3,019
    Shares Redeemed                                                                (23,745)            (125,365)
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                            1,528              (48,394)
===============================================================================================================

     The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Financial Highlights

                                         Money Market Portfolio

Financial Highlights

Selected Per Share Data and Ratios

                                                                      YEAR ENDED DECEMBER 31,                    PERIOD FROM
                                                              ----------------------------------------      JANUARY 5, 1999*
                                                                   2002          2001           2000    TO DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   1.000     $   1.000     $    1.000            $  1.000
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     0.012        0.035          0.058               0.045
  Net Realized and Unrealized Gain (Loss)                            --         0.000+            --                  --
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.012         0.035          0.058               0.045
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                          (0.012)       (0.035)        (0.058)             (0.045)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $   1.000     $   1.000     $    1.000            $  1.000
==============================================================================================================================
TOTAL RETURN                                                       1.25%         3.50%          6.01%               4.63%++
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                             $  60,112     $  58,646     $  106,978            $ 93,292
Ratio of Expenses to Average Net Assets                            0.55%         0.55%          0.55%               0.55%**
Ratio of Net Investment Income (Loss) to Average Net Assets        1.13%         3.86%          5.85%               4.60%**
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)         $   0.001     $   0.001     $    0.001            $  0.002
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                 0.66%         0.64%          0.67%               0.77%**
    Net Investment Income (Loss) to Average Net Assets             1.02%         3.77%          5.74%               4.38%**
------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
+    Amount is less than $0.0005 per share
++   Not annualized

     The accompanying notes are an integral part of the financial statement

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio. The Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities owned by the Money Market Portfolio are stated at amortized cost which approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                   FROM $500
                 FIRST $500       MILLION TO    MORE THAN
PORTFOLIO           MILLION       $1 BILLION   $1 BILLION
----------------------------------------------------------
Money Market           0.30%            0.25%        0.20%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                               Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $2,918 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $2,707 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Distributions from the Portfolios are recorded on the ex-dividend date. The tax character of distributions paid during 2002 and 2001 was as follows:

                                      (000)
              -----------------------------------------------------
                  2002 DISTRIBUTIONS         2001 DISTRIBUTIONS
                     PAID FROM:                 PAID FROM:
              -------------------------   -------------------------
               ORDINARY       LONG-TERM    ORDINARY      LONG-TERM
PORTFOLIO        INCOME    CAPITAL GAIN      INCOME   CAPITAL GAIN
-------------------------------------------------------------------
Money Market    $ 763          $ --         $ 3,084     $ --

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                        (000)
                         ------------------------------------
                           UNDISTRIBUTED     UNDISTRIBUTED
                                ORDINARY         LONG-TERM
PORTFOLIO                         INCOME      CAPITAL GAIN
-------------------------------------------------------------
Money Market                    $ 3               $ --

At December 31, 2002, cost for U.S. Federal income tax purposes of the investments of the Portfolio was approximately $60,185,000.

G. OTHER: From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

Report of Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
MONEY MARKET PORTFOLIO

We have audited the accompanying statement of net assets of the Money Market Portfolio (one of the portfolios constituting the Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from January 5, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of the Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Federal Tax Information (Unaudited)

For the year ended December 31, 2002, the Portfolio earned 39.8% of its income from direct U.S. Treasury Obligations.

Director and Officer Information (Unaudited)

Independent Directors:

                                          TERM OF                                          NUMBER OF
                                          OFFICE                                           PORTFOLIOS
                           POSITION(S)    AND                                              IN FUND
                           HELD           LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS OF   WITH           TIME        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
DIRECTOR                   REGISTRANT     SERVED*     PAST 5 YEARS                         DIRECTOR**   DIRECTOR
------------------------   -----------    ---------   ------------------------------       -----------  ---------------------------
John D. Barrett II (67)    Director       Director    Chairman and Director of Barrett     71           Director of the Ashforth
565 Fifth Avenue                          since       Associates, Inc. (investment                      Company (real estate).
New York, NY 10017                        1996        counseling).

Thomas P. Gerrity (61)     Director       Director    Professor of Management,             71           Director, ICG Commerce,
219 Grays Lane                            since       formerly, Dean, Wharton School                    Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                       2001        of Business, University of                        Reliance Group Holdings,
                                                      Pennsylvania; formerly,                           Inc., CVS Corporation and
                                                      Director, IKON Office Solutions,                  Knight-Ridder, Inc.
                                                      Inc., Fiserv, Digital Equipment
                                                      Corporation, Investor Force
                                                      Holdings, Inc. and Union Carbide
                                                      Corporation.

Gerard E. Jones (65)       Director       Director    Of Counsel, Shipman & Goodwin,       72           Director of Tractor Supply
Shipman & Goodwin, LLP                    since       LLP (law firm).                                   Company, Tiffany
43 Arch Street                            1996                                                          Foundation, Fairfield
Greenwich, CT 06830                                                                                     County Foundation and The
                                                                                                        India Magnum Fund Ltd.

Joseph J. Kearns (60)      Director       Director    Investment consultant; formerly,     71           Director, Electro Rent
6287 Via Escondido                        since       CFO of The J. Paul Getty Trust.                   Corporation and The Ford
Malibu, CA 90265                          2001                                                          Family Foundation.

Vincent R. McLean (71)     Director       Director    Formerly, Executive Vice             71           Director, Banner Life
702 Shackamaxon Drive                     since       President, Chief Financial                        Insurance Co.; William Penn
Westfield, NJ 07090                       2001        Officer, Director and Member of                   Life Insurance Company of
                                                      the Executive Committee of                        New York.
                                                      Sperry Corporation (now part of
                                                      Unisys Corporation).

C. Oscar Morong, Jr.       Director       Director    Managing Director, Morong            71           Trustee of the mutual funds
(67)                                      since       Capital Management; formerly,                     in the Smith
1385 Outlook Drive West                   2001        Senior Vice President and                         Barney/CitiFunds fund
Mountainside, NJ 07092                                Investment Manager for CREF,                      complex.
                                                      TIAA-CREF Investment Management,
                                                      Inc. (investment management);
                                                      formerly, Director, The
                                                      Indonesia Fund (mutual fund).

William G. Morton, Jr.     Director       Director    Chairman Emeritus and former         71           Director of Radio Shack
(65)                                      since       Chief Executive Officer of                        Corporation (electronics).
304 Newbury Street, #560                  2000        Boston Stock Exchange.
Boston, MA 02115

Michael Nugent (66)        Director       Director    General Partner, Triumph             194          Director of various
c/o Triumph Capital,                      since       Capital, L.P. (private                            business organizations;
L.P.                                      2001        investment partnership);                          Chairman of the Insurance
237 Park Avenue                                       formerly, Vice President,                         Committee and Director or
New York, NY 10017                                    Bankers Trust Company and BT                      Trustee of the retail
                                                      Capital Corporation.                              families of funds advised
                                                                                                        by Morgan Stanley
                                                                                                        Investment Advisors Inc.

Fergus Reid (70)           Director       Director    Chairman and Chief Executive         72           Trustee and Director of
85 Charles Colman Blvd.                   since       Officer of Lumelite Plastics                      approximately 30 investment
Pawling, NY 12564                         1996        Corporation.                                      companies in the JPMorgan
                                                                                                        Funds complex managed by
                                                                                                        JPMorgan Investment
                                                                                                        Management Inc., Director
                                                                                                        of The India Magnum Fund
                                                                                                        Ltd.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (Cont'd)

Independent Directors:

                                          TERM OF                                          NUMBER OF
                                          OFFICE                                           PORTFOLIOS
                           POSITION(S)    AND                                              IN FUND
                           HELD           LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS OF   WITH           TIME        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
DIRECTOR                   REGISTRANT     SERVED*     PAST 5 YEARS                         DIRECTOR**   DIRECTOR
------------------------   -----------    ---------   ------------------------------       -----------  ---------------------------
Barton M. Biggs (70)       Chairman and   Chairman    Chairman, Director and               72           Member of the Yale
1221 Avenue of the         Director       and         Managing Director of Morgan                       Development Board
Americas                                  Director    Stanley Investment Management
New York, NY 10020                        since 1996  Inc. and Chairman and Director
                                                      of Morgan Stanley Investment
                                                      Management Limited; Managing
                                                      Director of Morgan Stanley &
                                                      Co. Incorporated; Director and
                                                      Chairman of the Board of
                                                      various U.S. registered
                                                      companies managed by Morgan
                                                      Stanley Investment Management
                                                      Inc.

Ronald E. Robison (63)     President and  President   President and Trustee; Chief         72
1221 Avenue of the         Director       and         Global Operations Officer and
Americas                                  Director    Managing Director of Morgan
New York, NY 10020                        since 2001  Stanley Investment Management
                                                      Inc.; Managing Director of
                                                      Morgan Stanley & Co.
                                                      Incorporated; formerly,
                                                      Managing Director and Chief
                                                      Operating Officer of TCW
                                                      Investment Management Company;
                                                      Director and President of
                                                      various funds in the Fund
                                                      Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at You may also retrieve this information on-line at the Securities and Exchange Commission's web site at 1-800-281-2715. "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                                              TERM OF OFFICE
NAME, AGE AND ADDRESS OF EXECUTIVE        POSITION(S) HELD    AND LENGTH OF
OFFICER                                   WITH REGISTRANT     TIME SERVED*          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------    -----------------   -----------------     -----------------------------------------------
Ronald E. Robison (63)                    President and       President since       Chief Global Operations Officer and
Morgan Stanley Investment Management      Director            2001                  Managing Director of Morgan Stanley
 Inc.                                                                               Investment Management Inc.; Director and
1221 Avenue of the Americas                                                         President of various U.S. registered
New York, NY 10020                                                                  investment companies managed by Morgan
                                                                                    Stanley Investment Management Inc.;
                                                                                    previously, Managing Director and Chief
                                                                                    Operating Officer of TCW Investment
                                                                                    Management Company.

Stefanie V. Chang (36)                    Vice President      Vice President        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management                          since 1997            Incorporated and Morgan Stanley Investment
 Inc.                                                                               Management Inc.; formerly, practiced law
1221 Avenue of the Americas                                                         with the New York law firm of Rogers &
New York, NY 10020                                                                  Wells (now Clifford Chance US LLP); Vice
                                                                                    President of certain funds in the Fund
                                                                                    Complex.

Lorraine Truten (41)                      Vice President      Vice President        Executive Director of Morgan Stanley
Morgan Stanley Investment Management                          since 2001            Investment Management Inc.; Head of Global
 Inc.                                                                               Client Services, Morgan Stanley Investment
1221 Avenue of the Americas                                                         Management Inc.; President, Morgan Stanley
New York, NY 10020                                                                  Fund Distribution, Inc. formerly,
                                                                                    President of Morgan Stanley Institutional
                                                                                    Fund Trust; Vice President of certain funds
                                                                                    in the Fund Complex.

Mary E. Mullin (35)                       Secretary           Secretary since       Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management                          1999                  Incorporated and Morgan Stanley Investment
 Inc.                                                                               Management Inc.; formerly, practiced law
1221 Avenue of the Americas                                                         with the New York law firms of McDermott,
New York, NY 10020                                                                  Will & Emery and Skadden, Arps, Slate,
                                                                                    Meagher & Flom LLP; Secretary of certain
                                                                                    funds in the Fund Complex.

James W. Garrett (34)                     Treasurer           Treasurer since       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management                          2002                  Incorporated and Morgan Stanley Investment
 Inc.                                                                               Management Inc. and Treasurer of various
1221 Avenue of the Americas                                                         U.S. registered investment companies
New York, NY 10020                                                                  managed by Morgan Stanley Investment
                                                                                    Management Inc.; formerly, with Price
                                                                                    Waterhouse LLP (now PricewaterhouseCoopers
                                                                                    LLP).

Belinda A. Brady (34)                     Assistant           Assistant             Fund Administration Senior Manager, J.P.
J.P. Morgan Investor Services Co.         Treasurer           Treasurer since       Morgan Investor Services Co. (formerly,
73 Tremont Street                                             2001                  Chase Global Funds Services Company);
Boston, MA 02108-3913                                                               formerly Senior Auditor at Price
                                                                                    Waterhouse LLP (now PricewaterhouseCoopers
                                                                                    LLP); Assistant Treasurer of certain funds
                                                                                    in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                          THE UNIVERSAL INSTITUTIONAL FUND, INC.

                                          Annual Report - December 31, 2002

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                   Annual Report -- December 31, 2002


Technology Portfolio

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2002

Technology Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Other                                                      22.1%
Computers Software/Services                                32.2%
Electronics (Semiconductors)                               23.8%
Computers (Hardware)                                       10.0%
Computers (Networking)                                      6.4%
Biotechnology                                               5.5%


TOP FIVE HOLDINGS**

                                                         PERCENT OF
SECURITY                   INDUSTRY                      NET ASSETS
-------------------------------------------------------------------
Microsoft Corp.            Computers Software/Services      8.9%
Intel Corp.                Electronics - Semiconductors     6.2
Cisco Systems, Inc.        Computers - Networking           5.3
Qualcomm, Inc.             Communications Equipment         4.1
Oracle Corp.               Computers Software/Services      3.7

** Excludes short-term investments.

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)

                                       TOTAL RETURNS(2)
                             -----------------------------------
                                  ONE           AVERAGE ANNUAL
                                  YEAR        SINCE INCEPTION(3)
----------------------------------------------------------------
Portfolio                        (48.97)%          (36.39)%
Nasdaq Composite Index           (31.53)           (25.68)
S&P 500 Index                    (22.09)           (12.57)

(1) The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on the Nasdaq stock market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 30, 1999.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                                        NASDAQ
                                               S&P 500                 COMPOSITE
                     PORTFOLIO                  INDEX                    INDEX
                   ---------------------------------------------------------------
11/30/99*             $10,000                  $10,000                  $10,000
12/31/1999            $12,416                  $10,589                  $11,894
12/31/2000             $9,499                   $9,623                   $7,221
12/31/2001             $4,855                   $8,480                   $5,701
12/31/2002             $2,478                   $6,608                   $3,903

* Commenced operations on November 30, 1999.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% in securities of foreign issuers.

For the year ended December 31, 2002, the Portfolio had a total return of -48.97% compared to -31.53% for the Nasdaq Composite Index (the "Index") and -22.09% for the S&P 500 Index.

MARKET REVIEW

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

Our strategy in 2002 was to attempt to be more defensive in the face of extreme volatility and poor conditions for the technology sector. In retrospect, most of the moves we made were correct, but were not enough to offset the exposure to higher beta, premium valuation, and lower capitalization names. From a capitalization perspective, we increased the Portfolio's weight in larger cap names, as the mid and small cap names we typically favor were hit harder in the downturn. The Portfolio increased its exposure to the largest names that dominate the Index, within its constraints on exposure to individual issues. The Portfolio held fewer names, concentrating in the names where we had the greatest conviction in the business model and underlying fundamentals. The Portfolio owned lower beta names in several areas, including information technology outsourcing, and payroll and transaction processors, and cut back on some of the highest beta areas such as communication integrated circuits, which were particularly volatile.

The sector emphasis in the Portfolio was fairly stable over the year. The Portfolio's biggest exposure was to semi-conductors, the only large area of the market that remained profitable even through the worst of the downturn. There was an inventory build-up in the first quarter, which benefited the names, however subsequent weakness was driven by the lack of end demand. Going into the end of last year, inventories were again lean, and semi-conductors are a necessary component for every area of technology, regardless of which area leads the recovery. We increased the Portfolio's exposure to semi-conductors in the fourth quarter. The Portfolio's second largest exposure was in software. Software is a highly leveraged growth play, as there are no inventories to maintain and the businesses are highly scaleable as a result. Software was hurt by a lack of business visibility as companies deferred purchases. We tended to favor companies involved in smaller deal sizes, as large contracts were virtually nonexistent. Enterprise software, specifically in the areas of security and integration, were areas of emphasis in the Portfolio. Both corporate and government spending should be positive for selected software companies which we added in the fourth quarter. Throughout the year, the Portfolio was underweight in telecommunications, with the exception of its exposure to one major company. In our view, the workout in telecommunications will take years because there still is an excess of capacity and companies that impedes recovery in this area.

MARKET OUTLOOK

In our view, the significant economic stimulus that the Federal Reserve has provided will be a positive catalyst for the economic recovery. We are cautiously optimistic that the recovery in technology may happen sooner than the consensus expectations for the second half of this year. The consolidations we are seeing are signals usually seen at bottoming inflection points. Of concern is the geo-political overhang, most notably oil and the threat of war, which could destabilize or postpone the recovery.

January 2003

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                        Technology Portfolio

                                        FINANCIAL STATEMENTS
                                        December 31, 2002

Statement of Net Assets

                                                                         VALUE
                                                         SHARES          (000)
------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
CAPITAL GOODS (1.4%)
ELECTRICAL EQUIPMENT (1.0%)
  Amphenol Corp.                                          2,150(a)    $     81
  Flextronics International Ltd.                         21,350(a)         175
------------------------------------------------------------------------------
                                                                           256
==============================================================================
MANUFACTURING (SPECIALIZED) (0.4%)
  Jabil Circuit, Inc.                                     5,400(a)          97
------------------------------------------------------------------------------
TOTAL CAPITAL GOODS                                                        353
==============================================================================
COMMUNICATION SERVICES (1.9%)
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.9%)
  AT&T Wireless Services, Inc.                           48,400(a)         274
  Nextel Communications, Inc., Class A                   16,750(a)         193
------------------------------------------------------------------------------
TOTAL COMMUNICATION SERVICES                                               467
==============================================================================
CONSUMER CYCLICALS (1.4%)
RETAIL (COMPUTERS & ELECTRONICS) (0.4%)
  CDW Computer Centers, Inc.                              2,550(a)         112
------------------------------------------------------------------------------
SERVICES (COMMERCIAL & CONSUMER) (1.0%)
  Apollo Group, Inc., Class A                             5,720(a)         251
------------------------------------------------------------------------------
TOTAL CONSUMER CYCLICALS                                                   363
==============================================================================
HEALTH CARE (7.1%)
BIOTECHNOLOGY (5.5%)
  Amgen, Inc.                                            12,746(a)         616
  Gilead Sciences, Inc.                                   7,792(a)         265
  Idec Pharmaceuticals Corp.                              5,322(a)         177
  Medimmune, Inc.                                         4,200(a)         114
  Regeneron Pharmaceuticals, Inc.                        10,900(a)         202
------------------------------------------------------------------------------
                                                                         1,374
==============================================================================
HEALTH CARE (DRUGS/PHARMACEUTICALS) (0.8%)
  Celgene Corp.                                           8,800(a)         189
------------------------------------------------------------------------------
HEALTH CARE (SPECIAL SERVICES) (0.8%)
  Exelixis, Inc.                                         26,138(a)         209
------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                        1,772
==============================================================================
TECHNOLOGY (86.0%)
COMMUNICATIONS EQUIPMENT (5.1%)
  Motorola, Inc.                                         28,600            247
  Qualcomm, Inc.                                         28,246(a)       1,028
------------------------------------------------------------------------------
                                                                         1,275
==============================================================================
COMPUTERS (HARDWARE) (10.0%)
  Dell Computer Corp.                                    27,148(a)         726
  Emulex Corp.                                           17,045(a)         316
  Extreme Networks, Inc.                                 22,996(a)          75
  Hewlett-Packard Co.                                    33,650            584
  McData Corp.                                           33,150(a)         235
  Sun Microsystems, Inc.                                 36,150(a)         113
  WARP Technology Holdings, Inc.                        618,300(a,b)       467
------------------------------------------------------------------------------
                                                                         2,516
==============================================================================
COMPUTERS (NETWORKING) (6.4%)
  Cisco Systems, Inc.                                   101,306(a)       1,327
  Network Appliance, Inc.                                28,950(a)         290
------------------------------------------------------------------------------
                                                                         1,617
==============================================================================
COMPUTERS (PERIPHERALS) (2.5%)
  EMC Corp.                                              42,600(a)    $    262
  Finisar Corp.                                          67,440(a)          64
  SanDisk Corp.                                          14,350(a)         291
------------------------------------------------------------------------------
                                                                           617
==============================================================================
COMPUTERS SOFTWARE/SERVICES (32.2%)
  Adobe Systems, Inc.                                    10,197            253
  Affiliated Computer Services, Inc., Class A             2,700(a)         142
  BEA Systems, Inc.                                      45,997(a)         528
  Computer Associates International, Inc.                 7,300             99
  Electronic Arts, Inc.                                   1,050(a)          52
  Informatica Corp.                                      42,130(a)         243
  Internet Security Systems, Inc.                         9,400(a)         172
  Intuit, Inc.                                            7,298(a)         342
  Mercury Interactive Corp.                              11,900(a)         353
  Microsoft Corp.                                        43,450(a)       2,246
  Network Associates, Inc.                               16,550(a)         266
  Oracle Corp.                                           85,693(a)         926
  PeopleSoft, Inc.                                       12,400(a)         227
  Quest Software, Inc.                                   20,096(a)         207
  Rational Software Corp.                                26,100(a)         271
  SAP AG ADR                                              5,100             99
  Siebel Systems, Inc.                                    8,600(a)          64
  Symantec Corp.                                          9,050(a)         367
  TIBCO Software, Inc.                                   49,846(a)         308
  VeriSign, Inc.                                         21,700(a)         174
  Veritas Software Corp.                                 24,625(a)         385
  Vignette Corp.                                        161,429(a)         198
  Yahoo!, Inc.                                            9,447(a)         155
------------------------------------------------------------------------------
                                                                         8,077
==============================================================================
ELECTRONICS (INSTRUMENTS) (0.6%)
  Bruker Daltonics, Inc.                                 32,094(a)         156
------------------------------------------------------------------------------
ELECTRONICS (SEMICONDUCTORS) (23.8%)
  Advanced Micro Devices, Inc.                           17,300(a)         112
  Altera Corp.                                           44,344(a)         547
  Analog Devices, Inc.                                   12,598(a)         301
  Broadcom Corp., Class A                                13,896(a)         209
  Conexant Systems, Inc.                                 29,985(a)          48
  Intel Corp.                                           100,086          1,558
  Intersil Corp.                                         31,900(a)         445
  Kopin Corp.                                            97,292(a)         382
  Linear Technology Corp.                                11,050            284
  Marvell Technology Group Ltd.                           5,800(a)         109
  Maxim Intergrated Products, Inc.                       11,200            370
  Micrel, Inc.                                           14,497(a)         130
  Microchip Technology, Inc.                              5,600            137
  QLogic Corp.                                           10,542(a)         364
  Skyworks Solutions, Inc.                               21,051(a)         182
  STMicroelectronics N.V.                                 5,900            115
  Texas Instruments, Inc.                                11,696            176
  TriQuint Semiconductor, Inc.                           15,144(a)          64
  Xilinx, Inc.                                           22,197(a)         457
------------------------------------------------------------------------------
                                                                         5,990
==============================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                         SHARES          (000)
------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
EQUIPMENT (SEMICONDUCTORS) (4.1%)
  Applied Materials, Inc.                                29,000(a)    $    378
  Cymer, Inc.                                             3,650(a)         118
  KLA-Tencor Corp.                                        5,247(a)         185
  Novellus Systems, Inc.                                 12,247(a)         344
------------------------------------------------------------------------------
                                                                         1,025
==============================================================================
SERVICES (COMPUTER SYSTEMS) (0.7%)
  SunGard Data Systems, Inc.                              7,050(a)         166
------------------------------------------------------------------------------
SERVICES (DATA PROCESSING) (0.6%)
  BISYS Group, Inc. (The)                                 4,300(a)          68
  Concord EFS, Inc.                                       5,900(a)          93
------------------------------------------------------------------------------
                                                                           161
==============================================================================
TOTAL TECHNOLOGY                                                        21,600
==============================================================================
  TOTAL COMMON STOCKS (COST $29,417)                                    24,555
==============================================================================

                                                           FACE
                                                         AMOUNT
                                                          (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.3%)
REPURCHASE AGREEMENT (2.3%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
    (COST $581)                                         $   581(c)         581
==============================================================================

                                                         AMOUNT         AMOUNT
                                                          (000)          (000)
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $29,998)                             $ 25,136
==============================================================================
OTHER ASSETS (0.5%)
  Cash                                                  $     1
  Receivable for Investments Sold                           132
  Dividends Receivable                                        4            137
==============================================================================
LIABILITIES (-0.6%)
  Payable for Investments Purchased                         (43)
  Payable for Portfolio Shares
    Redeemed                                                (42)
  Investment Advisory Fees Payable                          (41)
  Shareholder Reporting Expense Payable                     (12)
  Administrative Fees Payable                                (7)
  Professional Fees Payable                                  (6)
  Custodian Fees Payable                                     (4)
  Directors' Fees and Expenses Payable                       (1)         (156)
==============================================================================
NET ASSETS (100%)                                                     $ 25,117
==============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 10,152,598 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                            $   2.47
==============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $107,993
Accumulated Net Realized Gain (Loss)                                  (78,014)
Unrealized Appreciation (Depreciation) on Investments                  (4,862)
------------------------------------------------------------------------------
NET ASSETS                                                            $ 25,117
==============================================================================

(a) -- Non-income producing security.
(b) -- Restricted security not registered under the Securities Act of 1933. Acquired 12/99 - 6/00 at a cost of $544,000. At December 31, 2002, this security had a market value of $467,000, representing 1.9% of net assets.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Technology Portfolio

                                                                                            YEAR ENDED
                                                                                     DECEMBER 31, 2002
STATEMENT OF OPERATIONS                                                                          (000)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                   $     26
  Interest                                                                                          15
-------------------------------------------------------------------------------------------------------
    Total Income                                                                                    41
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                         253
  Administrative Fees                                                                               83
  Shareholder Reporting                                                                             22
  Professional Fees                                                                                 21
  Custodian Fees                                                                                    12
  Directors' Fees and Expenses                                                                       2
  Other                                                                                             13
-------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                 406
-------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived                                                                  (43)
-------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                   363
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                      (322)
-------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                             (26,178)
-------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                    2,840
-------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                (23,338)
-------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $(23,660)
=======================================================================================================

                                                                                            YEAR ENDED            YEAR ENDED
                                                                                     DECEMBER 31, 2002     DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                               (000)                 (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                                $   (322)             $   (400)
  Net Realized Gain (Loss)                                                                     (26,178)              (38,164)
  Change in Unrealized Appreciation (Depreciation)                                               2,840                 9,187
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                            (23,660)              (29,377)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                 28,588                62,358
  Redemptions                                                                                  (23,416)              (46,730)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions              5,172                15,628
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                      (18,488)              (13,749)
NET ASSETS:
  Beginning of Period                                                                           43,605                57,354
-----------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income (accumulated net
    investment loss) of $(19) in 2001)                                                        $ 25,117              $ 43,605
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                            8,863                11,174
    Shares Redeemed                                                                             (7,713)               (8,231)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                        1,150                 2,943
=============================================================================================================================

     The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected Per Share Data and Ratios

                                                                           YEAR ENDED DECEMBER 31,                 PERIOD FROM
                                                                   -------------------------------------     NOVEMBER 30, 1999*
                                                                       2002#         2001         2000    TO DECEMBER 31, 1999#
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  4.84      $  9.47      $ 12.38              $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                         (0.03)       (0.04)       (0.07)               (0.00) +
  Net Realized and Unrealized Gain (Loss)                              (2.34)       (4.59)       (2.84)                2.41
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.37)       (4.63)       (2.91)                2.41
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                   --           --           --                (0.03)
  Net Realized Gain                                                       --           --        (0.00) +                --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   --           --        (0.00) +             (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  2.47      $  4.84      $  9.47              $ 12.38
===============================================================================================================================
TOTAL RETURN                                                          (48.97)%     (48.89)%     (23.49)%              24.16% ++
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                    $25,117      $43,605      $57,354              $ 3,655
Ratio of Expenses to Average Net Assets                                 1.15%        1.17%        1.15%                1.15% **
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A         1.15%         N/A                  N/A
Ratio of Net Investment Income (Loss) to Average Net Assets            (1.02)%      (0.95)%      (0.85)%              (0.39)%**
Portfolio Turnover Rate                                                  140%          71%         139%                   6% ++
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)                $  0.00  +   $  0.01      $  0.02              $  0.05
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                      1.29%        1.31%        1.36%               12.57% **
    Net Investment Income (Loss) to Average Net Assets                 (1.16)%      (1.09)%      (1.06)%             (11.82)%**
-------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
# Per share amounts for the period and year ended December 31, 1999 and December 31, 2002, respectively, are based on average shares outstanding
+  Amount is less than $0.005 per share
++ Not annualized


     The accompanying notes are an integral part of the financial statement

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2002

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Technology Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                                  FROM $500
                                   FIRST $500    MILLION TO     MORE THAN
PORTFOLIO                             MILLION    $1 BILLION    $1 BILLION
----------------------------------------------------------------------------
Technology                               0.80%         0.75%         0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $1,029 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $793 due to these fluctuations.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during 2002 or 2001.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                          NET
COST                          APPRECIATION     DEPRECIATION      DEPRECIATION
(000)                                (000)            (000)             (000)
-------------------------------------------------------------------------------
$37,679                               $ --         $(12,543)         $(12,543)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $66,765,000 of which $8,971,000 will expire on December 31, 2008, $33,239,000 will expire on December 31, 2009, and $24,555,000 will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for such gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $3,568,000.

G. OTHER: For the year ended ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $49,389,000 and $43,186,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

During the year ended ended December 31, 2002, the Portfolio incurred $1,861 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Overview

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
TECHNOLOGY PORTFOLIO


We have audited the accompanying statement of net assets of the Technology Portfolio (one of the portfolios constituting the Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from November 30, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Technology Portfolio of the Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                           NUMBER OF
                                            TERM OF                                        PORTFOLIOS
                                            OFFICE                                         IN FUND
                                            AND                                            COMPLEX
                             POSITION(S)    LENGTH OF                                      OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING     BY          OTHER DIRECTORSHIPS HELD BY
DIRECTOR                     REGISTRANT     SERVED*     PAST 5 YEARS                       DIRECTOR**  DIRECTOR
---------------------------  -----------    ----------  ---------------------------------  ----------  -----------------------------
John D. Barrett II (67)      Director       Director    Chairman and Director of Barrett    71         Director of the Ashforth
565 Fifth Avenue                            since 1996  Associates, Inc. (investment                   Company (real estate).
New York, NY 10017                                      counseling).

Thomas P. Gerrity (61)       Director       Director    Professor of Management,            71         Director, ICG Commerce,
219 Grays Lane                              since 2001  formerly, Dean, Wharton School of              Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                                     Business, University of                        Reliance Group Holdings,
                                                        Pennsylvania; formerly, Director,              Inc., CVS Corporation and
                                                        IKON Office Solutions, Inc.,                   Knight-Ridder, Inc.
                                                        Fiserv, Digital Equipment
                                                        Corporation, Investor Force
                                                        Holdings, Inc. and Union Carbide
                                                        Corporation.

Gerard E. Jones (65)         Director       Director    Of Counsel, Shipman & Goodwin,      72         Director of Tractor Supply
Shipman & Goodwin, LLP                      since 1996  LLP (law firm).                                Company, Tiffany Foundation,
43 Arch Street                                                                                         Fairfield County Foundation
Greenwich, CT 06830                                                                                    and The India Magnum Fund
                                                                                                       Ltd.

Joseph J. Kearns (60)        Director       Director    Investment consultant; formerly,    71         Director, Electro Rent
6287 Via Escondido                          since 2001  CFO of The J. Paul Getty Trust.                Corporation and The Ford
Malibu, CA 90265                                                                                       Family Foundation.

Vincent R. McLean (71)       Director       Director    Formerly, Executive Vice            71         Director, Banner Life
702 Shackamaxon Drive                       since 2001  President, Chief Financial                     Insurance Co.; William Penn
Westfield, NJ 07090                                     Officer, Director and Member of                Life Insurance Company of
                                                        the Executive Committee of Sperry              New York.
                                                        Corporation (now part of Unisys
                                                        Corporation).

C. Oscar Morong, Jr. (67)    Director       Director    Managing Director, Morong Capital   71         Trustee of the mutual funds
1385 Outlook Drive West                     since 2001  Management; formerly, Senior Vice              in the Smith
Mountainside, NJ 07092                                  President and Investment Manager               Barney/CitiFunds fund
                                                        for CREF, TIAA-CREF Investment                 complex.
                                                        Management, Inc. (investment
                                                        management); formerly, Director,
                                                        The Indonesia Fund (mutual fund).

William G. Morton, Jr. (65)  Director       Director    Chairman Emeritus and former        71         Director of Radio Shack
304 Newbury Street, #560                    since 2000  Chief Executive Officer of Boston              Corporation (electronics).
Boston, MA 02115                                        Stock Exchange.

Michael Nugent (66)          Director       Director    General Partner, Triumph Capital,  194         Director of various business
c/o Triumph Capital, L.P.                   since 2001  L.P. (private investment                       organizations; Chairman of
237 Park Avenue                                         partnership); formerly, Vice                   the Insurance Committee and
New York, NY 10017                                      President, Bankers Trust Company               Director or Trustee of the
                                                        and BT Capital Corporation.                    retail families of funds
                                                                                                       advised by Morgan Stanley
                                                                                                       Investment Advisors Inc.

Fergus Reid (70)             Director       Director    Chairman and Chief Executive        72         Trustee and Director of
85 Charles Colman Blvd.                     since 1996  Officer of Lumelite Plastics                   approximately 30 investment
Pawling, NY 12564                                       Corporation.                                   companies in the JPMorgan
                                                                                                       Funds complex managed by
                                                                                                       JPMorgan Investment
                                                                                                       Management Inc., Director of
                                                                                                       The India Magnum Fund Ltd.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Overview

Director and Officer Information (cont'd)

Interested Directors:


                                                                                           NUMBER OF
                                            TERM OF                                        PORTFOLIOS
                                            OFFICE                                         IN FUND
                                            AND                                            COMPLEX
                             POSITION(S)    LENGTH OF                                      OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING     BY          OTHER DIRECTORSHIPS HELD BY
DIRECTOR                     REGISTRANT     SERVED*     PAST 5 YEARS                       DIRECTOR**  DIRECTOR
---------------------------  -----------    ----------  ---------------------------------  ----------  -----------------------------
Barton M. Biggs (70)         Chairman and   Chairman    Chairman, Director and Managing     72         Member of the Yale
1221 Avenue of the Americas  Director       and         Director of Morgan Stanley                     Development Board
New York, NY 10020                          Director    Investment Management Inc. and
                                            since 1996  Chairman and Director of Morgan
                                                        Stanley Investment Management
                                                        Limited; Managing Director of
                                                        Morgan Stanley & Co.
                                                        Incorporated; Director and
                                                        Chairman of the Board of various
                                                        U.S. registered companies managed
                                                        by Morgan Stanley Investment
                                                        Management Inc.

Ronald E. Robison (63)       President and  President   President and Trustee; Chief        72
1221 Avenue of the Americas  Director       and         Global Operations Officer and
New York, NY 10020                          Director    Managing Director of Morgan
                                            since 2001  Stanley Investment Management
                                                        Inc.; Managing Director of Morgan
                                                        Stanley & Co. Incorporated;
                                                        formerly, Managing Director and
                                                        Chief Operating Officer of TCW
                                                        Investment Management Company;
                                                        Director and President of various
                                                        funds in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:


                                                            TERM OF
                                            POSITION(S)     OFFICE AND
                                            HELD WITH       LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT      TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  --------------  ------------   --------------------------------------------------------
Ronald E. Robison (63)                      President and   President      Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.   Director        since 2001     Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                                                President of various U.S. registered investment companies
New York, NY 10020                                                         managed by Morgan Stanley Investment Management Inc.;
                                                                           previously, Managing Director and Chief Operating Officer
                                                                           of TCW Investment Management Company.

Stefanie V. Chang (36)                      Vice President  Vice           Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                   President      and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                 since 1997     practiced law with the New York law firm of Rogers &
New York, NY 10020                                                         Wells (now Clifford Chance US LLP); Vice President of
                                                                           certain funds in the Fund Complex.

Lorraine Truten (41)                        Vice President  Vice           Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                   President      Management Inc.; Head of Global Client Services, Morgan
1221 Avenue of the Americas                                 since 2001     Stanley Investment Management Inc.; President, Morgan
New York, NY 10020                                                         Stanley Fund Distribution, Inc. formerly, President of
                                                                           Morgan Stanley Institutional Fund Trust; Vice President
                                                                           of certain funds in the Fund Complex.

Mary E. Mullin (35)                         Secretary       Secretary      Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.                   since 1999     Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                                practiced law with the New York law firms of McDermott,
New York, NY 10020                                                         Will & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                           LLP; Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                       Treasurer       Treasurer      Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.                   since 2002     Morgan Stanley Investment Management Inc. and Treasurer
1221 Avenue of the Americas                                                of various U.S. registered investment companies managed
New York, NY 10020                                                         by Morgan Stanley Investment Management Inc.; formerly,
                                                                           with Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                           LLP).

Belinda A. Brady (34)                       Assistant       Assistant      Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.            Treasurer       Treasurer      Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                                           since 2001     Company); formerly Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                                                      (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                                                           certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                        THE UNIVERSAL INSTITUTIONAL FUND, INC.

                                        Annual Report - December 31, 2002

INVESTMENT ADVISER AND ADMINISTRATOR        LEGAL COUNSEL
Morgan Stanley Asset Management             Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas                 1675 Broadway
New York, New York 10020                    New York, New York 10019-5820


DISTRIBUTOR                                 INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated           Ernst & Young LLP
1221 Avenue of the Americas                 200 Clarendon Street
New York, New York 10020                    Boston, Massachusetts 02116-5072


CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245



This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                    Annual Report -- December 31, 2002


U.S. Real Estate Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

U.S. Real Estate Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Office                          22.4%
Industrial                       8.1%
Residential Apartmemts          21.2%
Retail Regional Malls           17.6%
Lodging/Resorts                 10.5%
Other                           20.2%
                              --------
                               100.0

TOP FIVE HOLDINGS**

                                                                    PERCENT OF
SECURITY                                    INDUSTRY                NET ASSETS
------------------------------------------------------------------------------
Simon Property Group, Inc. Paired Stock     Retail Regional Malls          7.6%
Avalonbay Communities, Inc. REIT            Residential Apartments         5.5
Equity Office Properties Trust REIT         Office                         5.2
Brookfield Properties Corp.                 Office                         5.1
Equity Residential Properties Trust REIT    Residential Apartments         4.7

**Excludes short-term investments.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX

                                           TOTAL RETURNS(2)
                            ----------------------------------------------------
                                                   AVERAGE
                                                    ANNUAL
                                         ONE          FIVE      AVERAGE ANNUAL
                              YTD       YEAR         YEARS    SINCE INCEPTION(3)
--------------------------------------------------------------------------------
Portfolio -- Class I        (0.79)%    (0.79)%        4.35%          6.70%
Portfolio -- Class II        2.82        N/A           N/A            N/A
Index1 -- Class I            3.82       3.82          3.30           5.96
Index1 -- Class II           2.88        N/A           N/A            N/A

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Class I shares and Class II shares commenced operations on March 3, 1997 and November 5, 2002, respectively.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

MSUF U.S. REAL ESTATE
DECEMBER 31, 2001

COMPOSITION OF NET  ASSETS (DECEMBER 31, 2002)

                                     PORTFOLIO                                        INDEX
3/3/1997                               $10,000                                      $10,000
12/31/1997                             $11,799                                      $11,917
12/31/1998                             $10,518                                       $9,832
12/31/1999                             $10,363                                       $9,378
12/31/2000                             $13,396                                      $11,850
12/31/2001                             $14,714                                      $13,501
12/31/2002                             $14,598                                      $14,017



*Class I shares commenced operations on March 3, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary based upon the different inception dates and fees assessed to that class.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2002, the Portfolio's Class I shares had a total return of -0.79% compared to 3.82% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the period from November 5, 2002 to December 31, 2002, the Portfolio's Class II shares had a total return of 2.82%, compared to 2.88% for the Index.

MARKET REVIEW

REIT shares dramatically outperformed the broader equity indexes. REIT returns can be divided into three distinct periods. In the first half of the year, REITs gained 13.7% while the broader market declined. In the third quarter, REITs declined along with the broader market as it appeared that deteriorating occupancies and rents caught up with the sector. In the fourth quarter, REITs were flat while the broader market surged.

From an attribution perspective, the bulk of the underperformance came from sector allocation. The larger detractions came from an overweight to the hotel, apartment and office sectors. The cause for the weakness in these sectors was the weaker than expected economic recovery, which resulted in a lack of meaningful job growth and continued weakness in business confidence. In contrast, the retail sector experienced favorable demand from tenants. Thus, the favorable attribution from the overweight of the mall sub-sector was primarily offset by an underweight to the strip shopping center sub-sector, where we view the stocks as expensive and vulnerable to the more successful discount stores.

We continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. We reduced our position in apartments due to continued supply and weak levels of demand. We retained a significant overweight in the hotel sector where we are finding 30% to 40% discounts to asset value. We reduced our weight in the office sector and continue to favor urban assets, which feature longer lease terms. We increased our overweighting to the malls, where we continue to see good relative value.

MARKET OUTLOOK

Given the dramatic slowdown in the new construction of real estate, we expect to see occupancy rates, rental levels, and net asset values recover when demand recovers. There is some risk that non-dedicated real estate investors may rotate out of REITs and into early cyclical stocks that are likely to benefit more in the beginning stages of an economic recovery. However, since the sector is already trading on par with underlying asset value, we believe share price declines would result in additional corporate share repurchases, which would support valuations.

January 2003

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         U.S. Real Estate Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                          VALUE
                                                      SHARES              (000)
-------------------------------------------------------------------------------
COMMON STOCKS (94.1%)
DIVERSIFIED (2.1%)
  FrontLine Capital Group                            425,700(a,b)     $      --@
  Pacific Gulf Properties, Inc.                      128,300(b)               3
  Vornado Realty Trust REIT                          186,100              6,923
  Wellsford Real Properties, Inc. REIT               208,574(a)           3,287
-------------------------------------------------------------------------------
                                                                         10,213
===============================================================================
HEALTH CARE (0.6%)
  Ventas, Inc.                                       235,300              2,694
-------------------------------------------------------------------------------
INDUSTRIAL (8.1%)
  AMB Property Corp. REIT                            667,300             18,257
  ProLogis Trust REIT                                841,142             21,155
-------------------------------------------------------------------------------
                                                                         39,412
===============================================================================
LODGING/RESORTS (9.9%)
  Hilton Hotels Corp.                                809,500             10,289
  Host Marriott Corp. REIT                         2,025,200(a)          17,923
  Innkeepers USA Trust REIT                          155,000              1,187
  Interstate Hotels & Resorts, Inc.                   12,500(a)              60
  Starwood Hotels & Resorts Worldwide, Inc.          782,044             18,566
  Wyndham International, Inc., Class A               652,363(a)             150
-------------------------------------------------------------------------------
                                                                         48,175
===============================================================================
MIXED (1.1%)
  Kilroy Realty Corp. REIT                           219,800              5,066
-------------------------------------------------------------------------------
OFFICE (22.1%)
  Arden Realty Group, Inc. REIT                      690,500             15,295
  Beacon Capital Partners, Inc. REIT                 271,300(a,c)         1,411
  Boston Properties, Inc. REIT                       547,250             20,172
  Brookfield Properties Corp.                      1,235,517             24,957
  Equity Office Properties Trust REIT              1,001,758             25,024
  Mack-Cali Realty Corp. REIT                        181,700              5,505
  Reckson Associates Realty Corp. REIT               270,200              5,688
  SL Green Realty Corp. REIT                          98,300              3,106
  Trizec Properties, Inc.                            650,900              6,112
-------------------------------------------------------------------------------
                                                                        107,270
===============================================================================
OTHER (0.0%)
  Atlantic Gulf Communities Corp.                    261,572(a,b)            --@
  Atlantic Gulf Communities Corp., Series B           79,420(a,c)            --@
  Internap Network Services Corp.                     14,919                  6
-------------------------------------------------------------------------------
                                                                              6
===============================================================================
RESIDENTIAL APARTMENTS (21.2%)
  Amli Residential Properties Trust REIT             111,400              2,371
  Apartment Investment & Management Co. REIT         416,300             15,603
  Archstone-Smith Trust REIT                         858,941             20,219
  Avalonbay Communities, Inc. REIT                   687,000             26,889
  BRE Properties, Inc., Class A REIT                   8,000                250
  Equity Residential Properties Trust REIT           930,006             22,860
  Essex Property Trust, Inc. REIT                    108,700              5,527
  Gables Residential Trust REIT                       22,800                568
  Post Properties, Inc. REIT                         240,000           $  5,736
  Summit Properties, Inc. REIT                       159,200              2,834
-------------------------------------------------------------------------------
                                                                        102,857
===============================================================================
RESIDENTIAL MANUFACTURED HOMES (3.3%)
  Chateau Communities, Inc. REIT                     381,288              8,770
  Manufactured Home Communities REIT                 161,300              4,779
  Sun Communities, Inc. REIT                          65,600              2,399
-------------------------------------------------------------------------------
                                                                         15,948
===============================================================================
RETAIL REGIONAL MALLS (17.6%)
  Forest City Enterprises, Inc.                       71,500              2,384
  General Growth Properties REIT                     248,000             12,896
  Macerich Co. (The) REIT                             13,100                403
  Rouse Co. (The) REIT                               642,900             20,380
  Simon Property Group, Inc. Paired Stock          1,087,600             37,055
  Taubman Centers, Inc. REIT                         750,542             12,181
-------------------------------------------------------------------------------
                                                                         85,299
===============================================================================
RETAIL STRIP CENTERS (3.6%)
  Burnham Pacific Properties, Inc. REIT              227,282(b)             221
  Chelsea Property Group, Inc.                         4,100                137
  Federal Realty Investment Trust REIT               430,300             12,100
  JDN Realty Corp. REIT                                   21                 --@
  Regency Centers Corp.                              142,600              4,620
-------------------------------------------------------------------------------
                                                                         17,078
===============================================================================
SELF STORAGE (4.5%)
  Public Storage, Inc. REIT                          475,370             15,359
  Shurgard Storage Centers, Inc., Series A REIT      211,600              6,632
-------------------------------------------------------------------------------
                                                                         21,991
===============================================================================
  TOTAL COMMON STOCKS (COST $473,641)                                   456,009
===============================================================================
PREFERRED STOCKS (0.9%)
LODGING/RESORTS (0.6%)
  Wyndham, Series I                                   37,416(b)           2,702
-------------------------------------------------------------------------------
OFFICE (0.3%)
  Beacon Capital Partners, Inc. REIT                  20,329(b)           1,538
-------------------------------------------------------------------------------
OTHER (0.0%)
  Atlantic Gulf Communities Corp., Series B           57,048(a,b)            --@
  Atlantic Gulf Communities Corp., Series B            2,003(a,c)            --@
===============================================================================
                                                                             --@
===============================================================================
  TOTAL PREFERRED STOCKS (COST $3,649)                                    4,240
===============================================================================

                                                      NO. OF
                                                    WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.0%)
OTHER
  Atlantic Gulf Communities Corp.,
    Class A, expiring 6/24/04                         76,230(a,b)            --@
  Atlantic Gulf Communities Corp.,
    Class B, expiring 6/23/04                        114,262(a,b)            --@
  Atlantic Gulf Communities Corp.,
    Class C, expiring 6/23/04                        114,262(a,b)            --@
-------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $10)                                                  --@
===============================================================================

    The accompanying notes are an integral part of the financial statements.

                                                        FACE
                                                      AMOUNT              VALUE
                                                       (000)              (000)
===============================================================================
SHORT-TERM INVESTMENT (4.7%)
REPURCHASE AGREEMENT (4.7%)
  J.P. Morgan Securities Inc., 1.05%,
    dated 12/31/02, due 1/02/03
    (COST $22,886)                                 $  22,886(d)        $ 22,886
===============================================================================
TOTAL INVESTMENTS (99.7%) (COST $500,186)                               483,135
===============================================================================
                                                      AMOUNT
                                                       (000)
===============================================================================
OTHER ASSETS (1.1%)
  Cash                                             $     105
  Dividends Receivable                                 3,508
  Receivable for Investments Sold                      1,735
  Receivable for Portfolio Shares Sold                   244
  Interest Receivable                                      1
  Other                                                    6              5,599
===============================================================================
LIABILITIES (-0.8%)
  Payable for Investments Purchased                   (1,743)
  Payable for Portfolio Shares Redeemed               (1,066)
  Investment Advisory Fees Payable                      (952)
  Administrative Fees Payable                           (109)
  Shareholder Reporting Expense Payable                  (19)
  Professional Fees Payable                              (14)
  Custodian Fees Payable                                 (11)
  Directors' Fees and Expenses Payable                    (9)            (3,923)
===============================================================================
NET ASSETS (100%)                                                      $484,811
===============================================================================

                                                                         AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $506,487
Undistributed (Distributions in Excess of) Net Investment                    (8)
Income Accumulated Net Realized Gain (Loss)                              (4,617)
Unrealized Appreciation (Depreciation) on Investments                   (17,051)
--------------------------------------------------------------------------------
NET ASSETS                                                             $484,811
================================================================================
CLASS I:
NET ASSETS                                                             $484,644
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 42,765,689 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $  11.33
================================================================================
CLASS II:
NET ASSETS                                                             $    167
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 14,756 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                      $  11.33
================================================================================

(a) -- Non-income producing security
(b) -- Security valued at fair value - see note A-1 to financial statements. At December 31, 2002, the Portfolio held $4,464,000 of fair valued securities, representing 1.0% of net assets.
(c) -- Restricted security not registered under the Securities Act of 1933. Beacon Capital Partners, Inc. REIT was acquired 3/98 at a cost of $1,411,000. Atlantic Gulf Communities Corp., Series B was acquired 2/00 at a cost of $794,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 at a cost of $20,000. At December 31, 2002, these securities had an aggregate market value of $1,411,000, representing 0.3% of net assets.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                          THE UNIVERSAL INSTITUTIONAL FUNDS INC.

                                          U.S. Real Estate Portfolio

Statement of Operations

                                                                                     YEAR ENDED
                                                                              DECEMBER 31, 2002
                                                                                          (000)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $73 foreign taxes withheld)                                        $ 19,940
  Interest                                                                                  287
-----------------------------------------------------------------------------------------------
    Total Income                                                                         20,227
-----------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                3,588
  Administrative Fees                                                                     1,145
  Shareholder Reporting                                                                      99
  Professional Fees                                                                          68
  Custodian Fees                                                                             46
  Directors' Fees and Expenses                                                               13
  Interest Expense                                                                            3
  Other                                                                                      55
-----------------------------------------------------------------------------------------------
    Total Expenses                                                                        5,017
-----------------------------------------------------------------------------------------------
  Invesment Advisory Fees Waived                                                            (81)
-----------------------------------------------------------------------------------------------
    Net Expenses                                                                          4,936
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                             15,291
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                        5,186
  Foreign Currency Transactions                                                              (5)
-----------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                              5,181
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                           (36,243)
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         (31,062)
-----------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $(15,771)
===============================================================================================

     The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                                                                  YEAR ENDED          YEAR ENDED
                                                                                           DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                                       (000)               (000)
=================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                                     $  15,291            $  13,586
  Net Realized Gain (Loss)                                                                             5,181               10,413
  Change in Unrealized Appreciation (Depreciation)                                                   (36,243)               2,278
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                                  (15,771)              26,277
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                                              (15,288)             (12,979)
  Net Realized Gain                                                                                  (11,315)              (2,728)
  Class II*:
  Net Investment Income                                                                                   (5)                  --
  Net Realized Gain                                                                                       (3)                  --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                              (26,611)             (15,707)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Class I:
  Subscriptions                                                                                      394,006              349,055
  Distributions Reinvested                                                                            26,603               15,707
  Redemptions                                                                                       (248,468)            (293,368)
  Class II*:
  Subscriptions                                                                                          165                   --
  Distributions Reinvested                                                                                 8                   --
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                  172,314               71,394
---------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                                          129,932               81,964
NET ASSETS:
  Beginning of Period                                                                                354,879              272,915
---------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of) net investment income of
    $(8) and $163, respectively)                                                                   $ 484,811            $ 354,879
---------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
    Class I:
    Shares Subscribed                                                                                 31,469               29,042
    Shares Issued on Distributions Reinvested                                                          2,334                1,300
    Shares Redeemed                                                                                  (20,420)             (24,668)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                                             13,383                5,674
    Class II*:
    Shares Subscribed                                                                                     14                   --
    Shares Issued on Distributions Reinvested                                                              1                   --
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                                                15                   --
=================================================================================================================================

* Class II shares commenced operations on November 5, 2002.

     The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         Financial Highlights

                                         U.S. Real Estate Portfolio

Financial Highlights
Selected Per Share Data and Ratios

                                                                                             CLASS I
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                     2002#         2001           2000         1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  12.08     $  11.51       $   9.11      $  9.80       $ 11.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                        0.42         0.48           0.14         0.43          0.40
  Net Realized and Unrealized Gain (Loss)                            (0.51)        0.65           2.53        (0.59)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 (0.09)        1.13           2.67        (0.16)        (1.23)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                              (0.38)       (0.46)         (0.21)       (0.53)        (0.29)
  Net Realized Gain                                                  (0.28)       (0.10)         (0.06)          --         (0.09)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                              (0.66)       (0.56)         (0.27)       (0.53)        (0.38)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  11.33     $  12.08       $  11.51      $  9.11       $  9.80
=================================================================================================================================
TOTAL RETURN                                                         (0.79)%       9.84%         29.27%       (1.47)%      (10.86)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                 $484,644     $354,879       $272,915      $15,966       $15,134
Ratio of Expenses to Average Net Assets                               1.10%        1.10%          1.10%        1.10%         1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets           3.41%        4.40%          5.15%        5.03%         4.14%
Portfolio Turnover Rate                                                 30%          36%            34%          40%          100%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)             $   0.00+    $   0.01       $   0.00+     $  0.07       $  0.06
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                    1.12%        1.15%          1.16%        1.90%         1.73%
    Net Investment Income (Loss) to Average Net Assets                3.39%        4.35%          5.08%        4.23%         3.51%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     CLASS II
                                                                                                                -----------------
                                                                                                                      PERIOD FROM
                                                                                                                NOVEMBER 5, 2002*
                                                                                                                  TO DECEMBER 31,
                                                                                                                            2002#
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                       $11.59
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                                                               0.06
  Net Realized and Unrealized Gain (Loss)                                                                                    0.26
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                                                         0.32
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                                                     (0.37)
  Net Realized Gain                                                                                                         (0.21)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                                     (0.58)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                             $11.33
=================================================================================================================================
TOTAL RETURN                                                                                                                 2.82%++
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                                                          $  167
Ratio of Expenses to Average Net Assets                                                                                      1.35%**
Ratio of Net Investment Income (Loss) to Average Net Assets                                                                  3.16%**
Portfolio Turnover Rate                                                                                                        30%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income (Loss)                                                                      $ 0.00+
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                                                                           1.47%**
    Net Investment Income (Loss) to Average Net Assets                                                                       3.04%**
---------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
+   Amount is less than $0.005 per share
++  Not annualized
# Per share amounts for the year and period ended December 31, 2002 are based on average shares outstanding

    The accompanying notes are an integral part of the financial statement.

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies. Effective November 5, 2002, the Portfolio began offering a second class of shares -- Class II shares. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM $500
                   FIRST $500           MILLION TO      MORE THAN
PORTFOLIO             MILLION           $1 BILLION     $1 BILLION
-----------------------------------------------------------------
U.S. Real Estate         0.80%                0.75%          0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10% for Class I shares and 1.35% for Class II shares.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a monthly distribution fee at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive.

E. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $6,020 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were increased by $2,584 due to these fluctuations.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                             (000)
                      -----------------------------------------------------
                          2002 DISTRIBUTIONS      2001 DISTRIBUTIONS PAID
                               PAID FROM:                 PAID FROM:
                      -------------------------  --------------------------
                     ORDINARY      LONG-TERM     ORDINARY         LONG-TERM
PORTFOLIO              INCOME   GAIN CAPITAL       INCOME      GAIN CAPITAL
---------------------------------------------------------------------------
U.S. Real Estate      $16,125        $10,486      $12,837            $2,870

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                   NET
    COST   APPRECIATION   DEPRECIATION    DEPRECIATION
    (000)          000)          (000)           (000)
------------------------------------------------------
 $502,747       $26,940       $(46,552)       $(19,612)

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $2,056,000.

H. OTHER: The Portfolio owns shares of REITs which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

For the year ended ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $284,527,000 and $131,872,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended ended December 31, 2002.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
U.S. REAL ESTATE PORTFOLIO


We have audited the accompanying statement of net assets of the U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

Director and Officer Information (Unaudited)

Independent Directors:

                                  TERM OF
                                  OFFICE                                             NUMBER OF
                                  AND                                                PORTFOLIOS IN
NAME, AGE AND     POSITION(S)     LENGTH                                             FUND COMPLEX
ADDRESS OF        HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST 5   OVERSEEN BY        OTHER DIRECTORSHIPS
DIRECTOR          REGISTRANT      SERVED*    YEARS                                   DIRECTOR**         HELD BY DIRECTOR
----------------  --------------  ---------  --------------------------------------  -----------------  ---------------------------
John D. Barrett   Director        Director   Chairman and Director of Barrett        71                 Director of the
II (67)                           since      Associates, Inc. (investment                               Ashforth Company (real
565 Fifth Avenue                  1996       counseling).                                               estate).
New York,
NY 10017

Thomas P.         Director        Director   Professor of Management, formerly,      71                 Director, ICG
Gerrity (61)                      since      Dean, Wharton School of Business,                          Commerce, Inc.;
219 Grays Lane                    2001       University of Pennsylvania; formerly,                      Sunoco; Fannie Mae;
Haverford,                                   Director, IKON Office Solutions,                           Reliance Group
PA 19041                                     Inc., Fiserv, Digital Equipment                            Holdings, Inc., CVS
                                             Corporation, Investor Force Holdings,                      Corporation and
                                             Inc. and Union Carbide Corporation.                        Knight-Ridder, Inc.

Gerard E. Jones   Director        Director   Of Counsel, Shipman & Goodwin, LLP      72                 Director of Tractor Supply
(65)              since                      (law firm.)                                                Company, Tiffany Foundation,
Shipman &         1996                                                                                  Fairfield County
Goodwin, LLP                                                                                            Foundation and The
43 Arch Street                                                                                          India Magnum Fund Ltd.
Greenwich,
CT 06830

Joseph J.         Director        Director   Investment consultant; formerly, CFO    71                 Director, Electro Rent
Kearns (60)                       since      of The J. Paul Getty Trust.                                Corporation and The
6287 Via                          2001                                                                  Ford Family Foundation.
Escondido
Malibu, CA 90265

Vincent R.        Director        Director   Formerly, Executive Vice President,     71                 Director, Banner Life
McLean (71)                       since      Chief Financial Officer, Director and                      Insurance Co.; William
702 Shackamaxon                   2001       Member of the Executive Committee of                       Penn Life Insurance
Drive                                        Sperry Corporation (now part of                            Company of New York.
Westfield,                                   Unisys Corporation).
NJ 07090

C. Oscar          Director        Director   Managing Director, Morong Capital       71                 Trustee of the mutual
Morong, Jr. (67)                  since      Management; formerly, Senior Vice                          funds in the Smith
1385 Outlook Drive                2001       President and Investment Manager for                       Barney/CitiFunds fund
West Mountainside,                           CREF, TIAA-CREF Investment                                 complex.
NJ 07092                                     Management, Inc. (investment
                                             management); formerly, Director, The
                                             Indonesia Fund (mutual fund).

William G.        Director        Director   Chairman Emeritus and former Chief      71                 Director of Radio
Morton, Jr. (65)                  since      Executive Officer of Boston Stock                          Shack Corporation
304 Newbury                       2000       Exchange.                                                  (electronics).
Street,
#560 Boston,
MA 02115

Michael Nugent    Director        Director   General Partner, Triumph Capital,       194                Director of various
(66)                              since      L.P. (private investment                                   business
c/o Triumph                       2001       partnership); formerly, Vice                               organizations;
Capital, L.P.                                President, Bankers Trust Company and                       Chairman of the
237 Park Avenue                              BT Capital Corporation.                                    Insurance Committee
New York,                                                                                               and Director or
NY 10017                                                                                                Trustee of the retail
                                                                                                        families of funds
                                                                                                        advised by Morgan
                                                                                                        Stanley Investment
                                                                                                        Advisors Inc.

Fergus Reid (70)  Director        Director   Chairman and Chief Executive Officer    72                 Trustee and Director
85 Charles                        since      of Lumelite Plastics Corporation.                          of approximately
Colman Blvd.                      1996                                                                  30 investment
Pawling,                                                                                                companies in the
NY 12564                                                                                                JPMorgan Funds complex
                                                                                                        managed by JPMorgan
                                                                                                        Investment Management
                                                                                                        Inc., Director of The
                                                                                                        India Magnum Fund Ltd.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Overview

Director and Officer Information (cont'd)

Interested Directors:

                                  TERM OF
                                  OFFICE                                             NUMBER OF
                                  AND                                                PORTFOLIOS IN
NAME, AGE AND     POSITION(S)     LENGTH                                             FUND COMPLEX
ADDRESS OF        HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST 5   OVERSEEN BY        OTHER DIRECTORSHIPS
DIRECTOR          REGISTRANT      SERVED*    YEARS                                   DIRECTOR**         HELD BY DIRECTOR
----------------  --------------  ---------  --------------------------------------  -----------------  ---------------------------
Barton M. Biggs   Chairman        Chairman   Chairman, Director and Managing         72                 Member of the Development
(70)              and Director    and        Director of Morgan Stanley                                 Board
1221 Avenue                       Director   Investment Management Inc. and
of the Americas                   since 1996 Chairman and Director of Morgan
New York,                                    Stanley Investment Management
NY 10020                                     Limited; Managing Director of
                                             Morgan Stanley & Co.
                                             Incorporated; Director and
                                             Chairman of the Board of various
                                             U.S. registered companies
                                             managed by Morgan Stanley
                                             Investment Management Inc.

Ronald E. Robison President       President  President and Trustee; Chief            72
(63)              and Director    and        Global Operations Officer and
1221 Avenue                       Director   Managing Director of Morgan
of the Americas                   since 2001 Stanley Investment Management
New York,                                    Inc.; Managing Director of
NY 10020                                     Morgan Stanley & Co.
                                             Incorporated; formerly, Managing
                                             Director and Chief Operating
                                             Officer of TCW Investment
                                             Management Company; Director and
                                             President of various funds in
                                             the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                                             TERM OF OFFICE
NAME, AGE AND ADDRESS OF EXECUTIVE    POSITION(S) HELD       AND LENGTH OF
OFFICER                               WITH REGISTRANT        TIME SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------  -----------------      ------------------  ------------------------------------------------
Ronald E. Robison (63)                President and          President since     Chief Global Operations Officer and Managing
Morgan Stanley Investment Management  Director               2001                Director of Morgan Stanley Investment
Inc.                                                                             Management Inc.; Director and President of
1221 Avenue of the Americas                                                      various U.S. registered investment companies
New York, NY 10020                                                               managed by Morgan Stanley Investment
                                                                                 Management Inc.; previously, Managing
                                                                                 Director and Chief Operating Officer of TCW
                                                                                 Investment Management Company.

Stefanie V. Chang (36)                Vice President         Vice President      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management                         since 1997          Incorporated and Morgan Stanley Investment
Inc.                                                                             Management Inc.; formerly, practiced law with
1221 Avenue of the Americas                                                      the New York law firm of Rogers & Wells (now
New York, NY 10020                                                               Clifford Chance US LLP); Vice President of
                                                                                 certain funds in the Fund Complex.

Lorraine Truten (41)                  Vice President         Vice President      Executive Director of Morgan Stanley
Morgan Stanley Investment Management                          since 2001         Investment Management Inc.; Head of Global
Inc.                                                                             Client Services, Morgan Stanley Investment
1221 Avenue of the Americas                                                      Management Inc.; President, Morgan Stanley
New York, NY 10020                                                               Fund Distribution, Inc. formerly, President
                                                                                 of Morgan Stanley Institutional Fund Trust;
                                                                                 Vice President of certain funds in the Fund
                                                                                 Complex.

Mary E. Mullin (35)                   Secretary              Secretary since     Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management                         1999                Incorporated and Morgan Stanley Investment
Inc.                                                                             Management Inc.; formerly, practiced law with
1221 Avenue of the Americas                                                      the New York law firms of McDermott, Will &
New York, NY 10020                                                               Emery and Skadden, Arps, Slate, Meagher &
                                                                                 Flom LLP; Secretary of certain funds in the
                                                                                 Fund Complex.

James W. Garrett (34)                 Treasurer              Treasurer since     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management                         2002                Incorporated and Morgan Stanley Investment
Inc.                                                                             Management Inc. and Treasurer of various U.S.
1221 Avenue of the Americas                                                      registered investment companies managed by
New York, NY 10020                                                               Morgan Stanley Investment Management Inc.;
                                                                                 formerly, with Price Waterhouse LLP (now
                                                                                 PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                 Assistant              Assistant           Fund Administration Senior Manager, J.P.
J.P.Morgan Investor Services          Treasurer              Treasurer since     Morgan Investor Services Co. (formerly, Chase
Co. 73 Tremont Street Boston,                                2001                Global Funds Services Company); formerly
MA 02108-3913                                                                    Senior Auditor at Price Waterhouse LLP
                                                                                 (now PricewaterhouseCoopers LLP);
                                                                                 Assistant Treasurer of certain funds in
                                                                                 the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUND, INC.

                                         Annual Report - December 31, 2002

INVESTMENT ADVISER AND ADMINISTRATOR       LEGAL COUNSEL
Morgan Stanley Asset Management            Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas                1675 Broadway
New York, New York 10020                   New York, New York 10019-5820

DISTRIBUTOR                                INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated          Ernst & Young LLP
1221 Avenue of the Americas                200 Clarendon Street
New York, New York 10020                   Boston, Massachusetts 02116-5072

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

[MORGAN STANLEY LOGO]                  Annual Report -- December 31,2002


Value Portfolio

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31,2002

Value Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS

Banks             10.1%
Insurance          8.5%
Machinery          8.1%
Health Services    7.2%
Drugs              6.2%
Other             59.9%

TOP FIVE HOLDINGS**

                                                            PERCENT OF
SECURITY                       INDUSTRY                     NET ASSETS
-----------------------------------------------------------------------
Health Net, Inc.               Health Services                     4.5%
Tyco International Ltd.        Miscellaneous Industrials           3.6
Parker-Hannifin Corp.          Machinery                           2.7
PNC Financial Services Group   Banks                               2.6
Merck & Co., Inc.              Drugs                               2.6

** Excludes short-term investments.

PERFORMANCE COMPARED TO THE S&P 500 INDEX

                                                 TOTAL RETURNS(2)
                                          --------------------------------
                                                    AVERAGE        AVERAGE
                                                     ANNUAL         ANNUAL
                                            ONE        FIVE          SINCE
                                            YEAR      YEARS   INCEPTION(3)
--------------------------------------------------------------------------
Portfolio                                 (22.15)%    (0.90)%        2.45%
Index(1)                                  (22.09)     (0.58)         4.49

(1) The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

                                       PORTFOLIO                        INDEX
1/2/1997                                 $10,000                       $10,000
12/31/1997                               $12,098                       $13,402
12/31/1998                               $11,840                       $17,231
12/31/1999                               $11,625                       $20,856
12/31/2000                               $14,525                       $18,954
12/31/2001                               $14,855                       $16,703
12/31/2002                               $11,564                       $13,015

* Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

For the year ended December 31, 2002, the Portfolio had a total return of -22.15% compared to -22.09% for the S&P 500 Index (the "Index").

MARKET REVIEW

Stocks in the U.S. suffered a third straight year of decline in 2002, as concerns about the pace of economic recovery, corporate governance scandals and geo-political issues took center stage. For the full year, the broader equity markets had the sharpest decline since the 1970's and the second consecutive year of negative double digit results. Sector selection was a positive influence on the Portfolio's results for the year while stock selection was a negative factor.

Sector selection was most positive in the basic resources group, where the Portfolio is overweighted relative to the Index. An underweight in the technology area also gave a boost to portfolio performance, as did an overweight in consumer durables and underweights in the consumer services and telephone services sectors. The Portfolio has less-than-market exposure to the beverages & personal products and food & tobacco groups, which were relatively strong performers in 2002.

Stock selection, while negative overall, was positive in several notable areas. The Portfolio's individual holdings in heavy industry issues were particularly strong, as were its retail and financial services names. The Portfolio's exposure to technology stocks, while below the market on an asset distribution basis, did impact overall results in a negative way for the year.

MARKET OUTLOOK

Although the prospect of war with Iraq and other geo-political concerns impact the level of uncertainty among investors, the general economic outlook for the U.S. appears to be somewhat more encouraging as we move into the new year. Weak capital spending, which has been widely identified as the primary cause of slow economic growth, may be showing some signs of improving now that profits are recovering, and this may demonstrate gradually stronger momentum as depleted inventories are rebuilt and capital equipment expenditures increase. Consumer spending has been strong and should remain a factor as the mortgage refinancing wave continues to fuel the psychology of the retail buyer, and low interest rates continue to underpin strong housing and auto sales. The job market remains relatively stable, and after-tax incomes are growing. Also, a weaker U.S. dollar should impact export volumes positively.

We continue to believe that the Portfolio is well positioned to benefit and perform well as the economy in the U.S. improves and investor sentiment becomes more positive. The Portfolio's sector distribution demonstrates a distinct cyclical bias, while portfolio valuations are reasonable and overall profitability and growth expectations are favorable, consistent with our disciplined portfolio management process.

January 2003

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Value Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets

                                                                                 VALUE
                                                                 SHARES          (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (99.1%)
BASIC RESOURCES (9.6%)
BASIC CHEMICALS (4.5%)
   Air Products & Chemicals, Inc.                                13,900       $    594
   Dow Chemical Co. (The)                                         6,400            190
   Engelhard Corp.                                               23,200            518
   IMC Global, Inc.                                              20,400            218
   PPG Industries, Inc.                                           5,200            261
--------------------------------------------------------------------------------------
                                                                                 1,781
======================================================================================
NON-FERROUS METALS (0.4%)
   CVRD ADR                                                       5,100(a)         148
--------------------------------------------------------------------------------------
PAPER (1.6%)
   International Paper Co.                                        9,300            325
   Weyerhaeuser Co.                                               6,200            305
--------------------------------------------------------------------------------------
                                                                                   630
======================================================================================
SPECIALTY CHEMICALS (3.1%)
   Lubrizol Corp.                                                20,100            613
   Rohm & Haas Co.                                               18,300            594
--------------------------------------------------------------------------------------
                                                                                 1,207
======================================================================================
TOTAL BASIC RESOURCES                                                            3,766
======================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (1.5%)
HOUSEHOLD PRODUCTS (1.5%)
   Fortune Brands, Inc.                                          12,300            572
--------------------------------------------------------------------------------------
CONSUMER DURABLES (5.3%)
AUTOMOBILES (0.5%)
   Ford Motor Co.                                                21,239            197
--------------------------------------------------------------------------------------
BUILDING & HOUSING (0.9%)
   Masco Corp.                                                   15,900            335
--------------------------------------------------------------------------------------
FURNISHING & APPLIANCES (3.9%)
   Black & Decker Corp.                                           5,300            227
   Maytag Corp.                                                  10,900            311
   Stanley Works (The)                                            7,200            249
   Whirlpool Corp.                                               14,100            736
--------------------------------------------------------------------------------------
                                                                                 1,523
======================================================================================
TOTAL CONSUMER DURABLES                                                          2,055
======================================================================================
ENERGY (7.7%)
OIL - DOMESTIC & CRUDE (4.1%)
   Amerada Hess Corp.                                             4,100            226
   Anadarko Petroleum Corp.                                       8,500            407
   ConocoPhillips                                                 4,904            237
   Kerr McGee Corp.                                               3,600            159
   Marathon Oil Co.                                               9,800            209
   Occidental Petroleum Corp.                                    13,100            373
--------------------------------------------------------------------------------------
                                                                                 1,611
======================================================================================
OIL - INTERNATIONAL (2.9%)
   BP plc ADR                                                     9,600            390
   ChevronTexaco Corp.                                            6,666            443
   Royal Dutch Petroleum Co.                                      6,600            291
--------------------------------------------------------------------------------------
                                                                                 1,124
======================================================================================
OIL - OFFSHORE DRILLING (0.4%)
   Nabors Industries Ltd.                                         4,000(a)         141
--------------------------------------------------------------------------------------
OIL - WELL EQUIPMENT & SERVICES (0.3%)
   Cooper Cameron Corp.                                           2,800(a)    $    140
--------------------------------------------------------------------------------------
TOTAL ENERGY                                                                     3,016
======================================================================================
FINANCIAL SERVICES (23.8%)
BANKS (10.1%)
   Bank of America Corp.                                         12,900            898
   FleetBoston Financial Corp.                                    3,629             88
   J.P. Morgan Chase & Co.                                        9,850            236
   PNC Financial Services Group                                  24,200          1,014
   Wachovia Corp.                                                22,750            829
   Washington Mutual, Inc.                                       18,950            654
   Wells Fargo & Co.                                              5,500            258
--------------------------------------------------------------------------------------
                                                                                 3,977
======================================================================================
CREDIT & FINANCE (4.7%)
   CIT Group, Inc.                                               19,100(a)         375
   Citigroup, Inc.                                               17,427            613
   Fannie Mae                                                     3,200            206
   Freddie Mac                                                    4,100            242
   MBNA Corp.                                                    20,350            387
--------------------------------------------------------------------------------------
                                                                                 1,823
======================================================================================
INSURANCE (8.5%)
   ACE Ltd.                                                       8,000            235
   Allstate Corp.                                                16,000            592
   Everest Re Group Ltd.                                         11,000            608
   Hartford Financial Services Group, Inc.                       11,400            518
   MGIC Investment Corp.                                          3,200            132
   Prudential Financial, Inc.                                     2,900             92
   St. Paul Cos., Inc.                                           20,100            684
   Travelers Property Casualty Corp.                             10,161(a)         149
   Travelers Property Casualty Corp., Class B                     1,564(a)          23
   UnumProvident Corp.                                           18,000            316
--------------------------------------------------------------------------------------
                                                                                 3,349
======================================================================================
INVESTMENT COMPANIES (0.5%)
   Lehman Brothers Holdings, Inc.                                 3,500            186
--------------------------------------------------------------------------------------
TOTAL FINANCIAL SERVICES                                                         9,335
======================================================================================
HEALTH CARE (14.3%)
DRUGS (6.2%)
   Bristol-Myers Squibb Co.                                      28,700            665
   Merck & Co., Inc.                                             17,900          1,013
   Wyeth                                                         20,400            763
--------------------------------------------------------------------------------------
                                                                                 2,441
======================================================================================
HEALTH SERVICES (7.2%)
   CIGNA Corp.                                                   10,300            424
   Health Net, Inc.                                              67,270(a)       1,776
   HEALTHSOUTH Corp.                                            145,500(a)         611
--------------------------------------------------------------------------------------
                                                                                 2,811
======================================================================================
HEALTH TECHNOLOGY (0.9%)
   Beckman Coulter, Inc.                                         11,600            342
--------------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                                5,594
======================================================================================
HEAVY INDUSTRY & TRANSPORTATION (17.9%)
AIR TRANSPORT (0.3%)
   Delta Air Lines, Inc.                                         10,900            132
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                 VALUE
                                                                 SHARES          (000)
--------------------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (CONT'D)
BUSINESS SERVICES (0.9%)
   Waste Management, Inc.                                        15,500       $    355
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (1.5%)
   Cooper Industries Ltd.                                        10,900            397
   Honeywell International, Inc.                                  8,500            204
--------------------------------------------------------------------------------------
                                                                                   601
======================================================================================
MACHINERY (8.1%)
   Caterpillar, Inc.                                              6,700            306
   Cummins Engine Co., Inc.                                      15,700            442
   Eaton Corp.                                                    8,100            633
   Navistar International Corp.                                  14,400(a)         350
   Parker-Hannifin Corp.                                         22,750          1,049
   Tecumseh Products Co., Class A                                 8,400            371
--------------------------------------------------------------------------------------
                                                                                 3,151
======================================================================================
MISCELLANEOUS INDUSTRIALS (5.8%)
   Dover Corp.                                                    5,700            166
   Ingersoll-Rand Co.                                            12,400            534
   Textron, Inc.                                                  3,900            168
   Tyco International Ltd.                                       82,900          1,416
--------------------------------------------------------------------------------------
                                                                                 2,284
======================================================================================
RAILROADS (0.5%)
   Burlington Northern Santa Fe, Inc.                             7,000            182
--------------------------------------------------------------------------------------
SHIPPING & FREIGHT (0.8%)
   CNF, Inc.                                                      9,800            326
--------------------------------------------------------------------------------------
TOTAL HEAVY INDUSTRY & TRANSPORTATION                                            7,031
======================================================================================
RETAIL (6.7%)
APPAREL (3.4%)
   Liz Claiborne, Inc.                                           24,300            720
   V.F. Corp.                                                    17,000            613
--------------------------------------------------------------------------------------
                                                                                 1,333
======================================================================================
DEPARTMENT STORES (0.1%)
   Federated Department Stores, Inc.                              1,000(a)          29
--------------------------------------------------------------------------------------
FOOD RETAILERS (0.6%)
   Kroger Co.                                                    16,600(a)         256
--------------------------------------------------------------------------------------
RESTAURANTS (0.8%)
   Yum! Brands, Inc.                                             12,200(a)         296
--------------------------------------------------------------------------------------
SPECIALTY STORES (1.8%)
   Best Buy Co., Inc.                                            29,200(a)         705
--------------------------------------------------------------------------------------
TOTAL RETAIL                                                                     2,619
======================================================================================
TECHNOLOGY (8.8%)
COMPUTERS & OFFICE EQUIPMENT (3.5%)
   Hewlett-Packard Co.                                           27,900            484
   Lexmark International, Inc.                                   11,700(a)         708
   Quantum Corp.                                                 67,100(a)         179
--------------------------------------------------------------------------------------
                                                                                 1,371
======================================================================================
ELECTRONICS (2.0%)
   Arrow Electronics, Inc.                                       22,100(a)         283
   Avnet, Inc.                                                   22,000(a)         238
   Axcelis Technologies, Inc.                                    11,121(a)          63
   Scientific-Atlanta, Inc.                                      16,800            199
--------------------------------------------------------------------------------------
                                                                                   783
======================================================================================
SOFTWARE & SERVICES (3.3%)
   Amdocs Ltd.                                                   46,500(a)    $    457
   Check Point Software Technologies Ltd.                        14,900(a)         193
   Computer Sciences Corp.                                       19,000(a)         654
--------------------------------------------------------------------------------------
                                                                                 1,304
======================================================================================
TOTAL TECHNOLOGY                                                                 3,458
======================================================================================
UTILITIES (3.5%)
ELECTRIC POWER (1.4%)
   CenterPoint Energy, Inc.                                      19,600            167
   Duke Energy Corp.                                             13,334            260
   NiSource, Inc.                                                 6,500            130
--------------------------------------------------------------------------------------
                                                                                   557
======================================================================================
TELEPHONE SERVICES (2.1%)
   SBC Communications, Inc.                                      15,000            407
   Verizon Communications, Inc.                                  10,964            425
--------------------------------------------------------------------------------------
                                                                                   832
======================================================================================
TOTAL UTILITIES                                                                  1,389
======================================================================================
   TOTAL COMMON STOCKS (COST $41,892)                                           38,835
======================================================================================

                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.1%)
REPURCHASE AGREEMENT (1.1%)
   J.P. Morgan Securities Inc., 1.05%, dated
     12/31/02, due 1/02/03
     (COST $441)                                               $    441(b)         441
======================================================================================
TOTAL INVESTMENTS (100.2%) (COST $42,333)                                       39,276
======================================================================================

                                                                 AMOUNT
                                                                  (000)
--------------------------------------------------------------------------------------
OTHER ASSETS (0.2%)
   Dividends Receivable                                        $     55
   Receivable for Portfolio Shares Sold                              15
   Other                                                              1             71
======================================================================================
LIABILITIES (-0.4%)
   Payable for Investments Purchased                                (52)
   Investment Advisory Fees Payable                                 (51)
   Shareholder Reporting Expense Payable                            (11)
   Administrative Fees Payable                                       (9)
   Professional Fees Payable                                         (7)
   Payable for Portfolio Shares Redeemed                             (5)
   Directors' Fees and Expenses Payable                              (2)
   Custodian Fees Payable                                            (1)          (138)
======================================================================================
NET ASSETS (100%)                                                             $ 39,209
======================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Applicable to 3,987,144 outstanding $0.001 par value shares
     (authorized 500,000,000 shares)                                          $   9.83
======================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Value Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                 AMOUNT
                                                                  (000)
-----------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $45,070
Undistributed (Distributions in Excess of)
   Net Investment Income                                             (4)
Accumulated Net Realized Gain (Loss)                             (2,800)
Unrealized Appreciation (Depreciation) on Investments            (3,057)
-----------------------------------------------------------------------
NET ASSETS                                                      $39,209
=======================================================================

(a) -- Non-income producing security.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR -- American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                                                     YEAR ENDED
                                                                                                              DECEMBER 31, 2002
                                                                                                                          (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                                                         $    785
   Interest                                                                                                                27
-------------------------------------------------------------------------------------------------------------------------------
     Total Income                                                                                                         812
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                                                               245
   Administrative Fees                                                                                                    112
   Professional Fees                                                                                                       27
   Shareholder Reporting                                                                                                   23
   Custodian Fees                                                                                                           5
   Other                                                                                                                   13
-------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                                       425
-------------------------------------------------------------------------------------------------------------------------------
   Investment Advisory Fees Waived                                                                                        (47)
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                                         378
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                              434
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
   Investments Sold                                                                                                    (2,116)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                                                                         (9,961)
-------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                      (12,077)
-------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                 $(11,643)
===============================================================================================================================

Statement of Changes in Net Assets

                                                                                         YEAR ENDED                  YEAR ENDED
                                                                                  DECEMBER 31, 2002           DECEMBER 31, 2001
                                                                                              (000)                       (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                                                            $    434                  $    440
   Net Realized Gain (Loss)                                                                  (2,116)                      663
   Change in Unrealized Appreciation (Depreciation)                                          (9,961)                      779
-------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                        (11,643)                    1,882
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
   Net Investment Income                                                                       (433)                     (448)
   Net Realized Gain                                                                             --                    (1,897)
-------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                                       (433)                   (2,345)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
   Subscribed                                                                                11,911                    22,756
   Distributions Reinvested                                                                     433                     2,346
   Redeemed                                                                                  (7,994)                  (27,635)
-------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Capital Share
       Transactions                                                                           4,350                    (2,533)
-------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                                   (7,726)                   (2,996)
NET ASSETS:
   Beginning of Period                                                                       46,935                    49,931
-------------------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed (distibutions in excess of) net
     investment income of $(4) and $(5), respectively)                                     $ 39,209                  $ 46,935
-------------------------------------------------------------------------------------------------------------------------------
(1)  CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
     Shares Subscribed                                                                        1,012                     1,733
     Shares Issued on Distributions Reinvested                                                   44                       180
     Shares Redeemed                                                                           (744)                   (2,035)
-------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Capital Shares Outstanding                                      312                      (122)
===============================================================================================================================

     The accompanying notes are an integral part of the financial statements

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       Financial Highlights

                                       Value Portfolio

Financial Highlights
Selected Per Share Data and Ratios

                                                                                 YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                2002#           2001        2000        1999       1998#
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 12.77        $ 13.15     $ 10.76     $ 11.10     $ 11.78
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.11           0.13        0.12        0.13        0.19
  Net Realized and Unrealized Gain (Loss)                       (2.94)          0.18        2.57       (0.34)      (0.45)
--------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                           (2.83)          0.31        2.69       (0.21)      (0.26)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.11)         (0.13)      (0.12)      (0.13)      (0.16)
  Net Realized Gain                                                --          (0.56)      (0.18)         --       (0.26)
--------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                        (0.11)         (0.69)      (0.30)      (0.13)      (0.42)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  9.83        $ 12.77     $ 13.15     $ 10.76     $ 11.10
==========================================================================================================================
TOTAL RETURN                                                   (22.15)%         2.27%      24.95%      (1.82)%     (2.13)%
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                             $39,209        $46,935     $49,931     $37,199     $26,090
Ratio of Expenses to Average Net Assets                          0.85%          0.85%       0.85%       0.85%       0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets      0.97%          0.92%       1.07%       1.26%       1.57%
Portfolio Turnover Rate                                            39%            55%         50%         43%         45%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
     Per Share Benefit to Net Investment Income (Loss)        $  0.01        $  0.00+    $  0.03     $  0.04     $  0.05
Ratios Before Expense Limitation:
     Expenses to Average Net Assets                              0.96%          0.93%       1.09%       1.22%       1.32%
     Net Investment Income (Loss) to Average Net Assets          0.86%          0.84%       0.82%       0.89%       1.10%
--------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share
# Per share amounts for the years ended December 31, 1998 and December 31, 2002 are based on average shares outstanding

     The accompanying notes are an integral part of the financial statement

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                        FROM $500
                        FIRST $500     MILLION TO      MORE THAN
PORTFOLIO                  MILLION     $1 BILLION     $1 BILLION
-----------------------------------------------------------------
Value                         0.55%          0.50%          0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Annual Report - December 31, 2002

Notes to Financial Statements (cont'd)

Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E.DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. Deferred fees payable under the Compensation Plan of $1,504 are included in Directors' Fees and Expenses Payable on the Statement of Net Assets. The deferred portion of the Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were decreased by $3,585 due to these fluctuations.

F. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

Distributions from the Portfolio are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, the tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                         (000)
                 ---------------------------------------------------
                    2002 DISTRIBUTIONS          2001 DISTRIBUTIONS
                        PAID FROM:                  PAID FROM:
                 ------------------------   ------------------------
                  ORDINARY      LOGN-TERM    ORDINARY      LOGN-TERM
PORTFOLIO           INCOME   CAPITAL GAIN      INCOME   CAPITAL GAIN
--------------------------------------------------------------------
Value                $433         $--          $1,329        $1,016

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                              NET
           COST        APPRECIATION   DEPRECIATION   DEPRECIATION
          (000)               (000)          (000)           (000)
-------------------------------------------------------------------
        $42,581              $3,882        $(7,187)       $(3,305)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,895,000, all of which will expire on December 31, 2010. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for such gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $658,000.

G. OTHER: For the year ended December 31, 2002, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $21,927,000 and $16,959,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares.

Investment activities of these shareholders could have a material impact on the Portfolio.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Overview

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
VALUE PORTFOLIO


We have audited the accompanying statement of net assets of the Value Portfolio (one of the portfolios constituting the Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Portfolio of the Universal Institutional Funds, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

Federal Tax Information (Unaudited)

For the year ended December 31, 2002, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 100.0%.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                            TERM OF                                       NUMBER OF
                                            OFFICE                                        PORTFOLIOS
                                            AND                                           IN FUND
                            POSITION(S)     LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    REGISTRANT      SERVED*     PAST 5 YEARS                      DIRECTOR**    DIRECTOR
------------------------    -----------     ---------   ------------------------------    -----------   ---------------------------
John D. Barrett II (67)     Director        Director    Chairman and Director of          71            Director of the Ashforth
565 Fifth Avenue                            since       Barrett Associates, Inc.                        Company (real estate).
New York, NY 10017                          1996        (investment counseling).

Thomas P. Gerrity (61)      Director        Director    Professor of Management,          71            Director, ICG Commerce,
219 Grays Lane                              since       formerly, Dean, Wharton School                  Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                         2001        of Business, University of                      Reliance Group Holdings,
                                                        Pennsylvania; formerly,                         Inc., CVS Corporation and
                                                        Director, IKON Office                           Knight-Ridder, Inc.
                                                        Solutions, Inc., Fiserv,
                                                        Digital Equipment Corporation,
                                                        Investor Force Holdings, Inc.
                                                        and Union Carbide Corporation.

Gerard E. Jones (65)        Director        Director    Of Counsel, Shipman & Goodwin,    72            Director of Tractor Supply
Shipman & Goodwin, LLP                      since       LLP (law firm).                                 Company, Tiffany Foundation,
43 Arch Street                              1996                                                        Fairfield County Foundation
Greenwich, CT 06830                                                                                     and The India Magnum Fund
                                                                                                        Ltd.

Joseph J. Kearns (60)       Director        Director    Investment consultant;            71            Director, Electro Rent
6287 Via Escondido                          since       formerly, CFO of The                            Corporation and The Ford
Malibu, CA 90265                            2001        J. Paul Getty Trust.                            Family Foundation.

Vincent R. McLean (71)      Director        Director    Formerly, Executive Vice          71            Director, Banner Life
702 Shackamaxon Drive                       since       President, Chief Financial                      Insurance Co.; William Penn
Westfield, NJ 07090                         2001        Officer, Director and Member                    Life Insurance Company of
                                                        of the Executive Committee of                   New York.
                                                        Sperry Corporation (now part
                                                        of Unisys Corporation).

C. Oscar Morong, Jr. (67)   Director        Director    Managing Director, Morong         71            Trustee of the mutual funds
1385 Outlook Drive West                     since       Capital Management; formerly,                   in the Smith
Mountainside, NJ 07092                      2001        Senior Vice President and                       Barney/CitiFunds fund
                                                        Investment Manager for CREF,                    complex.
                                                        TIAA-CREF Investment
                                                        Management, Inc. (investment
                                                        management); formerly,
                                                        Director, The Indonesia Fund
                                                        (mutual fund).

William G. Morton, Jr. (65) Director        Director    Chairman Emeritus and former      71            Director of Radio Shack
304 Newbury Street, #560                    since       Chief Executive Officer of                      Corporation (electronics).
Boston, MA 02115                            2000        Boston Stock Exchange.

Michael Nugent (66)         Director        Director    General Partner, Triumph          194           Director of various business
c/o Triumph Capital, L.P.                   since       Capital, L.P. (private                          organizations; Chairman of
237 Park Avenue                             2001        investment partnership);                        the Insurance Committee and
New York, NY 10017                                      formerly, Vice President,                       Director or Trustee of the
                                                        Bankers Trust Company and BT                    retail families of funds
                                                        Capital Corporation.                            advised by Morgan Stanley
                                                                                                        Investment Advisors Inc.

Fergus Reid (70)            Director        Director    Chairman and Chief Executive      72            Trustee and Director of
85 Charles Colman Blvd.                     since       Officer of Lumelite Plastics                    approximately 30 investment
Pawling, NY 12564                           1996        Corporation.                                    companies in the JPMorgan
                                                                                                        Funds complex managed by
                                                                                                        JPMorgan Investment
                                                                                                        Management Inc., Director of
                                                                                                        The India Magnum Fund Ltd.

Interested Directors:

                                           TERM OF                                       NUMBER OF
                                           OFFICE                                        PORTFOLIOS
                                           AND                                           IN FUND
                           POSITION(S)     LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
DIRECTOR                   REGISTRANT      SERVED*     PAST 5 YEARS                      DIRECTOR**    DIRECTOR
------------------------   -----------     ---------   ------------------------------    -----------   ----------------------------
Barton M. Biggs (70)       Chairman and    Chairman    Chairman, Director and            72            Member of the Yale
1221 Avenue of the         Director        and         Managing Director of Morgan                     Development Board
  Americas                                 Director    Stanley Investment Management
New York, NY 10020                         since       Inc. and Chairman and Director
                                           1996        of Morgan Stanley Investment
                                                       Management Limited; Managing
                                                       Director of Morgan Stanley &
                                                       Co. Incorporated; Director and
                                                       Chairman of the Board of
                                                       various U.S. registered
                                                       companies managed by Morgan
                                                       Stanley Investment Management
                                                       Inc.

Ronald E. Robison (63)     President and   President   President and Trustee; Chief      72
1221 Avenue of the         Director        and         Global Operations Officer and
Americas                                   Director    Managing Director of Morgan
New York, NY 10020                         since       Stanley Investment Management
                                           2001        Inc.; Managing Director of
                                                       Morgan Stanley & Co.
                                                       Incorporated; formerly,
                                                       Managing Director and Chief
                                                       Operating Officer of TCW
                                                       Investment Management Company;
                                                       Director and President of
                                                       various funds in the Fund
                                                       Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                       Overview

Director and Officer Information (cont'd)

Officers:

                                                         TERM OF
                                        POSITION(S)      OFFICE AND
NAME, AGE AND ADDRESS OF EXECUTIVE      HELD WITH        LENGTH OF
OFFICER                                 REGISTRANT       TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------    --------------   ------------    ----------------------------------------------------------
Ronald E. Robison (63)                  President and    President       Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management    Director         since           Morgan Stanley Investment Management Inc.; Director and
  Inc.                                                   2001            President of various U.S. registered investment companies
1221 Avenue of the Americas                                              managed by Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                       previously, Managing Director and Chief Operating Officer
                                                                         of TCW Investment Management Company.

Stefanie V. Chang (36)                  Vice President   Vice            Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management                     President       and Morgan Stanley Investment Management Inc.; formerly,
  Inc.                                                   since 1997      practiced law with the New York law firm of Rogers & Wells
1221 Avenue of the Americas                                              (now Clifford Chance US LLP); Vice President of certain
New York, NY 10020                                                       funds in the Fund Complex.

Lorraine Truten (41)                    Vice President   Vice            Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management                     President       Inc.; Head of Global Client Services, Morgan Stanley
  Inc.                                                   since 2001      Investment Management Inc.; President, Morgan Stanley Fund
1221 Avenue of the Americas                                              Distribution, Inc. formerly, President of Morgan Stanley
New York, NY 10020                                                       Institutional Fund Trust; Vice President of certain funds
                                                                         in the Fund Complex.

Mary E. Mullin (35)                     Secretary        Secretary       Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management                     since 1999      Morgan Stanley Investment Management Inc.; formerly,
  Inc.                                                                   practiced law with the New York law firms of McDermott,
1221 Avenue of the Americas                                              Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
New York, NY 10020                                                       Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                   Treasurer        Treasurer       Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management                     since 2002      Morgan Stanley Investment Management Inc. and Treasurer of
  Inc.                                                                   various U.S. registered investment companies managed by
1221 Avenue of the Americas                                              Morgan Stanley Investment Management Inc.; formerly, with
New York, NY 10020                                                       Price Waterhouse LLP (now PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                   Assistant        Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.        Treasurer        Treasurer       Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                                        since 2001      Company); formerly Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                                                    (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                                                         certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR    LEGAL COUNSEL
Morgan Stanley Asset Management         Mayer, Brown, Rowe & Maw LLP
1221 Avenue of the Americas             1675 Broadway
New York, New York 10020                New York, New York 10019-5820

DISTRIBUTOR                             INDEPENDENT AUDITORS
Morgan Stanley & Co. Incorporated       Ernst & Young LLP
1221 Avenue of the Americas             200 Clarendon Street
New York, New York 10020                Boston, Massachusetts 02116-5072

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

16